UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

Natixis Distribution, L.P.

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2020

AlphaSimplex Global Alternatives Fund

AlphaSimplex Managed Futures Strategy Fund

AlphaSimplex Multi-Asset Fund

ALPHASIMPLEX GLOBAL ALTERNATIVES FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A GAFAX

David E. Kuenzi, CFA®*	Class C GAFCX

Peter A. Lee	Class N GAFNX

Philippe P. Lüdi, CFA®, PhD	Class Y GAFYX

Robert S. Rickard

AlphaSimplex Group, LLC (Adviser)

*

Effective December 31, 2020, David E. Kuenzi will no longer serve as a portfolio manager of the Fund. Additionally, effective December 31, 2020, Kathryn M. Kaminiski and Timothy J. Kang will join the portfolio management team of the Fund.

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation consistent with the risk-return characteristics of a diversified portfolio of hedge funds. The secondary goal of the Fund is to achieve these returns with less volatility than major equity indices.

Market Conditions

Given the onset of a global pandemic in 2020, the year was one with many different themes as the world sought to solve a global health crisis. The first quarter started off cautiously optimistic in equity markets. Equity markets surged to new highs while oil prices began to see the first signs of caution. Bond yields also began to fall as markets started to wonder how serious the Covid-19 crisis might be. In late February, volatility exploded across global markets in response to the global pandemic. Energy markets plummeted, as did yields, and equity markets spent over three weeks in crisis.

Towards the end of the first quarter, supported by fiscal and monetary intervention from central banks and policymakers around the world, the freefall halted and began to reverse. Over the rest of the year, equity markets rallied strongly, led by technology stocks and those businesses less fazed by a global health crisis. As risk-on sentiments entered the markets, the US dollar began to weaken against other global currencies. Commodities began to reflate.

The second quarter brought a continuation of the “V-shaped” (sharp) recovery, especially in domestic equities. A rise in longer yields and the Fed’s commitment to keep short-term rates near zero until 2022 led to a steepening of the yield curve. The dollar continued to fall, with some dispersion in both developed and emerging markets. In commodities, oil prices hit a historical low in April, with some futures prices even going to negative territory. Volatility remained high throughout the quarter.

Markets saw a strong reflationary theme in the third quarter, given continued economic recovery and impending fiscal stimulus. Global assets rose in response as the US dollar continued to weaken. Metals were in high demand, agricultural commodities strengthened significantly, and energies showed downward price pressure. Equity markets saw strong returns especially among the largest developed markets, with the Nasdaq strongly outpacing its peers due to technology stocks that continued to thrive during the pandemic. Volatility slowed slightly in comparison to the first and second quarter.

In the fourth quarter, unrest around the US presidential election, rising Covid-19 cases, and ongoing Brexit negotiations led to somewhat increased volatility in September and October. Markets weighed the balance between hope for a vaccine and fear of further lockdowns and restrictions. At the start of December hope seemed to prevail, with the election generally resolved and the development and testing of vaccines. Equity and commodity markets surged and the US dollar continued to weaken as risk-on themes dominated.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the AlphaSimplex Global Alternatives Fund returned -2.12% at net asset value. Although the Fund does not seek to track any particular index, the Barclay Fund of Funds Index may be used as a benchmark for performance analysis. This benchmark returned 7.46% for the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund seeks to earn returns from sources like those that drive a typical diversified portfolio of hedge funds. Accordingly, the Fund employs two primary sets of strategies. The hedge fund consensus component seeks to take on exposures that reflect the liquid, broad market exposures of the hedge fund industry as identified by a proprietary quantitative process. The Fund’s alternative risk premia1 (ARP) strategies, on the other hand, attempt to provide uncorrelated, alpha-like returns reflective of the diversifying and opportunistic trading strategies employed by hedge funds.

[1]

Risk premia refers to the amount by which the return of a risky asset is expected to outperform the known return on a risk-free asset. Strategies that seek to replicate the premia of hedge fund strategies are known as alternative risk premia

1  |

When the Fund takes on a “long” exposure to a market, the long exposure generally profits as the price of the underlying security rises but incurs losses when the price falls. When the Fund takes on a “short” exposure, the short exposure generally experiences losses as the price of the underlying security rises but profits as the price falls. The Fund typically makes extensive use of futures and forward contracts on global stock indices, fixed income securities, currencies, and commodities, as well as long and short (through equity basket total return swaps and/or short sales) positions in single-name equities. As market events unfold, these exposures result in a profit or loss for the Fund.

During 2020, the Fund experienced a small loss while its benchmark earned positive returns. The pandemic was a driver of the Fund’s relative underperformance in two ways: First and foremost, the pandemic caused a very dramatic and volatile V-shaped collapse and rebound in stock indices. Because the Fund, which tends to have long exposure to equities, reduced the size of its positions as a risk management measure when volatility spiked, it participated more in the initial downside than in the subsequent upside. Second, the single-name equity portion of the portfolio had more exposure to stocks that underperformed amidst the initial shock of the pandemic than ones that outperformed, contributing to the Fund’s losses.

The ARP component of the portfolio includes a number of strategies designed to provide access to uncorrelated sources of return. In 2020, the ARP strategies overall contributed positively to performance despite the impact of the pandemic and the negative performance of the broader universe of ARP strategies.

The contribution from the Fund’s money market holdings was under 0.5%, as short-maturity interest rates fell due to actions from the Federal Reserve amidst the pandemic. The Fund’s portfolio is adjusted on a daily and monthly basis to incorporate new information about hedge funds’ exposures and changing market dynamics or to update risk premia positioning, and on a daily basis to control risk. The risk control mechanism is designed to target an average annual volatility of 9% or less – greater than the typical volatility of bonds, but less than the typical volatility of stocks. The Fund’s realized volatility in 2020 was 7.5%, which is in line with our expectations and consistent with the long-run average level. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Although 2020 ended on a strong economic note, the start of 2021 shows increased uncertainty. This is driven by increased Covid-19 cases, a slow start to the vaccine rollout, concerns around the US presidential transition, and other geopolitical questions such as the practical implications of the recent Brexit negotiations. After the run-up in risk assets in 2020, it remains to be seen how voracious investors’ risk appetite will be this year.

Fiscal and monetary policy will remain at the forefront of investors’ minds in 2021. Coordinated easing and market intervention of central banks around the world halted the correlated freefall in assets in the beginning of 2020, but the long-term implication of these interventions is yet to be felt.

Democratic leadership in the US may lead to a more globalist approach, including less friction on trade and more investment flow into emerging markets, particularly China. However, looser fiscal policy and the possibility of tax increases may lead to more risk on the inflationary front. There may also be a question as to whether expansionary fiscal and monetary policy can sustain the continued rally in risk assets.

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ALPHASIMPLEX GLOBAL ALTERNATIVES FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

Average Annual Total Returns – December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 9/30/08)
NAV	-2.12%	1.54%	2.47%	—%	1.37%	1.34%

Class A (Inception 9/30/08)
NAV	-2.38	1.30	2.21	—	1.62	1.59
With 5.75% Maximum Sales Charge	-7.98	0.10	1.61	—

Class C (Inception 9/30/08)
NAV	-3.17	0.53	1.44	—	2.37	2.34
With CDSC[1]	-4.12	0.53	1.44	—

Class N (Inception 5/1/13)
NAV	-2.06	1.59	—	2.22	1.31	1.29

Comparative Performance
Barclay Fund of Funds Index[2]	7.46	2.91	2.40	2.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Barclay Fund of Funds Index is a measure of the average return of all Fund of Funds (“FoFs”) in the Barclay database. The index is simply the arithmetic average of the net returns of all the FoFs that have reported that month. Index returns are recalculated by BarclayHedge, Ltd. throughout each month. The fund does not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the Barclay Fund of Funds Index returns reported by the fund may differ from the index returns for the same period published by others. The performance of the Index reflects the managed fees and other expenses of both the funds of funds in the Index and the hedge funds in which these fund of funds invest.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A AMFAX

Kathryn M. Kaminski, PhD	Class C ASFCX

Philippe P. Lüdi, CFA®, PhD	Class N AMFNX

John C. Perry, PhD	Class Y ASFYX

Robert S. Rickard

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund pursues an absolute return strategy that seeks to provide capital appreciation.

Market Conditions

Given the onset of a global pandemic in 2020, the year was one with many different themes as the world sought to solve a global health crisis. The first quarter started off cautiously optimistic in equity markets. Equity markets surged to new highs while oil prices began to see the first signs of caution. Bond yields also began to fall as markets started to wonder how serious the Covid-19 crisis might be. In late February, volatility exploded across global markets in response to the global pandemic. Energy markets plummeted, as did yields, and equity markets spent over three weeks in crisis.

Towards the end of the first quarter, supported by fiscal and monetary intervention from central banks and policymakers around the world, the freefall halted and began to reverse. Over the rest of the year, equity markets rallied strongly, led by technology stocks and those businesses less fazed by a global health crisis. As risk-on sentiments entered the markets, the US dollar began to weaken against other global currencies. Commodities began to reflate.

The second quarter brought a continuation of the “V-shaped” recovery, especially in domestic equities. A rise in longer yields and the Fed’s commitment to keep short-term rates near zero until 2022 led to a steepening of the yield curve. The dollar continued to fall, with some dispersion in both developed and emerging markets. In commodities, oil prices hit a historical low in April, with some futures prices even going to negative territory. Volatility remained high throughout the quarter.

Markets saw a strong reflationary theme in the third quarter, given continued economic recovery and impending fiscal stimulus. Global assets rose in response as the US dollar continued to weaken. Metals were in high demand, agricultural commodities strengthened significantly, and energies showed downward price pressure. Equity markets saw strong returns especially among the largest developed markets, with the Nasdaq strongly outpacing its peers due to technology stocks that continued to thrive during the pandemic. Volatility slowed slightly in comparison to the first and second quarter.

In the fourth quarter, unrest around the US presidential election, rising Covid-19 cases, and ongoing Brexit negotiations led to somewhat increased volatility in September and October. Markets weighed the balance between hope for a vaccine and fear of further lockdowns and restrictions. At the start of December hope seemed to prevail, with the election generally resolved and the development and testing of vaccines. Equity and commodity markets surged and the US dollar continued to weaken as risk-on themes dominated.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of AlphaSimplex Managed Futures Strategy Fund returned 13.56% at net asset value. Although the Fund does not seek to track any particular index, the Credit Suisse Managed Futures Liquid Index may be used as a benchmark for performance analysis. This benchmark returned 1.81% over the same period. The SG Trend Index may also be used as a benchmark for performance analysis; this benchmark returned 6.28% over the same period. It is important to note that there are material differences between the Fund and these benchmarks.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to identify trends in global stock, fixed income, currency, and commodity markets. When the Fund takes on a “long” exposure to a market, that exposure generally profits as the price of the underlying security rises but suffers losses when its price falls. When it takes on a “short” exposure, that exposure generally suffers losses as the price of the underlying security rises but profits as its price falls. The Fund uses derivative instruments, such as futures and forward contracts, to capture these exposures.

For the 12-month period that ended December 31, 2020, the Fund’s performance benefited from large moves in global markets. Gains came primarily from fixed income markets, commodity markets, and, to a lesser extent, currency markets. Losses came primarily from equity markets.

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ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND

In fixed income, the Fund saw gains in both US and international markets as global bond yields fell drastically during the height of the Covid-19 crisis in the first quarter. The Fund was able to retain most of these first-quarter gains as bond yields remained range bound for the remainder of the year.

Commodities provided gains across all sectors: energies, agricultural commodities, base metals, and precious metals. The Fund benefited from short positions in energies during the first quarter. The Fund also benefited from the strong reflationary theme in markets after equities began to recover, with strong gains from long positions in both base and precious metals. Agricultural commodities were also beneficial during the last quarter of 2020.

In currencies, the Fund benefited from short US dollar positions as the dollar weakened throughout the year. The gains were primarily driven by US dollar weakness versus European currencies, such as the euro and the Swedish krona, as well as other developed market currencies, such as the Australian dollar and New Zealand dollar. Losses came from positions in the Japanese yen and some emerging currencies such as the Mexican peso.

In equities, the Fund started the year with long positions and subsequently was caught in the drawdown stemming from the Covid-19 crisis. The Fund recovered some of these losses during the remainder of the year as equity markets rebounded from sharp losses in the first quarter. The largest losses were concentrated in international developed market equities, where the recovery was less pronounced than in North American and emerging market equities.

The contribution from the Fund’s money market holdings was approximately 0.6%, as short-maturity interest rates fell due to actions from the Federal Reserve amidst the pandemic. The Fund’s portfolio is adjusted on a daily basis to reflect market trends as well as to control risk.

The risk control mechanism is designed to target an annualized portfolio volatility of 17% or less. The Fund’s realized volatility in 2020 was 11.6%, which is consistent with our risk management objectives. We continue to scale the size of the Fund’s positions to keep total portfolio risk at or below its target.

Outlook

Although 2020 ended on a strong economic note, the start of 2021 shows increased uncertainty. This is driven by increased Covid-19 cases, a slow start to the vaccine rollout, concerns around the US presidential transition, and other geopolitical questions such as the practical implications of the recent Brexit negotiations. After the run-up in risk assets in 2020, it remains to be seen how voracious investors’ risk appetite will be this year.

Fiscal and monetary policy will remain at the forefront of investors’ minds in 2021. Coordinated easing and market intervention of central banks around the world halted the correlated freefall in assets in the beginning of 2020, but the long-term implication of these interventions is yet to be felt.

Democratic leadership in the US may lead to a more globalist approach, including less friction on trade and more investment flow into emerging markets, particularly China. However, looser fiscal policy and the possibility of tax increases may lead to more risk on the inflationary front. There may also be a question as to whether expansionary fiscal and monetary policy can sustain the continued rally in risk assets.

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Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Average Annual Total Returns – December 31, 20204

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y (Inception 7/30/10)
NAV	13.56%	1.65%	2.85%	—%	1.53%	1.45%

Class A (Inception 7/30/10)
NAV	13.27	1.39	2.58	—	1.79	1.70
With 5.75% Maximum Sales Charge	6.81	0.21	1.98	—

Class C (Inception 7/30/10)
NAV	12.48	0.65	1.82	—	2.53	2.45
With CDSC[1]	11.48	0.65	1.82	—

Class N (Inception 5/01/17)
NAV	13.77	—	—	4.03	1.36	1.36

Comparative Performance
Credit Suisse Managed Futures Liquid Index[2]	1.81	-1.11	0.66	-1.10
SG Trend Index[3]	6.28	0.46	1.12	2.98

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including equities, fixed-income, commodities and currencies. Relative performance for the Credit Suisse Managed Futures Liquid Index is not available prior to January 31, 2011, which is the inception date of the index.

3

SG Trend Index is equal-weighted, reconstituted and rebalanced annually. The index calculates the net daily rate of return for a pool of Commodity Trading Advisors (CTAs) selected from the larger managers that are open to new investment. AlphaSimplex Group, LLC is part of this index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ALPHASIMPLEX MULTI-ASSET FUND

Managers	Symbols

Alexander D. Healy, PhD	Class A DAAFX

John C. Perry*	Class C DACFX

Robert S. Rickard	Class Y DAYFX

Derek M. Schug, CFA®

AlphaSimplex Group, LLC (Adviser)

Investment Goal

The Fund seeks long-term capital appreciation. The secondary goal of the Fund is the protection of capital during unfavorable market conditions.

Market Conditions

Given the onset of a global pandemic in 2020, the year was one with many different themes as the world sought to solve a global health crisis. The first quarter started off cautiously optimistic in equity markets. Equity markets surged to new highs while oil prices began to see the first signs of caution. Bond yields also began to fall as markets started to wonder how serious the Covid-19 crisis might be. In late February, volatility exploded across global markets in response to the global pandemic. Energy markets plummeted, as did yields, and equity markets spent over three weeks in crisis.

Towards the end of the first quarter, supported by fiscal and monetary intervention from central banks and policymakers around the world, the freefall halted and began to reverse. Over the rest of the year, equity markets rallied strongly, led by technology stocks and those businesses less fazed by a global health crisis. As risk-on sentiments entered the markets, the US dollar began to weaken against other global currencies. Commodities began to reflate.

The second quarter brought a continuation of the “V-shaped” recovery, especially in domestic equities. A rise in longer yields and the Fed’s commitment to keep short-term rates near zero until 2022 led to a steepening of the yield curve. The dollar continued to fall, with some dispersion in both developed and emerging markets. In commodities, oil prices hit a historical low in April, with some futures prices even going to negative territory. Volatility remained high throughout the quarter.

Markets saw a strong reflationary theme in the third quarter, given continued economic recovery and impending fiscal stimulus. Global assets rose in response as the US dollar continued to weaken. Metals were in high demand, agricultural commodities strengthened significantly, and energies showed downward price pressure. Equity markets saw strong returns especially among the largest developed markets, with the Nasdaq strongly outpacing its peers due to technology stocks that continued to thrive during the pandemic. Volatility slowed slightly in comparison to the first and second quarter.

In the fourth quarter, unrest around the US presidential election, rising Covid-19 cases, and ongoing Brexit negotiations led to somewhat increased volatility in September and October. Markets weighed the balance between hope for a vaccine and fear of further lockdowns and restrictions. At the start of December hope seemed to prevail, with the election generally resolved and the development and testing of vaccines. Equity and commodity markets surged and the US dollar continued to weaken as risk-on themes dominated.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the AlphaSimplex Multi-Asset Fund returned -7.03% at net asset value. Although the Fund does not seek to track any particular index, the Morningstar Global Allocation Index may be used as a benchmark for performance analysis. This benchmark returned 13.55% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The Fund uses a set of proprietary quantitative models to invest in global stock, fixed income, and currency markets. The Fund’s investment process was adjusted at the beginning of May while maintaining the overall investment objective. These changes were made to improve the Fund’s diversification potential when used as a component of an overall investment portfolio. The changes included enhancing the Fund’s risk management, expanding its investment universe, increasing the number of systematic models used, and allowing the Fund to take short positions. Our goal with these changes was for investors to consider the Fund as an alternative investment strategy as opposed to a more traditional asset allocation strategy.

The Fund’s strategy was to vary its asset class exposures according to three types of systematic investment models: core, trend, and diversifying. The core models provide risk-managed exposures to stocks and bonds through the use of exchange-traded funds and derivative instruments, such as futures contracts. The trend models look to capture momentum in prices by adjusting exposures based

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on the performance and risk behavior of individual assets over multiple horizons using several different mathematical techniques. Finally, additional models that seek to identify opportunities with inputs other than trend make up the remainder of the strategy. The Fund’s strategy is to overweight and/or underweight global stocks, bonds and currencies, including the use of short exposures, within this universe based on these models.

Prior to the Fund’s strategy changes in May, the biggest detractor from performance came from its average overweight to global stocks during the Covid-19-induced equity drawdown in February and March. The Fund’s stock exposures contributed positively to absolute performance since May. However, due primarily to the elevated volatility and poor price trends over the prior months, the Fund maintained a significantly lower exposure to stocks than its benchmark throughout the period, leading to smaller relative gains.

The Fund’s bond exposure contributed positively to performance by being overweight relative to the benchmark for the majority of the year. Holding higher exposures to bonds during the first seven months of the year contributed the majority of the Fund’s bond-related gains. The Fund’s bond exposures peaked in early November as intermediate and longer-term yields were generally rising during the last several months of the year. Currencies detracted overall from performance.

Each of the three model sets generated positive returns for the Fund between May and year-end, although they all underperformed the benchmark during this period. Additionally, since May the Fund seeks to maintain an annualized volatility of 13% or less. The Fund’s realized volatility in 2020 was 20.1%; the realized volatility since May 1, 2020 was 7.3%, which was below the benchmark’s 9.5% over the same period. Because we use historical volatility to estimate future volatility, we will generally take smaller position sizes coming out of high-volatility periods like the first part of this year. This prevented the Fund from taking larger exposures, especially in stocks. While modest, the contribution from the Fund’s money market holdings was positive over the year.

The Fund closed as of January 14, 2021, and as it closed, primary consideration was given to clients and their interests. There was no unusual market action that affected our trading of the portfolio during liquidation. All Fund assets were subsequently redeemed or distributed to Fund shareholders.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

November 30, 2015 (inception) through December 31, 2020

See notes to chart on page 9.

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ALPHASIMPLEX MULTI-ASSET FUND

Average Annual Total Returns – December 31, 20204

				Expense Ratios[5]

	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 11/30/15)
NAV	-7.03%	4.11%	3.78%	1.42%	0.95%

Class A (Inception 11/30/15)
NAV	-7.28	3.86	3.53	1.67	1.20
With 5.75% Maximum Sales Charge	-12.65	2.64	2.34

Class C (Inception 11/30/15)
NAV	-8.04	3.08	2.75	2.43	1.95
With CDSC[1]	-8.93	3.08	2.75

Comparative Performance
Morningstar® Global Allocation IndexSM[2]	13.55	9.76	9.35
Blended Index[3]	13.31	9.34	8.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Morningstar® Global Allocation IndexSM represents a diverse multi-asset-class portfolio of liquid global asset classes that reflects the global investment opportunities available to an investor with a moderate risk tolerance.

3

The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI World Index (Net)/40% Bloomberg Barclays U.S. Aggregate Bond Index. The weightings of the indices that compose the Blended Index are rebalanced on a monthly basis to maintain the allocations as described above. These rebalancings will not necessarily correspond to the rebalancing of the Fund’s investment portfolio, and the relative weightings of the asset classes in the Fund will generally differ to some extent from the weightings in the Blended Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  10

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2020 through December 31, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ALPHASIMPLEX GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,055.50	$7.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56
Class C
Actual	$1,000.00	$1,051.60	$11.55
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$11.34
Class N
Actual	$1,000.00	$1,056.70	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04
Class Y
Actual	$1,000.00	$1,057.00	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.49%, 2.24%, 1.19% and 1.24% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

11  |

ALPHASIMPLEX MANAGED FUTURES STRATEGY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,105.20	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Class C
Actual	$1,000.00	$1,101.00	$12.94
Hypothetical (5% return before expenses)	$1,000.00	$1,012.82	$12.40
Class N
Actual	$1,000.00	$1,107.00	$7.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85
Class Y
Actual	$1,000.00	$1,107.30	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.70%, 2.45%, 1.35% and 1.45% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

ALPHASIMPLEX MULTI-ASSET FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,093.20	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84
Class C
Actual	$1,000.00	$1,089.30	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.63
Class Y
Actual	$1,000.00	$1,094.70	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.15%, 1.90% and 0.90% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period). Expense ratios do not include the expenses of the underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

|  12

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund

Shares	Description	Value (†)
Common Stocks — 52.0% of Net Assets
	Aerospace & Defense — 0.3%
23,627	Howmet Aerospace, Inc.	$674,315
2,187	Lockheed Martin Corp.	776,341

		1,450,656

	Air Freight & Logistics — 0.7%
8,685	C.H. Robinson Worldwide, Inc.	815,261
28,626	Expeditors International of Washington, Inc.	2,722,619

		3,537,880

	Auto Components — 0.2%
22,561	Gentex Corp.	765,495

	Automobiles — 0.3%
78,559	Fisker, Inc.(a)	1,150,889
380	Tesla, Inc.(a)	268,155

		1,419,044

	Banks — 1.3%
13,759	Citigroup, Inc.	848,380
5,520	Credicorp Ltd.	905,390
92,292	Dime Community Bancshares, Inc.	1,455,445
72,150	TCF Financial Corp.	2,670,993
14,456	Westamerica BanCorp.	799,272

		6,679,480

	Beverages — 1.2%
5,413	Brown-Forman Corp., Class B	429,955
30,703	Coca-Cola Co. (The)	1,683,752
26,028	Keurig Dr Pepper, Inc.	832,896
16,462	PepsiCo, Inc.	2,441,315
50,849	Primo Water Corp.	797,312

		6,185,230

	Biotechnology — 0.3%
1,980	Alnylam Pharmaceuticals, Inc.(a)	257,341
85,236	Immatics NV(a)	919,696
447	Regeneron Pharmaceuticals, Inc.(a)	215,950
1,280	Seagen, Inc.(a)	224,179

		1,617,166

	Building Products — 0.7%
10,588	Allegion PLC	1,232,231
16,712	Johnson Controls International PLC	778,612
6,345	Masonite International Corp.(a)	623,967
25,845	Resideo Technologies, Inc.(a)	549,465
4,536	Trane Technologies PLC	658,446

		3,842,721

	Capital Markets — 2.3%
5,116	Blackstone Group, Inc. (The), Class A	331,568
17,574	Freedom Holding Corp.(a)	901,722
33,773	Houlihan Lokey, Inc.	2,270,559
4,680	Intercontinental Exchange, Inc.	539,557
38,170	Invesco Ltd.	665,303
26,180	Janus Henderson Group PLC	851,112
3,920	Morningstar, Inc.	907,754
10,077	Nasdaq, Inc.	1,337,621
57,448	Open Lending Corp., Class A(a)	2,008,382
12,654	PJT Partners, Inc., Class A	952,214
22,274	SEI Investments Co.	1,280,087

		12,045,879

	Chemicals — 0.9%
23,946	Corteva, Inc.	927,189
33,819	GCP Applied Technologies, Inc.(a)	799,819
3,699	NewMarket Corp.	1,473,275
	Chemicals — continued
73,800	Orion Engineered Carbons S.A.	$1,264,932

		4,465,215

	Commercial Services & Supplies — 1.1%
3,259	Cintas Corp.	1,151,926
7,317	Copart, Inc.(a)	931,088
11,258	IAA, Inc.(a)	731,545
13,344	Republic Services, Inc.	1,285,027
9,219	Ritchie Bros. Auctioneers, Inc.	641,182
15,610	Rollins, Inc.	609,883
3,067	Waste Management, Inc.	361,691

		5,712,342

	Communications Equipment — 0.3%
59,933	Radware Ltd.(a)	1,663,141

	Construction & Engineering — 0.3%
17,934	AECOM(a)	892,754
7,034	Jacobs Engineering Group, Inc.	766,425

		1,659,179

	Construction Materials — 0.1%
7,548	Eagle Materials, Inc.	764,990

	Consumer Finance — 0.9%
3,982	Credit Acceptance Corp.(a)	1,378,330
15,451	FirstCash, Inc.	1,082,188
11,075	Green Dot Corp., Class A(a)	617,985
13,863	Nelnet, Inc., Class A	987,600
12,927	Synchrony Financial	448,696

		4,514,799

	Containers & Packaging — 0.4%
2,851	AptarGroup, Inc.	390,273
6,335	Avery Dennison Corp.	982,622
22,473	Silgan Holdings, Inc.	833,299

		2,206,194

	Distributors — 0.1%
19,992	LKQ Corp.(a)	704,518

	Diversified Consumer Services — 0.2%
15,853	Service Corp. International	778,382

	Diversified Financial Services — 0.3%
5	Berkshire Hathaway, Inc., Class A(a)	1,739,075

	Diversified Telecommunication Services — 0.5%
24,873	AT&T, Inc.	715,347
35,617	Verizon Communications, Inc.	2,092,499

		2,807,846

	Electric Utilities — 1.3%
7,513	Alliant Energy Corp.	387,145
14,960	American Electric Power Co., Inc.	1,245,719
6,945	Avangrid, Inc.	315,650
10,921	Duke Energy Corp.	999,927
3,252	Entergy Corp.	324,680
3,783	Eversource Energy	327,267
19,432	Exelon Corp.	820,419
9,642	Hawaiian Electric Industries, Inc.	341,230
3,768	IDACORP, Inc.	361,841
4,692	NextEra Energy, Inc.	361,988
12,803	OGE Energy Corp.	407,903
3,987	Pinnacle West Capital Corp.	318,761
5,589	Southern Co. (The)	343,332
4,780	Xcel Energy, Inc.	318,683

		6,874,545

See accompanying notes to financial statements.

13  |

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — 0.6%
7,041	AMETEK, Inc.	$851,539
14,084	Emerson Electric Co.	1,131,931
5,376	Generac Holdings, Inc.(a)	1,222,556

		3,206,026

	Electronic Equipment, Instruments & Components — 0.7%
8,368	Amphenol Corp., Class A	1,094,283
8,618	CDW Corp.	1,135,766
8,642	Dolby Laboratories, Inc., Class A	839,398
37,090	Flex Ltd.(a)	666,878

		3,736,325

	Entertainment — 0.5%
75,105	Lions Gate Entertainment Corp., Class A(a)	853,944
4,307	Madison Square Garden Sports Corp.(a)	792,919
5,647	Walt Disney Co. (The)(a)	1,023,123

		2,669,986

	Food & Staples Retailing — 0.4%
1,695	Costco Wholesale Corp.	638,642
1,862	Sysco Corp.	138,272
1,885	U.S. Foods Holding Corp.(a)	62,790
9,348	Walmart, Inc.	1,347,514

		2,187,218

	Food Products — 2.1%
7,398	Campbell Soup Co.	357,693
40,177	Conagra Brands, Inc.	1,456,818
14,492	Flowers Foods, Inc.	327,954
5,892	General Mills, Inc.	346,450
23,786	Hain Celestial Group, Inc. (The)(a)	955,008
2,326	Hershey Co. (The)	354,319
6,875	Hormel Foods Corp.	320,444
54,408	Hostess Brands, Inc.(a)	796,533
5,189	Kellogg Co.	322,911
3,822	McCormick & Co., Inc.	365,383
32,555	Mondelez International, Inc., Class A	1,903,491
25,140	Nomad Foods Ltd.(a)	639,059
7,790	Post Holdings, Inc.(a)	786,868
62,742	SunOpta, Inc.(a)	732,199
68,810	Utz Brands, Inc.	1,517,949

		11,183,079

	Gas Utilities — 0.3%
12,982	Atmos Energy Corp.	1,238,872
6,753	Spire, Inc.	432,462

		1,671,334

	Health Care Equipment & Supplies — 1.3%
9,553	Baxter International, Inc.	766,533
3,255	Becton Dickinson & Co.	814,466
12,000	Danaher Corp.	2,665,680
665	DexCom, Inc.(a)	245,864
1,072	Insulet Corp.(a)	274,035
6,648	Medtronic PLC	778,747
14,818	Merit Medical Systems, Inc.(a)	822,547
1,246	Quidel Corp.(a)	223,844
2,252	STERIS PLC	426,844

		7,018,560

	Health Care Providers & Services — 1.5%
1,190	Chemed Corp.	633,806
10,134	DaVita, Inc.(a)	1,189,732
13,240	Encompass Health Corp.	1,094,816
2,572	Humana, Inc.	1,055,214
8,063	Magellan Health, Inc.(a)	667,939
	Health Care Providers & Services — continued
26,725	MEDNAX, Inc.(a)	655,831
12,699	Quest Diagnostics, Inc.	1,513,340
3,353	UnitedHealth Group, Inc.	1,175,830

		7,986,508

	Health Care Technology — 0.6%
29,497	Cerner Corp.	2,314,924
35,535	Evolent Health, Inc., Class A(a)	569,626
1,161	Teladoc Health, Inc.(a)	232,154

		3,116,704

	Hotels, Restaurants & Leisure — 0.9%
26,036	Bloomin’ Brands, Inc.	505,619
70	Chipotle Mexican Grill, Inc.(a)	97,070
9,135	Hilton Worldwide Holdings, Inc.	1,016,360
6,421	McDonald’s Corp.	1,377,818
10,169	Starbucks Corp.	1,087,880
7,083	Yum! Brands, Inc.	768,930

		4,853,677

	Household Durables — 0.5%
12,945	Garmin Ltd.	1,548,999
8,774	Installed Building Products, Inc.(a)	894,334

		2,443,333

	Household Products — 1.4%
15,004	Church & Dwight Co., Inc.	1,308,799
1,742	Clorox Co. (The)	351,745
11,831	Colgate-Palmolive Co.	1,011,669
2,592	Kimberly-Clark Corp.	349,479
19,598	Procter & Gamble Co. (The)	2,726,866
5,918	WD-40 Co.	1,572,294

		7,320,852

	Independent Power & Renewable Electricity Producers — 0.2%
32,572	Atlantica Sustainable Infrastructure PLC	1,237,085

	Industrial Conglomerates — 0.1%
1,504	Roper Technologies, Inc.	648,359

	Insurance — 1.3%
19,355	AMERISAFE, Inc.	1,111,558
3,653	Aon PLC, Class A	771,769
3,129	Arthur J. Gallagher & Co.	387,088
7,606	Brown & Brown, Inc.	360,600
3,833	Erie Indemnity Co., Class A	941,385
13,487	Marsh & McLennan Cos., Inc.	1,577,979
10,593	Progressive Corp. (The)	1,047,436
754	White Mountains Insurance Group Ltd.	754,498

		6,952,313

	Interactive Media & Services — 0.3%
409	Alphabet, Inc., Class A(a)	716,830
3,774	Facebook, Inc., Class A(a)	1,030,906

		1,747,736

	Internet & Direct Marketing Retail — 0.6%
637	Amazon.com, Inc.(a)	2,074,665
23,505	eBay, Inc.	1,181,126

		3,255,791

	IT Services — 3.1%
7,313	Accenture PLC, Class A	1,910,229
22,833	Amdocs Ltd.	1,619,545
6,928	Black Knight, Inc.(a)	612,089
21,289	Booz Allen Hamilton Holding Corp.	1,855,975
11,258	Broadridge Financial Solutions, Inc.	1,724,726
7,479	Fidelity National Information Services, Inc.	1,057,979

See accompanying notes to financial statements.

|  14

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
3,856	Jack Henry & Associates, Inc.	$624,633
25,006	KBR, Inc.	773,435
2,209	Leidos Holdings, Inc.	232,210
8,412	MAXIMUS, Inc.	615,674
114,719	Paya Holdings, Inc., Class A(a)	1,557,884
12,178	Paychex, Inc.	1,134,746
34,234	Perspecta, Inc.	824,355
5,659	Visa, Inc., Class A	1,237,793
2,107	Wix.com Ltd.(a)	526,666

		16,307,939

	Leisure Products — 0.3%
18,446	Acushnet Holdings Corp.	747,801
23,114	Callaway Golf Co.	554,967

		1,302,768

	Life Sciences Tools & Services — 0.4%
15,751	Agilent Technologies, Inc.	1,866,336

	Machinery — 1.0%
18,618	Donaldson Co., Inc.	1,040,374
9,479	Lincoln Electric Holdings, Inc.	1,101,934
9,116	PACCAR, Inc.	786,528
16,670	Toro Co. (The)	1,580,983
34,784	Trinity Industries, Inc.	917,950

		5,427,769

	Media — 1.1%
29,224	Altice USA, Inc., Class A(a)	1,106,713
3,652	Charter Communications, Inc., Class A(a)	2,415,980
39,229	Comcast Corp., Class A	2,055,600

		5,578,293

	Metals & Mining — 0.2%
6,417	Reliance Steel & Aluminum Co.	768,436

	Multi-Utilities — 0.9%
4,337	Ameren Corp.	338,546
17,132	CMS Energy Corp.	1,045,223
17,543	Consolidated Edison, Inc.	1,267,833
4,169	Dominion Energy, Inc.	313,509
3,623	DTE Energy Co.	439,868
14,499	NiSource, Inc.	332,607
5,868	Public Service Enterprise Group, Inc.	342,104
3,500	Sempra Energy	445,935
3,618	WEC Energy Group, Inc.	332,965

		4,858,590

	Multiline Retail — 0.2%
6,030	Dollar General Corp.	1,268,109

	Oil, Gas & Consumable Fuels — 2.2%
15,974	Cheniere Energy, Inc.(a)	958,919
43,071	Concho Resources, Inc.	2,513,193
34,441	CVR Energy, Inc.	513,171
32,727	Enviva Partners LP	1,486,460
84,867	Holly Energy Partners LP	1,205,112
25,109	Magellan Midstream Partners LP	1,065,626
153,331	Parsley Energy, Inc., Class A	2,177,300
700,524	QEP Resources, Inc.	1,674,252

		11,594,033

	Personal Products — 0.5%
7,333	Estee Lauder Cos., Inc. (The), Class A	1,951,971
3,399	Medifast, Inc.	667,360

		2,619,331

	Pharmaceuticals — 1.0%
12,156	Bristol-Myers Squibb Co.	754,036
29,076	Elanco Animal Health, Inc.(a)	891,761
4,442	Eli Lilly & Co.	749,987
3,301	Horizon Therapeutics PLC(a)	241,468
5,023	Johnson & Johnson	790,520
5,376	Merck & Co., Inc.	439,757
19,649	Pfizer, Inc.	723,280
5,004	Zoetis, Inc.	828,162

		5,418,971

	Professional Services — 0.9%
12,968	Exponent, Inc.	1,167,509
42,212	Nielsen Holdings PLC	880,965
11,787	Verisk Analytics, Inc.	2,446,863

		4,495,337

	Real Estate Management & Development — 0.4%
11,647	CBRE Group, Inc., Class A(a)	730,500
5,786	Howard Hughes Corp. (The)(a)	456,689
46,618	Kennedy-Wilson Holdings, Inc.	833,996

		2,021,185

	REITs – Apartments — 0.1%
3,790	Camden Property Trust	378,697
3,028	Mid-America Apartment Communities, Inc.	383,617

		762,314

	REITs – Diversified — 0.2%
3,838	CoreSite Realty Corp.	480,824
53,001	Uniti Group, Inc.	621,702

		1,102,526

	REITs – Mortgage — 0.7%
115,143	AGNC Investment Corp.	1,796,231
77,508	Broadmark Realty Capital, Inc.	790,581
48,187	KKR Real Estate Finance Trust, Inc.	863,511

		3,450,323

	REITs – Office Property — 0.4%
2,161	Alexandria Real Estate Equities, Inc.	385,133
21,666	Easterly Government Properties, Inc.	490,735
47,889	Equity Commonwealth	1,306,412

		2,182,280

	REITs – Storage — 0.3%
10,601	CubeSmart	356,300
3,027	Extra Space Storage, Inc.	350,708
3,116	Life Storage, Inc.	372,019
1,514	Public Storage	349,628

		1,428,655

	REITs – Warehouse/Industrials — 0.1%
5,865	Terreno Realty Corp.	343,161

	Road & Rail — 0.9%
9,687	CSX Corp.	879,095
41,669	Heartland Express, Inc.	754,209
7,198	Landstar System, Inc.	969,283
5,851	Old Dominion Freight Line, Inc.	1,141,998
4,903	Union Pacific Corp.	1,020,903

		4,765,488

	Semiconductors & Semiconductor Equipment — 1.8%
16,548	Inphi Corp.(a)	2,655,458
26,865	Maxim Integrated Products, Inc.	2,381,582
173	Monolithic Power Systems, Inc.	63,358
1,839	Qorvo, Inc.(a)	305,770

See accompanying notes to financial statements.

15  |

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — continued
817	SolarEdge Technologies, Inc.(a)	$260,721
2,286	Teradyne, Inc.	274,069
4,818	Texas Instruments, Inc.	790,778
17,608	Xilinx, Inc.	2,496,286

		9,228,022

	Software — 3.7%
49,054	Box, Inc., Class A(a)	885,425
21,750	Check Point Software Technologies Ltd.(a)	2,890,792
5,912	Citrix Systems, Inc.	769,151
19,373	CommVault Systems, Inc.(a)	1,072,683
753	Coupa Software, Inc.(a)	255,199
1,478	Crowdstrike Holdings, Inc., Class A(a)	313,070
2,290	Datadog, Inc., Class A(a)	225,428
994	DocuSign, Inc.(a)	220,966
61,312	NortonLifeLock, Inc.	1,274,063
23,246	Nuance Communications, Inc.(a)	1,024,916
43,497	Open Text Corp.	1,977,374
12,295	Oracle Corp.	795,363
7,164	Pegasystems, Inc.	954,675
9,319	PTC, Inc.(a)	1,114,646
761	RingCentral, Inc., Class A(a)	288,396
1,414	ServiceNow, Inc.(a)	778,308
43,197	Slack Technologies, Inc., Class A(a)	1,824,641
251	Trade Desk, Inc. (The), Class A(a)	201,051
4,884	Tyler Technologies, Inc.(a)	2,131,964
503	Zoom Video Communications, Inc., Class A(a)	169,672

		19,167,783

	Specialty Retail — 1.4%
5,434	Advance Auto Parts, Inc.	855,909
7,906	Asbury Automotive Group, Inc.(a)	1,152,220
1,184	AutoZone, Inc.(a)	1,403,561
9,167	Best Buy Co., Inc.	914,775
34,663	Buckle, Inc. (The)	1,012,160
2,311	Home Depot, Inc. (The)	613,848
4,697	Lowe’s Cos., Inc.	753,916
21,624	Rent-A-Center, Inc.	827,983

		7,534,372

	Technology Hardware, Storage & Peripherals — 0.2%
16,824	Seagate Technology PLC	1,045,780

	Textiles, Apparel & Luxury Goods — 0.2%
5,612	NIKE, Inc., Class B	793,930

	Thrifts & Mortgage Finance — 0.9%
124,574	Columbia Financial, Inc.(a)	1,938,371
109,286	MGIC Investment Corp.	1,371,539
14,483	Walker & Dunlop, Inc.	1,332,726

		4,642,636

	Tobacco — 0.2%
9,364	Philip Morris International, Inc.	775,246

	Trading Companies & Distributors — 1.2%
52,197	BMC Stock Holdings, Inc.(a)	2,801,935
4,906	United Rentals, Inc.(a)	1,137,750
2,290	W.W. Grainger, Inc.	935,099
5,556	Watsco, Inc.	1,258,712

		6,133,496

	Water Utilities — 0.2%
6,465	American Water Works Co., Inc.	992,184

	Wireless Telecommunication Services — 0.3%
12,966	T-Mobile US, Inc.(a)	1,748,465

	Total Common Stocks (Identified Cost $241,815,002)	272,292,421

Exchange-Traded Funds — 0.7%
41,081	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $3,383,798)	3,586,371

Principal Amount
Short-Term Investments — 35.4%
	Certificates of Deposit — 26.3%
$15,000,000	National Bank of Kuwait (NY), 0.210%, 1/04/2021	15,000,167
10,000,000	KBC Bank NV (NY), 0.110%, 1/07/2021	10,000,000
19,000,000	Mizuho Bank Ltd. (NY), 0.150%, 2/02/2021	19,000,122
8,500,000	Landesbank Baden-Wuerttemberg (NY), 0.250%, 2/08/2021(b)	8,500,349
10,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.190%, 2/16/2021(b)	9,999,516
15,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.200%, 2/16/2021(b)	15,000,899
10,000,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.210%, 2/18/2021(b)	10,000,693
15,000,000	Toronto-Dominion Bank (NY), 0.200%, 2/19/2021	14,999,791
10,000,000	DZ Bank (NY), 0.190%, 3/03/2021	10,000,120
5,000,000	Royal Bank of Canada (NY), 3-month LIBOR + 0.110%, 0.331%, 6/11/2021(b)(c)	5,002,366
10,000,000	Bank of Montreal (IL), 0.240%, 6/23/2021	9,999,130
10,000,000	Cooperatieve Rabobank UA, 0.230%, 7/20/2021(b)	10,000,050

		137,503,203

	Time Deposits — 5.3%
13,400,000	Skandinaviska Enskilda Banken (NY), 0.040%, 1/04/2021	13,400,000
14,200,000	Canadian Imperial Bank of Commerce, 0.080%, 1/04/2021	14,200,000

		27,600,000

	Treasuries — 3.8%
8,300,000	U.S. Treasury Bills, 0.065%-0.090%, 1/07/2021(d)(e)(f)(g)	8,299,979
9,800,000	U.S. Treasury Bills, 0.090%, 2/04/2021(d)(f)(g)	9,799,536
2,000,000	U.S. Treasury Bills, 0.075%, 3/04/2021(d)(f)	1,999,771

		20,099,286

	Total Short-Term Investments (Identified Cost $185,199,327)	185,202,489

	Total Investments — 88.1% (Identified Cost $430,398,127)	461,081,281
	Other assets less liabilities — 11.9%	62,208,334

	Net Assets — 100.0%	$523,289,615

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(g)	A portion of the security is held by AlphaSimplex Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  16

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
REITs	Real Estate Investment Trusts

CHF	Swiss Franc
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	3/17/2021	CHF	B	7,250,000	$8,179,951	$8,206,626	$26,675
UBS AG	3/17/2021	CHF	B	24,250,000	27,515,239	27,449,749	(65,490)
UBS AG	3/17/2021	CHF	S	11,750,000	13,331,800	13,300,394	31,406
UBS AG	3/17/2021	CHF	S	57,250,000	64,696,054	64,804,046	(107,992)
UBS AG	3/17/2021	NOK	B	14,000,000	1,607,722	1,632,391	24,669
UBS AG	3/17/2021	NOK	S	6,000,000	684,217	699,596	(15,379)
UBS AG	3/17/2021	NZD	B	50,900,000	36,184,575	36,633,873	449,298
UBS AG	3/17/2021	NZD	S	31,300,000	22,050,727	22,527,313	(476,586)
UBS AG	3/17/2021	PLN	B	3,000,000	815,621	803,324	(12,297)
UBS AG	3/17/2021	SEK	B	228,000,000	27,053,320	27,733,173	679,853
UBS AG	3/17/2021	SEK	S	158,000,000	19,302,416	19,218,603	83,813
UBS AG	3/17/2021	SEK	S	46,000,000	5,565,488	5,595,289	(29,801)
UBS AG	3/17/2021	SGD	B	5,250,000	3,923,999	3,972,743	48,744
UBS AG	3/17/2021	ZAR	B	10,500,000	712,134	708,041	(4,093)

Total							$632,820

At December 31, 2020, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2021	3,423	$755,578,239	$756,402,772	$824,533
3 Year Australia Government Bond	3/15/2021	230	20,812,884	20,823,949	11,065
5 Year U.S. Treasury Note	3/31/2021	669	84,179,461	84,403,758	224,297
10 Year Australia Government Bond	3/15/2021	927	104,923,885	105,221,015	297,130
10 Year Canada Government Bond	3/22/2021	464	54,155,283	54,350,224	194,941
10 Year U.S. Treasury Note	3/22/2021	521	71,813,187	71,938,703	125,516
AEX-Index®	1/15/2021	7	1,053,808	1,068,140	14,332
ASX SPI 200™	3/18/2021	5	632,083	629,963	(2,120)
British Pound	3/15/2021	199	16,707,875	16,988,381	280,506
Canadian Dollar	3/16/2021	577	45,244,270	45,202,180	(42,090)
DAX	3/19/2021	62	25,130,350	26,028,843	898,493
E-mini NASDAQ 100	3/19/2021	5	1,236,567	1,288,550	51,983
E-mini Russell 2000	3/19/2021	654	62,466,777	64,575,960	2,109,183
E-mini S&P MidCap 400®	3/19/2021	7	1,569,495	1,612,450	42,955
Euribor	3/15/2021	49	15,045,965	15,046,774	809
Euro	3/15/2021	571	86,804,836	87,405,825	600,989
Euro Schatz	3/08/2021	97	13,309,334	13,304,594	(4,740)
EURO STOXX 50®	3/19/2021	128	5,481,593	5,551,178	69,585
Euro-BTP	3/08/2021	29	5,385,779	5,385,388	(391)
Euro-Buxl® 30 Year Bond	3/08/2021	9	2,460,647	2,476,480	15,833
FTSE 100 Index	3/19/2021	142	12,596,768	12,466,684	(130,084)
FTSE Taiwan Index	1/28/2021	24	1,179,660	1,224,720	45,060
FTSE/JSE Top 40 Index	3/18/2021	26	969,237	966,450	(2,787)
German Euro BOBL	3/08/2021	50	8,256,522	8,257,133	611
Hang Seng Index®	1/28/2021	8	1,350,231	1,404,407	54,176
Indian Rupee	1/27/2021	136	3,663,400	3,714,160	50,760
Japanese Yen	3/15/2021	334	40,308,770	40,451,575	142,805

See accompanying notes to financial statements.

17  |

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	3/19/2021	8	$838,720	$852,320	$13,600
MSCI Emerging Markets Index	3/19/2021	145	9,021,900	9,339,450	317,550
Nikkei 225™	3/11/2021	8	2,040,482	2,125,999	85,517
OMXS30®	1/15/2021	80	1,839,516	1,826,292	(13,224)
S&P/TSX 60 Index	3/18/2021	13	2,125,958	2,101,611	(24,347)
Short Sterling	3/17/2021	148	25,294,748	25,296,235	1,487
Short-Term Euro-BTP	3/08/2021	50	6,907,210	6,916,983	9,773
TOPIX	3/11/2021	27	4,593,773	4,718,561	124,788
U.S. Dollar Index	3/15/2021	467	42,355,261	41,980,498	(374,763)

Total					$6,013,731

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/17/2021	263	$12,782,240	$13,002,062	$219,822
Brent Crude Oil	1/29/2021	42	2,074,110	2,175,600	101,490
Cocoa	3/16/2021	40	1,009,860	1,041,200	31,340
Copper	3/29/2021	25	2,007,425	2,199,375	191,950
Copper LME	3/17/2021	226	40,194,406	43,882,137	3,687,731
Cotton	3/09/2021	260	9,834,470	10,155,600	321,130
Gold	2/24/2021	75	14,148,210	14,213,250	65,040
New York Harbor ULSD	1/29/2021	185	11,449,007	11,530,680	81,673
Nickel LME	3/17/2021	41	3,975,768	4,085,568	109,800
Soybean	3/12/2021	38	2,451,962	2,490,900	38,938
Soybean Oil	3/12/2021	684	15,316,086	17,400,960	2,084,874
Sugar	2/26/2021	1,062	17,531,651	18,424,425	892,774
Wheat	3/12/2021	470	14,034,775	15,051,750	1,016,975
Zinc LME	3/17/2021	73	4,881,444	5,017,528	136,084

Total					$8,979,621

At December 31, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
30 Year U.S. Treasury Bond	3/22/2021	279	$48,473,914	$48,319,313	$154,601
Australian Dollar	3/15/2021	232	17,494,290	17,864,000	(369,710)
Brazilian Real	1/29/2021	52	1,016,340	999,700	16,640
E-mini S&P 500®	3/19/2021	549	101,394,813	102,904,560	(1,509,747)
Euro-OAT	3/08/2021	313	63,918,980	64,185,715	(266,735)
Eurodollar	6/14/2021	87	21,707,588	21,714,113	(6,525)
German Euro Bund	3/08/2021	660	143,165,075	143,229,187	(64,112)
Mexican Peso	3/15/2021	1,058	26,217,110	26,312,460	(95,350)
UK Long Gilt	3/29/2021	19	3,522,969	3,521,670	1,299

Total					$(2,139,639)

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/17/2021	302	$14,989,943	$14,930,125	$59,818
Coffee	3/19/2021	11	524,550	529,031	(4,481)
Copper LME	3/17/2021	46	8,459,089	8,931,763	(472,674)
Corn	3/12/2021	501	11,073,587	12,124,200	(1,050,613)
Gasoline	1/29/2021	56	3,079,070	3,316,555	(237,485)
Live Cattle	2/26/2021	201	9,026,950	9,248,010	(221,060)
Low Sulfur Gasoil	2/11/2021	366	15,035,700	15,481,800	(446,100)
Natural Gas	1/27/2021	210	5,297,860	5,331,900	(34,040)
Nickel LME	3/17/2021	9	932,337	896,832	35,505
Silver	3/29/2021	18	2,213,000	2,377,080	(164,080)
Soybean Meal	3/12/2021	114	4,749,030	4,895,160	(146,130)
WTI Crude Oil	1/20/2021	140	6,547,960	6,792,800	(244,840)
Zinc LME	3/17/2021	133	9,172,816	9,141,522	31,294

Total					$(2,894,886)

1 Commodity futures are held by AlphaSimplex Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  18

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Bilateral Equity Basket Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)	Value of Reference Entities	Notional Amount Net Asset Percentage
Equity Securities Short	Morgan Stanley Capital Services LLC	5/19/2021	$(135,849,616)	$—	$(135,849,616)	(26.0%)

(a)

The Fund receives or pays, on a monthly basis, the total return on a portfolio of short equity positions net of one day U.S. Federal Funds Effective Rate minus a spread of 0.45%-0.59% as calculated on the notional amount. See Note 2 of Notes to Financial Statements.

The following table represents the reference entities underlying the total return swap with Morgan Stanley Capital Services LLC as of December 31, 2020:

Common Stocks — Short	Shares	Value	% of Basket Value
Aerospace & Defense
Axon Enterprise, Inc.	(3,535)	$(433,144)	(0.3%)
Boeing Co. (The)	(1,106)	(236,750)	(0.2%)
Hexcel Corp.	(4,482)	(217,332)	(0.2%)
TransDigm Group, Inc.	(790)	(488,892)	(0.4%)

		(1,376,118)

Air Freight & Logistics
XPO Logistics, Inc.	(3,534)	(421,253)	(0.3%)

Airlines
Alaska Air Group, Inc.	(14,084)	(732,368)	(0.5%)
Delta Air Lines, Inc.	(21,655)	(870,747)	(0.6%)
JetBlue Airways Corp.	(89,924)	(1,307,495)	(1.0%)
Southwest Airlines Co.	(14,923)	(695,561)	(0.5%)
United Airlines Holdings, Inc.	(14,867)	(642,998)	(0.5%)

		(4,249,169)

Auto Components
Goodyear Tire & Rubber Co. (The)	(23,582)	(257,280)	(0.2%)

Automobiles
General Motors Co.	(15,794)	(657,662)	(0.5%)
Harley-Davidson, Inc.	(9,402)	(345,054)	(0.3%)

		(1,002,716)

Banks
Banc of California, Inc.	(74,499)	(1,095,880)	(0.8%)
Bridge Bancorp, Inc.	(59,169)	(1,430,706)	(1.1%)
Huntington Bancshares, Inc.	(216,671)	(2,736,555)	(2.0%)
Live Oak Bancshares, Inc.	(22,649)	(1,074,922)	(0.8%)
Wells Fargo & Co.	(6,937)	(209,359)	(0.2%)

		(6,547,422)

Biotechnology
Alexion Pharmaceuticals, Inc.	(5,300)	(828,072)	(0.6%)
Allakos, Inc.	(3,008)	(421,120)	(0.3%)
Biogen, Inc.	(1,708)	(418,221)	(0.3%)
Insmed, Inc.	(19,606)	(652,684)	(0.5%)
TG Therapeutics, Inc.	(12,503)	(650,406)	(0.5%)

		(2,970,503)

Building Products
Advanced Drainage Systems, Inc.	(15,144)	(1,265,736)	(0.9%)
Builders FirstSource, Inc.	(68,508)	(2,795,811)	(2.1%)

		(4,061,547)

Capital Markets
Ares Management Corp., Class A	(21,019)	(988,944)	(0.7%)
Blucora, Inc.	(17,012)	(270,661)	(0.2%)
Carlyle Group, Inc. (The)	(28,854)	(907,170)	(0.7%)
Virtus Investment Partners, Inc.	(5,366)	(1,164,422)	(0.9%)

		(3,331,197)

Chemicals
Chemours Co. (The)	(28,150)	(697,838)	(0.5%)
DuPont de Nemours, Inc.	(3,767)	(267,871)	(0.2%)
Mosaic Co. (The)	(67,925)	(1,562,954)	(1.2%)
Olin Corp.	(21,794)	(535,261)	(0.4%)
Scotts Miracle-Gro Co. (The)	(4,241)	(844,553)	(0.6%)
Trinseo S.A.	(24,113)	(1,234,827)	(0.9%)

		(5,143,304)

Commercial Services & Supplies
Brink’s Co. (The)	(3,723)	(268,056)	(0.2%)
Clean Harbors, Inc.	(6,367)	(484,529)	(0.4%)
KAR Auction Services, Inc.	(13,632)	(253,691)	(0.2%)

		(1,006,276)

Communications Equipment
ViaSat, Inc.	(6,472)	(211,311)	(0.2%)

Construction & Engineering
APi Group Corp.	(64,748)	(1,175,176)	(0.9%)
Fluor Corp.	(55,786)	(890,902)	(0.7%)
Granite Construction, Inc.	(39,132)	(1,045,216)	(0.8%)

		(3,111,294)

Consumer Finance
Capital One Financial Corp.	(19,247)	(1,902,566)	(1.4%)
PROG Holdings, Inc.	(7,786)	(419,432)	(0.3%)

		(2,321,998)

Diversified Consumer Services
H&R Block, Inc.	(12,938)	(205,197)	(0.2%)
Terminix Global Holdings, Inc.	(5,544)	(282,799)	(0.2%)

		(487,996)

Diversified Financial Services
Cannae Holdings, Inc.	(23,799)	(1,053,582)	(0.8%)

Diversified Telecommunication Services
Anterix, Inc.	(32,260)	(1,212,976)	(0.9%)

Electric Utilities
FirstEnergy Corp.	(26,910)	(823,715)	(0.6%)
Portland General Electric Co.	(6,578)	(281,341)	(0.2%)

		(1,105,056)

Electrical Equipment
GrafTech International Ltd.	(26,200)	(279,292)	(0.2%)
Sunrun, Inc.	(17,636)	(1,223,586)	(0.9%)

		(1,502,878)

Energy Equipment & Services
Helmerich & Payne, Inc.	(8,943)	(207,120)	(0.2%)
Schlumberger Ltd.	(29,299)	(639,597)	(0.5%)
TechnipFMC PLC	(66,486)	(624,968)	(0.5%)

		(1,471,685)

See accompanying notes to financial statements.

19  |

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Common Stocks — Short	Shares	Value	% of Basket Value
Entertainment
Liberty Media Corp. – Liberty Formula One, Class A	(29,755)	$(1,130,393)	(0.8%)
Live Nation Entertainment, Inc.	(9,907)	(727,966)	(0.5%)

		(1,858,359)

Equity Real Estate Investment Trusts
Colony Capital, Inc.	(235,542)	(1,132,957)	(0.8%)
Cousins Properties, Inc.	(31,869)	(1,067,612)	(0.8%)
iStar, Inc.	(76,985)	(1,143,227)	(0.8%)
NexPoint Residential Trust, Inc.	(21,274)	(900,103)	(0.7%)
Pebblebrook Hotel Trust	(12,936)	(243,197)	(0.2%)
SITE Centers Corp.	(24,371)	(246,635)	(0.2%)
SL Green Realty Corp.	(3,857)	(229,800)	(0.2%)
Vornado Realty Trust	(6,607)	(246,705)	(0.2%)
Welltower, Inc.	(4,297)	(277,672)	(0.2%)

		(5,487,908)

Food & Staples Retailing
Andersons, Inc. (The)	(45,407)	(1,112,926)	(0.8%)

Food Products
Beyond Meat, Inc.	(3,067)	(383,375)	(0.3%)
Bunge Ltd.	(16,333)	(1,071,118)	(0.8%)
Pilgrim’s Pride Corp.	(48,343)	(948,006)	(0.7%)

		(2,402,499)

Health Care Equipment & Supplies
ABIOMED, Inc.	(750)	(243,150)	(0.2%)
Align Technology, Inc.	(1,324)	(707,519)	(0.5%)
Tandem Diabetes Care, Inc.	(3,296)	(315,361)	(0.2%)

		(1,266,030)

Health Care Providers & Services
Tenet Healthcare Corp.	(10,464)	(417,828)	(0.3%)
Universal Health Services, Inc., Class B	(6,224)	(855,800)	(0.6%)

		(1,273,628)

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	(3,640)	(433,597)	(0.3%)
Golden Entertainment, Inc.	(34,272)	(681,670)	(0.5%)
Hyatt Hotels Corp., Class A	(13,386)	(993,910)	(0.7%)
Marriott Vacations Worldwide Corp.	(3,209)	(440,339)	(0.3%)
MGM Resorts International	(38,902)	(1,225,802)	(0.9%)
Royal Caribbean Cruises Ltd.	(8,317)	(621,197)	(0.5%)
Scientific Games Corp.	(15,783)	(654,837)	(0.5%)
SeaWorld Entertainment, Inc.	(8,872)	(280,266)	(0.2%)
Shake Shack, Inc., Class A	(3,410)	(289,100)	(0.2%)
Wendy’s Co. (The)	(7,199)	(157,802)	(0.1%)
Wynn Resorts Ltd.	(5,935)	(669,646)	(0.5%)

		(6,448,166)

Household Durables
Toll Brothers, Inc.	(10,364)	(450,523)	(0.3%)

Independent Power & Renewable Electricity Producers
AES Corp. (The)	(38,064)	(894,504)	(0.7%)
Sunnova Energy International, Inc.	(24,408)	(1,101,533)	(0.8%)

		(1,996,037)

Industrial Conglomerates
General Electric Co.	(104,734)	(1,131,127)	(0.8%)

Insurance
American International Group, Inc.	(7,476)	(283,041)	(0.2%)
Assured Guaranty Ltd.	(9,197)	(289,614)	(0.2%)
BRP Group, Inc., Class A	(37,218)	(1,115,424)	(0.8%)
Cincinnati Financial Corp.	(3,272)	(285,875)	(0.2%)
First American Financial Corp.	(16,607)	(857,419)	(0.6%)
Lincoln National Corp.	(4,094)	(205,969)	(0.2%)
Reinsurance Group of America, Inc.	(1,698)	(196,798)	(0.1%)
Third Point Reinsurance Ltd.	(106,552)	(1,014,375)	(0.7%)

		(4,248,515)

Interactive Media & Entertainment
Snap, Inc., Class A	(3,309)	(165,682)	(0.1%)
TripAdvisor, Inc.	(7,529)	(216,684)	(0.2%)
Twitter, Inc.	(15,572)	(843,224)	(0.6%)

		(1,225,590)

Internet & Direct Marketing Retail
Etsy, Inc.	(1,088)	(193,566)	(0.1%)
Expedia Group, Inc.	(5,443)	(720,653)	(0.5%)
Farfetch Ltd., Class A	(18,794)	(1,199,245)	(0.9%)
Overstock.com, Inc.	(13,420)	(643,757)	(0.5%)
Realreal, Inc. (The)	(62,863)	(1,228,343)	(0.9%)
Wayfair, Inc.	(2,807)	(633,849)	(0.5%)

		(4,619,413)

IT Services
DXC Technology Co.	(18,391)	(473,568)	(0.3%)
Euronet Worldwide, Inc.	(1,685)	(244,190)	(0.2%)
LiveRamp Holdings, Inc.	(3,686)	(269,778)	(0.2%)
MongoDB, Inc.	(1,142)	(410,024)	(0.3%)

		(1,397,560)

Leisure Products
Mattel, Inc.	(46,405)	(809,767)	(0.6%)
Peloton Interactive, Inc., Class A	(8,850)	(1,342,722)	(1.0%)

		(2,152,489)

Machinery
Kornit Digital Ltd.	(12,505)	(1,114,571)	(0.8%)
Middleby Corp. (The)	(1,757)	(226,512)	(0.2%)

		(1,341,083)

Marine
Kirby Corp.	(4,275)	(221,573)	(0.2%)

Media
Boston Omaha Corp., Class A	(44,756)	(1,237,503)	(0.9%)
Liberty Broadband Corp., Class A	(1,727)	(272,141)	(0.2%)
ViacomCBS, Inc., Class B	(27,793)	(1,035,567)	(0.8%)

		(2,545,211)

Metals & Mining
Agnico Eagle Mines Ltd.	(5,938)	(418,688)	(0.3%)
Alcoa Corp.	(9,531)	(219,690)	(0.2%)
Allegheny Technologies, Inc.	(15,277)	(256,195)	(0.2%)
Barrick Gold Corp.	(26,217)	(597,223)	(0.4%)
Century Aluminum Co.	(84,595)	(933,083)	(0.7%)
Coeur Mining, Inc.	(89,648)	(927,857)	(0.7%)
Hecla Mining Co.	(66,531)	(431,121)	(0.3%)
Kinross Gold Corp.	(21,559)	(158,243)	(0.1%)
Newmont Corp.	(11,706)	(701,072)	(0.5%)
Pan American Silver Corp.	(13,725)	(473,650)	(0.3%)

		(5,116,822)

Mortgage Real Estate Investment Trusts (REITs)
Capstead Mortgage Corp.	(172,505)	(1,002,254)	(0.7%)

See accompanying notes to financial statements.

|  20

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Global Alternatives Fund – (continued)

Common Stocks — Short	Shares	Value	% of Basket Value
Multi-Utilities
CenterPoint Energy, Inc.	(9,857)	$(213,305)	(0.2%)

Multiline Retail
Dollar Tree, Inc.	(7,516)	(812,028)	(0.6%)
Kohl’s Corp.	(14,117)	(574,421)	(0.4%)

		(1,386,449)

Oil, Gas & Consumable Fuels
Cabot Oil & Gas Corp.	(12,085)	(196,744)	(0.1%)
Chevron Corp.	(11,051)	(933,257)	(0.7%)
CNX Resources Corp.	(83,839)	(905,461)	(0.7%)
ConocoPhillips	(65,957)	(2,637,620)	(1.9%)
Devon Energy Corp.	(34,587)	(546,821)	(0.4%)
Diamondback Energy, Inc.	(34,103)	(1,650,585)	(1.2%)
Energy Transfer LP	(129,491)	(800,254)	(0.6%)
EOG Resources, Inc.	(12,698)	(633,249)	(0.5%)
EQT Corp.	(93,720)	(1,191,181)	(0.9%)
Equitrans Midstream Corp.	(40,208)	(323,272)	(0.2%)
Exxon Mobil Corp	(4,706)	(193,981)	(0.1%)
HollyFrontier Corp.	(21,528)	(556,499)	(0.4%)
Marathon Oil Corp.	(62,329)	(415,734)	(0.3%)
Marathon Petroleum Corp.	(2,312)	(95,624)	(0.1%)
MPLX LP	(18,479)	(400,070)	(0.3%)
New Fortress Energy, Inc.	(19,479)	(1,043,880)	(0.8%)
Occidental Petroleum Corp.	(17,253)	(298,650)	(0.2%)
PDC Energy, Inc.	(60,278)	(1,237,507)	(0.9%)
Phillips 66	(3,440)	(240,594)	(0.2%)
Pioneer Natural Resources Co.	(21,171)	(2,411,165)	(1.8%)
Plains All American Pipeline LP	(51,203)	(421,913)	(0.3%)
REX American Resources Corp.	(10,323)	(758,431)	(0.6%)
Targa Resources Corp.	(15,283)	(403,166)	(0.3%)
Valero Energy Corp.	(15,629)	(884,133)	(0.7%)
WPX Energy, Inc.	(50,799)	(414,012)	(0.3%)

		(19,593,803)

Personal Products
Coty, Inc.	(32,569)	(228,634)	(0.2%)
Herbalife Nutrition Ltd.	(3,314)	(159,238)	(0.1%)

		(387,872)

Professional Services
Clarivate PLC	(33,734)	(1,002,237)	(0.7%)

Road & Rail
ArcBest Corp.	(22,988)	(980,898)	(0.7%)
Lyft, Inc., Class A	(17,139)	(842,039)	(0.6%)

		(1,822,937)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(27,429)	(2,515,514)	(1.9%)
Analog Devices, Inc.	(16,716)	(2,469,455)	(1.8%)
Applied Materials, Inc.	(8,625)	(744,338)	(0.5%)
Enphase Energy, Inc.	(2,596)	(455,520)	(0.3%)
Lam Research Corp.	(609)	(287,613)	(0.2%)
Marvell Technology Group Ltd.	(38,441)	(1,827,485)	(1.3%)
Microchip Technology, Inc.	(831)	(114,769)	(0.1%)
MKS Instruments, Inc.	(2,492)	(374,921)	(0.3%)
NVIDIA Corp.	(777)	(405,749)	(0.3%)
Ultra Clean Holdings, Inc.	(9,029)	(281,253)	(0.2%)
Veeco Instruments, Inc.	(27,885)	(484,084)	(0.4%)

		(9,960,701)

Software
Blackbaud, Inc.	(12,609)	(725,774)	(0.5%)
Cloudflare, Inc., Class A	(5,184)	(393,932)	(0.3%)
Nutanix, Inc., Class A	(9,015)	(287,308)	(0.2%)
Software — continued
PROS Holdings, Inc.	(5,826)	(295,786)	(0.2%)
salesforce.com, Inc.	(3,269)	(727,451)	(0.5%)
Teradata Corp.	(11,043)	(248,136)	(0.2%)

		(2,678,387)

Specialty Retail
At Home Group, Inc.	(13,382)	(206,886)	(0.2%)
Carvana Co.	(4,386)	(1,050,623)	(0.8%)
Foot Locker, Inc.	(5,861)	(237,019)	(0.2%)
Gap, Inc. (The)	(33,439)	(675,133)	(0.5%)
L Brands, Inc.	(10,958)	(407,528)	(0.3%)
RH	(964)	(431,409)	(0.3%)

		(3,008,598)

Technology Hardware, Storage & Peripherals
Western Digital Corp.	(5,337)	(295,617)	(0.2%)
Xerox Holdings Corp.	(10,902)	(252,817)	(0.2%)

		(548,434)

Textiles, Apparel & Luxury Goods
PVH Corp.	(7,180)	(674,130)	(0.5%)
Ralph Lauren Corp.	(6,873)	(713,005)	(0.5%)
Steven Madden Ltd.	(7,200)	(254,304)	(0.2%)
Tapestry, Inc.	(22,826)	(709,432)	(0.5%)

		(2,350,871)

Thrifts & Mortgage Finance
Mr. Cooper Group, Inc.	(37,107)	(1,151,430)	(0.8%)
NMI Holdings, Inc., Class A	(10,993)	(248,992)	(0.1%)

		(1,400,422)

Trading Companies & Distributors
Beacon Roofing Supply, Inc.	(26,946)	(1,082,960)	(0.7%)

Wireless Telecommunication Services
Millicom International Cellular S.A.	(6,946)	(269,366)	(0.1%)

Total Common Stocks – Short		$(135,849,616)

Investment Summary at December 31, 2020

Common Stocks	52.0%
Certificates of Deposit	26.3
Time Deposits	5.3
Treasuries	3.8
Exchange-Traded Funds	0.7

Total Investments	88.1
Other assets less liabilities (including swap agreements, forward foreign currency and futures contracts)	11.9

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Managed Futures Strategy Fund

Principal Amount	Description	Value (†)
Short-Term Investments — 93.0% of Net Assets
	Certificates of Deposit — 56.6%
$60,000,000	National Bank of Kuwait (NY), 0.210%, 1/04/2021	$60,000,667
50,000,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.250%, 0.402%, 1/04/2021(a)	50,001,462
60,000,000	KBC Bank NV (NY), 0.110%, 1/07/2021	60,000,000
26,000,000	Royal Bank of Canada (NY), 0.140%, 1/13/2021	26,000,310
50,000,000	Sumitomo Mitsui Trust Bank (NY), 0.210%, 1/15/2021	50,002,019
30,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.110%, 1/19/2021	29,999,921
20,000,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.170%, 1/27/2021	20,000,509
60,000,000	Mizuho Bank Ltd. (NY), 0.150%, 2/02/2021	60,000,384
60,000,000	Landesbank Baden-Wuerttemberg (NY), 0.250%, 2/08/2021(b)	60,002,461
58,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.230%, 2/10/2021	58,005,673
31,000,000	Oversea-Chinese Banking Corp. Ltd. (NY), 0.190%, 2/16/2021	30,998,499
30,000,000	Sumitomo Mitsui Banking Corp. (NY), 0.200%, 2/16/2021(b)	30,001,799
25,000,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.210%, 2/18/2021	25,001,734
25,000,000	Toronto-Dominion Bank (NY), 0.200%, 2/19/2021	24,999,651
50,000,000	DZ Bank (NY), 0.190%, 3/03/2021	50,000,601
60,000,000	Westpac Banking Corp. (NY), 0.190%, 3/10/2021	60,000,917
37,000,000	Toronto-Dominion Bank (NY), 0.250%, 3/23/2021	37,001,936
30,000,000	Royal Bank of Canada (NY), 3-month LIBOR + 0.110%, 0.331%, 6/11/2021(a)(b)	30,014,195
50,000,000	Bank of Montreal (IL), 0.240%, 6/23/2021	49,995,652
30,000,000	Cooperatieve Rabobank UA, 0.230%, 7/20/2021(b)	30,000,150

		842,028,540

	Treasuries — 22.9%
25,000,000	U.S. Treasury Bills, 0.060%, 1/05/2021(c)	24,999,997
25,700,000	U.S. Treasury Bills, 0.090%, 1/07/2021(c)(d)(f)	25,699,936
25,000,000	U.S. Treasury Bills, 0.065%, 1/26/2021(c)	24,999,274
47,700,000	U.S. Treasury Bills, 0.070%-0.100%, 2/04/2021(c)(d)(e)(f)	47,697,741
11,700,000	U.S. Treasury Bills, 0.075%, 2/18/2021(c)	11,699,049
25,000,000	U.S. Treasury Bills, 0.070%, 2/23/2021(c)	24,997,830
19,400,000	U.S. Treasury Bills, 0.090%, 3/04/2021(c)(d)	19,397,774
3,000,000	U.S. Treasury Bills, 0.060%, 3/11/2021(c)	2,999,588
50,000,000	U.S. Treasury Bills, 0.085%, 4/01/2021(c)	49,990,334
25,000,000	U.S. Treasury Cash Management Bills, 0.075%, 4/20/2021(c)	24,994,111
20,000,000	U.S. Treasury Cash Management Bills, 0.080%, 5/04/2021(c)	19,994,333
34,000,000	U.S. Treasury Cash Management Bills, 0.080%, 5/18/2021(c)	33,989,875
29,000,000	U.S. Treasury Bills, 0.070%, 6/17/2021(c)	28,989,101

		340,448,943

	Time Deposits — 8.8%
61,000,000	Skandinaviska Enskilda Banken (NY), 0.040%, 1/04/2021	61,000,000
70,000,000	Canadian Imperial Bank of Commerce, 0.080%, 1/04/2021	70,000,000

		131,000,000

	Commercial Paper — 4.6%
8,250,000	Cofco Capital Corp., (Credit Support: Australian & New Zealand Banking Group Ltd.), 0.200%, 1/05/2021(c)	8,249,843
	Commercial Paper — continued
$60,000,000	Santander UK PLC, 0.180%, 2/09/2021(c)	$59,988,200

		68,238,043

	Repurchase Agreements — 0.1%
826,932	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $826,932 on 1/04/2021 collateralized by $844,500 U.S. Treasury Bill, Zero Coupon due 12/30/2021 valued at $843,518 including accrued interest (Note 2 of Notes to Financial Statements)	826,932

	Total Short-Term Investments (Identified Cost $1,382,514,102)	1,382,542,458

	Total Investments — 93.0% (Identified Cost $1,382,514,102)	1,382,542,458
	Other assets less liabilities — 7.0%	103,544,217

	Net Assets — 100.0%	$1,486,086,675

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(c)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(d)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(e)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	A portion of the security is held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

LIBOR	London Interbank Offered Rate

CHF	Swiss Franc
CNH	Chinese Yuan Renminbi Offshore
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

See accompanying notes to financial statements.

|  22

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Managed Futures Strategy Fund – (continued)

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
UBS AG	3/17/2021	CHF	B	70,250,000	$79,275,688	$79,519,375	$243,687
UBS AG	3/17/2021	CHF	B	6,125,000	6,937,829	6,933,184	(4,645)
UBS AG	3/17/2021	CHF	S	4,375,000	4,940,466	4,952,274	(11,808)
UBS AG	3/17/2021	CNH	B	732,000,000	111,567,117	112,035,308	468,191
UBS AG	3/17/2021	CNH	S	62,000,000	9,462,514	9,489,329	(26,815)
UBS AG	3/17/2021	MXN	B	664,000,000	33,067,097	33,097,324	30,227
UBS AG	3/17/2021	MXN	S	35,000,000	1,737,908	1,744,588	(6,680)
UBS AG	3/17/2021	NOK	B	286,000,000	32,688,794	33,347,422	658,628
UBS AG	3/17/2021	NZD	B	211,100,000	148,760,270	151,933,408	3,173,138
UBS AG	3/17/2021	NZD	S	46,400,000	32,779,508	33,395,121	(615,613)
UBS AG	3/17/2021	PLN	B	143,500,000	39,142,684	38,425,646	(717,038)
UBS AG	3/17/2021	SEK	B	536,000,000	63,599,034	65,197,285	1,598,251
UBS AG	3/17/2021	SEK	B	70,000,000	8,556,823	8,514,570	(42,253)
UBS AG	3/17/2021	SGD	B	263,625,000	197,040,782	199,488,438	2,447,656
UBS AG	3/17/2021	SGD	S	8,000,000	6,008,008	6,053,703	(45,695)
UBS AG	3/17/2021	TRY	B	41,100,000	5,132,566	5,375,849	243,283
UBS AG	3/17/2021	TRY	B	59,100,000	7,832,957	7,730,236	(102,721)
UBS AG	3/17/2021	TRY	S	148,500,000	18,207,917	19,423,689	(1,215,772)
UBS AG	3/17/2021	ZAR	B	423,000,000	27,784,981	28,523,946	738,965

Total							$6,812,986

At December 31, 2020, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
2 Year U.S. Treasury Note	3/31/2021	2,827	$623,955,567	$624,700,741	$745,174
3 Year Australia Government Bond	3/15/2021	2,484	224,782,876	224,898,651	115,775
5 Year U.S. Treasury Note	3/31/2021	1,701	214,007,062	214,605,071	598,009
10 Year Australia Government Bond	3/15/2021	343	38,819,724	38,932,910	113,186
10 Year Canada Government Bond	3/22/2021	409	47,721,486	47,907,848	186,362
10 Year U.S. Treasury Note	3/22/2021	612	84,336,468	84,503,812	167,344
30 Year U.S. Treasury Bond	3/22/2021	128	22,253,000	22,168,000	(85,000)
AEX-Index®	1/15/2021	77	11,591,883	11,749,539	157,656
ASX SPI 200™	3/18/2021	215	27,179,553	27,088,388	(91,165)
Australian Dollar	3/15/2021	1,657	124,363,070	127,589,000	3,225,930
Brazilian Real	1/29/2021	10	195,500	192,250	(3,250)
British Pound	3/15/2021	743	62,321,472	63,428,981	1,107,509
CAC 40®	1/15/2021	102	6,901,431	6,905,792	4,361
Canadian Dollar	3/16/2021	1,570	122,793,522	122,993,800	200,278
DAX	3/19/2021	32	13,086,911	13,434,241	347,330
E-mini Dow	3/19/2021	198	29,608,360	30,192,030	583,670
E-mini NASDAQ 100	3/19/2021	151	37,344,321	38,914,210	1,569,889
E-mini Russell 2000	3/19/2021	375	35,787,492	37,027,500	1,240,008
E-mini S&P 500®	3/19/2021	238	43,956,817	44,610,720	653,903
E-mini S&P MidCap 400®	3/19/2021	187	42,125,615	43,075,450	949,835
Euribor	3/15/2021	1,203	369,402,674	369,413,654	10,980
Euro	3/15/2021	1,335	203,237,870	204,355,125	1,117,255
Euro Schatz	3/08/2021	674	92,479,290	92,446,354	(32,936)
EURO STOXX 50®	3/19/2021	348	14,918,791	15,092,265	173,474
Euro-BTP	3/08/2021	385	70,807,425	71,495,666	688,241
Euro-Buxl® 30 Year Bond	3/08/2021	116	31,715,013	31,919,077	204,064
Euro-OAT	3/08/2021	604	123,215,981	123,859,974	643,993
Eurodollar	6/14/2021	4,316	1,076,842,000	1,077,219,650	377,650
FTSE 100 Index	3/19/2021	56	4,967,747	4,916,438	(51,309)
FTSE China A50 Index	1/28/2021	1,601	27,097,694	28,356,912	1,259,218
FTSE MIB	3/19/2021	63	8,352,513	8,515,677	163,164
FTSE Taiwan Index	1/28/2021	348	17,105,040	17,758,440	653,400
FTSE/JSE Top 40 Index	3/18/2021	84	3,131,381	3,122,376	(9,005)
German Euro BOBL	3/08/2021	564	93,133,569	93,140,459	6,890

See accompanying notes to financial statements.

23  |

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Managed Futures Strategy Fund – (continued)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
German Euro Bund	3/08/2021	275	$59,399,986	$59,678,828	$278,842
Hang Seng China Enterprises Index	1/28/2021	194	13,049,462	13,389,277	339,815
Hang Seng Index®	1/28/2021	73	12,320,860	12,815,220	494,360
IBEX 35	1/15/2021	58	5,727,602	5,718,551	(9,051)
Indian Rupee	1/27/2021	758	20,418,066	20,700,980	282,914
Japanese Yen	3/15/2021	826	99,348,769	100,038,925	690,156
MSCI EAFE Index	3/19/2021	445	46,937,295	47,410,300	473,005
MSCI Emerging Markets Index	3/19/2021	679	42,247,380	43,734,390	1,487,010
MSCI Singapore	1/28/2021	78	1,888,029	1,908,096	20,067
Nikkei 225™	3/11/2021	121	30,862,428	32,155,731	1,293,303
OMXS30®	1/15/2021	690	15,865,709	15,751,768	(113,941)
S&P/TSX 60 Index	3/18/2021	238	38,923,172	38,475,638	(447,534)
Short Sterling	3/17/2021	2,169	370,714,620	370,726,577	11,957
Short-Term Euro-BTP	3/08/2021	422	58,296,849	58,379,335	82,486
TOPIX	3/11/2021	134	22,798,702	23,418,042	619,340
UK Long Gilt	3/29/2021	415	76,332,335	76,920,689	588,354
Ultra 10 Year U.S. Treasury Note	3/22/2021	196	30,768,938	30,646,438	(122,500)
Ultra Long U.S. Treasury Bond	3/22/2021	59	12,645,359	12,600,187	(45,172)

Total					$22,915,294

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Aluminum LME	3/17/2021	670	$31,200,225	$33,123,125	$1,922,900
Brent Crude Oil	1/29/2021	141	7,188,520	7,303,800	115,280
Cocoa	3/16/2021	123	3,379,880	3,201,690	(178,190)
Coffee	3/19/2021	27	1,267,950	1,298,531	30,581
Copper	3/29/2021	770	63,083,100	67,740,750	4,657,650
Copper LME	3/17/2021	275	48,153,531	53,396,406	5,242,875
Corn	3/12/2021	1,280	26,918,575	30,976,000	4,057,425
Cotton	3/09/2021	355	12,657,835	13,866,300	1,208,465
Gasoline	1/29/2021	74	4,200,437	4,382,591	182,154
Gold	2/24/2021	142	26,843,460	26,910,420	66,960
Low Sulfur Gasoil	2/11/2021	27	1,132,725	1,142,100	9,375
New York Harbor ULSD	1/29/2021	119	7,417,372	7,417,032	(340)
Nickel LME	3/17/2021	257	24,646,611	25,609,536	962,925
Palladium	3/29/2021	8	1,864,790	1,963,040	98,250
Platinum	4/28/2021	61	3,175,580	3,291,560	115,980
Silver	3/29/2021	107	13,247,985	14,130,420	882,435
Soybean	3/12/2021	651	33,936,350	42,673,050	8,736,700
Soybean Meal	3/12/2021	748	28,172,300	32,119,120	3,946,820
Soybean Oil	3/12/2021	607	12,749,526	15,442,080	2,692,554
Sugar	2/26/2021	680	11,230,139	11,797,184	567,045
Wheat	3/12/2021	445	13,689,712	14,251,125	561,413
WTI Crude Oil	1/20/2021	33	1,585,060	1,601,160	16,100
Zinc LME	3/17/2021	295	18,999,471	20,276,308	1,276,837

Total					$37,172,194

At December 31, 2020, open short futures contracts were as follows:

Commodity Futures[1]	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Copper LME	3/17/2021	89	$15,663,080	$17,281,019	$(1,617,939)
Lean Hog	2/12/2021	29	745,920	815,190	(69,270)
Live Cattle	2/26/2021	185	8,243,020	8,511,850	(268,830)
Natural Gas	1/27/2021	401	9,750,150	10,181,390	(431,240)
Nickel LME	3/17/2021	102	9,834,046	10,164,096	(330,050)
Zinc LME	3/17/2021	40	2,829,938	2,749,330	80,608

Total					$(2,636,721)

1 Commodity futures are held by AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  24

Consolidated Portfolio of Investments – as of December 31, 2020

AlphaSimplex Managed Futures Strategy Fund – (continued)

Investment Summary at December 31, 2020

Certificates of Deposit	56.6%
Treasuries	22.9
Time Deposits	8.8
Commercial Paper	4.6
Repurchase Agreements	0.1

Total Investments	93.0
Other assets less liabilities (including forward foreign currency and futures contracts)	7.0

Net Assets	100.0%

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2020

AlphaSimplex Multi-Asset Fund

Shares	Description	Value (†)
Exchange-Traded Funds — 32.2% of Net Assets
13,272	iShares® Core U.S. Aggregate Bond ETF	$1,568,618
4,958	iShares® JP Morgan USD Emerging Markets Bond ETF	574,682
6,965	iShares® MSCI Emerging Markets Minimum Volatility Factor ETF	425,422
11,425	SPDR® Bloomberg Barclays International Treasury Bond ETF	356,803
3,312	Vanguard FTSE All World ex-U.S. Small-Cap ETF	403,534
14,957	Vanguard FTSE Developed Markets ETF	706,120
9,818	Vanguard FTSE Emerging Markets ETF	491,980
12,387	Vanguard FTSE Europe ETF	746,193
9,489	Vanguard FTSE Pacific ETF	755,229
7,960	Vanguard Intermediate-Term Corporate Bond ETF	773,234
5,453	Vanguard Mid-Cap ETF	1,127,517
13,202	Vanguard Total International Bond ETF	772,977
5,812	Vanguard Total Stock Market ETF	1,131,248
9,362	Vanguard Value ETF	1,113,704

	Total Exchange-Traded Funds (Identified Cost $8,946,876)	10,947,261

Principal Amount	Description	Value (†)
Short-Term Investments — 62.9%
	Treasuries — 28.0%
$8,900,000	U.S. Treasury Bills, 0.055%-0.060%, 1/05/2021(a)(b)	8,899,999
300,000	U.S. Treasury Bills, 0.065%, 1/07/2021(a)(c)	299,999
300,000	U.S. Treasury Bills, 0.090%, 2/04/2021(a)(c)	299,986

		9,499,984

	Certificates of Deposit — 14.7%
1,500,000	Svenska Handelsbanken (NY), 1-month LIBOR + 0.250%, 0.402%, 1/04/2021(d)	1,500,044
1,000,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.170%, 1/27/2021(e)	1,000,025
1,000,000	Mitsubishi UFJ Trust & Banking Corp. (NY), 0.230%, 2/10/2021(e)	1,000,098
1,000,000	Landesbank Hessen-Thueringen Girozentrale (NY), 0.210%, 2/18/2021(e)	1,000,069
500,000	Royal Bank of Canada (NY), 3-month LIBOR + 0.110%, 0.331%, 6/11/2021(d)(e)	500,237

		5,000,473

	Time Deposits — 9.4%
$1,600,000	Skandinaviska Enskilda Banken (NY), 0.040%, 1/04/2021	$1,600,000
1,600,000	Canadian Imperial Bank of Commerce, 0.080%, 1/04/2021	1,600,000

		3,200,000

	Commercial Paper — 3.5%
1,200,000	Santander UK PLC, 0.180%, 2/09/2021(a)(e)	1,199,764

	Repurchase Agreements — 7.3%
2,466,749	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,466,749 on 1/04/2021 collateralized by $2,519,100 U.S. Treasury Bill, Zero Coupon due 12/30/2021 valued at $2,516,170 including accrued interest (Note 2 of Notes to Financial Statements)	2,466,749

	Total Short-Term Investments (Identified Cost $21,366,459)	21,366,970

	Total Investments — 95.1% (Identified Cost $30,313,335)	32,314,231
	Other assets less liabilities — 4.9%	1,681,165

	Net Assets — 100.0%	$33,995,396

(†)	See Note 2 of Notes to Financial Statements.
(a)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(b)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(c)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(d)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(e)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
SPDR®	Standard & Poor’s Depositary Receipt

At December 31, 2020, open long futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Australia Government Bond	3/15/2021	78	$8,827,809	$8,853,548	$25,739
10 Year Canada Government Bond	3/22/2021	75	8,750,884	8,785,058	34,174
10 Year U.S. Treasury Note	3/22/2021	89	12,267,851	12,288,953	21,102
30 Year U.S. Treasury Bond	3/22/2021	15	2,592,938	2,597,813	4,875
ASX SPI 200™	3/18/2021	11	1,390,582	1,385,918	(4,664)
Australian Dollar	3/15/2021	4	304,880	308,000	3,120
Canadian Dollar	3/16/2021	18	1,409,351	1,410,120	769
E-mini Dow	3/19/2021	7	1,046,965	1,067,395	20,430
E-mini NASDAQ 100	3/19/2021	3	756,051	773,130	17,079
E-mini Russell 2000	3/19/2021	8	767,968	789,920	21,952
E-mini S&P 500®	3/19/2021	5	922,927	937,200	14,273
EURO STOXX 50®	3/19/2021	28	1,199,098	1,214,320	15,222
Euro-BTP	3/08/2021	26	4,788,844	4,828,279	39,435
Euro-OAT	3/08/2021	23	4,695,522	4,716,522	21,000

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2020

AlphaSimplex Multi-Asset Fund – (continued)

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index	3/19/2021	11	$976,792	$965,729	$(11,063)
Hang Seng Index®	1/28/2021	2	337,558	351,102	13,544
MSCI EAFE Index	3/19/2021	13	1,362,920	1,385,020	22,100
MSCI Emerging Markets Index	3/19/2021	22	1,368,840	1,417,020	48,180
New Zealand Dollar	3/15/2021	29	2,050,900	2,084,520	33,620
S&P/TSX 60 Index	3/18/2021	7	1,145,042	1,131,636	(13,406)
TOPIX	3/11/2021	9	1,531,161	1,572,854	41,693
UK Long Gilt	3/29/2021	34	6,235,913	6,301,936	66,023

Total					$435,197

At December 31, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro	3/15/2021	13	$1,974,689	$1,989,975	$(15,286)
German Euro Bund	3/08/2021	4	867,921	868,056	(135)
U.S. Dollar Index	3/15/2021	36	3,264,984	3,236,184	28,800

Total					$13,379

Investment Summary at December 31, 2020

Exchange-Traded Funds	32.2%
Treasuries	28.0
Certificates of Deposit	14.7
Time Deposits	9.4
Repurchase Agreements	7.3
Commercial Paper	3.5

Total Investments	95.1
Other assets less liabilities (including futures contracts)	4.9

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Statements of Assets and Liabilities

December 31, 2020

	AlphaSimplex Global Alternatives Fund (Consolidated*)	AlphaSimplex Managed Futures Strategy Fund (Consolidated*)	AlphaSimplex Multi-Asset Fund
ASSETS
Investments at cost	$430,398,127	$1,382,514,102	$30,313,335
Net unrealized appreciation	30,683,154	28,356	2,000,896

Investments at value	461,081,281	1,382,542,458	32,314,231
Cash	8,816,364	14,816,630	—
Due from brokers (including variation margin on futures contracts) (Note 2)	42,907,715	59,477,421	983,533
Receivable for Fund shares sold	1,392,616	6,224,470	787
Receivable for securities sold	210,436	—	422,891
Dividends and interest receivable	308,659	238,629	3,512
Unrealized appreciation on forward foreign currency contracts (Note 2)	1,344,458	9,602,026	—
Unrealized appreciation on futures contracts (Note 2)	15,887,055	61,357,489	493,130
Prepaid expenses (Note 8)	48	100	2

TOTAL ASSETS	531,948,632	1,534,259,223	34,218,086

LIABILITIES
Payable for Fund shares redeemed	699,147	1,306,300	9,881
Unrealized depreciation on forward foreign currency contracts (Note 2)	711,638	2,789,040	—
Due to brokers (including variation margin on futures contracts) (Note 2)	336,160	37,879,994	64,656
Unrealized depreciation on futures contracts (Note 2)	5,928,228	3,906,722	44,554
Management fees payable (Note 6)	462,881	1,494,668	3,987
Deferred Trustees’ fees (Note 6)	309,566	295,965	30,878
Administrative fees payable (Note 6)	33,058	74,285	1,389
Payable to distributor (Note 6d)	4,515	18,119	1,063
Other accounts payable and accrued expenses	173,824	407,455	66,282

TOTAL LIABILITIES	8,659,017	48,172,548	222,690

NET ASSETS	$523,289,615	$1,486,086,675	$33,995,396

NET ASSETS CONSIST OF:
Paid-in capital	$607,757,357	$1,509,991,114	$34,860,038
Accumulated loss	(84,467,742)	(23,904,439)	(864,642)

NET ASSETS	$523,289,615	$1,486,086,675	$33,995,396

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$15,583,964	$170,441,782	$341,182

Shares of beneficial interest	1,461,045	16,755,533	34,019

Net asset value and redemption price per share	$10.67	$10.17	$10.03

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.32	$10.79	$10.64

Class 81C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,058,541	$19,792,691	$21,692

Shares of beneficial interest	504,790	2,055,859	2,195

Net asset value and offering price per share	$10.02	$9.63	$9.88

Class N shares:
Net assets	$130,516	$133,730,527	$—

Shares of beneficial interest	12,066	12,986,680	—

Net asset value, offering and redemption price per share	$10.82	$10.30	$—

Class Y shares:
Net assets	$502,516,594	$1,162,121,675	$33,632,522

Shares of beneficial interest	46,375,193	113,069,089	3,346,665

Net asset value, offering and redemption price per share	$10.84	$10.28	$10.05

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  28

Statements of Operations

For the Year Ended December 31, 2020

	AlphaSimplex Global Alternatives Fund (Consolidated*)	AlphaSimplex Managed Futures Strategy Fund (Consolidated*)	AlphaSimplex Multi-Asset Fund
INVESTMENT INCOME
Interest	$3,674,016	$10,275,169	$133,214
Dividends	4,043,649	—	302,318
Less net foreign taxes withheld	(6,142)	—	—

	7,711,523	10,275,169	435,532

Expenses
Management fees (Note 6)	7,490,248	19,498,755	282,566
Service and distribution fees (Note 6)	125,875	703,113	1,380
Administrative fees (Note 6)	370,585	814,248	17,766
Trustees’ and directors’ fees and expenses (Note 6)	95,786	125,506	21,034
Transfer agent fees and expenses (Notes 6 and 7)	460,948	2,769,677	63,619
Audit and tax services fees	87,423	75,978	59,615
Custodian fees and expenses	102,543	181,982	12,276
Legal fees (Note 8)	22,183	44,198	1,293
Registration fees	75,946	103,508	45,657
Shareholder reporting expenses	33,400	137,769	16,070
Miscellaneous expenses (Note 8)	76,281	102,147	32,546

Total expenses	8,941,218	24,556,881	553,822
Less waiver and/or expense reimbursement (Note 6)	(395,129)	(1,355,795)	(189,097)

Net expenses	8,546,089	23,201,086	364,725

Net investment income (loss)	(834,566)	(12,925,917)	70,807

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(8,957,549)	132	137,540
Futures contracts	(20,920,384)	150,604,650	(2,767,109)
Swap agreements	(27,001,268)	—	—
Forward foreign currency contracts (Note 2e)	711,523	(2,679,889)	—
Foreign currency transactions (Note 2d)	843,188	(1,131,483)	70,668
Distributions of capital gains received from investments	—	—	2,765
Net change in unrealized appreciation (depreciation) on:
Investments	16,501,325	(58,702)	(236,163)
Futures contracts	5,354,406	46,907,372	(97,136)
Forward foreign currency contracts (Note 2e)	1,890,310	9,986,341	—
Foreign currency translations (Note 2d)	(10,673)	(22,808)	(2,632)

Net realized and unrealized gain (loss) on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(31,589,122)	203,605,613	(2,892,067)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(32,423,688)	$190,679,696	$(2,821,260)

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

29  |

Statements of Changes in Net Assets

	AlphaSimplex Global Alternatives Fund (Consolidated*)		AlphaSimplex Managed Futures Strategy Fund (Consolidated*)
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(834,566)	$12,779,334	$(12,925,917)	$12,884,018
Net realized gain (loss) on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	(55,324,490)	46,725,936	146,793,410	172,692,001
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	23,735,368	44,540,700	56,812,203	(46,336,670)

Net increase (decrease) in net assets resulting from operations	(32,423,688)	104,045,970	190,679,696	139,239,349

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(350,065)	(228,062)	(5,200,492)	(10,061,550)
Class C	(63,850)	(8,948)	(498,058)	(839,596)
Class N	(3,354)	(6,327)	(4,653,921)	(5,760,322)
Class Y	(12,812,860)	(9,035,275)	(38,834,778)	(57,921,320)

Total distributions	(13,230,129)	(9,278,612)	(49,187,249)	(74,582,788)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(252,979,174)	(468,465,733)	(229,316,445)	(559,082,083)

Net decrease in net assets	(298,632,991)	(373,698,375)	(87,823,998)	(494,425,522)
NET ASSETS
Beginning of the year	821,922,606	1,195,620,981	1,573,910,673	2,068,336,195

End of the year	$523,289,615	$821,922,606	$1,486,086,675	$1,573,910,673

*	See Notes 1 and 2 of the Notes to Financial Statements.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets (continued)

	AlphaSimplex Multi-Asset Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$70,807	$712,436
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,556,136)	3,192,731
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(335,931)	2,576,585

Net increase (decrease) in net assets resulting from operations	(2,821,260)	6,481,752

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,048)	(8,974)
Class C	(3,365)	(421)
Class Y	(888,624)	(1,018,840)

Total distributions	(900,037)	(1,028,235)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(6,444,168)	415,711

Net increase (decrease) in net assets	(10,165,465)	5,869,228
NET ASSETS
Beginning of the year	44,160,861	38,291,633

End of the year	$33,995,396	$44,160,861

See accompanying notes to financial statements.

31  |

Financial Highlights

For a share outstanding throughout each period

	AlphaSimplex Global Alternatives Fund (Consolidated*)—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$11.18		$10.24		$11.04		$10.02		$10.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.03)		0.11		0.06		(0.03)		(0.09)
Net realized and unrealized gain (loss)	(0.24)		0.93		(0.75)		1.10		(0.37)

Total from Investment Operations	(0.27)		1.04		(0.69)		1.07		(0.46)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.10)		(0.11)		(0.05)		—

Net asset value, end of the period	$10.67		$11.18		$10.24		$11.04		$10.02

Total return(b)	(2.38	)%(c)	10.26	%(c)	(6.35	)%(c)	10.66%		(4.39)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,584		$25,341		$33,649		$49,904		$76,207
Net expenses	1.52	%(d)(e)	1.54	%(d)	1.54	%(d)	1.57	%(f)(g)	1.56	%(h)
Gross expenses	1.58%		1.57%		1.55%		1.57	%(f)	1.56	%(h)
Net investment income (loss)	(0.33)%		0.97%		0.58%		(0.26)%		(0.93)%
Portfolio turnover rate(i)	232	%(j)	125%		59%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 1.54% to 1.49%. See Note 6 of Notes to Financial Statements.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.55% and the ratio of gross expenses would have been 1.56%.
(g)	Effective July 1, 2017, the expense limit decreased from 1.60% to 1.54%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.54% and the ratio of gross expenses would have been 1.54%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(j)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to financial statements.

|  32

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Global Alternatives Fund (Consolidated*)—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$10.48		$9.59		$10.33		$9.40		$9.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.11)		0.02		(0.02)		(0.10)		(0.15)
Net realized and unrealized gain (loss)	(0.22)		0.88		(0.70)		1.03		(0.36)

Total from Investment Operations	(0.33)		0.90		(0.72)		0.93		(0.51)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.01)		(0.02)		—		—

Net asset value, end of the period	$10.02		$10.48		$9.59		$10.33		$9.40

Total return(b)	(3.17	)%(c)	9.48	%(c)	(7.09	)%(c)	9.89%		(5.15)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,059		$11,171		$15,537		$24,521		$38,412
Net expenses	2.27	%(d)(e)	2.29	%(d)	2.29	%(d)	2.32	%(f)(g)	2.31	%(h)
Gross expenses	2.33%		2.32%		2.30%		2.32	%(g)	2.31	%(h)
Net investment income (loss)	(1.08)%		0.23%		(0.17)%		(1.00)%		(1.68)%
Portfolio turnover rate(i)	232	%(j)	125%		59%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 2.29% to 2.24%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2017, the expense limit decreased from 2.35% to 2.29%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.30% and the ratio of gross expenses would have been 2.31%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.29% and the ratio of gross expenses would have been 2.29%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(j)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to financial statements.

33  |

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Global Alternatives Fund (Consolidated*)—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$11.35		$10.40		$11.22		$10.19		$10.63

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)	0.15		0.10		0.01		(0.06)
Net realized and unrealized gain (loss)	(0.24)		0.94		(0.77)		1.11		(0.38)

Total from Investment Operations	(0.24)		1.09		(0.67)		1.12		(0.44)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.14)		(0.15)		(0.09)		—

Net asset value, end of the period	$10.82		$11.35		$10.40		$11.22		$10.19

Total return	(2.06	)%(c)	10.48	%(c)	(6.08	)%(c)	10.98%		(4.05)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$131		$526		$14,377		$10,376		$9,639
Net expenses	1.22	%(d)(e)	1.24	%(d)	1.24	%(d)	1.26	%(f)(g)	1.24	%(h)
Gross expenses	1.68%		1.26%		1.25%		1.26	%(g)	1.24	%(h)
Net investment income (loss)	0.02%		1.38%		0.94%		0.09%		(0.56)%
Portfolio turnover rate(i)	232	%(j)	125%		59%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 1.24% to 1.19%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.24%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.24% and the ratio of gross expenses would have been 1.24%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.22% and the ratio of gross expenses would have been 1.22%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(j)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to financial statements.

|  34

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Global Alternatives Fund (Consolidated*)—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$11.36		$10.40		$11.22		$10.19		$10.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		0.14		0.09		0.00	(b)	(0.07)
Net realized and unrealized gain (loss)	(0.23)		0.95		(0.77)		1.11		(0.38)

Total from Investment Operations	(0.24)		1.09		(0.68)		1.11		(0.45)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)		(0.13)		(0.14)		(0.08)		—

Net asset value, end of the period	$10.84		$11.36		$10.40		$11.22		$10.19

Total return	(2.12	)%(c)	10.49	%(c)	(6.04	)%(c)	10.93%		(4.23)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$502,517		$784,884		$1,132,058		$1,559,650		$1,504,641
Net expenses	1.27	%(d)(e)	1.29	%(d)	1.29	%(d)	1.32	%(f)(g)	1.31	%(h)
Gross expenses	1.33%		1.32%		1.30%		1.32	%(g)	1.31	%(h)
Net investment income (loss)	(0.11)%		1.23%		0.85%		0.02%		(0.67)%
Portfolio turnover rate(i)	232	%(j)	125%		59%		—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 1.29% to 1.24%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2017, the expense limit decreased from 1.35% to 1.29%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.30% and the ratio of gross expenses would have been 1.31%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.29% and the ratio of gross expenses would have been 1.29%.
(i)	Prior to 2018, the portfolio turnover rate was not reported due to the short term nature of the portfolio of investments.
(j)

The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to an increase in shareholder activity and reallocations in investment models resulting in increased equity security transactions.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Managed Futures Strategy Fund (Consolidated*)—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.26		$8.97		$10.38	$9.78		$10.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.10)		0.04		0.02	(0.06)		(0.12)
Net realized and unrealized gain (loss)	1.33		0.69		(1.31)	0.66		(0.47)

Total from Investment Operations	1.23		0.73		(1.29)	0.60		(0.59)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.44)		—	—		—
Net realized capital gains	—		—		(0.12)	—		—

Total Distributions	(0.32)		(0.44)		(0.12)	—		—

Net asset value, end of the period	$10.17		$9.26		$8.97	$10.38		$9.78

Total return(b)	13.27	%(c)	8.09	%(c)	(12.55)%	6.13%		(5.69	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$170,442		$222,059		$133,996	$299,505		$463,235
Net expenses	1.70	%(d)	1.70	%(d)	1.70%	1.75	%(e)(f)	1.74	%(d)(g)
Gross expenses	1.80%		1.79%		1.70%	1.75	%(e)(f)	1.75	%(g)
Net investment income (loss)	(0.99)%		0.47%		0.21%	(0.61)%		(1.11)%
Portfolio turnover rate(h)	—%		—%		—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.70%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.70% and the ratio of gross expenses would have been 1.71%.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Managed Futures Strategy Fund (Consolidated*)—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$8.78		$8.51		$9.93	$9.42		$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.16)		(0.02)		(0.05)	(0.13)		(0.19)
Net realized and unrealized gain (loss)	1.26		0.64		(1.25)	0.64		(0.46)

Total from Investment Operations	1.10		0.62		(1.30)	0.51		(0.65)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)		(0.35)		—	—		—
Net realized capital gains	—		—		(0.12)	—		—

Total Distributions	(0.25)		(0.35)		(0.12)	—		—

Net asset value, end of the period	$9.63		$8.78		$8.51	$9.93		$9.42

Total return(b)	12.48	%(c)	7.30	%(c)	(13.22)%	5.41%		(6.45	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,793		$21,621		$29,421	$53,661		$71,184
Net expenses	2.45	%(d)	2.45	%(d)	2.45%	2.50	%(e)(f)	2.49	%(d)(g)
Gross expenses	2.54%		2.53%		2.45%	2.50	%(e)(f)	2.50	%(g)
Net investment loss	(1.78)%		(0.24)%		(0.52)%	(1.36)%		(1.86)%
Portfolio turnover rate(h)	—%		—%		—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.45%.
(f)	Includes fee/expense recovery of 0.01%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 2.45% and the ratio of gross expenses would have been 2.46%.
(h)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Managed Futures Strategy Fund (Consolidated*)—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017**
Net asset value, beginning of the period	$9.38	$9.07	$10.46	$9.81

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.07)	0.08	0.08	(0.01)
Net realized and unrealized gain (loss)	1.35	0.70	(1.35)	0.67

Total from Investment Operations	1.28	0.78	(1.27)	0.66

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.47)	—	(0.01)
Net realized capital gains	—	—	(0.12)	—

Total Distributions	(0.36)	(0.47)	(0.12)	(0.01)

Net asset value, end of the period	$10.30	$9.38	$9.07	$10.46

Total return	13.77%	8.45%	(12.26)%	6.76	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$133,731	$117,258	$67,957	$1,017
Net expenses	1.35%	1.36%	1.36%	1.34	%(d)(e)(f)
Gross expenses	1.35%	1.36%	1.36%	14.83	%(d)(f)
Net investment income (loss)	(0.73)%	0.79%	0.83%	(0.17	)%(d)
Portfolio turnover rate(g)	—%	—%	—%	—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
**	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Computed on an annualized basis for periods less than one year.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.29% and the ratio of gross expenses would have been 14.78%.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

|  38

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Managed Futures Strategy Fund (Consolidated*)—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.36		$9.06		$10.46	$9.83		$10.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)		0.07		0.05	(0.03)		(0.09)
Net realized and unrealized gain (loss)	1.35		0.69		(1.33)	0.67		(0.48)

Total from Investment Operations	1.27		0.76		(1.28)	0.64		(0.57)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.46)		—	(0.01)		—
Net realized capital gains	—		—		(0.12)	—		—

Total Distributions	(0.35)		(0.46)		(0.12)	(0.01)		—

Net asset value, end of the period	$10.28		$9.36		$9.06	$10.46		$9.83

Total return	13.56	%(b)	8.35	%(b)	(12.35)%	6.48%		(5.47	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,162,122		$1,212,973		$1,836,962	$3,102,626		$2,629,920
Net expenses	1.45	%(c)	1.45	%(c)	1.45%	1.50	%(d)(e)	1.49	%(c)(f)
Gross expenses	1.54%		1.53%		1.45%	1.50	%(d)(e)	1.50	%(f)
Net investment income (loss)	(0.80)%		0.77%		0.49%	(0.34)%		(0.85)%
Portfolio turnover rate(g)	—%		—%		—%	—%		—%

*	See Notes 1 and 2 of the Notes to Financial Statements.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.45%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.45% and the ratio of gross expenses would have been 1.46%.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Multi-Asset Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$11.08		$9.71	$11.10	$10.08		$9.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.00	)(b)	0.16	0.14	0.10		0.03
Net realized and unrealized gain (loss)	(0.83)		1.45	(1.19)	1.99		0.21

Total from Investment Operations	(0.83)		1.61	(1.05)	2.09		0.24

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)		(0.24)	(0.13)	(0.07)		(0.02)
Net realized capital gains	(0.21)		—	(0.21)	(1.00)		—

Total Distributions	(0.22)		(0.24)	(0.34)	(1.07)		(0.02)

Net asset value, end of the period	$10.03		$11.08	$9.71	$11.10		$10.08

Total return(c)(d)	(7.28)%		16.59%	(9.61)%	20.79%		2.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$341		$423	$323	$134		$29
Net expenses(e)	1.15	%(f)	1.15%	1.15%	1.17	%(g)	1.17	%(h)
Gross expenses	1.62	%(f)	1.62%	1.62%	1.74	%(g)	1.80	%(h)
Net investment income (loss)	(0.05)%		1.50%	1.31%	0.90%		0.31%
Portfolio turnover rate	49%		23%	46%	8%		115	%(i)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 1.19% and 1.66%, respectively.

(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.15% and the ratio of gross expenses would have been 1.72%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.15% and the ratio of gross expenses would have been 1.78%.
(i)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Multi-Asset Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$11.00		$9.66	$10.99		$10.01		$9.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)		0.08	0.04		(0.00	)(b)	(0.07)
Net realized and unrealized gain (loss)	(0.83)		1.44	(1.16)		1.99		0.23

Total from Investment Operations	(0.91)		1.52	(1.12)		1.99		0.16

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.18)	(0.00	)(b)	(0.01)		(0.00	)(b)
Net realized capital gains	(0.21)		—	(0.21)		(1.00)		—

Total Distributions	(0.21)		(0.18)	(0.21)		(1.01)		(0.00)

Net asset value, end of the period	$9.88		$11.00	$9.66		$10.99		$10.01

Total return(c)(d)	(8.04)%		15.75%	(10.30)%		19.92%		1.63%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22		$27	$14		$15		$9
Net expenses(e)	1.90	%(f)	1.90%	1.90%		1.92	%(g)	1.91	%(h)
Gross expenses	2.38	%(f)	2.38%	2.34%		2.49	%(g)	2.51	%(h)
Net investment income (loss)	(0.85)%		0.81%	0.37%		(0.02)%		(0.75)%
Portfolio turnover rate	49%		23%	46%		8%		115	%(i)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 1.94% and 2.42%, respectively.

(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.90% and the ratio of gross expenses would have been 2.47%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.90% and the ratio of gross expenses would have been 2.50%.
(i)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

41  |

Financial Highlights (continued)

For a share outstanding throughout each period

	AlphaSimplex Multi-Asset Fund— Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$11.11		$9.73	$11.12	$10.09		$9.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02		0.18	0.15	0.11		0.03
Net realized and unrealized gain (loss)	(0.84)		1.46	(1.18)	2.01		0.23

Total from Investment Operations	(0.82)		1.64	(1.03)	2.12		0.26

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.26)	(0.15)	(0.09)		(0.03)
Net realized capital gains	(0.21)		—	(0.21)	(1.00)		—

Total Distributions	(0.24)		(0.26)	(0.36)	(1.09)		(0.03)

Net asset value, end of the period	$10.05		$11.11	$9.73	$11.12		$10.09

Total return(b)	(7.03)%		16.82%	(9.39)%	21.19%		2.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,633		$43,712	$37,955	$39,571		$22,334
Net expenses(c)	0.90	%(d)	0.90%	0.90%	0.92	%(e)	0.91	%(f)
Gross expenses	1.37	%(d)	1.37%	1.35%	1.50	%(e)	1.54	%(f)
Net investment income	0.18%		1.74%	1.41%	0.95%		0.32%
Portfolio turnover rate	49%		23%	46%	8%		115	%(g)

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)

Does not include expenses of the underlying funds in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been 0.94% and 1.41%, respectively.

(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.48%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.53%.
(g)

The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to sales of equity securities in early 2016 in an effort to reduce risk. By mid-2016, in an effort to gain more exposure, the Fund returned to its normal investment strategy.

See accompanying notes to financial statements.

|  42

Notes to Financial Statements

December 31, 2020

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

AlphaSimplex Global Alternatives Fund (the “Global Alternatives Fund”)

AlphaSimplex Managed Futures Strategy Fund (the “Managed Futures Strategy Fund”)

AlphaSimplex Multi-Asset Fund (the “Multi-Asset Fund”)

At close of business on April 30, 2020, Multi-Asset Fund adjusted its investment process, which included changes to enhance the Fund’s risk management and to allow the Fund to take short positions, among other items.

Each Fund is a diversified investment company, except for Multi-Asset Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Global Alternatives Fund and Managed Futures Strategy Fund also offer Class N shares.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

Global Alternatives Fund and Managed Futures Strategy Fund invest in commodity-related instruments through AlphaSimplex Global Alternatives Cayman Fund Ltd. and AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., wholly-owned subsidiaries (individually, a “Subsidiary” and collectively, the “Subsidiaries”) of Global Alternatives Fund and Managed Futures Strategy Fund, respectively, organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Funds and their respective Subsidiaries with the intent that each Fund will remain the sole shareholder and primary beneficiary of its respective Subsidiary. The Subsidiaries are governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees.

As of December 31, 2020, the value of each Fund’s investment in its respective Subsidiary was as follows:

Fund	Investment in Subsidiary	Percentage of Net Assets
Global Alternatives Fund	$16,914,689	3.23%
Managed Futures Strategy Fund	46,532,942	3.13%

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Consolidation.  The accompanying financial statements of Global Alternatives Fund and Managed Futures Strategy Fund present the consolidated accounts of the Funds and their respective Subsidiaries. All interfund accounts and transactions have been eliminated in consolidation.

43  |

Notes to Financial Statements (continued)

December 31, 2020

b.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser or subadviser believes that, over time, they are traded most extensively. Equity basket total return swaps are valued based on the value of the underlying listed equity securities as reported by an independent pricing service. If prices from an independent pricing service are not available, prices from a broker-dealer may be used.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2020, futures contracts were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of the contracts, as follows:

	Notional Value	Unrealized Appreciation/ Depreciation*	Unrealized as a Percentage of Net Assets
Global Alternatives Fund	$55,687,841	$1,395,106	0.27%
Managed Futures Strategy Fund	219,740,696	5,146,559	0.35%
Multi-Asset Fund	5,435,191	86,186	0.25%

*	Amounts represent gross unrealized appreciation/(depreciation) at absolute value.

c.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

|  44

Notes to Financial Statements (continued)

December 31, 2020

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. When a Fund enters into a forward foreign currency contract, it is required to pledge cash or high-quality securities equal to a percentage of the notional amount of the contract to the counterparty as an independent amount of collateral. The Funds may pledge additional collateral to the counterparty to the extent of mark-to-market losses on open contracts.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Swap Agreements.  Global Alternatives Fund may enter into equity basket total return swap agreements. An equity basket total return swap is an agreement between two parties to exchange, for a specified period and based on the notional amount, the total return on an underlying basket of equity securities for, typically, fixed or floating interest payments. When a Fund pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Fund may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Fund receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Fund may receive the change in value in

45  |

Notes to Financial Statements (continued)

December 31, 2020

addition to the interest payment. The Fund receives net interest or pays net total return depending on whether the values of the underlying assets decrease or increase. Dividends declared on short reference entity common stocks are accrued and paid to the counterparty. Equity basket total return swap agreements typically reset on a monthly basis.

The notional amounts of equity basket total return swap agreements are not recorded in the financial statements. Equity basket total return swap agreements are valued daily, and fluctuations in value are recorded as change in unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Operations. Fees are accrued in accordance with the terms of the agreement and are included in due to/from brokers on the Consolidated Statement of Assets and Liabilities. Payments made or received by the Fund as a result of a reset or termination of the agreement are recorded as realized gain or loss on the Consolidated Statement of Operations.

Equity basket total return swap agreements are privately negotiated in the over-the-counter market and are entered into as bilateral contracts. Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. Bilateral swap agreements may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts. The Fund covers its net obligations under outstanding equity basket total return swap agreements by segregating or earmarking cash or securities.

h.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the various broker/dealers. The due from brokers’ balances in the Statements of Assets and Liabilities for the Funds represent cash and foreign currency on deposit with brokers for open futures contracts and cash pledged as collateral for forward foreign currency contracts and swap agreements (including accrued interest receivable on equity basket total return swap agreements and net dividends payable on short reference entity common stocks). The due to brokers’ balances in the Statements of Assets and Liabilities for the Funds represent net cash and foreign currency debit balances related to futures contracts. In certain circumstances the Funds’ or Subsidiaries’ use of cash, and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

i.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gain and return of capital distributions received, foreign currency gains and losses, partnership basis adjustments, deferred Trustees’ fees, distribution re-designations, futures and forward foreign currency contract mark-to-market, swap adjustments, passive foreign investment company adjustments, and Cayman blocker adjustments. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, partnership basis adjustments, wash sales, return of capital distributions received, futures and forward foreign currency contract mark-to-market and foreign currency gains and

|  46

Notes to Financial Statements (continued)

December 31, 2020

losses, passive foreign investment company adjustments, capital gain distributions received and Cayman blocker adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 were as follows:

	2020 Distributions			2019 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Alternatives Fund	$13,230,129	$—	$13,230,129	$9,278,612	$—	$9,278,612
Managed Futures Strategy Fund	49,187,249	—	49,187,249	74,582,788	—	74,582,788
Multi-Asset Fund	107,076	792,961	900,037	1,028,235	—	1,028,235

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Global Alternatives Fund	Managed Futures Strategy Fund	Multi-Asset Fund
Capital loss carryforward:
Short-term:
No expiration date	$(88,477,554)	$(66,108,457)	$(1,496,019)
Long-term:
No expiration date	(6,554,643)	—	(601,980)

Total capital loss carryforward	(95,032,197)	(66,108,457)	(2,097,999)

Late-year ordinary and post-October capital loss deferrals*	(29,680,113)	—	(285,593)

Unrealized appreciation	40,554,134	42,499,983	1,549,828

Total accumulated losses	$(84,158,176)	$(23,608,474)	$(833,764)

Capital loss carryforward utilized in the current year	$—	$88,460,757	$—

*

Under current tax law, capital losses, foreign currency losses, losses on passive foreign investment companies, total return swap resets and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Managed Futures Strategy Fund and Multi-Asset Fund are deferring foreign currency losses. Global Alternatives Fund is deferring foreign currency losses and losses on total return swap resets.

As of December 31, 2020, the tax cost of investments (including derivatives) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Global Alternatives Fund	Managed Futures Strategy Fund	Multi-Asset Fund
Federal tax cost	$427,498,929	$1,382,452,448	$30,858,076

Gross tax appreciation	$42,360,220	$49,119,331	$1,553,237
Gross tax depreciation	(1,809,098)	(6,705,499)	(1)

Net tax appreciation	$40,551,122	$42,413,832	$1,553,236

47  |

Notes to Financial Statements (continued)

December 31, 2020

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

k.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

l.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

m.  New Accounting Pronouncement.  In March 2020, the Financial Accounting Standards Board issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

|  48

Notes to Financial Statements (continued)

December 31, 2020

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020, at value:

Global Alternatives Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$272,292,421	$—	$—	$272,292,421
Exchange-Traded Funds	3,586,371	—	—	3,586,371
Short-Term Investments(a)	—	185,202,489	—	185,202,489
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,344,458	—	1,344,458
Futures Contracts (unrealized appreciation)	14,640,164	1,246,891	—	15,887,055

Total	$290,518,956	$187,793,838	$—	$478,312,794

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Equity Basket Total return Swap	$— (b)	$—	$—	$—
Forward Foreign Currency Contracts (unrealized depreciation)	—	(711,638)	—	(711,638)
Futures Contracts (unrealized depreciation)	(5,780,013)	(148,215)	—	(5,928,228)

Total	$(5,780,013)	$(859,853)	$—	$(6,639,866)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.
(b)	Represents net unrealized appreciation (depreciation) of $0, as reflected within the Consolidated Portfolio of Investments.

Managed Futures Strategy Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments(a)	$—	$1,382,542,458	$—	$1,382,542,458
Forward Foreign Currency Contracts (unrealized appreciation)	—	9,602,026	—	9,602,026
Futures Contracts (unrealized appreciation)	56,485,401	4,872,088	—	61,357,489

Total	$56,485,401	$1,397,016,572	$—	$1,453,501,973

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(2,789,040)	$—	$(2,789,040)
Futures Contracts (unrealized depreciation)	(3,632,251)	(274,471)	—	(3,906,722)

Total	$(3,632,251)	$(3,063,511)	$—	$(6,695,762)

(a)	Details of the major categories of the Fund’s investments are reflected within the Consolidated Portfolio of Investments.

Multi-Asset Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$10,947,261	$—	$—	$10,947,261
Short-Term Investments(a)	—	21,366,970	—	21,366,970
Futures Contracts (unrealized appreciation)	422,671	70,459	—	493,130

Total	$11,369,932	$21,437,429	$—	$32,807,361

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(28,827)	$(15,727)	$—	$(44,554)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

49  |

Notes to Financial Statements (continued)

December 31, 2020

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts and swap agreements.

Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. The Fund may also use various strategies commonly used by hedge funds that seek to profit from underlying risk factors, such as merger arbitrage. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments and equity basket total return swap agreements. During the year ended December 31, 2020, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, and commodities (through investments in the Subsidiary), long contracts on short-term interest rates, and short contracts on equity basket total return swaps in accordance with these objectives.

Managed Futures Strategy Fund seeks to generate positive absolute returns over time. The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended December 31, 2020, the Fund used long and short contracts on U.S. and foreign equity market indices, short-term interest rates, foreign currencies and commodities (through investments in the Subsidiary), and long contracts on U.S. and foreign government bonds to capture the exposures suggested by the quantitative investment models.

Multi-Asset Fund tactically allocates its investments across a range of asset classes and global markets. The Fund will typically use a variety of derivative instruments, in particular long positions in futures and forward contracts, to achieve exposures to global equity and fixed income securities. The Fund may also hold short positions in derivatives for hedging purposes . During the year ended December 31, 2020, the Fund used long and short contracts on foreign government bonds, U.S. dollar index and foreign currency, and long contracts on U.S. and foreign equity market indices and U.S. government bonds, to gain investment exposures in accordance with its objectives.

The following is a summary of derivative instruments for Global Alternatives Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$1,344,458	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$1,861,895
Foreign exchange contracts	—	1,091,700
Commodity contracts	—	9,106,238
Equity contracts	—	3,827,222

Total exchange-traded asset derivatives	$—	$15,887,055

Total asset derivatives	$1,344,458	$15,887,055

|  50

Notes to Financial Statements (continued)

December 31, 2020

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value[1]
Over-the-counter liability derivatives
Foreign exchange contracts	$(711,638)	$—	$—
Equity contracts	—	—	(135,849,616)

Total over-the counter liability derivatives	$(711,638)	$—	$(135,849,616)

Exchange-traded liability derivatives
Interest rate contracts	$—	$(342,503)	$—
Foreign exchange contracts	—	(881,913)	—
Commodity contracts	—	(3,021,503)	—
Equity contracts	—	(1,682,309)	—

Total exchange-traded liability derivatives	$—	$(5,928,228)	$—

Total liability derivatives	$(711,638)	$(5,928,228)	$(135,849,616)

[1]	Represents swap agreements, at value. Market value of swap agreements is reported in the Consolidated Portfolio of Investments.

Transactions in derivative instruments for Global Alternatives Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency transactions	Swap agreements
Interest rate contracts	$19,099,670	$—	$—
Foreign exchange contracts	(7,450,520)	711,523	—
Commodity contracts	(21,388,176)	—	—
Equity contracts	(11,181,358)	—	(27,001,268)

Total	$(20,920,384)	$711,523	$(27,001,268)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$2,126,547	$—
Foreign exchange contracts	477,488	1,890,310
Commodity contracts	2,961,919	—
Equity contracts	(211,548)	—

Total	$5,354,406	$1,890,310

51  |

Notes to Financial Statements (continued)

December 31, 2020

The following is a summary of derivative instruments for Managed Futures Strategy Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$9,602,026	$—

Exchange-traded asset derivatives
Interest rate contracts	$—	$4,819,307
Foreign exchange contracts	—	6,624,042
Commodity contracts	—	37,431,332
Equity contracts	—	12,482,808

Total exchange-traded asset derivatives	$—	$61,357,489

Total asset derivatives	$9,602,026	$61,357,489

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(2,789,040)	$—

Exchange-traded liability derivatives
Interest rate contracts	$—	$(285,608)
Foreign exchange contracts	—	(3,250)
Commodity contracts	—	(2,895,859)
Equity contracts	—	(722,005)

Total exchange-traded liability derivatives	$—	$(3,906,722)

Total liability derivatives	$(2,789,040)	$(3,906,722)

Transactions in derivative instruments for Managed Futures Strategy Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$202,824,015	$—
Foreign exchange contracts	(1,406,969)	(2,679,889)
Commodity contracts	(103,840,882)	—
Equity contracts	53,028,486	—

Total	$150,604,650	$(2,679,889)

|  52

Notes to Financial Statements (continued)

December 31, 2020

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Forward foreign currency transactions
Interest rate contracts	$20,499,021	$—
Foreign exchange contracts	8,812,472	9,986,341
Commodity contracts	27,210,989	—
Equity contracts	(9,615,110)	—

Total	$46,907,372	$9,986,341

The following is a summary of derivative instruments for Multi-Asset Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$212,348
Foreign exchange contracts	66,309
Equity contracts	214,473

Total exchange-traded asset derivatives	$493,130

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(135)
Foreign exchange contracts	(15,286)
Equity contracts	(29,133)

Total exchange-traded liability derivatives	$(44,554)

Transactions in derivative instruments for Multi-Asset Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$984,826
Foreign exchange contracts	(672,054)
Equity contracts	(3,079,881)

Total	$(2,767,109)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$324,422
Foreign exchange contracts	(75,558)
Equity contracts	(346,000)

Total	$(97,136)

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2020:

Global Alternatives Fund	Forwards	Futures	Total Return Swaps
Average Notional Amount Outstanding	34.52%	262.11%	9.14%
Highest Notional Amount Outstanding	118.72%	526.83%	25.96%
Lowest Notional Amount Outstanding	9.51%	98.48%	2.44%
Notional Amount Outstanding as of December 31, 2020	44.58%	425.59%	25.96%

53  |

Notes to Financial Statements (continued)

December 31, 2020

Managed Futures Strategy Fund	Forwards	Futures
Average Notional Amount Outstanding	95.61%	638.83%
Highest Notional Amount Outstanding	266.63%	940.94%
Lowest Notional Amount Outstanding	40.90%	316.61%
Notional Amount Outstanding as of December 31, 2020	56.87%	364.35%

Multi-Asset Fund		Futures
Average Notional Amount Outstanding		164.12%
Highest Notional Amount Outstanding		237.85%
Lowest Notional Amount Outstanding		48.33%
Notional Amount Outstanding as of December 31, 2020		209.62%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the net assets.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2020, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Alternatives Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$1,344,458	$(711,638)	$632,820	$—	$632,820

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(711,638)	$711,638	$—	$—	$—

Managed Futures Strategy Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$9,602,026	$(2,789,040)	$6,812,986	$—	$6,812,986

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
UBS AG	$(2,789,040)	$2,789,040	$—	$—	$—

The Funds are required to pledge an independent amount of collateral to the counterparty for open forward foreign currency contracts. In addition to the independent amount, the amount of collateral pledged to the counterparty is subsequently increased (for losses) or

|  54

Notes to Financial Statements (continued)

December 31, 2020

decreased (for gains) based on the change in value of the contracts, as calculated by the counterparty under the terms of the Funds’ ISDA agreements. As of December 31, 2020, amounts pledged to the counterparty (which may exceed the amounts shown in the table above) are as follows:

	Independent Amount of Collateral	Increase (Decrease) For Change in Value	Required Collateral	Collateral Pledged	Excess/ (Shortfall)
Global Alternatives Fund	$2,808,676	$(575,319)	$2,233,357	$2,930,092	$696,735
Managed Futures Strategy Fund	39,377,213	(6,963,315)	32,413,898	31,746,909	(666,989)

Amounts in excess or short of the required collateral amount are received or paid by the Funds on the next business day, subject to collateral thresholds and minimum transfer requirements. The ISDA agreements include a tri-party control agreement under which collateral pledged from the Fund to the broker is held for the benefit of the broker, as secured party, at a third party custodian, State Street Bank and Trust Company (“State Street Bank”). Collateral pledged to the broker is reflected in “due from brokers” on the Statements of Assets and Liabilities.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Alternatives Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$1,344,458	$632,820
Collateral pledged to UBS AG	2,930,092	2,930,092
Collateral pledged to Morgan Stanley	40,326,618	40,326,618

Total over-the-counter counterparty credit risk	44,601,168	43,889,530

Exchange-traded counterparty credit risk
Futures contracts	15,887,055	15,887,055
Margin with brokers	29,748,010	29,748,010

Total exchange-traded counterparty credit risk	45,635,065	45,635,065

Total counterparty credit risk	$90,236,233	$89,524,595

55  |

Notes to Financial Statements (continued)

December 31, 2020

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Managed Futures Strategy Fund
Over-the-counter counterparty credit risk
Forward foreign currency contracts	$9,602,026	$6,812,986
Collateral pledged to UBS AG	31,746,909	31,746,909

Total over-the-counter counterparty credit risk	41,348,935	38,559,895

Exchange-traded counterparty credit risk
Futures contracts	61,357,489	61,357,489
Margin with brokers	96,548,910	96,548,910

Total exchange-traded counterparty credit risk	157,906,399	157,906,399

Total counterparty credit risk	$199,255,334	$196,466,294

Multi-Asset Fund
Exchange-traded counterparty credit risk
Futures contracts	$493,130	$493,130
Margin with brokers	1,757,743	1,757,743

Total exchange-traded counterparty credit risk	$2,250,873	$2,250,873

5.  Purchases and Sales of Securities.  For the year ended December 31, 2020, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Global Alternatives Fund	$474,847,099	$427,081,834
Multi-Asset Fund	7,423,802	18,840,587

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Investment Managers, LLC (“Natixis”), serves as investment adviser to the Funds. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets.

Global Alternatives Fund pays a management fee at an annual rate of 1.10% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.05% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Prior to July 1, 2020, Global Alternatives Fund paid a management fee at the annual rates of 1.15% on the first $2 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.10% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Managed Futures Strategy Fund pays a management fee at an annual rate of 1.25% on the first $2.5 billion of the Fund’s average daily net assets (including the net asset value of the Subsidiary), and 1.20% thereafter, calculated daily and payable monthly, less the management fees paid by the Subsidiary.

Multi-Asset Fund pays a management fee at an annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

AlphaSimplex also serves as investment adviser to AlphaSimplex Global Alternatives Cayman Fund Ltd. and AlphaSimplex Managed Futures Strategy Cayman Fund Ltd., which pay AlphaSimplex a management fee at the annual rate of 1.10% and 1.25%, respectively, of its average daily net assets.

Prior to July 1, 2020, AlphaSimplex Global Alternatives Cayman Fund Ltd. paid a management fee at the annual rate of 1.15% of its average daily net assets.

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, if applicable, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short (Global Alternatives Fund only), taxes, organizational and extraordinary expenses, such as litigation and indemnification expenses. These undertakings are in effect until

|  56

Notes to Financial Statements (continued)

December 31, 2020

April 30, 2021, except for Global Alternatives Fund which is in effect until April 30, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended December 31, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	1.49%	2.24%	1.19%	1.24%
Managed Futures Strategy Fund	1.70%	2.45%	1.40%	1.45%
Multi-Asset Fund	1.15%	1.90%	—	0.90%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Global Alternatives Fund was as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	1.54%	2.29%	1.24%	1.29%

AlphaSimplex shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2020, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Global Alternatives Fund	$7,490,248	$394,328	$7,095,920	1.13%	1.07%
Managed Futures Strategy Fund	19,498,755	—	19,498,755	1.25%	1.25%
Multi-Asset Fund	282,566	189,097	93,469	0.70%	0.23%

[1]	Management fee waivers are subject to possible recovery until December 31, 2021.

For the year ended December 31, 2020, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Managed Futures Strategy Fund	$188,029	$20,066	$—	$1,147,700	$1,355,795

[1]	Expense reimbursement is subject to possible recovery until December 31, 2021.

No expenses were recovered for any of the Funds during the year ended December 31, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

57  |

Notes to Financial Statements (continued)

December 31, 2020

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Alternatives Fund	$50,789	$18,771	$56,315
Managed Futures Strategy Fund	491,639	52,868	158,606
Multi-Asset Fund	950	108	322

c.  Administrative Fees.  Natixis Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2020, the administrative fees paid to Natixis Advisors for each Fund were as follows (exclusive of sub-administrative fees paid to State Street Bank by the Subsidiaries):

Fund	Administrative Fees
Global Alternatives Fund	$294,432
Managed Futures Strategy Fund	688,159
Multi-Asset Fund	17,766

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended December 31, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Alternatives Fund	$352,978
Managed Futures Strategy Fund	1,512,221
Multi-Asset Fund	56,773

As of December 31, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Alternatives Fund	$4,515
Managed Futures Strategy Fund	18,119
Multi-Asset Fund	1,063

|  58

Notes to Financial Statements (continued)

December 31, 2020

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2020 were as follows:

Fund	Commissions
Global Alternatives Fund	$3,685
Managed Futures Strategy Fund	23,252
Multi-Asset Fund	138

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and its affiliates are also officers and/or Trustees of the Trust.

g.  Affiliated Ownership.  As of December 31, 2020, Natixis and affiliates held shares of Multi-Asset Fund representing less than 0.01% of the Fund’s net assets.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Effective May 1, 2020, Natixis Advisors has given a binding contractual undertaking to Global Alternatives Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2021 and is not subject to recovery under the expense limitation agreement described above.

For the period May 1, 2020 through December 31, 2020, Natixis Advisors reimbursed the Fund $801 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  For the year ended December 31, 2020, AlphaSimplex reimbursed Multi-Asset Fund $2,814 for transaction costs incurred in conjunction with investment process adjustments (see Note 1 of Notes to Financial Statements). This amount is included in realized gains in the Statements of Operations.

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for Global Alternatives Fund and Managed Futures Strategy Fund attributable to Class A, Class C, and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Multi-Asset Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended December 31, 2020, Global Alternatives Fund and Managed Futures Strategy Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Alternatives Fund	$14,032	$5,236	$1,058	$440,622
Managed Futures Strategy Fund	380,464	40,816	3,035	2,345,362

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2020, none of the Funds had borrowings under these agreements.

9.  Risk.  Each Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

The Funds’ (excluding Multi-Asset Fund) investments in commodity-related instruments may subject the Funds to greater volatility than investments in other securities. The value of these investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Multi-Asset Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Total Percentage of Ownership
Global Alternatives Fund	3	38.17%
Managed Futures Strategy Fund	2	14.38	%(a)
Multi-Asset Fund	2	81.42	%(a)

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

(a)

Certain Fund shareholders may be invested in a Fund as a result of the Fund’s inclusion in an investment portfolio model, utilized by certain third party intermediaries, which have been developed and controlled by an affiliate of the Funds (Natixis Advisors). Without these models or as a result of changes in individual models (that may be made by Natixis Advisors), these shareholder positions may not exist or could change in a material amount. Natixis Advisors has no involvement in the decisions to invest in the models provided to third party intermediaries.

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Notes to Financial Statements (continued)

December 31, 2020

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
Global Alternatives Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,623,558	$17,678,688	644,252	$6,988,601
Issued in connection with the reinvestment of distributions	22,575	240,420	12,875	143,942
Redeemed	(2,451,082)	(25,713,402)	(1,678,431)	(18,199,118)

Net change	(804,949)	$(7,794,294)	(1,021,304)	$(11,066,575)

Class C
Issued from the sale of shares	26,154	$257,854	87,743	$893,373
Issued in connection with the reinvestment of distributions	6,287	62,874	603	6,317
Redeemed	(593,632)	(5,826,318)	(642,998)	(6,478,230)

Net change	(561,191)	$(5,505,590)	(554,652)	$(5,578,540)

Class N
Issued from the sale of shares	6,700	$71,749	28,333	$327,145
Issued in connection with the reinvestment of distributions	311	3,354	496	5,620
Redeemed	(41,302)	(460,526)	(1,365,297)	(14,957,535)

Net change	(34,291)	$(385,423)	(1,336,468)	$(14,624,770)

Class Y
Issued from the sale of shares	15,988,607	$171,911,642	17,200,887	$188,500,365
Issued in connection with the reinvestment of distributions	585,919	6,333,788	350,454	3,981,153
Redeemed	(39,266,251)	(417,539,297)	(57,313,299)	(629,677,366)

Net change	(22,691,725)	$(239,293,867)	(39,761,958)	$(437,195,848)

Decrease from capital share transactions	(24,092,156)	$(252,979,174)	(42,674,382)	$(468,465,733)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	8,897,011	$87,245,646	18,897,616	$175,081,342
Issued in connection with the reinvestment of distributions	482,693	4,913,814	977,144	9,058,160
Redeemed	(16,594,015)	(161,779,589)	(10,842,429)	(103,378,255)

Net change	(7,214,311)	$(69,620,129)	9,032,331	$80,761,247

Class C
Issued from the sale of shares	266,678	$2,459,016	120,006	$1,092,355
Issued in connection with the reinvestment of distributions	47,343	455,914	79,212	696,274
Redeemed	(719,340)	(6,694,265)	(1,193,953)	(10,506,738)

Net change	(405,319)	$(3,779,335)	(994,735)	$(8,718,109)

Class N
Issued from the sale of shares	3,733,338	$36,574,955	8,843,736	$84,693,165
Issued in connection with the reinvestment of distributions	168,681	1,737,419	232,102	2,179,433
Redeemed	(3,418,614)	(33,981,990)	(4,062,833)	(39,555,270)

Net change	483,405	$4,330,384	5,013,005	$47,317,328

Class Y
Issued from the sale of shares	68,367,766	$676,556,286	60,717,853	$572,143,631
Issued in connection with the reinvestment of distributions	2,517,010	25,900,036	3,967,764	37,177,943
Redeemed	(87,378,412)	(862,703,687)	(137,926,321)	(1,287,764,123)

Net change	(16,493,636)	$(160,247,365)	(73,240,704)	$(678,442,549)

Decrease from capital share transactions	(23,629,861)	$(229,316,445)	(60,190,103)	$(559,082,083)

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Notes to Financial Statements (continued)

December 31, 2020

11.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Multi-Asset Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	11,205	$104,090	6,314	$63,879
Issued in connection with the reinvestment of distributions	923	8,037	815	8,974
Redeemed	(16,249)	(154,481)	(2,261)	(24,204)

Net change	(4,121)	$(42,354)	4,868	$48,649

Class C
Issued from the sale of shares	25,279	$217,341	995	$10,000
Issued in connection with the reinvestment of distributions	368	3,161	23	252
Redeemed	(25,870)	(227,903)	—	—

Net change	(223)	$(7,401)	1,018	$10,252

Class Y
Issued from the sale of shares	2,415,389	$22,969,786	916,457	$9,438,127
Issued in connection with the reinvestment of distributions	99,714	882,601	91,957	1,015,455
Redeemed	(3,103,812)	(30,246,800)	(975,483)	(10,096,772)

Net change	(588,709)	$(6,394,413)	32,931	$356,810

Increase (decrease) from capital share transactions	(593,053)	$(6,444,168)	38,817	$415,711

12.  Subsequent Event.  On December 10, 2020, the Board of Trustees approved a plan to liquidate Multi-Asset Fund. Liquidation took place on January 14, 2021.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust II and Shareholders of AlphaSimplex Global Alternatives Fund, AlphaSimplex Managed Futures Strategy Fund and AlphaSimplex Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of AlphaSimplex Global Alternatives Fund, AlphaSimplex Managed Futures Strategy Fund and AlphaSimplex Multi-Asset Fund (three of the funds constituting Natixis Funds Trust II, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

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2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Global Alternatives Fund	20.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

Fund	Amount
Multi-Asset Fund	$792,961

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Alternatives Fund	20.74%

Qualified Business Income Deduction.  For the fiscal year ended December 31, 2020, 1.85% of the ordinary income dividends paid by the Global Alternatives Fund are eligible for the Qualified Business Income Deduction.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust); Director of Apartment Investment and Management Company (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of the Trust	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the [Trust/Trusts]	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE [TRUST/TRUSTS]

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

December 31, 2020

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Municipal Bond Fund

Loomis Sayles International Growth Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Strategic Income Fund

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A NEFHX

Brian P. Kennedy	Class C NEHCX

Elaine M. Stokes	Class N LSHNX

Todd P. Vandam, CFA®	Class Y NEHYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Market Conditions

The financial markets experienced significant volatility in 2020, as investors grappled with the persistent uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for “safe-haven” investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting short-term interest rates to zero, reestablishing traditional quantitative easing (QE) through asset purchases in the Treasury and mortgage-backed securities markets, and establishing lending facilities which either have only been used during the Great Financial Crisis or were created for the first time in Fed history, such as the Corporate Credit facility. Aided by the $2.2 trillion stimulus package passed by the US Congress in late March, the Fed’s response fueled an impressive recovery in higher-risk assets from early spring onward. After pausing in the lead-up to the US elections, the rally gained steam in November thanks to the long-awaited headline that coronavirus vaccines would soon become available to the public. The markets took this as an indication that economic conditions could gradually return to normal in 2021, boosting sentiment into year-end.

US Treasurys were the primary beneficiaries of the first-quarter “flight to quality” and the Fed’s subsequent commitment to maintain its low-rate monetary policy indefinitely. Twelve-month returns were progressively higher along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), with 30-year issues generating the largest gain.

Although investment-grade corporate bonds suffered a sharp downturn in the February-March selloff, the category finished as the top performing major segment of the fixed income market for the full, 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due low market liquidity, tempering its return for the full year. Nevertheless, yield spreads — the difference between yields on below investment-grade debt and Treasurys of similar maturities — finished the year close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted positive total returns but failed to keep pace with the broader US bond market. CMBS was the strongest performer in this segment despite concerns about the outlook for commercial real estate in the wake of the pandemic.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles High Income Fund returned 8.19% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 7.11%.

Explanation of Fund Performance

The remarkable events of 2020 were dominated by the volatility created by the Covid-19 global pandemic. Fueled by extraordinary monetary and fiscal stimulus, markets came roaring back after a sharp selloff during the first quarter of the year, and continued to reach new highs as lockdowns eased and vaccine development progressed. This positive momentum was maintained throughout the final quarter of 2020 as a Covid vaccine was approved and distribution began. Security selection was the primary source of the Fund’s outperformance for the 12-month period. High yield and investment grade corporate credit positions were the largest positive contributors to relative return, aided by consumer cyclical and energy holdings. Exposures to the communications sector within high yield and capital goods sector within investment grade credit were also beneficial for performance.

An allocation to securitized assets detracted as this sector did not keep pace with high yield credit. Within convertible securities, selected energy and consumer non-cyclical holdings weighed on return.

1  |

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,1 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES HIGH INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

Average Annual Total Returns — December 31, 20203

						Express Ratios[4]

	1 Year		5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 2/29/08)
NAV	8.19%		7.88%	6.00%	—%	0.93%	0.75%

Class A (Inception 2/22/84)
NAV	8.16		7.59	5.72	—	1.18	1.00
With 4.25% Maximum Sales Charge	3.53		6.65	5.27	—

Class C (Inception 3/2/98)
NAV	7.30		6.80	4.96	—	1.93	1.75
With CDSC[1]	6.30		6.80	4.96	—

Class N (Inception 11/30/16)
NAV	8.48	[5]	—	—	6.49	0.82	0.70

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[2]	7.11		8.59	6.80	6.86

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index was created in 1986, with history backfilled to July 1, 1983, and rolls up into the Bloomberg Barclays U.S. Universal and Global High-Yield Indices.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns reflected above are different from the total returns reported in the financial highlights. The returns presented in the table above are what an investor would have actually experienced.

3  |

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Managers	Symbols

Dawn Mangerson	Class A MIMAX

James Grabovac, CFA®	Class C MIMCX

Lawrence Jones	Class Y MIMYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks a high level of federal tax-exempt current income, consistent with the preservation of capital.

Market Conditions

Capital markets concluded a tumultuous year producing positive returns across most asset classes. High-grade municipal yields declined between 70 and 90 basis points, with the largest declines occurring on the shorter end of the yield curve. The pandemic-induced market panic that occurred in March proved short-lived as a rapid and massive easing of monetary policy, combined with multiple rounds of fiscal relief, provided the medicine markets required to gain a foothold from the liquidity panic. Markets subsequently began their climb higher as the year progressed. Lower quality sectors of the municipal market underperformed higher quality, as participants weighed the continued impact of a deep recession caused by the necessity of shutting down large segments of the US and global economies. Recent economic improvement coincident with the approval and rollout of vaccines has increased optimism that the recession will end in 2021 and the path toward recovery will open. However, significant hurdles remain for large segments of the economy, and whether the severity of the pandemic will result in long-term or permanent changes in behavior continues to weigh on many sectors, including real estate related, mass transit, senior care and air travel, to note several. In addition, the disruption and dislocation in K-12 and higher education has been sharp, although federal aid has provided important support. Questions remain, however, about the evolution of the education sector and whether the steady expansion of higher education, in particular, has reached a secular peak in the US.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles Intermediate Municipal Bond Fund returned 3.63% at net asset value. The Fund underperformed its benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 5.21%.

Explanation of Fund Performance

Although the Fund produced a meaningfully positive return for the year, it underperformed its benchmark primarily due to yield curve posture, more specifically a 10.5% underweight to the longest portion of the yield curve (22 years and plus), which produced the greatest returns for the period. Additionally, overweight exposures to the higher education and hospital sectors hampered performance as spreads widened, while outperformance of the Fund’s allocations to the local general obligation, leasing and special tax sectors was additive to performance. Furthermore, underperformance in the Fund’s BBB-rated credits was a significant detractor from performance. With respect to state allocations, fund positioning in two of the largest states in the benchmark, California and New York, contributed positively; however, overall state exposure was a drag on performance.

Outlook

The economy and the markets withstood significant damage in the early stages of the pandemic and required unprecedented support from fiscal and monetary policymakers. The Federal Reserve has communicated clearly its intention to continue to keep the policy rate near the zero lower bound at least through this year and likely beyond. Sustaining an economic recovery is also expected to require continuing fiscal relief while the rollout of the vaccines continues and accelerates. We anticipate the new administration will attempt to bring both additional aid for state and local governments and an infrastructure package. We are hopeful that wide distribution of the vaccine alongside continued fiscal and monetary support will provide a glide path toward economic recovery. While we do not anticipate a significant rise in long-term interest rates, there could be modest upward pressure as the economic environment improves. Somewhat higher yields and an increase in municipal supply resulting from an infrastructure package would be welcome developments for municipal investors who have faced constrained supply and record low yields for most of the past year. Municipal investor appetite remains strong and we anticipate the market could absorb any increase in supply.

|  4

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2012 (inception) through December 31, 2020

Average Annual Total Returns — December 31, 20204

				Expense Ratios[5]

	1 Year	5 Years	Life of Fund	Gross	Net

Class Y (Inception 12/31/12)[1]
NAV	3.63%	3.08%	2.74%	1.61%	0.46%

Class A (Inception 12/31/12)[1]
NAV	3.48	2.83	2.46	1.85	0.71
With 3.00% Maximum Sales Charge	0.38	2.21	2.06

Class C (Inception 12/31/12)[1]
NAV	2.71	2.06	1.70	2.61	1.46
With CDSC[2]	1.71	2.06	1.70

Comparative Performance
Bloomberg Barclays Municipal Bond Index[3]	5.21	3.91	3.61

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

December 31, 2012 represents the date shares were first registered for public sale under the Securities Act of 1933. November 16, 2012 represents commencement of operations for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

5  |

LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Managers	Symbols

Aziz V. Hamzaogullari, CFA®	Class A	LIGGX

Loomis, Sayles & Company, L.P.	Class C	LIGCX

	Class N	LIGNX

	Class Y	LIGYX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

International equities moved modestly higher in the abbreviated reporting period that ran from December 15, 2020 to December 31, 2020. The market entered the period on a high note, having rallied significantly over the prior six weeks following the approval of a vaccine for Covid-19. The conclusion of the U.S. election provided a further boost to the markets in this time, as did the ongoing commitment of the world’s central banks to maintain their ultra-accommodative monetary policies indefinitely. The pace of the rally slowed in the final two weeks of the year, as investors paused to digest the previous gains and trading activity decelerated around the holidays. In addition, a number of European countries began to re-institute lockdown measures to combat rising cases of the coronavirus. The tone in the markets remained fairly positive, however, partially as a result of the passage of a long-awaited fiscal stimulus package in the United States. The upbeat close to the year allowed the major international indices to finish 2020 with double-digit Q4 returns despite the dramatic first-quarter selloff caused by Covid-19.

Performance Results

The Loomis Sayles International Growth Fund was launched on December 15, 2020. For the period ending December 31, 2020, Class Y shares of the Fund returned 1.38% at net asset value. The Fund underperformed its benchmark, the MSCI All Country World Index Ex USA Index, which returned 2.57%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-45 securities.

During the brief period, the Fund’s positions in Baidu, Vipshop, and Kweichow Moutai contributed the most to performance. Stock selection in the communication services and consumer staples sectors, as well as our allocation in the energy sector, contributed positively to relative performance. The Fund’s positions in Alibaba, Tencent, and Sodexo detracted the most from performance. Stock selection in the consumer discretionary and information technology sectors were the biggest detractors from relative performance.

Outlook

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the consumer staples, consumer discretionary, healthcare, communication services, and information technology sectors and was underweight in the industrials and energy sectors. We had no exposure to stocks in the financials, materials, utilities or real estate sectors. From a geographic standpoint we were overweight in emerging markets and North America and underweight in developed Asia and Europe. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

|  6

LOOMIS SAYLES INTERNATIONAL GROWTH FUND

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	MercadoLibre, Inc.	7.69%
2	Tencent Holdings Ltd.	6.62
3	Alibaba Group Holding Ltd., Sponsored ADR	5.61
4	Roche Holding AG	5.51
5	Novartis AG, (Registered)	4.94
6	Adyen NV	4.89
7	Kweichow Moutai Co. Ltd., Class A	4.44
8	FANUC Corp.	4.22
9	Ambev S.A., ADR	3.90
10	Baidu, Inc., Sponsored ADR	3.65

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Total Returns — December 31, 20203

		Expense Ratios[4]

	Life of Fund	Gross	Net

Class Y (Inception 12/15/20)
NAV	1.38%	22.50%	0.95%

Class A (Inception 12/15/20)
NAV	1.37	22.75	1.20
With 5.75% Maximum Sales Charge	-4.46

Class C (Inception 12/15/20)
NAV	1.33	23.50	1.95
With CDSC[1]	0.33

Class N (Inception 12/15/20)
NAV	1.38	4.02	0.90

Comparative Performance
MSCI ACWI ex USA Index[2]	2.39

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 27 Emerging Markets (EM) countries. With 2,361 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	LIGRX

Brian P. Kennedy	Class C	LGBCX

Elaine M. Stokes	Class N	LGBNX

Loomis, Sayles & Company, L.P.	Class Y	LSIIX

	Admin Class	LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The financial markets experienced significant volatility in 2020, as investors grappled with the persistent uncertainty surrounding Covid-19. The bulk of the market disruptions occurred in February and March, when world governments first aimed to contain the virus by locking down broad swaths of their economies. Higher-risk assets were hit hard in the ensuing selloff, while demand for “safe-haven” investments surged. The US Federal Reserve (Fed) sought to counter the extraordinary developments by cutting short-term interest rates to zero, reestablishing traditional quantitative easing (QE) through asset purchases in the Treasury and mortgage-backed securities markets, and establishing lending facilities which either have only been used during the Great Financial Crisisor were created for the first time in Fed history, such as the Corporate Credit facility. Aided by the $2.2 trillion stimulus package passed by the US Congress in late March, the Fed’s response fueled an impressive recovery in higher-risk assets from early spring onward. After pausing in the lead-up to the US elections, the rally gained steam in November thanks to the long-awaited headline that coronavirus vaccines would soon become available to the public. The markets took this as an indication that economic conditions could gradually return to normal in 2021, boosting sentiment into year-end.

US Treasurys were the primary beneficiaries of the first-quarter “flight to quality” and the Fed’s subsequent commitment to maintain its low-rate monetary policy indefinitely. Twelve-month returns were progressively higher along the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), with 30-year issues generating the largest gain.

Although investment-grade corporate bonds suffered a sharp downturn in the February-March selloff, the category finished as the top performing major segment of the fixed income market for the full, 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due low market liquidity, tempering its return for the full year. Nevertheless, yield spreads — the difference between yields on below investment-grade debt and Treasurys of similar maturities — finished the year close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) — posted positive total returns but failed to keep pace with the broader US bond market. CMBS was the strongest performer in this segment despite concerns about the outlook for commercial real estate in the wake of the pandemic.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles Investment Grade Bond Fund returned 11.68% at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 8.93%. The Fund also outperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51%.

Explanation of Fund Performance

The remarkable events of 2020 were dominated by the volatility created by the Covid-19 global pandemic. Fueled by extraordinary monetary and fiscal stimulus, markets came roaring back after a sharp selloff during the first quarter of the year, and continued to reach new highs as lockdowns eased and vaccine development progressed. This positive momentum was maintained throughout the final quarter of 2020 as a Covid vaccine was approved and distribution began. Security selection was the primary source of the Fund’s outperformance for the 12-month period. The Fund’s exposure to investment grade corporate credit was the largest contributor to relative return, aided by banking, communications and consumer non-cyclical holdings. An allocation to high yield corporate credit, particularly within the basic industry and energy sectors, was positive for performance as well. An underweight to US Treasuries was also beneficial as investors favored riskier asset classes given the improving economic outlook.

Exposure to securitized assets and defensive, reserve-like positions detracted as these did not keep pace with corporate credit.

|  8

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,1 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

9  |

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Average Annual Total Returns — December 31, 20204

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/31/96)
NAV	11.68%	6.57%	5.07%	—%	0.56%	0.50%

Class A (Inception 12/31/96)
NAV	11.41	6.31	4.80	—	0.81	0.75
With 4.25% Maximum Sales Charge	6.70	5.39	4.35	—

Class C (Inception 9/12/03)
NAV	10.61	5.52	4.02	—	1.56	1.50
With CDSC[1]	9.61	5.52	4.02	—

Class N (Inception 2/1/13)
NAV	11.74	6.65	—	4.24	0.47	0.45

Admin Class (Inception 2/1/10)
NAV	11.17	6.07	4.56	—	1.06	1.00

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[2]	8.93	4.98	4.19	3.70
Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51	4.44	3.84	3.43

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Government/Credit Bond Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Bond Index includes investment grade, US dollar denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities. The U.S. Government/Credit Index was launched on January 1, 1979, with index history backfilled to 1973, and is a subset of the Bloomberg Barclays U.S. Aggregate Index.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LABAX

Kevin P. Kearns*	Class C LABCX

Brian P. Kennedy**	Class N LASNX

Elaine M. Stokes**	Class Y LASYX

Todd P. Vandam, CFA®

Loomis, Sayles & Company, L.P.

*	Effective January 8, 2021, Kevin P. Kearns no longer serves as portfolio manager of the Fund.
**	Effective January 8, 2021, Brian P. Kennedy and Elaine M. Stokes will join the portfolio management team of the Fund.

Investment Goal

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Although investment-grade corporate bonds suffered a sharp downturn in the February-March 2020 selloff, the category finished as the top performing major segment of the fixed income market for the full 12-month period. Corporates benefited from the gradual improvement in the credit outlook throughout the course of the year, together with rising demand for high-quality alternatives to low-yielding government debt.

High-yield bonds also delivered positive returns, although they were unable to keep pace with investment-grade corporates. The category was supported by hopes for an economic recovery and reduced investor risk aversion. Lower-quality debt was generally harder hit in the February-March downturn due to low market liquidity, tempering its return for the full year. Nevertheless, yield spreads (the yield differential provided by corporate issues relative to comparable maturity Treasuries) finished the year close to where they stood in February prior to the selloff associated with Covid-19.

Emerging market bonds, while performing poorly in the first quarter, rebounded to finish the year with a solid total return. The asset class was aided by the combination of gradually improving investor sentiment, robust growth in Asia, steadily improving commodity prices, and persistent weakness in the US dollar.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Loomis Sayles Strategic Alpha Fund returned 10.19% at net asset value. The Fund outperformed its benchmark, 3-Month LIBOR, which returned 0.66% for the period. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

Investment grade corporate credit made the largest positive contribution during the period as spreads narrowed. To support the flow of credit to households and businesses, the Federal Reserve (Fed) will likely continue to purchase Treasury securities. With the coronavirus continuing to spread and disrupt markets, the Fed has taken many additional measures to keep the economy afloat such as buying investment grade corporate bonds with the intent of providing a safety net to corporations and their employees. However, one of President Joe Biden’s campaign promises was to reverse the excesses of the Trump tax cuts for corporations, so whether this impacts the current assistance measures the Fed is providing remains to be seen. Within the portfolio, consumer, banking and communications names in particular were the strongest contributors to returns.

High yield corporate bonds bolstered return during the period. Consumer, communications and finance company names led contributions within the high yield allocation as spreads narrowed. A portion of our high yield exposure was expressed through being long the market with High Yield CDX (credit default swap index), where we took advantage of the relatively strong liquidity profile that this instrument provided during the sharp market correction that occurred in the first quarter of 2020. The position performed well during the rest of the year and contributed positively to the overall performance of the Fund. The use of credit default swap/CDX instruments provided individual name and broad index exposure, and as a result, the ability to access overall credit markets and express an investment view quickly and efficiently. High yield bonds have outperformed stocks during the past few economic recoveries, but that has not happened this time around. As noted, against the backdrop of the coronavirus pandemic the Fed intervened with interest rate cuts, to which high yield bonds responded favorably. During the final quarter of 2020, multiple pharmaceutical and biotech companies confirmed they would soon make a Covid-19 vaccine available (while awaiting FDA approval) and verified effectiveness rates in the 95% range. As

11  |

administration of the initial vaccines to healthcare workers and high risk individuals began, the resulting optimism fueled gains in the high yield bond market during the final quarter of 2020.

Emerging markets contributed to returns for the year with owned-no-guarantee oil securities in Mexico aiding performance the most. Since his inauguration in late 2018, Mexican President Andrés Manuel López Obrador has pledged to restore the dominance of local companies such as Pemex by reviving competition among energy companies and ending reforms that were implemented in 2013. Additionally, with the economy struggling due to the global pandemic, Mexico’s energy companies have worked hard to recover and build a solid future.

Currency positioning weighed on performance during the year as the dollar began 2020 as the world’s strongest currency only to see the coronavirus pandemic rock markets. A long forward position in the Norwegian krone particularly detracted. With the Fed’s extreme policy accommodation since late March the dollar has weakened against most major currencies. The US dollar is expected to continue to weaken in 2021 as Fed policies including historically low interest rates remain intact, the economy continues to repair and President Biden begins his first 100 days in office with less reliance on tariffs against China than his predecessor. The interest rate positioning was done using US Treasury futures, with gross notional exposure averaging approximately 10% of overall market value, to establish a duration underweight, which helped contribute positively to the overall performance of the Fund.

Our minimal allocation to bank loans hurt performance in 2020 with the energy sub-sector as the largest detractor. It should be noted that energy lending includes a wide range of financing activities with examples including oil and gas reserves, solar financing, solar farm financing, wind capital, wind farm financing, renewable and sustainable energy financing and biomass fuels financing. Furthermore, the Fed established the Primary Market Corporate Credit Facility for new bond and loan issuance to assist with the flow of credit to large employers impacted by the pandemic.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, potential delays in reaching agreement on further fiscal stimulus and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate stance until at least 2023. The Fed has also indicated that progress toward attaining full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

We have been maintaining a balance of liquidity, diversification and risk exposure. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreation and hospitality industries. These areas of the economy include credits that we view as cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite their higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our belief that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that the Fund is well-positioned to benefit from the expected economic growth and recovery in the new year.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

|  12

LOOMIS SAYLES STRATEGIC ALPHA FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Average Annual Total Returns — December 31, 20204

					Expense Ratios[5]

	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/15/10)
NAV	10.19%	4.93%	3.49%	—%	0.74%	0.74%

Class A (Inception 12/15/10)
NAV	9.97	4.67	3.24	—	0.99	0.99
With 4.25% Maximum Sales Charge	5.30	3.77	2.79	—

Class C (Inception 12/15/10)
NAV	9.12	3.89	2.46	—	1.74	1.74
With CDSC[1]	8.12	3.89	2.46	—

Class N (Inception 5/1/17)
NAV	10.36	—	—	4.56	0.67	0.67

Comparative Performance
3-Month LIBOR[2]	0.66	1.46	0.89	1.68
3-Month LIBOR + 300 basis points[3]	3.66	4.46	3.89	4.66

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR + 300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

13  |

LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A	NEFZX

Daniel J. Fuss, CFA®, CIC*	Class C	NECZX

Brian P. Kennedy	Class N	NEZNX

Elaine M. Stokes	Class Y	NEZYX

Loomis, Sayles & Company, L.P.	Admin Class	NEZAX

*	Effective March 1, 2021, Dan Fuss no longer serves as portfolio manager of the Fund.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Investors’ appetite for risk surged in the fourth quarter, which contributed to a broad range of nearly all positive returns across credit asset classes. In early November, investors were treated to the long-awaited news that coronavirus vaccines were effective and would soon become available to the public. The prospect of a gradual return to normal economic conditions in 2021 allowed market participants to look beyond recent adverse headlines, including the emergence of a new strain of the virus, ongoing Brexit negotiations, and a slowdown in the economic recovery. Investors instead were focused on and encouraged by the US Federal Reserve (Fed) statements indicating its intention to keep short-term interest rates near zero for a multiyear period. Not least, the resolution to the US election removed a factor that had weighed on sentiment in early autumn.

The developments mentioned above acted as a headwind for the Treasury market. While short-term yields were largely unchanged due to the steady outlook for Fed policy, longer-term yields rose (as prices fell). With Treasurys already having rallied significantly in the first nine months of the year, there was little room for further improvement — particularly in light of rising estimates for both economic growth and inflation in 2021. In addition, demand for “safe haven” assets was muted due to generally positive headlines.

Investment-grade corporate bonds delivered sizable outperformance in the quarter, closing out an impressive year. The combination of an improving credit outlook and stable Fed policy prompted investors to move further out on the risk spectrum in search of more attractive yields.

High yield corporate issues performed very well and finished as the best performing major segment of the bond market for the quarter. Yield spreads — the difference between yields on below investment-grade debt and Treasurys of similar maturities — declined to a level close to where they stood in February prior to the selloff associated with Covid-19.

Securitized assets — including mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) — outperformed Treasurys but trailed both corporates and high yield. The category benefited from the same search for yield that aided other credit-sensitive segments of the fixed-income market, with CMBS outpacing ABS and MBS, respectively.

Emerging market bonds also moved higher in the quarter, with the bulk of the gain occurring in November and December. The asset class made up all of the ground it lost in the February-March selloff, allowing it to finish the full year firmly in positive territory. Emerging-markets debt was boosted by the combination of the “risk-on” environment, rising commodity prices and the persistent weakness in the US dollar.

Performance Results1

For the three months ended December 31, 2020, Class Y shares of the Loomis Sayles Strategic Income Fund returned 5.44% at net asset value. The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.67%.

Explanation of Fund Performance

Markets finished the year on a positive note as a Covid-19 vaccine was approved and distribution began on a global scale. Credit sectors continued to perform well under these conditions. The Fund’s exposure to high yield corporate credit was the biggest

[1]

Effective December 2, 2020, the Board of Trustees approved a change in the fiscal year-end of the Fund from September 30 to December 31. The Fund performance provided in this section reflects the three-month fiscal period ended December 31, 2020.

|  14

LOOMIS SAYLES STRATEGIC INCOME FUND

contributor to relative return, largely driven by consumer cyclical, energy, and finance company holdings. Exposure to non-US-dollar securities, particularly those denominated in the Mexican peso, helped performance during the period. Within equities, allocations to the communications, consumer non-cyclical and technology sectors generated positive relative performance as stock markets posted strong gains for the quarter.

The Fund’s longer-than-benchmark positioning with respect to duration (and corresponding interest rate sensitivity) within US Treasuries detracted from relative performance.

Outlook

Looking ahead to the upcoming year, there are a number of structural economic factors in place that pose risks to our market outlook, including the ongoing impact of the pandemic, further delay in reaching a fiscal package and any resurgence of trade tensions between the US and China. That said, we are optimistic that economic conditions could continue to show improvement over the next year. This view is reflected in current market prices and appears to be shared by the consensus.

While the recent rise in coronavirus cases has led to renewed containment measures across the US, the likelihood of a vaccine has been priced into markets along with expectations for a fiscal package to arrive in the first quarter of the year. These measures help give us some confidence that the economic recovery could continue to show steady, if uneven, progress. GDP growth rebounded from the steep declines last year and we expect this trend to continue into 2021.

We anticipate limited changes in monetary policy, with the Fed likely maintaining its zero interest rate policy until at least 2023. The Fed has also indicated that full employment and longer-term inflation averages are additional factors in considering any future rate hikes. This accommodative stance should continue to boost investor confidence and demand for yield in a low global rate environment. In addition, we believe the overall health of the consumer, strong housing market and expected inventory rebuilding provide support to our outlook.

The credit markets have been progressing through the cycle,2 and we believe there are increasing signs of a shift towards recovery with corporate profits rebounding, easy monetary policy, balance sheet improvement and potential for large-scale vaccine distribution.

We have been maintaining a balance of liquidity, diversification and risk exposure in our portfolios. Within our credit allocation, we continue to focus on areas where we still see value based on our fundamental research. We are specifically focused on some of the sectors that were hardest hit by the pandemic including the transportation, recreational and hospitality industries. These areas of the economy include credits that have been cheap for their rating, have been able to access the capital markets for liquidity and are likely in a good position to benefit from the recovery.

Despite the higher valuations, we believe there are still selective opportunities in both the investment grade and high yield corporate sectors. Spreads have compressed but can potentially tighten further on improving fundamentals. We are selectively adding corporate credit, particularly in areas of the market that have lagged the recovery.

Our emerging market allocation largely represents US dollar-pay exposure to high quality securities with strong balance sheets and currently attractive real yields. We are holding little foreign currency but continue to evaluate opportunities in markets outside the US as we look for clarity on the outlook for global growth.

Market conditions in the past year have highlighted the notion that investors tend to overreact. The speed and severity of the recession and subsequent sharp rebound were unexpected, but also presented some favorable investment opportunities. These developments have served to reinforce our investment philosophy that markets are highly inefficient in the short term. We believe that we were able to capitalize on these developments in 2020 and that our portfolios are well-positioned to benefit from the expected economic growth and recovery in the new year.

During periods in which the US dollar appreciates relative to foreign currencies, funds that hold non-US-dollar-denominated bonds may realize currency losses in connection with the maturity or sale of certain bonds. These losses impact a fund’s ordinary income distributions (to the extent that losses are not offset by realized currency gains within the fund’s fiscal year). A recognized currency loss, in accordance with federal tax rules, decreases the amount of ordinary income a fund has available to distribute, even though these bonds continue to generate coupon income.

Fund officers have analyzed the Fund’s current portfolio of investments, realized currency gains and losses, schedule of maturities, and the corresponding amounts of unrealized currency losses that may become realized during the 2021 fiscal year. This analysis is performed regularly to determine how realized currency losses will impact periodic ordinary income distributions for the Fund. Based on the limited foreign currency exposures held by the Fund on the most recent quarterly analysis (as of December 31, 2020), Fund

[2]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

15  |

officers do not anticipate realized currency losses will have an impact on the distributions in the 2021 fiscal year. This analysis is based on certain assumptions including, but not limited to, the level of foreign currency exchange rates, security prices, interest rates, the Fund adviser’s ability to manage realized currency losses, and the net asset level of the Fund. Changes to these assumptions could materially impact the analysis and the amounts of future Fund distributions. Fund officers will continue to monitor these amounts on a regular basis and take the necessary actions required to manage the Fund’s distributions to address realized currency losses while seeking to avoid a return of capital distribution.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

See notes to chart on page 17.

|  16

LOOMIS SAYLES STRATEGIC INCOME FUND

Average Annual Total Returns — December 31, 20204

						Expense Ratios[5]

	3 Months	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class Y (Inception 12/1/99)
NAV	5.44%	1.40%	5.04%	5.09%	—%	0.71%	0.71%

Class A (Inception 5/1/95)
NAV	5.37	1.15	4.77	4.83	—	0.96	0.96
With 4.25% Maximum Sales Charge	0.91	-3.14	3.86	4.37	—

Class C (Inception 5/1/95)
NAV	5.17	0.38	3.98	4.04	—	1.71	1.71
With CDSC[1]	4.17	-0.59	3.98	4.04	—

Class N (Inception 2/1/13)
NAV	5.39	1.49	5.12	—	4.04	0.63	0.63

Admin Class (Inception 2/1/10)
NAV	5.24	0.82	4.52	4.57	—	1.20	1.20

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.67	7.51	4.44	3.84	3.43
Bloomberg Barclays U.S. Universal Bond Index[3]	1.29	7.58	4.87	4.16	3.70
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3

The Bloomberg Barclays U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Bond Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

17  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  18

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2020 through December 31, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,129.80	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Class C
Actual	$1,000.00	$1,127.70	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87
Class N
Actual	$1,000.00	$1,134.20	$3.76	**
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56
Class Y
Actual	$1,000.00	$1,131.60	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.00%, 1.75%, 0.70% and 0.75% for Class A, C, N and Y Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

**

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes. Amounts expressed in the table include the effect of such adjustments.

19  |

LOOMIS SAYLES INTERMEDIATE MUNICIPAL BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD 7/1/2020 – 12/31/2020*
Class A
Actual	$1,000.00	$1,022.00	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56
Class C
Actual	$1,000.00	$1,018.20	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35
Class Y
Actual	$1,000.00	$1,023.30	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45% and 0.45% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 7/1/2020[1]	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD 7/1/2020[1] – 12/31/2020
Class A
Actual	$1,000.00	$1,013.70	$0.53	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09	*
Class C
Actual	$1,000.00	$1,013.30	$0.86	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88	*
Class N
Actual	$1,000.00	$1,013.80	$0.40	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57	*
Class Y
Actual	$1,000.00	$1,013.80	$0.42	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82	*

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

[1]

Fund commenced operations on December 15, 2020. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (16), divided by 366 (to reflect the partial period).

|  20

LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,056.30	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81
Class C
Actual	$1,000.00	$1,052.80	$7.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61
Class N
Actual	$1,000.00	$1,057.90	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.87	$2.29
Class Y
Actual	$1,000.00	$1,057.60	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54
Admin Class
Actual	$1,000.00	$1,055.10	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.75%, 1.50%, 0.45%, 0.50% and 1.00% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,078.10	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03
Class C
Actual	$1,000.00	$1,073.50	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.77
Class N
Actual	$1,000.00	$1,080.00	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.46
Class Y
Actual	$1,000.00	$1,079.70	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76

*

Expenses are equal to the Fund’s annualized expense ratio: 0.99%, 1.73%, 0.68% and 0.74% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

21  |

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,084.90	$5.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94
Class C
Actual	$1,000.00	$1,080.90	$9.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.54	$8.74
Class N
Actual	$1,000.00	$1,086.10	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual	$1,000.00	$1,086.40	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67
Admin Class
Actual	$1,000.00	$1,083.10	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21

*

Expenses are equal to the Fund’s annualized expense ratio: 0.97%, 1.72%, 0.65%, 0.72% and 1.22% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

|  22

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR LOOMIS SAYLES INTERNATIONAL GROWTH FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust (the “Board”) and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Loomis Sayles International Growth Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved, for an initial two-year term, the proposed investment advisory agreement (the “Agreement”) for the Fund at a meeting held on December 3, 2020.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Loomis, Sayles & Company, L.P. (the “Adviser”), distributed to the Trustees materials including, among other items, information regarding (i) the Fund’s investment objective, strategies and risks, (ii) the proposed advisory fee and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and the proposed expense cap, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) information about the Adviser’s performance, and (vi) the general economic outlook with particular emphasis on the asset management industry.

The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC (“Natixis Investment Managers”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and oversight services proposed to be provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund with the fees and expenses of comparable funds identified by the Adviser, including information about how those funds were selected and information about differences in such fees. In evaluating the Fund’s proposed advisory fee, the Trustees also took into account the demands,

23  |

complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale in the provision of services by the Adviser, and whether those economies could be shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  24

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 88.3% of Net Assets
Non-Convertible Bonds — 83.6%
	ABS Home Equity — 0.3%
$205,000	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A2, 4.164%, 7/25/2058, 144A(a)	$205,038
138,646	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 0.482%, 9/19/2045(b)	104,068

		309,106

	Aerospace & Defense — 4.8%
30,000	Boeing Co. (The), 3.250%, 2/01/2035	30,765
155,000	Boeing Co. (The), 3.375%, 6/15/2046	151,250
45,000	Boeing Co. (The), 3.500%, 3/01/2039	45,526
20,000	Boeing Co. (The), 3.550%, 3/01/2038	20,404
105,000	Boeing Co. (The), 3.625%, 3/01/2048	105,867
30,000	Boeing Co. (The), 3.650%, 3/01/2047	30,367
60,000	Boeing Co. (The), 3.750%, 2/01/2050	62,748
5,000	Boeing Co. (The), 3.825%, 3/01/2059	5,079
10,000	Boeing Co. (The), 3.850%, 11/01/2048	10,315
15,000	Boeing Co. (The), 3.900%, 5/01/2049	15,918
1,065,000	Boeing Co. (The), 5.150%, 5/01/2030	1,288,918
10,000	Boeing Co. (The), 5.705%, 5/01/2040	12,977
630,000	Boeing Co. (The), 5.805%, 5/01/2050	868,231
50,000	Boeing Co. (The), 5.930%, 5/01/2060	70,930
260,000	Bombardier, Inc., 6.000%, 10/15/2022, 144A	255,229
370,000	Bombardier, Inc., 6.125%, 1/15/2023, 144A	361,675
100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	106,001
140,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	148,751
263,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	311,608
60,000	Moog, Inc., 4.250%, 12/15/2027, 144A	62,250
350,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	346,062
190,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	203,775
100,000	TransDigm, Inc., 5.500%, 11/15/2027	105,130
450,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	479,250
205,000	TransDigm, Inc., 6.500%, 5/15/2025	210,637
70,000	Wolverine Escrow LLC, 9.000%, 11/15/2026, 144A	66,259

		5,375,922

	Airlines — 0.4%
30,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	26,970
160,000	American Airlines, Inc., 11.750%, 7/15/2025, 144A	184,520
200,000	Delta Air Lines, Inc., 7.375%, 1/15/2026	228,461

		439,951

	Automotive — 4.4%
200,000	Clarios Global LP/Clarios U.S. Finance Co., 8.500%, 5/15/2027, 144A	217,282
75,000	Dana Financing Luxembourg S.a.r.l., 5.750%, 4/15/2025, 144A	77,813
1,510,000	Ford Motor Co., 9.000%, 4/22/2025	1,851,275
1,170,000	Ford Motor Credit Co. LLC, 4.000%, 11/13/2030	1,228,500
200,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	222,740
555,000	General Motors Co., 5.200%, 4/01/2045	674,007
150,000	General Motors Co., 6.750%, 4/01/2046	216,111
105,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	107,362
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	117,012
40,000	Meritor, Inc., 4.500%, 12/15/2028, 144A	41,000
100,000	PM General Purchaser LLC, 9.500%, 10/01/2028, 144A	110,750
	Automotive — continued
40,000	Tenneco, Inc., 7.875%, 1/15/2029, 144A	44,910

		4,908,762

	Banking — 1.0%
400,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	418,560
265,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	303,317
400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	440,135

		1,162,012

	Building Materials — 1.8%
20,000	Boise Cascade Co., 4.875%, 7/01/2030, 144A	21,650
265,000	Builders FirstSource, Inc., 5.000%, 3/01/2030, 144A	287,027
285,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	312,502
430,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	439,460
125,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/2029, 144A	132,812
50,000	CP Atlas Buyer, Inc., 7.000%, 12/01/2028, 144A	52,000
240,000	James Hardie International Finance DAC, 5.000%, 1/15/2028, 144A	254,921
55,000	LBM Acquisition LLC, 6.250%, 1/15/2029, 144A	56,788
45,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	47,250
165,000	U.S. Concrete, Inc., 5.125%, 3/01/2029, 144A	169,950
189,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	193,725
30,000	White Cap Buyer LLC, 6.875%, 10/15/2028, 144A	31,988

		2,000,073

	Cable Satellite — 5.4%
210,000	Altice Financing S.A., 5.000%, 1/15/2028, 144A	215,173
80,000	Block Communications, Inc., 4.875%, 3/01/2028, 144A	82,400
1,310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	1,380,321
165,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	176,174
835,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 3/01/2030, 144A	900,965
205,000	Connect Finco S.a.r.l./Connect U.S. Finco LLC, 6.750%, 10/01/2026, 144A	220,826
605,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	632,588
650,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	678,437
150,000	DISH DBS Corp., 7.375%, 7/01/2028	159,750
290,000	DISH DBS Corp., 7.750%, 7/01/2026	324,803
185,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.500%, 9/15/2028, 144A	194,944
250,000	Sirius XM Radio, Inc., 4.125%, 7/01/2030, 144A	266,094
200,000	ViaSat, Inc., 6.500%, 7/15/2028, 144A	216,442
225,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	233,437
200,000	Ziggo BV, 4.875%, 1/15/2030, 144A	210,204
201,000	Ziggo BV, 5.500%, 1/15/2027, 144A	209,794

		6,102,352

	Chemicals — 0.9%
125,000	Chemours Co. (The), 5.375%, 5/15/2027	133,125
330,000	Hercules LLC, 6.500%, 6/30/2029	351,915
140,000	Hexion, Inc., 7.875%, 7/15/2027, 144A	149,800
20,000	Methanex Corp., 5.250%, 12/15/2029	21,675
85,000	Methanex Corp., 5.650%, 12/01/2044	91,163
185,000	Olin Corp., 5.000%, 2/01/2030	197,025
65,000	Olin Corp., 5.125%, 9/15/2027	67,999
5,000	Olin Corp., 5.625%, 8/01/2029	5,431

		1,018,133

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — 5.4%
$130,000	ANGI Group LLC, 3.875%, 8/15/2028, 144A	$132,275
35,000	Arches Buyer, Inc., 6.125%, 12/01/2028, 144A	36,145
1,005,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,045,945
170,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	189,934
405,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	469,436
205,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	225,953
420,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.250%, 1/15/2028, 144A	450,908
10,000	QVC, Inc., 4.450%, 2/15/2025	10,678
10,000	QVC, Inc., 4.850%, 4/01/2024	10,775
185,000	Realogy Group LLC/Realogy Co-Issuer Corp., 7.625%, 6/15/2025, 144A	200,858
80,000	Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%, 4/01/2027, 144A	88,600
240,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	279,300
200,000	Staples, Inc., 7.500%, 4/15/2026, 144A	208,854
605,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	657,937
410,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	451,000
1,485,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	1,620,684

		6,079,282

	Consumer Products — 0.5%
160,000	Energizer Holdings, Inc., 4.375%, 3/31/2029, 144A	165,683
115,000	Mattel, Inc., 5.875%, 12/15/2027, 144A	127,794
65,000	Newell Brands, Inc., 4.875%, 6/01/2025	71,519
175,000	Prestige Brands, Inc., 5.125%, 1/15/2028, 144A	186,594

		551,590

	Diversified Manufacturing — 0.4%
200,000	Vertical U.S. Newco, Inc., 5.250%, 7/15/2027, 144A	212,000
215,000	WESCO Distribution, Inc., 7.250%, 6/15/2028, 144A	244,517

		456,517

	Electric — 1.2%
510,000	Calpine Corp., 5.125%, 3/15/2028, 144A	536,505
300,000	FirstEnergy Transmission LLC, 5.450%, 7/15/2044, 144A	380,659
140,000	PG&E Corp., 5.000%, 7/01/2028	149,100
135,000	PG&E Corp., 5.250%, 7/01/2030	148,500
110,000	Talen Energy Supply LLC, 10.500%, 1/15/2026, 144A	97,848

		1,312,612

	Environmental — 0.2%
175,000	GFL Environmental, Inc., 4.000%, 8/01/2028, 144A	176,313

	Finance Companies — 3.4%
180,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	215,181
355,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	393,009
260,000	Freedom Mortgage Corp., 7.625%, 5/01/2026, 144A	275,002
170,000	Navient Corp., 5.000%, 3/15/2027	171,488
250,000	Navient Corp., 6.500%, 6/15/2022	264,560
400,000	Navient Corp., 6.750%, 6/25/2025	435,000
460,000	OneMain Finance Corp., 7.125%, 3/15/2026	543,950
170,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/2025, 144A	174,250
490,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	523,075
325,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	331,500
485,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	503,187

		3,830,202

	Financial Other — 1.6%
1,295,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,388,240
225,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030, 144A	235,175
120,000	Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027, 144A	127,350

		1,750,765

	Food & Beverage — 2.4%
45,000	Aramark Services, Inc., 4.750%, 6/01/2026	46,325
65,000	Aramark Services, Inc., 5.000%, 2/01/2028, 144A	68,494
230,000	Aramark Services, Inc., 6.375%, 5/01/2025, 144A	245,813
635,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	684,320
320,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	373,319
180,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	210,825
10,000	Kraft Heinz Foods Co., 5.200%, 7/15/2045	11,891
75,000	Kraft Heinz Foods Co., 5.500%, 6/01/2050, 144A	94,481
120,000	Performance Food Group, Inc., 5.500%, 10/15/2027, 144A	126,600
270,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	292,845
110,000	Post Holdings, Inc., 5.500%, 12/15/2029, 144A	120,038
335,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	354,681
120,000	TreeHouse Foods, Inc., 4.000%, 9/01/2028	124,125

		2,753,757

	Gaming — 3.2%
375,000	Boyd Gaming Corp., 4.750%, 12/01/2027	389,531
220,000	Caesars Entertainment, Inc., 6.250%, 7/01/2025, 144A	234,300
235,000	Caesars Entertainment, Inc., 8.125%, 7/01/2027, 144A	260,150
140,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.250%, 10/15/2025, 144A	141,483
100,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.750%, 7/01/2025, 144A	105,958
490,000	International Game Technology PLC, 5.250%, 1/15/2029, 144A	527,975
205,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.500%, 1/15/2028	218,095
255,000	MGM Resorts International, 5.500%, 4/15/2027	284,197
115,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	123,649
115,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	126,213
230,000	Studio City Finance Ltd., 6.500%, 1/15/2028, 144A	246,066
155,000	VICI Properties LP/VICI Note Co., Inc., 4.125%, 8/15/2030, 144A	163,623
370,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 3/01/2025, 144A	386,187
250,000	Wynn Macau Ltd., 5.125%, 12/15/2029, 144A	255,312
165,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029, 144A	172,838

		3,635,577

	Government Owned – No Guarantee — 0.5%
340,000	Petroleos Mexicanos, 5.950%, 1/28/2031	339,150
280,000	YPF S.A., 6.950%, 7/21/2027, 144A	201,600

		540,750

	Healthcare — 4.8%
235,000	CHS/Community Health Systems, Inc., 6.000%, 1/15/2029, 144A	253,861
440,000	CHS/Community Health Systems, Inc., 5.625%, 3/15/2027, 144A	473,110

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — continued
$615,000	CHS/Community Health Systems, Inc., 6.625%, 2/15/2025, 144A	$647,275
300,000	CHS/Community Health Systems, Inc., 8.000%, 3/15/2026, 144A	323,250
95,000	CHS/Community Health Systems, Inc., 8.125%, 6/30/2024, 144A	98,325
240,000	DaVita, Inc., 3.750%, 2/15/2031, 144A	243,686
155,000	Encompass Health Corp., 4.500%, 2/01/2028	161,975
300,000	Encompass Health Corp., 4.750%, 2/01/2030	321,375
170,000	HCA, Inc., 7.050%, 12/01/2027	205,913
145,000	HCA, Inc., 7.500%, 11/06/2033	201,550
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	665,637
270,000	LifePoint Health, Inc., 5.375%, 1/15/2029, 144A	269,420
85,000	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028, 144A	83,538
40,000	Providence Service Corp. (The), 5.875%, 11/15/2025, 144A	42,300
75,000	RP Escrow Issuer LLC, 5.250%, 12/15/2025, 144A	78,380
75,000	Select Medical Corp., 6.250%, 8/15/2026, 144A	80,769
100,000	Surgery Center Holdings, Inc., 6.750%, 7/01/2025, 144A	101,750
100,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	104,750
685,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	713,756
355,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	376,300

		5,446,920

	Home Construction — 1.1%
215,000	Brookfield Residential Properties, Inc./Brookfield Residential U.S Corp., 4.875%, 2/15/2030, 144A	222,268
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(c)(d)(e)	—
100,000	Empire Communities Corp., 7.000%, 12/15/2025, 144A	105,386
230,000	KB Home, 4.800%, 11/15/2029	252,425
165,000	Mattamy Group Corp., 4.625%, 3/01/2030, 144A	176,260
195,000	Taylor Morrison Communities, Inc., 5.125%, 8/01/2030, 144A	218,400
185,000	Taylor Morrison Communities, Inc., 5.750%, 1/15/2028, 144A	209,512
90,000	TRI Pointe Group, Inc., 5.700%, 6/15/2028	101,610

		1,285,861

	Independent Energy — 5.5%
35,000	Antero Resources Corp., 8.375%, 7/15/2026, 144A	35,724
190,000	Apache Corp., 4.250%, 1/15/2030	199,500
105,000	Apache Corp., 4.250%, 1/15/2044	103,596
115,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.000%, 11/01/2026, 144A	108,963
195,000	Centennial Resource Production LLC, 8.000%, 6/01/2025, 144A	171,600
130,000	Comstock Resources, Inc., 9.750%, 8/15/2026	140,075
185,000	Continental Resources, Inc., 3.800%, 6/01/2024	191,033
30,000	Continental Resources, Inc., 4.375%, 1/15/2028	30,756
160,000	Continental Resources, Inc., 4.900%, 6/01/2044	158,242
50,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	55,499
65,000	Devon Energy Corp., 5.600%, 7/15/2041	79,494
30,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.500%, 1/30/2026, 144A	30,785
50,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.625%, 7/15/2025, 144A	53,500
5,000	EQT Corp., 5.000%, 1/15/2029	5,272
55,000	EQT Corp., 7.875%, 2/01/2025	62,631
225,000	EQT Corp., 8.750%, 2/01/2030	275,625
85,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	93,093
	Independent Energy — continued
125,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	140,834
70,000	Matador Resources Co., 5.875%, 9/15/2026	68,600
130,000	MEG Energy Corp., 7.125%, 2/01/2027, 144A	134,225
130,000	Murphy Oil Corp., 6.375%, 12/01/2042	114,563
590,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	567,875
40,000	Occidental Petroleum Corp., 3.000%, 2/15/2027	35,600
20,000	Occidental Petroleum Corp., 3.400%, 4/15/2026	19,068
620,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	598,895
155,000	Occidental Petroleum Corp., 3.500%, 8/15/2029	141,851
50,000	Occidental Petroleum Corp., 4.100%, 2/15/2047	40,873
60,000	Occidental Petroleum Corp., 4.200%, 3/15/2048	48,900
325,000	Occidental Petroleum Corp., 4.400%, 8/15/2049	273,910
145,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	151,371
225,000	Occidental Petroleum Corp., 5.875%, 9/01/2025	239,625
110,000	Occidental Petroleum Corp., 8.500%, 7/15/2027	126,945
100,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	117,375
165,000	Ovintiv Exploration, Inc., 5.375%, 1/01/2026	177,069
150,000	Ovintiv, Inc., 6.500%, 8/15/2034	173,706
30,000	Ovintiv, Inc., 6.625%, 8/15/2037	33,474
10,000	Ovintiv, Inc., 7.375%, 11/01/2031	11,873
110,000	Parsley Energy LLC/Parsley Finance Corp., 5.375%, 1/15/2025, 144A	113,124
135,000	Range Resources Corp., 9.250%, 2/01/2026	141,075
38,000	Range Resources Corp., 5.000%, 3/15/2023	37,050
270,000	Seven Generations Energy Ltd., 5.375%, 9/30/2025, 144A	274,725
86,000	SM Energy Co., 10.000%, 1/15/2025, 144A	92,780
200,000	Southwestern Energy Co., 6.450%, 1/23/2025	208,000
30,000	Southwestern Energy Co., 7.500%, 4/01/2026	31,470
20,000	Southwestern Energy Co., 7.750%, 10/01/2027	21,594
115,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A(f)(g)	92,000
60,000	WPX Energy, Inc., 5.250%, 10/15/2027	63,577
100,000	WPX Energy, Inc., 5.875%, 6/15/2028	109,003

		6,196,418

	Industrial Other — 0.6%
65,000	Hillenbrand, Inc., 5.750%, 6/15/2025	70,200
445,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	478,375
130,000	Installed Building Products, Inc., 5.750%, 2/01/2028, 144A	138,450

		687,025

	Integrated Energy — 0.6%
30,000	Cenovus Energy, Inc., 4.250%, 4/15/2027	32,761
20,000	Cenovus Energy, Inc., 5.250%, 6/15/2037	22,642
110,000	Cenovus Energy, Inc., 5.375%, 7/15/2025	124,019
200,000	Cenovus Energy, Inc., 5.400%, 6/15/2047	234,781
200,000	Geopark Ltd., 6.500%, 9/21/2024, 144A	207,344

		621,547

	Leisure — 1.4%
150,000	Carnival Corp., 7.625%, 3/01/2026, 144A	163,423
135,000	Carnival Corp., 9.875%, 8/01/2027, 144A	155,250
120,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 6/01/2024	120,300
145,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 6.500%, 10/01/2028, 144A	157,238
110,000	Live Nation Entertainment, Inc., 3.750%, 1/15/2028, 144A	111,144
380,000	Live Nation Entertainment, Inc., 4.750%, 10/15/2027, 144A	389,470
175,000	Royal Caribbean Cruises Ltd., 11.500%, 6/01/2025, 144A	204,584

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Leisure — continued
$120,000	Six Flags Entertainment Corp., 4.875%, 7/31/2024, 144A	$120,104
180,000	Speedway Motorsports LLC/Speedway Funding II, Inc., 4.875%, 11/01/2027, 144A	178,200

		1,599,713

	Lodging — 1.5%
605,000	Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	614,075
10,000	Marriott Ownership Resorts, Inc., 6.125%, 9/15/2025, 144A	10,650
130,000	Marriott Ownership Resorts, Inc./ILG LLC, 6.500%, 9/15/2026	135,850
20,000	Wyndham Destinations, Inc., 3.900%, 3/01/2023	20,400
570,000	Wyndham Destinations, Inc., 4.625%, 3/01/2030, 144A	602,775
235,000	Wyndham Destinations, Inc., 6.625%, 7/31/2026, 144A	269,075

		1,652,825

	Media Entertainment — 4.3%
200,000	Clear Channel International BV, 6.625%, 8/01/2025, 144A	211,000
160,000	Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/2024	162,000
255,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026, 144A	207,187
180,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027, 144A	108,900
265,000	Gray Television, Inc., 4.750%, 10/15/2030, 144A	269,969
260,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	266,825
1,166,125	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,244,792
335,000	Lamar Media Corp., 3.750%, 2/15/2028	344,279
235,000	Meredith Corp., 6.875%, 2/01/2026	229,125
675,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	776,250
105,000	Nexstar Broadcasting, Inc., 5.625%, 7/15/2027, 144A	112,481
190,000	Nielsen Finance LLC/Nielsen Finance Co., 5.625%, 10/01/2028, 144A	206,445
180,000	Nielsen Finance LLC/Nielsen Finance Co., 5.875%, 10/01/2030, 144A	203,666
120,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	122,657
35,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 6.250%, 6/15/2025, 144A	36,925
170,000	Terrier Media Buyer, Inc., 8.875%, 12/15/2027, 144A	187,425
45,000	Townsquare Media, Inc., 6.875%, 2/01/2026, 144A	47,130
100,000	Univision Communications, Inc., 6.625%, 6/01/2027, 144A	107,405

		4,844,461

	Metals & Mining — 4.0%
405,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	426,501
210,000	Alcoa Nederland Holding BV, 5.500%, 12/15/2027, 144A	229,797
60,000	Allegheny Technologies, Inc., 5.875%, 12/01/2027	63,150
175,000	ArcelorMittal S.A., 7.000%, 3/01/2041	241,164
25,000	Carpenter Technology Corp., 6.375%, 7/15/2028	27,589
285,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/2025, 144A	335,231
265,000	First Quantum Minerals Ltd., 6.500%, 3/01/2024, 144A	272,287
845,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	880,912
255,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	276,675
	Metals & Mining — continued
210,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	218,663
190,000	Freeport-McMoRan, Inc., 4.125%, 3/01/2028	199,263
340,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	366,350
20,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	25,025
60,000	GrafTech Finance, Inc., 4.625%, 12/15/2028, 144A	60,675
350,000	Mineral Resources Ltd., 8.125%, 5/01/2027, 144A	387,187
320,000	Novelis Corp., 4.750%, 1/30/2030, 144A	344,757
125,000	United States Steel Corp., 6.250%, 3/15/2026	114,375
75,000	United States Steel Corp., 6.875%, 8/15/2025	71,625

		4,541,226

	Midstream — 4.1%
30,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.625%, 12/15/2025, 144A	31,950
80,000	Buckeye Partners LP, 5.600%, 10/15/2044	76,900
55,000	Buckeye Partners LP, 5.850%, 11/15/2043	54,117
40,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	44,365
230,000	DCP Midstream Operating LP, 5.625%, 7/15/2027	254,992
185,000	Energy Transfer Operating LP, 5.000%, 5/15/2050	200,335
5,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	4,026
420,000	EnLink Midstream Partners LP, 5.600%, 4/01/2044	337,050
110,000	EQM Midstream Partners LP, 6.000%, 7/01/2025, 144A	120,450
200,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	225,207
80,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	87,428
225,000	Genesis Energy LP/Genesis Energy Finance Corp., 7.750%, 2/01/2028	215,438
105,000	Harvest Midstream I LP, 7.500%, 9/01/2028, 144A	111,694
665,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	691,600
355,000	New Fortress Energy, Inc., 6.750%, 9/15/2025, 144A	377,074
105,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	66,544
145,000	NuStar Logistics LP, 5.750%, 10/01/2025	154,425
115,000	Sunoco Logistics Partners Operations LP, 5.400%, 10/01/2047	128,493
130,000	Sunoco LP/Sunoco Finance Corp., 4.500%, 5/15/2029, 144A	135,200
3,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 9/15/2024, 144A	3,053
5,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.500%, 1/15/2028, 144A	5,106
245,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, 3/01/2027, 144A	253,881
255,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	276,853
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	95,475
155,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031, 144A	168,886
200,000	Western Midstream Operating LP, 5.050%, 2/01/2030	223,962
110,000	Western Midstream Operating LP, 5.450%, 4/01/2044	111,240
105,000	Western Midstream Operating LP, 6.250%, 2/01/2050	115,500

		4,571,244

	Non-Agency Commercial Mortgage-Backed Securities — 1.4%
100,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL1, 1-month LIBOR + 3.500%, 3.659%, 11/15/2031, 144A(b)(f)(g)	70,471

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$225,000	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class COL2, 1-month LIBOR + 4.500%, 4.659%, 11/15/2031, 144A(b)(f)(g)	$142,609
1,020,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A(f)(g)	746,845
380,000	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.659%, 11/15/2027, 144A(b)(d)(e)(f)	245,827
420,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.559%, 11/15/2027, 144A(b)(d)(e)(f)	144,277
60,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.183%, 11/15/2059(a)	43,273
130,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(a)	60,620
80,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.362%, 12/15/2045(a)	49,100
125,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.810%, 6/15/2045, 144A(a)	55,467

		1,558,489

	Oil Field Services — 0.4%
61,250	Nabors Industries, Inc., 9.000%, 2/01/2025, 144A	58,893
315,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	144,900
198,900	Transocean Guardian Ltd., 5.875%, 1/15/2024, 144A	167,076
57,000	Transocean Proteus Ltd., 6.250%, 12/01/2024, 144A	53,509

		424,378

	Packaging — 1.4%
570,000	ARD Finance S.A., 7.250% PIK or 6.500% Cash, 6/30/2027, 144A(h)	608,475
500,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/2027, 144A	524,905
75,000	Graham Packaging Co., Inc., 7.125%, 8/15/2028, 144A	82,875
80,000	Intelligent Packaging Ltd Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 9/15/2028, 144A	82,200
290,000	Mauser Packaging Solutions Holding Co., 7.250%, 4/15/2025, 144A	292,900

		1,591,355

	Pharmaceuticals — 3.5%
725,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	761,250
430,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	449,230
155,000	Catalent Pharma Solutions, Inc., 4.875%, 1/15/2026, 144A	158,100
200,000	Cheplapharm Arzneimittel GmbH, 5.500%, 1/15/2028, 144A	207,902
195,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.000%, 6/30/2028, 144A	165,750
170,000	Jaguar Holding Co. II/PPD Development LP, 5.000%, 6/15/2028, 144A	181,475
97,000	Par Pharmaceutical, Inc., 7.500%, 4/01/2027, 144A	105,245
320,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	307,603
1,845,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,642,050

		3,978,605

	Property & Casualty Insurance — 0.4%
80,000	AmWINS Group, Inc., 7.750%, 7/01/2026, 144A	85,912
200,000	Ardonagh Midco 2 PLC, 11.500%, 1/15/2027, 144A	213,500
	Property & Casualty Insurance — continued
105,000	AssuredPartners, Inc., 5.625%, 1/15/2029, 144A	109,594

		409,006

	Refining — 0.5%
50,000	CVR Energy, Inc., 5.250%, 2/15/2025, 144A	48,250
395,000	Parkland Corp., 5.875%, 7/15/2027, 144A	427,086
65,000	PBF Holding Co. LLC/PBF Finance Corp., 6.000%, 2/15/2028	37,131
80,000	PBF Holding Co. LLC/PBF Finance Corp., 9.250%, 5/15/2025, 144A	78,872

		591,339

	REITs – Hotels — 0.3%
75,000	Service Properties Trust, 4.350%, 10/01/2024	74,062
240,000	Service Properties Trust, 4.750%, 10/01/2026	237,000
65,000	Service Properties Trust, 7.500%, 9/15/2025	74,901

		385,963

	REITs – Mortgage — 0.5%
50,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	49,125
540,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	538,650
16,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	16,000

		603,775

	REITs – Regional Malls — 0.2%
175,000	Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.750%, 5/15/2026, 144A	172,375

	Restaurants — 0.9%
540,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	547,252
95,000	Golden Nugget, Inc., 6.750%, 10/15/2024, 144A	94,318
350,000	Yum! Brands, Inc., 3.625%, 3/15/2031	353,791

		995,361

	Retailers — 1.4%
75,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	78,188
83,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	89,017
370,000	Carvana Co., 5.625%, 10/01/2025, 144A	379,783
125,000	Carvana Co., 5.875%, 10/01/2028, 144A	129,695
35,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	36,077
50,000	Ken Garff Automotive LLC, 4.875%, 9/15/2028, 144A	52,000
140,000	L Brands, Inc., 5.250%, 2/01/2028	146,101
75,000	L Brands, Inc., 6.625%, 10/01/2030, 144A	83,437
105,000	L Brands, Inc., 6.750%, 7/01/2036	116,983
55,000	L Brands, Inc., 6.875%, 11/01/2035	61,738
90,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	96,525
115,000	Nordstrom, Inc., 5.000%, 1/15/2044	108,249
200,000	PetSmart, Inc., 7.125%, 3/15/2023, 144A	200,000
40,000	PetSmart, Inc., 8.875%, 6/01/2025, 144A	41,100

		1,618,893

	Supermarkets — 0.2%
245,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.875%, 2/15/2030, 144A	269,961

	Technology — 3.9%
110,000	BY Crown Parent LLC/BY Bond Finance, Inc., 4.250%, 1/31/2026, 144A	112,750
145,000	Camelot Finance S.A., 4.500%, 11/01/2026, 144A	151,344
1,005,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	989,925

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$86,000	CommScope Technologies LLC, 6.000%, 6/15/2025, 144A	$87,935
405,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	431,325
125,000	Dell International LLC/EMC Corp., 8.350%, 7/15/2046, 144A	189,102
465,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	490,575
80,000	J2 Global, Inc., 4.625%, 10/15/2030, 144A	84,400
95,000	LogMeIn, Inc., 5.500%, 9/01/2027, 144A	99,513
60,000	NCR Corp., 5.000%, 10/01/2028, 144A	63,300
70,000	NCR Corp., 5.250%, 10/01/2030, 144A	75,075
50,000	NCR Corp., 8.125%, 4/15/2025, 144A	55,682
260,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	276,588
110,000	Presidio Holdings, Inc., 4.875%, 2/01/2027, 144A	116,686
110,000	Presidio Holdings, Inc., 8.250%, 2/01/2028, 144A	121,275
90,000	Rackspace Technology Global, Inc., 5.375%, 12/01/2028, 144A	94,293
65,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	70,525
260,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	309,400
15,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	15,900
90,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	93,292
60,000	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.625%, 11/01/2026, 144A	62,400
210,000	Veritas U.S., Inc./Veritas Bermuda Ltd., 7.500%, 9/01/2025, 144A	215,512
105,000	Xerox Holdings Corp., 5.000%, 8/15/2025, 144A	111,748
105,000	Xerox Holdings Corp., 5.500%, 8/15/2028, 144A	111,421

		4,429,966

	Transportation Services — 0.2%
185,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	188,931

	Treasuries — 0.7%
840,000	U.S. Treasury Note, 1.125%, 8/31/2021	845,709

	Wireless — 0.9%
440,000	Altice France S.A., 5.125%, 1/15/2029, 144A	455,400
505,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	547,612

		1,003,012

	Wirelines — 1.1%
200,000	Cablevision Lightpath LLC, 5.625%, 9/15/2028, 144A	209,250
25,000	CenturyLink, Inc., 5.125%, 12/15/2026, 144A	26,399
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	137,872
225,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	276,750
120,000	Telecom Italia Capital S.A., 7.200%, 7/18/2036	161,900
130,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/2025, 144A	139,647
235,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.250%, 10/15/2023	236,763
100,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.750%, 8/15/2028, 144A	100,700

		1,289,281

	Total Non-Convertible Bonds (Identified Cost $88,664,186)	94,207,315

Convertible Bonds — 4.7%
	Airlines — 0.2%
130,000	Southwest Airlines Co., 1.250%, 5/01/2025	188,825

	Cable Satellite — 1.8%
235,000	DISH Network Corp., Zero Coupon, 12/15/2025, 144A	236,112
1,615,000	DISH Network Corp., 3.375%, 8/15/2026	1,539,469
	Cable Satellite — continued
240,000	Liberty Media Corp., 0.500%, 12/01/2050, 144A	255,751

		2,031,332

	Consumer Cyclical Services — 0.2%
35,000	Fiverr International Ltd., Zero Coupon, 11/01/2025, 144A	42,242
140,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	143,225

		185,467

	Diversified Manufacturing — 0.1%
160,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	161,675

	Healthcare — 0.5%
180,000	Integra LifeSciences Holdings Corp., 0.500%, 8/15/2025, 144A	199,382
315,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	377,277

		576,659

	Industrial Other — 0.0%
45,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	50,320

	Oil Field Services — 0.1%
150,000	Oil States International, Inc., 1.500%, 2/15/2023	113,867

	Pharmaceuticals — 1.4%
145,000	Aerie Pharmaceuticals, Inc., 1.500%, 10/01/2024	132,956
185,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	198,521
755,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	788,975
130,000	Flexion Therapeutics, Inc., 3.375%, 5/01/2024	114,725
120,000	Guardant Health, Inc., Zero Coupon, 11/15/2027, 144A	140,403
150,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	206,966

		1,582,546

	Technology — 0.4%
95,000	LivePerson, Inc., Zero Coupon, 12/15/2026, 144A	103,771
55,000	Lumentum Holdings, Inc., 0.500%, 12/15/2026	67,067
10,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	13,168
170,000	Shift4 Payments, Inc., Zero Coupon, 12/15/2025, 144A	207,449

		391,455

	Total Convertible Bonds (Identified Cost $5,320,365)	5,282,146

	Total Bonds and Notes (Identified Cost $93,984,551)	99,489,461

Collateralized Loan Obligations — 0.4%
250,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR, 3-month LIBOR + 2.250%, 2.467%, 4/27/2027, 144A(b)	241,429
250,000	OZLM XXIII Ltd., Series 2019-23A, Class E, 3-month LIBOR + 6.800%, 7.037%, 4/15/2032, 144A(b)	247,206

	Total Collateralized Loan Obligations (Identified Cost $460,312)	488,635

Loan Participations — 0.2%
	ABS Other — 0.2%
294,855	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037(d)(e) (Identified Cost $294,231)	161,345

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 1.9%
	Banking — 0.4%
95	Bank of America Corp., Series L, 7.250%	$144,265
197	Wells Fargo & Co., Class A, Series L, 7.500%	299,026

		443,291

	Electric — 0.1%
2,008	NextEra Energy, Inc., 5.279%	102,087

	Energy — 0.0%
137	Chesapeake Energy Corp., 5.750%(d)(e)(f)(i)	—
988	Chesapeake Energy Corp., 5.750%(d)(e)(f)(i)	—
20	Chesapeake Energy Corp., 5.750%, 144A(d)(e)(f)(i)	—

		—

	Food & Beverage — 1.2%
13,040	Bunge Ltd., 4.875%	1,418,544

	Healthcare — 0.2%
2,038	Boston Scientific Corp., Series A, 5.500%	223,303

	Total Preferred Stocks (Identified Cost $2,796,913)	2,187,225

Common Stocks — 0.7%
	Chemicals — 0.1%
12,177	Hexion Holdings Corp., Class B(i)	157,449

	Energy Equipment & Services — 0.0%
10,149	McDermott International Ltd.(i)	8,221

	Media — 0.3%
41,970	Clear Channel Outdoor Holdings, Inc.(i)	69,250
17,204	iHeartMedia, Inc., Class A(i)	223,308

		292,558

	Oil, Gas & Consumable Fuels — 0.3%
3,650	Battalion Oil Corp.(i)	30,295
10,363	Whiting Petroleum Corp.(i)	259,075

		289,370

	Total Common Stocks (Identified Cost $2,139,376)	747,598

Other Investments — 0.1%
	Aircraft ABS — 0.1%
100	ECAF I Blocker Ltd.(d)(e)(f)(j) (Identified Cost $1,000,000)	125,600

Warrants — 0.0%
20,319	McDermott International Ltd., Expiration on 5/1/2024(d)(e)(i)	19,303
22,577	McDermott International Ltd., Expiration on 5/1/2024(d)(e)(i)	12,643
466	iHeartMedia, Inc., Expiration on 5/1/2039(d)(e)(i)	6,049

	Total Warrants (Identified Cost $38,915)	37,995

Short-Term Investments — 7.6%
$8,523,047	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $8,523,047 on 1/04/2021 collateralized by $8,349,100 U.S. Treasury Note,1.750% due 1/31/2023 valued at $8,693,582 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $8,523,047)	8,523,047

	Total Investments — 99.2% (Identified Cost $109,237,345)	111,760,906
	Other assets less liabilities — 0.8%	957,121

	Net Assets — 100.0%	$112,718,027

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(b)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(c)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $715,044 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Illiquid security. (Unaudited)
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $1,051,925 or 0.9% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2020, interest payments were made in cash.
(i)	Non-income producing security.
(j)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	12/20/2016	$1,000,000	$125,600	0.1%

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $60,735,106 or 53.9% of net assets.
ABS	Asset-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles High Income Fund – (continued)

Industry Summary at December 31, 2020

Cable Satellite	7.2%
Consumer Cyclical Services	5.6
Healthcare	5.5
Independent Energy	5.5
Pharmaceuticals	4.9
Aerospace & Defense	4.8
Automotive	4.4
Media Entertainment	4.3
Technology	4.3
Midstream	4.1
Metals & Mining	4.0
Food & Beverage	3.6
Finance Companies	3.4
Gaming	3.2
Other Investments, less than 2% each	26.4
Short-Term Investments	7.6
Collateralized Loan Obligations	0.4

Total Investments	99.2
Other assets less liabilities	0.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Intermediate Municipal Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 94.7% of Net Assets
Municipals — 94.7%
	Arizona — 0.7%
$200,000	City of Mesa, Excise Tax Revenue, 4.000%, 7/01/2037	$246,546

	California — 3.3%
1,000,000	California State, GO, Various Purpose, Refunding, 4.000%, 3/01/2037	1,234,930

	Colorado — 6.2%
260,000	Colorado Springs Utilities System Revenue, Series B-2, 5.000%, 11/15/2033	292,581
400,000	Denver City & County School District No. 1, GO, Prerefunded 12/01/2022@100, Series B, (State Aid Withholding), 5.000%, 12/01/2026	436,416
250,000	Denver City & County, Airport System Revenue, Series A, AMT, 5.000%, 11/15/2030	309,107
500,000	Regional Transportation District Sales Tax Revenue, Series A, 5.000%, 11/01/2028	662,730
500,000	State of Colorado, Certificate of Participation, Series A, 4.000%, 12/15/2035	622,440

		2,323,274

	Delaware — 1.1%
250,000	University of Delaware, Revenue Bond, 5.000%, 11/01/2043	391,558

	Florida — 11.7%
500,000	Alachua County School Board, Certificate of Participation, (AGM Insured), 5.000%, 7/01/2028	638,540
340,000	Bay County School Board, Certificate of Participation, Series A, (AGM Insured), 5.000%, 7/01/2033	441,398
230,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2027	259,649
90,000	City of Cape Coral FL Utility Improvement Assessment, Various Areas, Water & Sewer Revenue, (AGM Insured), 3.000%, 9/01/2028	102,538
200,000	Clay County, Sales Surtax Revenue, 4.000%, 10/01/2039	236,154
225,000	County of Collier FL Special Obligation, Revenue Bonds, Series A, 4.000%, 10/01/2036	280,501
500,000	Fernandina Beach Utility System Revenue, Refunding, Series A, 5.000%, 9/01/2027	558,680
500,000	Miami-Dade County FL Aviation Revenue, Refunding, Series A, 4.000%, 10/01/2039	596,420
400,000	Sarasota County FL Utility System Revenue, 5.000%, 10/01/2023	452,364
225,000	Sarasota County FL Utility System Revenue, Series A, 5.000%, 10/01/2027	293,353
400,000	Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University, Inc., Series B, 5.000%, 10/15/2025	478,508

		4,338,105

	Georgia — 3.1%
650,000	Georgia State Road & Tollway Authority, 5.000%, 6/01/2032	880,438
250,000	Savannah Hospital Authority Revenue, St. Joseph’s/Candler Health System Obligated Group, Series A, 5.500%, 7/01/2027	277,620

		1,158,058

	Illinois — 3.1%
540,000	Chicago Midway International Airport Revenue, Second Lien, Refunding, Series A, AMT, 5.000%, 1/01/2031	595,204
500,000	Chicago O’Hare International Airport, Series C, AMT, 5.000%, 1/01/2046	563,705

		1,158,909

	Louisiana — 1.4%
200,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2035	237,356
250,000	New Orleans Aviation Board, General Airport Revenue, North Terminal Project, Series B, AMT, 5.000%, 1/01/2036	295,990

		533,346

	Maryland — 1.2%
360,000	Maryland Health & Higher Educational Facilities Authority, Series B2, 5.000%, 7/01/2045	447,782

	Massachusetts — 4.0%
500,000	Commonwealth of Massachusetts, GO, Series D, 5.000%, 7/01/2045	655,945
500,000	Massachusetts State Development Finance Agency Revenue, Series P, 5.000%, 7/01/2050	825,975

		1,481,920

	Michigan — 2.0%
600,000	University of Michigan, 5.000%, 4/01/2032	733,506

	Nebraska — 0.9%
250,000	Douglas County Hospital Authority No. 2, Series A, 5.000%, 11/15/2030	339,020

	Nevada — 2.9%
500,000	City of Henderson, GO, Various Purpose, Refunding, 5.000%, 6/01/2026	580,485
240,000	Las Vegas Convention & Visitors Authority, Refunding, Series C, 5.000%, 7/01/2032	264,986
200,000	Washoe County School District, GO, Series A, 5.000%, 10/01/2025	242,060

		1,087,531

	New Jersey — 2.3%
265,000	New Jersey Health Care Facilities Financing Authority Revenue, Refunding, Virtua Health, Inc., 5.000%, 7/01/2023	295,870
500,000	New Jersey State Turnpike Authority Revenue, Series A, 5.000%, 1/01/2032	568,865

		864,735

	New Mexico — 1.6%
500,000	New Mexico Hospital Equipment Loan Council Revenue, Presbyterian Healthcare Services Obligated Group, Refunding, 5.000%, 8/01/2031	588,865

	New York — 5.2%
500,000	Metropolitan Transportation Authority, Series D, 4.000%, 11/15/2032	537,250
500,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series D, 4.000%, 11/01/2038	607,975
400,000	New York City, GO, Series A1, 5.000%, 8/01/2030	547,064
200,000	New York State Dormitory Authority, Series D, 4.000%, 2/15/2038	239,080

		1,931,369

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Principal Amount	Description	Value (†)
	North Carolina — 1.8%
$180,000	Buncombe County, Limited Obligation, Revenue, Series A, 4.000%, 6/01/2034	$223,720
400,000	North Carolina Agricultural & Technical University System Revenue, Series A, 4.000%, 10/01/2045	437,592

		661,312

	North Dakota — 2.1%
250,000	City of West Fargo, GO, Refunding, Series A, 4.000%, 5/01/2026	290,960
350,000	North Dakota Building Authority, Series A, 5.000%, 12/01/2030	482,542

		773,502

	Ohio — 4.7%
500,000	Columbus, GO, Various Purpose, Series A, 5.000%, 8/15/2023	562,590
500,000	Hamilton County Hospital Facilities Revenue, UC Health Obligated Group, 5.000%, 2/01/2024	567,670
500,000	Ohio State University (The), Series A, 5.000%, 12/01/2026	635,100

		1,765,360

	Oklahoma — 3.4%
1,000,000	Oklahoma Water Resources Board, Series A, 5.000%, 4/01/2027	1,282,650

	Oregon — 0.8%
230,000	Port of Portland, Airport Revenue, Portland International Airport, Series 25-B, 5.000%, 7/01/2028	292,404

	Pennsylvania — 0.8%
270,000	Allegheny County Higher Education Building Authority, Refunding, Series A, 5.000%, 3/01/2029	311,010

	Rhode Island — 1.5%
500,000	Rhode Island Clean Water Finance Agency Pollution Control Agency Revolving Fund-Pooled Loan, Series A, 5.000%, 10/01/2024	565,455

	Tennessee — 2.3%
185,000	Greeneville Health & Educational Facilities Board, Series A, 5.000%, 7/01/2028	234,286
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Vanderbilt University Medical Center Obligated Group, Series A, 5.000%, 7/01/2030	602,885

		837,171

	Texas — 15.3%
1,000,000	Bexar County TX, GO, Series B, Prerefunded 6/15/2023@100, 5.000%, 6/15/2043	1,117,770
500,000	Grand Parkway Transportation Corp, Series A, Prerefunded 10/01/2023@100, 5.500%, 4/01/2053	571,900
500,000	Harris County Toll Road Authority (The), 4.000%, 8/15/2038	620,715
1,000,000	Houston TX Combined Utility System Revenue, Refunding, Series A, (AGM Insured), Zero Coupon, 12/01/2025	971,210
300,000	Lower Colorado River Authority, Refunding, 5.000%, 5/15/2030	395,004
500,000	New Braunfels TX Utility System Revenue, 5.000%, 7/01/2029	653,100
400,000	Tarrant County Cultural Education Facilities Finance Corp. Revenue, Methodist Hospitals of Dallas, 5.000%, 10/01/2024	449,864
250,000	Texas City Independent School District, GO, (PSF-GTD), 4.000%, 8/15/2034	300,602
	Texas — continued
500,000	Texas Public Finance Authority, Refunding, 4.000%, 2/01/2034	610,090

		5,690,255

	Utah — 2.2%
500,000	Utah County Hospital Revenue, IHC Health Services, Inc., Series A, 4.000%, 5/15/2043	601,085
180,000	Utah Transit Authority Sales Tax Revenue, Series A, Prerefunded 06/15/2025@100, 5.000%, 6/15/2038	217,766

		818,851

	Virginia — 0.8%
225,000	Fairfax County, GO, Series A, 5.000%, 10/01/2034	305,159

	Washington — 7.6%
750,000	Auburn School District No. 408 of King & Pierce Counties, GO, (SCH BD GTY), 3.000%, 12/01/2035	871,380
500,000	King County Public Hospital District No. 2, GO, Evergreen Healthcare, Series B, 5.000%, 12/01/2032	581,865
500,000	Port of Seattle Revenue, AMT, 5.000%, 7/01/2029	547,245
500,000	Snohomish County School District No. 15 Edmonds, GO, 5.000%, 12/01/2031	571,420
200,000	State of Washington, GO, Series 2015-C, Class R, 5.000%, 7/01/2029	235,934

		2,807,844

	Wisconsin — 0.7%
225,000	Wisconsin Health & Educational Facilities Authority Revenue, Aspirus, Inc. Obligated Group, Refunding, Series A, 5.000%, 8/15/2031	258,075

	Total Bonds and Notes (Identified Cost $33,626,252)	35,228,502

Short-Term Investments — 8.4%
1,100,000	Northern Institutional Municipal Portfolio	1,100,000
2,032,420	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,032,420 on 1/04/2021 collateralized by $2,003,700 U.S. Treasury Note, 1.500% due 2/28/2023 valued at $2,073,157 including accrued interest (Note 2 of Notes to Financial Statements)	2,032,420

	Total Short-Term Investments (Identified Cost $3,132,420)	3,132,420

	Total Investments — 103.1% (Identified Cost $36,758,672)	38,360,922
	Other assets less liabilities — (3.1)%	(1,169,459)

	Net Assets — 100.0%	$37,191,463

(†)	See Note 2 of Notes to Financial Statements.

AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
GO	General Obligation
PSF-GTD	Permanent School Fund Guarantee Program

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Intermediate Municipal Bond Fund – (continued)

Industry Summary at December 31, 2020

General Purpose Public Improvement	18.4%
Hospitals	14.1
Higher Education	11.0
Water and Sewer	10.5
Primary Secondary Education	9.9
Airports	9.2
Toll Roads, Streets & Highways	7.1
Mass Rapid Transportation	3.9
Pre-Refunded	3.0
Combined Utilities	2.6
Other Investments, less than 2% each	5.0
Short-Term Investments	8.4

Total Investments	103.1
Other assets less liabilities	(3.1)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles International Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.7% of Net Assets
	Argentina — 7.7%
699	MercadoLibre, Inc.(a)	$1,170,979

	Australia — 3.2%
20,711	WiseTech Global Ltd.	492,201

	Belgium — 2.3%
5,045	Anheuser-Busch InBev S.A.	351,973

	Brazil — 3.9%
193,906	Ambev S.A., ADR	593,350

	China — 31.7%
3,666	Alibaba Group Holding Ltd., Sponsored ADR(a)	853,189
2,568	Baidu, Inc., Sponsored ADR(a)	555,304
36,500	Budweiser Brewing Co. APAC Ltd., 144A	120,572
288,000	Dali Foods Group Co. Ltd., 144A	164,609
2,200	Kweichow Moutai Co. Ltd., Class A	676,137
14,000	Tencent Holdings Ltd.	1,007,353
14,862	Trip.com Group Ltd., ADR(a)	501,295
16,172	Vipshop Holdings Ltd., ADR(a)	454,595
8,688	Yum China Holdings, Inc.	495,998

		4,829,052

	Denmark — 2.4%
5,161	Novo Nordisk A/S, Class B	360,027

	France — 4.2%
1,556	EssilorLuxottica S.A.	242,479
4,630	Sodexo S.A.	391,576

		634,055

	Germany — 3.0%
3,482	SAP SE	450,984

	Japan — 5.3%
2,600	FANUC Corp.	641,807
3,500	Unicharm Corp.	165,991

		807,798

	Macau — 1.3%
25,000	Galaxy Entertainment Group Ltd.	194,613

	Netherlands — 7.2%
320	Adyen NV, 144A(a)	743,534
2,214	NXP Semiconductors NV	352,048

		1,095,582

	Switzerland — 15.4%
1,069	Kuehne & Nagel International AG, (Registered)	242,576
4,275	Nestle S.A., (Registered)	505,353
7,982	Novartis AG, (Registered)	751,568
2,408	Roche Holding AG	838,703

		2,338,200

	United Kingdom — 9.8%
4,043	Diageo PLC	159,977
11,162	Experian PLC	424,029
5,939	Reckitt Benckiser Group PLC	530,081
6,348	Unilever PLC	384,378

		1,498,465

	United States — 1.3%
2,568	Core Laboratories NV	$68,078
6,034	Schlumberger NV	131,722

		199,800

	Total Common Stocks (Identified Cost $14,828,544)	15,017,079

	Total Investments — 98.7% (Identified Cost $14,828,544)	15,017,079
	Other assets less liabilities — 1.3%	202,753

	Net Assets — 100.0%	$15,219,832

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,028,715 or 6.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Internet & Direct Marketing Retail	19.6%
Pharmaceuticals	12.9
Beverages	12.4
Interactive Media & Services	10.2
Hotels, Restaurants & Leisure	7.2
Software	6.2
IT Services	4.9
Household Products	4.6
Food Products	4.4
Machinery	4.2
Professional Services	2.8
Personal Products	2.5
Semiconductors & Semiconductor Equipment	2.3
Other Investments, less than 2% each	4.5

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

Currency Exposure Summary at December 31, 2020

United States Dollar	34.0%
Euro	16.9
Swiss Franc	15.4
Hong Kong Dollar	9.8
British Pound	7.3
Japanese Yen	5.3
Yuan Renminbi	4.4
Australian Dollar	3.2
Danish Krone	2.4

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.9% of Net Assets
Non-Convertible Bonds — 90.5%
	ABS Car Loan — 6.3%
$13,891,077	Ally Auto Receivables Trust, Series 2019-1, Class A3, 2.910%, 9/15/2023	$14,119,821
7,865,000	American Credit Acceptance Receivables Trust, Series 2019-3, Class D, 2.890%, 9/12/2025, 144A	8,114,481
1,965,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024	2,081,733
10,515,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024	11,190,408
25,880,000	AmeriCredit Automobile Receivables Trust, Series 2019-1, Class D, 3.620%, 3/18/2025	27,518,478
12,340,000	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class D, 2.990%, 6/18/2025	12,910,483
1,395,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	1,442,950
4,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	4,879,800
3,650,000	CarMax Auto Owner Trust, Series 2018-3, Class D, 3.910%, 1/15/2025	3,780,873
13,585,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	14,278,817
5,811,000	CarMax Auto Owner Trust, Series 2019-2, Class D, 3.410%, 10/15/2025	6,046,495
2,315,000	CarMax Auto Owner Trust, Series 2019-3, Class D, 2.850%, 1/15/2026	2,393,911
4,625,000	CarMax Auto Owner Trust, Series 2020-1, Class D, 2.640%, 7/15/2026	4,769,739
1,800,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A	1,815,489
23,320,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A	24,376,550
2,525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	2,570,632
275,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A	279,258
6,555,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026	6,920,566
16,395,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026	17,173,238
3,700,000	Drive Auto Receivables Trust, Series 2019-2, Class D, 3.690%, 8/17/2026	3,891,092
10,760,000	DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, 11/15/2024, 144A	11,200,279
3,950,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A	4,080,619
3,400,000	DT Auto Owner Trust, Series 2019-3A, Class D, 2.960%, 4/15/2025, 144A	3,514,868
3,790,000	First Investors Auto Owner Trust, Series 2019-1A, Class D, 3.550%, 4/15/2025, 144A	3,937,650
4,610,000	Flagship Credit Auto Trust, Series 2019-3, Class D, 2.860%, 12/15/2025, 144A	4,803,669
30,600,000	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024	30,736,078
15,340,000	Ford Credit Auto Owner Trust, Series 2020-C, Class A3, 0.410%, 7/15/2025	15,397,405
8,555,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A	8,936,549
	ABS Car Loan — continued
10,962,227	GM Financial Consumer Automobile Receivables Trust, Series 2019-1, Class A3, 2.970%, 11/16/2023	11,150,561
6,255,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	6,390,602
1,400,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class C, 1.480%, 8/15/2025, 144A	1,407,134
5,594,448	Honda Auto Receivables Owner Trust, Series 2019-1, Class A3, 2.830%, 3/20/2023	5,689,587
6,655,000	Nissan Auto Receivables Owner Trust, Series 2019-C, Class A3, 1.930%, 7/15/2024	6,790,729
18,955,000	Nissan Auto Receivables Owner Trust, Series 2020-B, Class A3, 0.550%, 7/15/2024	19,036,639
12,815,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028	14,279,063
27,665,000	Santander Drive Auto Receivables Trust, Series 2019-1, Class D, 3.650%, 4/15/2025	28,854,816
6,995,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025	7,274,339
8,455,000	Santander Drive Auto Receivables Trust, Series 2019-3, Class D, 2.680%, 10/15/2025	8,689,844
2,900,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026	2,987,386
15,495,000	Westlake Automobile Receivables Trust, Series 2019-1A, Class D, 3.670%, 3/15/2024, 144A	16,099,152

		381,811,783

	ABS Credit Card — 0.4%
939,000	American Express Credit Account Master Trust, Series 2018-8, Class A, 3.180%, 4/15/2024	958,370
8,000,000	American Express Credit Account Master Trust, Series 2019-1, Class A, 2.870%, 10/15/2024	8,254,403
11,730,000	Capital One Multi-Asset Execution Trust, Series 2019-A1, Class A1, 2.840%, 12/15/2024	12,073,149
1,690,000	Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2, 2.190%, 11/20/2023	1,719,359

		23,005,281

	ABS Home Equity — 5.3%
15,451,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A	17,191,637
2,663,718	Bayview Opportunity Master Fund IVb Trust, Series 2019-RN4, Class A1, 3.278%, 10/28/2034, 144A(a)	2,667,553
1,250,000	Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class B2, 4.750%, 1/28/2055, 144A(a)	1,349,721
3,721,149	Bayview Opportunity Master Fund V Trust, Series 2020-RN3, Class A1, 3.228%, 9/25/2035, 144A(a)	3,756,034
4,014,499	Brass PLC, Series 8A, Class A1, 3-month LIBOR + 0.700%, 0.921%, 11/16/2066, 144A(b)	4,028,517
1,878,115	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)	1,887,212
435,538	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(a)	437,404
5,067,106	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(a)	5,171,935
6,382,230	Citigroup Mortgage Loan Trust, Series 2019-RP1, Class A1, 3.500%, 1/25/2066, 144A(a)	6,834,360

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$2,434,000	CoreVest American Finance Trust, Series 2019-1, Class D, 4.818%, 3/15/2052, 144A	$2,673,381
5,373,048	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	5,662,569
2,929,000	CoreVest American Finance Trust, Series 2019-3, Class B, 3.163%, 10/15/2052, 144A	3,036,834
1,259,000	CoreVest American Finance Trust, Series 2020-2, Class C, 4.845%, 5/15/2052, 144A(a)	1,440,341
4,584,871	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(a)	4,589,683
11,696,000	FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.968%, 10/19/2037, 144A	11,529,962
3,083,000	FirstKey Homes Trust, Series 2020-SRF1, Class D, 2.241%, 9/17/2025, 144A	3,080,158
1,515,000	FirstKey Homes Trust, Series 2020-SRF1, Class E, 2.791%, 8/17/2037, 144A	1,543,771
7,581,441	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	7,829,220
561,995	Gosforth Funding PLC, Series 2018-1A, Class A1, 3-month LIBOR + 0.450%, 0.657%, 8/25/2060, 144A(b)	562,027
2,782,767	Home Partners of America Trust, Series 2019-1, Class D, 3.406%, 9/17/2039, 144A	2,879,173
2,573,435	Home Partners of America Trust, Series 2019-2, Class D, 3.121%, 10/19/2039, 144A	2,671,812
3,050,000	Invitation Homes Trust, Series 2018-SFR4, Class D, 1-month LIBOR + 1.650%, 1.803%, 1/17/2038, 144A(b)	3,042,590
7,020,000	Lanark Master Issuer PLC, Series 2019-2A, Class 1A, 2.710%, 12/22/2069, 144A(a)	7,139,537
895,000	Lanark Master Issuer PLC, Series 2020-1A, Class 1A, 2.277%, 12/22/2069, 144A(a)	910,018
10,777,946	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.250%, 11/25/2059, 144A(a)	10,795,736
3,699,605	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(a)	3,734,334
7,753,820	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(a)	7,777,535
2,011,896	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A	2,026,201
1,467,786	Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.750%, 5/25/2058, 144A(a)	1,604,542
2,744,944	Mill City Mortgage Loan Trust, Series 2019-1, Class M1, 3.500%, 10/25/2069, 144A(a)	3,015,590
4,206,586	Mill City Mortgage Loan Trust, Series 2019-1, Class A1, 3.250%, 10/25/2069, 144A(a)	4,439,117
10,204,144	Mill City Mortgage Loan Trust, Series 2019-GS1, Class A1, 2.750%, 7/25/2059, 144A(a)	10,604,872
5,520,124	OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072%, 12/26/2059, 144A(a)	5,593,316
2,738,349	Preston Ridge Partners Mortgage LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024, 144A(a)	2,744,084
4,650,969	Preston Ridge Partners Mortgage LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(a)	4,658,648
16,495,761	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)	16,532,565
2,105,741	Preston Ridge Partners Mortgage LLC, Series 2020-2, Class A1, 3.671%, 8/25/2025, 144A(a)	2,125,805
	ABS Home Equity — continued
6,828,234	Preston Ridge Partners Mortgage LLC, Series 2020-3, Class A1, 2.857%, 9/25/2025, 144A(a)	6,883,839
6,007,356	Preston Ridge Partners Mortgage LLC, Series 2020-4, Class A1, 2.951%, 10/25/2025, 144A(a)	6,030,282
13,032,522	Preston Ridge Partners Mortgage LLC, Series 2020-5, Class A1, 3.104%, 11/25/2025, 144A(a)	13,110,510
1,332,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	1,354,463
2,290,000	Progress Residential Trust, Series 2018-SFR3, Class D, 4.427%, 10/17/2035, 144A	2,335,265
2,530,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/2035, 144A	2,589,330
2,830,000	Progress Residential Trust, Series 2019-SFR1, Class D, 4.168%, 8/17/2035, 144A	2,909,123
4,732,000	Progress Residential Trust, Series 2019-SFR2, Class D, 3.794%, 5/17/2036, 144A	4,883,396
1,690,000	Progress Residential Trust, Series 2019-SFR2, Class E, 4.142%, 5/17/2036, 144A	1,743,033
3,860,000	Progress Residential Trust, Series 2019-SFR4, Class D, 3.136%, 10/17/2036, 144A	3,982,042
155,000	Progress Residential Trust, Series 2020-SFR2, Class C, 3.077%, 6/17/2037, 144A	160,538
295,000	Progress Residential Trust, Series 2020-SFR3, Class B, 1.495%, 10/17/2027, 144A	295,009
1,818,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	1,820,107
3,548,200	RCO V Mortgage LLC, Series 2020-1, Class A1, 3.105%, 9/25/2025, 144A(a)	3,554,415
1,828,293	Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.000%, 12/25/2047, 144A(a)	1,882,318
3,216,191	Sequoia Mortgage Trust, Series 2019-CH2, Class A1, 4.500%, 8/25/2049, 144A(a)	3,298,789
4,930,000	Towd Point Mortgage Trust, Series 2017-4, Class M2, 3.250%, 6/25/2057, 144A(a)	5,218,344
6,390,000	Towd Point Mortgage Trust, Series 2017-5, Class M2, 1-month LIBOR + 1.500%, 1.648%, 2/25/2057, 144A(b)	6,422,315
1,362,493	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)	1,365,627
716,300	Towd Point Mortgage Trust, Series 2016-1, Class A1B, 2.750%, 2/25/2055, 144A(a)	724,085
1,775,000	Towd Point Mortgage Trust, Series 2018-4, Class A2, 3.000%, 6/25/2058, 144A(a)	1,873,573
1,943,340	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	2,053,022
17,610,000	Towd Point Mortgage Trust, Series 2019-2, Class M1, 3.750%, 12/25/2058, 144A(a)	19,128,012
9,086,005	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)	9,590,814
3,325,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(a)	3,518,668
3,950,000	Tricon American Homes, Series 2020-SFR1, Class D, 2.548%, 7/17/2038, 144A	4,018,043
2,575,000	Tricon American Homes Trust, Series 2019-SFR1, Class D, 3.198%, 3/17/2038, 144A	2,660,213
7,846,832	Vericrest Opportunity Loan Trust, Series 2019-NPL8, Class A1A, 3.278%, 11/25/2049, 144A(a)	7,850,371

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — continued
$8,273,283	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(a)	$8,283,876
3,064,740	Vericrest Opportunity Loan Trust, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(a)	3,073,516
6,408,731	Vericrest Opportunity Loan Trust, Series 2020-NPL1, Class A1A, 3.228%, 1/25/2050, 144A(a)	6,426,705
4,233,838	Vericrest Opportunity Loan Trust, Series 2020-NPL2, Class A1A, 2.981%, 2/25/2050, 144A(a)	4,237,149
210,423	Vericrest Opportunity Loan Trust, Series 2020-NPL3, Class A1A, 2.981%, 2/25/2050, 144A(a)	210,498

		321,055,084

	ABS Other — 3.0%
8,378,088	CLI Funding VI LLC, Series 2020-3A, Class A, 2.070%, 10/18/2045, 144A	8,449,878
940,000	Dell Equipment Finance Trust, Series 2020-2, Class C, 1.370%, 1/22/2024, 144A	944,088
945,000	Dell Equipment Finance Trust, Series 2020-2, Class D, 1.920%, 3/23/2026, 144A	953,485
39,262,848	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(c)(d)(e)	21,594,566
12,067,388	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A	11,656,177
2,833,211	Horizon Aircraft Finance II Ltd., Series 2019-1, Class A, 3.721%, 7/15/2039, 144A	2,733,228
1,975,000	HPEFS Equipment Trust, Series 2019-1A, Class C, 2.490%, 9/20/2029, 144A	2,013,799
3,645,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A	3,680,276
1,980,000	HPEFS Equipment Trust, Series 2020-2A, Class C, 2.000%, 7/22/2030, 144A	2,020,917
7,423,807	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A	6,875,628
12,845,584	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A	12,241,490
3,778,006	MAPS Ltd., Series 2019-1A, Class A, 4.458%, 3/15/2044, 144A	3,591,524
11,712,721	Mariner Finance Issuance Trust, Series 2018-AA, Class A, 4.200%, 11/20/2030, 144A	11,847,064
2,435,977	Marlette Funding Trust, Series 2019-4A, Class A, 2.390%, 12/17/2029, 144A	2,455,015
761,581	Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029, 144A	767,648
1,026,051	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	1,089,970
664,309	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A	676,120
8,040,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A	8,307,794
4,675,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A	5,000,324
6,585,000	OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035, 144A	6,692,105
15,252,711	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	14,800,385
	ABS Other — continued
740,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A3, 28-day ARS, 3.630%, 9/15/2032(b)	736,911
1,145,000	SLM Private Credit Student Loan Trust, Series 2003-C, Class A4, 28-day ARS, 3.230%, 9/15/2032(b)	1,140,221
13,765,000	SoFi Consumer Loan Program Trust, Series 2019-1, Class C, 3.730%, 2/25/2028, 144A	14,050,679
3,659,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A	3,764,066
6,720,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A	6,887,752
6,805,000	SoFi Consumer Loan Program Trust, Series 2019-2, Class C, 3.460%, 4/25/2028, 144A	6,969,995
12,755,000	SoFi Consumer Loan Program Trust, Series 2019-3, Class C, 3.350%, 5/25/2028, 144A	13,199,624
7,370,000	SoFi Consumer Loan Program Trust, Series 2019-4, Class C, 2.840%, 8/25/2028, 144A	7,574,282

		182,715,011

	ABS Student Loan — 1.0%
6,356,550	Commonbond Student Loan Trust, Series 2020-1, Class A, 1.690%, 10/25/2051, 144A	6,402,192
7,045,987	ELFI Graduate Loan Program LLC, Series 2019-A, Class A, 2.540%, 3/25/2044, 144A	7,244,131
8,825,000	Laurel Road Prime Student Loan Trust, Series 2020-A, Class A2FX, 1.400%, 11/25/2050, 144A	8,866,084
615,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.180%, 6/15/2032(b)	611,444
463,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A4, 28-day ARS, 3.170%, 6/15/2032(b)	460,323
905,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 3.200%, 3/15/2033(a)	899,024
612,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.658%, 3/15/2033(b)	607,959
2,500,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A	2,618,560
565,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A	601,064
1,525,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A	1,607,817
10,051,750	SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.440%, 7/15/2036, 144A	10,637,861
16,265,000	SMB Private Education Loan Trust, Series 2019-B, Class A2A, 2.840%, 6/15/2037, 144A	17,174,986

		57,731,445

	ABS Whole Business — 1.2%
10,006,577	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A	10,551,461
3,595,000	Adams Outdoor Advertising LP, Series 2018-1, Class B, 5.653%, 11/15/2048, 144A	3,802,433
13,288,050	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	12,959,447
7,205,788	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	7,786,934
2,543,340	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	2,724,680

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Whole Business — continued
$5,191,503	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	$5,642,748
4,073,850	Domino’s Pizza Master Issuer LLC, Series 2019-1A, Class A2, 3.668%, 10/25/2049, 144A	4,327,284
1,672,110	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	1,576,900
17,404,950	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A	18,641,678
2,230,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	2,275,202

		70,288,767

	Aerospace & Defense — 3.6%
13,620,000	BAE Systems PLC, 3.400%, 4/15/2030, 144A	15,429,757
3,780,000	Boeing Co. (The), 2.250%, 6/15/2026	3,868,868
4,874,000	Boeing Co. (The), 2.950%, 2/01/2030	5,040,983
655,000	Boeing Co. (The), 3.100%, 5/01/2026	701,371
3,225,000	Boeing Co. (The), 3.200%, 3/01/2029	3,404,420
2,036,000	Boeing Co. (The), 3.250%, 2/01/2035	2,087,928
9,088,000	Boeing Co. (The), 3.375%, 6/15/2046	8,868,140
1,427,000	Boeing Co. (The), 3.500%, 3/01/2039	1,443,677
850,000	Boeing Co. (The), 3.550%, 3/01/2038	867,163
3,564,000	Boeing Co. (The), 3.625%, 3/01/2048	3,593,416
2,111,000	Boeing Co. (The), 3.650%, 3/01/2047	2,136,835
14,352,000	Boeing Co. (The), 3.750%, 2/01/2050	15,009,322
1,932,000	Boeing Co. (The), 3.825%, 3/01/2059	1,962,548
3,241,000	Boeing Co. (The), 3.850%, 11/01/2048	3,342,961
7,330,000	Boeing Co. (The), 3.900%, 5/01/2049	7,778,684
4,795,000	Boeing Co. (The), 3.950%, 8/01/2059	5,131,883
8,060,000	Boeing Co. (The), 5.150%, 5/01/2030	9,754,627
5,676,000	Boeing Co. (The), 5.705%, 5/01/2040	7,365,863
37,793,000	Boeing Co. (The), 5.805%, 5/01/2050	52,084,236
8,696,000	Boeing Co. (The), 5.930%, 5/01/2060	12,336,093
4,760,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	5,045,648
4,350,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	4,621,918
6,885,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	7,650,460
4,245,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	5,027,951
650,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039	840,281
1,335,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	1,319,981
29,075,000	Textron, Inc., 3.000%, 6/01/2030	31,341,375

		218,056,389

	Airlines — 1.0%
2,410,489	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	2,405,258
7,001,850	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	5,910,542
12,726,245	American Airlines Pass Through Certificates, Series 2016-3, Class A, 3.250%, 4/15/2030	11,528,252
1,506,441	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,211,962
5,486,481	American Airlines Pass Through Certificates, Series 2017-2, Class A, 3.600%, 4/15/2031	5,068,967
3,331,919	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	2,816,834
1,791,550	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.400%, 3/22/2025	1,377,344
	Airlines — continued
21,871,211	American Airlines Pass Through Trust, Series 2019-1, Class B, 3.850%, 8/15/2029	18,364,381
6,523,391	British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, 12/15/2030, 144A	6,165,518
246,393	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	246,393
924,352	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	941,869
3,959,577	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	3,867,980
2,583,954	United Airlines Pass Through Trust, Series 2018-1, Class A, 3.700%, 9/01/2031	2,452,215

		62,357,515

	Automotive — 2.0%
18,836,000	Cummins, Inc., 5.650%, 3/01/2098	27,680,444
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,683,596
8,176,000	General Motors Co., 5.200%, 4/01/2045	9,929,151
27,915,000	General Motors Co., 5.400%, 4/01/2048	35,154,208
640,000	General Motors Co., 5.950%, 4/01/2049	865,549
9,600,000	General Motors Co., 6.250%, 10/02/2043	12,950,107
95,000	General Motors Co., 6.750%, 4/01/2046	136,870
24,360,000	Volkswagen Group of America Finance LLC, 0.875%, 11/22/2023, 144A	24,497,229
2,895,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	3,182,633

		121,079,787

	Banking — 8.0%
300,000	Ally Financial, Inc., 3.875%, 5/21/2024	328,723
39,613,000	Ally Financial, Inc., 4.625%, 3/30/2025	45,151,548
2,835,000	Ally Financial, Inc., 5.750%, 11/20/2025	3,300,625
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,088,539
10,155,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	11,666,673
5,800,000	Banco Santander S.A., 2.749%, 12/03/2030	5,978,216
49,304,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	55,691,042
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	117,297
25,627,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	29,729,519
4,287,000	Barclays PLC, (fixed rate to 6/20/2029, variable rate thereafter), 5.088%, 6/20/2030	5,142,616
18,255,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	19,780,023
3,335,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	3,368,350
22,500,000	BNP Paribas S.A., (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033, 144A	25,780,055
460,000	Capital One Financial Corp., 4.200%, 10/29/2025	525,187
1,230,000	Citigroup, Inc., 4.125%, 7/25/2028	1,438,707
7,155,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	7,987,126
14,200,000	Danske Bank A/S, 5.375%, 1/12/2024, 144A	16,019,873
3,390,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A	3,627,615
2,640,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,762,496
9,260,000	Deutsche Bank AG, (fixed rate to 9/18/2023, variable rate thereafter), 2.222%, 9/18/2024	9,526,121

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$6,235,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	$6,757,127
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	82,120,901
28,715,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031	35,323,125
100,000	KeyBank NA, 6.950%, 2/01/2028	130,314
1,845,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	2,175,233
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	22,458,923
15,160,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	16,464,056
20,295,000	Societe Generale S.A., 4.250%, 4/14/2025, 144A	22,383,355
11,950,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	12,940,548
16,790,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	17,578,818
7,090,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	8,576,770
3,865,000	Synchrony Financial, 4.375%, 3/19/2024	4,255,237

		481,174,758

	Brokerage — 0.8%
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	26,003,814
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	11,105,393
8,460,000	Nasdaq, Inc., 0.445%, 12/21/2022	8,469,896

		45,579,103

	Building Materials — 1.1%
16,180,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	17,741,370
5,955,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	6,550,560
1,665,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	1,701,630
460,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	485,070
3,285,000	Ferguson Finance PLC, 3.250%, 6/02/2030, 144A	3,663,132
23,975,000	Owens Corning, 7.000%, 12/01/2036	34,182,443
2,655,000	Vulcan Materials Co., 3.500%, 6/01/2030	3,049,564

		67,373,769

	Cable Satellite — 2.2%
9,425,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	9,930,934
2,826,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	2,999,092
315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	336,332
550,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	602,937
30,810,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	36,799,466
6,695,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.750%, 4/01/2048	8,760,026
10,320,000	Cox Communications, Inc., 4.500%, 6/30/2043, 144A	12,982,106
5,820,000	Cox Communications, Inc., 4.700%, 12/15/2042, 144A	7,515,742
240,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	263,100
2,360,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	2,664,558
470,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	487,038
2,416,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	2,567,024
865,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	901,762
200,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	220,063
	Cable Satellite — continued
17,891,000	Time Warner Cable LLC, 4.500%, 9/15/2042	20,964,618
15,815,000	Time Warner Cable LLC, 5.500%, 9/01/2041	20,319,937
800,000	Videotron Ltd., 5.000%, 7/15/2022	841,008
2,185,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	2,269,669
1,600,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,670,000

		133,095,412

	Chemicals — 1.2%
8,285,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	8,502,481
1,635,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	1,690,198
27,205,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	32,231,319
3,740,000	FMC Corp., 3.450%, 10/01/2029	4,257,741
2,075,000	FMC Corp., 4.500%, 10/01/2049	2,690,320
8,145,000	LYB International Finance III LLC, 4.200%, 10/15/2049	9,520,873
11,480,000	Nutrition & Biosciences, Inc., 2.300%, 11/01/2030, 144A	11,824,654

		70,717,586

	Collateralized Mortgage Obligations — 0.0%
1,544,401	New Residential Mortgage Loan Trust, Series 2020-NPL2, Class A1, 3.228%, 8/25/2060, 144A(a)	1,556,848

	Consumer Cyclical Services — 1.9%
20,300,000	Amazon.com, Inc., 2.500%, 6/03/2050	21,062,685
9,850,000	Booking Holdings, Inc., 4.500%, 4/13/2027	11,715,171
16,000,000	Booking Holdings, Inc., 4.625%, 4/13/2030	19,881,266
1,205,000	eBay, Inc., 4.000%, 7/15/2042	1,371,911
26,082,000	Expedia Group, Inc., 3.250%, 2/15/2030	27,144,607
2,426,000	Expedia Group, Inc., 3.800%, 2/15/2028	2,605,847
9,925,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	11,088,806
5,385,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	6,241,757
2,755,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	3,036,593
4,402,000	IHS Markit Ltd., 4.250%, 5/01/2029	5,347,814
6,030,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	6,557,625

		116,054,082

	Consumer Products — 0.2%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	9,340,770
4,580,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	4,731,232

		14,072,002

	Diversified Manufacturing — 0.5%
13,920,000	Carrier Global Corp., 2.722%, 2/15/2030	14,886,231
6,010,000	General Electric Co., 3.625%, 5/01/2030	6,868,751
2,865,000	General Electric Co., 4.350%, 5/01/2050	3,484,265
5,305,000	General Electric Co., Series A, MTN, 3-month LIBOR + 0.300%, 0.537%, 5/13/2024(b)	5,137,673

		30,376,920

	Electric — 3.2%
7,435,000	AES Corp. (The), 2.450%, 1/15/2031, 144A	7,529,573
3,695,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	4,176,865
17,820,017	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	20,941,627
14,855,000	Calpine Corp., 3.750%, 3/01/2031, 144A	14,711,352
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	18,583,781
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	13,255,491
21,030,000	FirstEnergy Corp., Series C, 3.400%, 3/01/2050	20,143,226

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — continued
$2,355,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	$2,718,694
9,641,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	11,180,172
1,435,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	1,578,500
4,437,000	NRG Energy, Inc., 5.750%, 1/15/2028	4,847,423
8,915,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	8,860,717
10,400,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	11,088,069
1,250,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	1,489,517
2,970,000	Southern California Edison Co., 3.650%, 2/01/2050	3,373,363
850,000	Southern California Edison Co., 4.000%, 4/01/2047	998,408
1,060,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048	1,263,278
40,595,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	44,763,549
1,105,000	Vistra Operations Co. LLC, 4.300%, 7/15/2029, 144A	1,254,201

		192,757,806

	Finance Companies — 2.2%
1,245,000	Air Lease Corp., 2.250%, 1/15/2023	1,278,265
23,900,000	Air Lease Corp., 3.125%, 12/01/2030	24,879,409
2,235,000	Air Lease Corp., 3.250%, 10/01/2029	2,362,058
10,270,000	Air Lease Corp., 3.375%, 7/01/2025	11,044,337
345,000	Air Lease Corp., 4.625%, 10/01/2028	396,313
8,426,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	8,650,126
12,430,000	Aircastle Ltd., 4.125%, 5/01/2024	13,146,458
8,070,000	Aircastle Ltd., 4.400%, 9/25/2023	8,551,453
8,160,000	Aircastle Ltd., 5.000%, 4/01/2023	8,697,781
6,700,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	6,832,814
7,510,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	8,314,077
9,530,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A	11,234,236
3,460,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	4,129,669
3,425,000	Navient Corp., 5.000%, 3/15/2027	3,454,969
50,000	Navient Corp., 5.875%, 10/25/2024	53,125
35,000	Navient Corp., 6.500%, 6/15/2022	37,038
145,000	Navient Corp., 6.750%, 6/15/2026	157,506
370,000	Navient Corp., 7.250%, 9/25/2023	405,513
20,000	Navient Corp., MTN, 6.125%, 3/25/2024	21,350
165,000	Navient Corp., MTN, 7.250%, 1/25/2022	172,425
7,805,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	8,331,837
3,645,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	3,717,900
4,955,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	5,140,813

		131,009,472

	Financial Other — 0.1%
2,415,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,508,581
3,182,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,411,104

		5,919,685

	Food & Beverage — 2.6%
2,040,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	2,652,470
14,470,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	18,264,900
6,002,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 4/15/2048	7,594,939
	Food & Beverage — continued
15,285,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050	17,009,067
4,910,000	JBS USA LUX S.A./JBS USA Finance, Inc., 6.750%, 2/15/2028, 144A	5,516,385
10,660,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.500%, 1/15/2030, 144A	12,245,782
25,875,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	27,884,711
6,470,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	7,044,277
9,535,000	PepsiCo, Inc., 1.700%, 10/06/2021	9,626,525
45,980,000	PepsiCo, Inc., 2.000%, 4/15/2021	46,145,795
1,920,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	2,031,508

		156,016,359

	Government Owned – No Guarantee — 0.6%
4,000,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	3,893,560
8,080,000	Equinor ASA, 3.700%, 4/06/2050	9,737,553
20,145,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	20,428,391

		34,059,504

	Government Sponsored — 0.1%
6,130,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	7,769,775

	Health Insurance — 0.0%
565,000	Centene Corp., 4.625%, 12/15/2029	627,269

	Healthcare — 1.8%
19,420,000	Cigna Corp., 4.375%, 10/15/2028	23,472,700
1,261,000	Cigna Corp., 7.875%, 5/15/2027	1,715,425
7,210,000	CVS Health Corp., 3.250%, 8/15/2029	8,120,151
685,000	Encompass Health Corp., 4.750%, 2/01/2030	733,806
8,810,000	HCA, Inc., 4.125%, 6/15/2029	10,220,319
16,050,000	HCA, Inc., 4.500%, 2/15/2027	18,669,390
22,730,000	HCA, Inc., 5.250%, 6/15/2049	30,021,696
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,821,267
1,592,000	HCA, Inc., 7.500%, 11/06/2033	2,212,880
1,295,000	HCA, Inc., 7.690%, 6/15/2025	1,554,000
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,988,400
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,965,390

		109,495,424

	Home Construction — 0.1%
2,450,000	Lennar Corp., 4.750%, 11/29/2027	2,895,410
560,000	Lennar Corp., 4.875%, 12/15/2023	618,800
55,000	Lennar Corp., 5.000%, 6/15/2027	64,763
2,755,000	MDC Holdings, Inc., 6.000%, 1/15/2043	3,693,201

		7,272,174

	Independent Energy — 1.1%
3,195,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	3,353,116
9,925,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	10,424,312
16,455,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	17,824,841
9,310,000	Continental Resources, Inc., 3.800%, 6/01/2024	9,613,599
10,475,000	Hess Corp., 4.300%, 4/01/2027	11,548,398
4,675,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	5,120,107
6,090,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	6,357,595

		64,241,968

	Integrated Energy — 0.9%
52,303,000	Shell International Finance BV, 1.875%, 5/10/2021	52,601,282

	Life Insurance — 3.7%
5,653,000	American International Group, Inc., 4.200%, 4/01/2028	6,710,829
21,550,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	21,566,206

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Life Insurance — continued
$7,385,000	Athene Holding Ltd., 3.500%, 1/15/2031	$7,804,532
8,255,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	9,956,933
19,600,000	Fidelity & Guaranty Life Holdings, Inc., 5.500%, 5/01/2025, 144A	22,873,200
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,252,351
2,565,000	Massachusetts Mutual Life Insurance Co., 3.375%, 4/15/2050, 144A	2,802,036
5,895,000	Metropolitan Life Global Funding I, 3-month LIBOR + 0.230%, 0.460%, 1/08/2021, 144A(b)	5,895,157
30,030,000	Metropolitan Life Global Funding I, 3.375%, 1/11/2022, 144A	30,923,307
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	12,158,037
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(d)(e)	46,341,871
5,760,000	New York Life Insurance Co., 3.750%, 5/15/2050, 144A	6,890,306
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(d)(e)	8,869,039
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,683,134
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A(d)(e)	20,881,896

		222,608,834

	Local Authorities — 0.3%
14,455,000	Province of Quebec Canada, 0.600%, 7/23/2025	14,515,422

	Lodging — 0.0%
1,795,000	Marriott International, Inc., 4.625%, 6/15/2030	2,106,395

	Media Entertainment — 1.2%
23,830,000	Discovery Communications LLC, 4.650%, 5/15/2050	29,805,250
265,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	271,956
3,225,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	3,386,250
1,530,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	1,637,100
4,640,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	4,953,014
245,000	Netflix, Inc., 4.875%, 4/15/2028	276,287
2,625,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	3,018,750
870,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	1,025,513
2,700,000	ViacomCBS, Inc., 4.200%, 6/01/2029	3,229,800
3,010,000	ViacomCBS, Inc., 4.200%, 5/19/2032	3,627,492
18,215,000	ViacomCBS, Inc., 4.950%, 1/15/2031	22,862,158

		74,093,570

	Metals & Mining — 3.1%
550,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	575,129
6,260,000	Anglo American Capital PLC, 4.000%, 9/11/2027, 144A	7,188,357
34,334,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	40,316,085
8,785,000	Anglo American Capital PLC, 4.750%, 4/10/2027, 144A	10,363,187
3,130,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A	3,137,825
11,990,000	ArcelorMittal S.A., 7.000%, 3/01/2041	16,523,163
5,890,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	6,390,650
2,930,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	3,113,125
1,975,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	2,167,563
5,760,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	7,207,200
1,770,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	2,203,650
	Metals & Mining — continued
7,688,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	8,690,131
39,092,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	44,220,182
11,700,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	12,874,600
4,280,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	4,727,516
1,855,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030	1,905,873
395,000	Steel Dynamics, Inc., 3.250%, 1/15/2031	441,707
14,125,000	Steel Dynamics, Inc., 3.450%, 4/15/2030	15,989,320

		188,035,263

	Midstream — 2.5%
22,495,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	25,042,863
650,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	702,000
7,000,000	Energy Transfer Operating LP, 4.950%, 6/15/2028	8,068,299
36,405,000	Energy Transfer Operating LP, 5.250%, 4/15/2029	42,504,951
1,435,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	1,498,882
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	15,702,917
85,000	Kinder Morgan Energy Partners LP, 5.000%, 8/15/2042	99,704
375,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	456,731
14,040,000	MPLX LP, 4.250%, 12/01/2027	16,485,357
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	114,918
225,000	Plains All American Pipeline LP/PAA Finance Corp., 2.850%, 1/31/2023	232,991
2,890,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	3,106,897
7,365,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	7,246,418
6,870,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	7,123,565
620,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	658,003
12,445,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	14,750,779
8,405,000	Williams Cos., Inc. (The), 3.350%, 8/15/2022	8,741,480

		152,536,755

	Mortgage Related — 0.0%
1,204	FNMA, 6.000%, 7/01/2029	1,374

	Non-Agency Commercial Mortgage-Backed Securities — 0.8%
1,410,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	1,430,032
785,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	759,273
405,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.535%, 12/10/2044(a)	365,118
3,205,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.759%, 1/15/2034, 144A(b)	3,023,939
12,790,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	10,558,657
5,095,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(a)	5,327,230
9,406,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(a)	7,584,087

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,390,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(a)	$2,308,024
3,094,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	2,997,171
1,405,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 4.763%, 10/15/2046(a)	1,257,334
3,989,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class B, 5.200%, 6/15/2044, 144A(a)	3,978,486
3,456,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.477%, 6/15/2044, 144A(a)	2,122,142
6,706,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.888%, 5/10/2063, 144A(a)(d)(e)	3,107,873
1,290,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(a)	1,284,729
939,546	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.523%, 2/15/2044, 144A(a)	936,953
2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(a)	990,905
1,746,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.810%, 6/15/2045(a)	1,359,810
865,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.810%, 6/15/2045, 144A(a)	383,832

		49,775,595

	Paper — 0.6%
10,460,000	Suzano Austria GmbH, 3.750%, 1/15/2031	11,098,060
16,595,000	Weyerhaeuser Co., 4.000%, 4/15/2030	19,652,196
2,745,000	WRKCo, Inc., 3.000%, 6/15/2033	3,015,840

		33,766,096

	Pharmaceuticals — 1.5%
8,370,000	Merck & Co., Inc., 2.450%, 6/24/2050	8,666,038
2,459,000	Mylan, Inc., 5.200%, 4/15/2048	3,201,276
9,724,000	Mylan, Inc., 5.400%, 11/29/2043	12,942,897
3,100,000	Perrigo Finance UnLtd. Co., 3.150%, 6/15/2030	3,313,145
980,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	1,041,250
9,335,000	Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 7/21/2023	9,236,142
15,105,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	14,519,832
6,270,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	5,580,300
12,646,000	Utah Acquisition Sub, Inc., 5.250%, 6/15/2046	16,567,275
11,805,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	13,524,846

		88,593,001

	Property & Casualty Insurance — 0.4%
16,635,000	Fidelity National Financial, Inc., 3.400%, 6/15/2030	18,268,093
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	2,951,877
3,159,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	3,137,045
1,605,000	Travelers Cos., Inc. (The), 2.550%, 4/27/2050	1,689,575

		26,046,590

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	8,349,736

	REITs – Regional Malls — 0.2%
6,815,000	Simon Property Group LP, 2.650%, 7/15/2030	7,223,046
4,945,000	Simon Property Group LP, 3.800%, 7/15/2050	5,516,718

		12,739,764

	REITs – Shopping Centers — 0.1%
2,280,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	2,616,926

	Restaurants — 0.1%
2,375,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	2,604,188
1,890,000	Yum! Brands, Inc., 7.750%, 4/01/2025, 144A	2,093,175

		4,697,363

	Retailers — 1.1%
1,960,000	AutoNation, Inc., 4.750%, 6/01/2030	2,358,535
9,720,000	AutoZone, Inc., 3.625%, 4/15/2025	10,887,990
14,585,000	AutoZone, Inc., 4.000%, 4/15/2030	17,278,994
370,746	CVS Pass-Through Trust, 5.773%, 1/10/2033, 144A	436,064
392,236	CVS Pass-Through Trust, 6.036%, 12/10/2028	453,339
11,141,351	CVS Pass-Through Trust, Series 2013, 4.704%, 1/10/2036, 144A	12,621,702
1,168,350	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	1,279,694
5,620,000	Dollar General Corp., 3.500%, 4/03/2030	6,451,605
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	9,014,101
3,755,000	PVH Corp., 7.750%, 11/15/2023	4,399,658

		65,181,682

	Sovereigns — 0.5%
30,040,000	Mexico Government International Bond, 3.771%, 5/24/2061	31,398,108

	Supermarkets — 0.0%
325,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	465,625

	Technology — 4.8%
27,985,000	Avnet, Inc., 4.625%, 4/15/2026	31,676,746
1,300,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, 1/15/2028	1,432,870
10,158,000	Broadcom, Inc., 4.150%, 11/15/2030	11,760,549
17,895,000	Broadcom, Inc., 4.300%, 11/15/2032	21,214,326
31,450,000	Broadcom, Inc., 4.750%, 4/15/2029	37,511,104
12,400,000	Broadcom, Inc., 5.000%, 4/15/2030	15,073,588
1,620,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,595,700
3,900,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	4,109,040
3,950,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	4,206,750
10,115,000	Equinix, Inc., 2.150%, 7/15/2030	10,288,475
17,195,000	Equinix, Inc., 3.200%, 11/18/2029	18,876,101
4,610,000	Jabil, Inc., 3.000%, 1/15/2031	4,888,050
7,440,000	Jabil, Inc., 4.700%, 9/15/2022	7,926,428
16,735,000	KLA Corp., 5.650%, 11/01/2034	22,564,124
25,479,000	Micron Technology, Inc., 4.663%, 2/15/2030	31,266,472
10,622,000	Micron Technology, Inc., 5.327%, 2/06/2029	13,286,913
3,980,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	4,388,157
2,225,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	2,523,183
1,055,000	Open Text Corp., 3.875%, 2/15/2028, 144A	1,097,179
1,015,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	1,079,757
25,480,000	Oracle Corp., 3.600%, 4/01/2050	29,686,328

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$970,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	$1,035,979
9,135,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	10,977,720

		288,465,539

	Transportation Services — 0.2%
9,670,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	10,377,686

	Treasuries — 12.8%
267,555,000	U.S. Treasury Note, 0.125%, 4/30/2022	267,617,710
173,275,000	U.S. Treasury Note, 0.125%, 6/30/2022	173,302,074
119,815,000	U.S. Treasury Note, 0.125%, 12/31/2022	119,829,041
209,930,000	U.S. Treasury Note, 0.375%, 3/31/2022	210,594,231

		771,343,056

	Wireless — 1.8%
21,805,000	American Tower Corp., 2.100%, 6/15/2030	22,380,814
2,295,000	Crown Castle International Corp., 2.250%, 1/15/2031	2,380,692
3,725,000	Crown Castle International Corp., 3.300%, 7/01/2030	4,169,314
22,660,000	Crown Castle International Corp., 3.650%, 9/01/2027	25,582,808
6,615,000	Crown Castle International Corp., 4.000%, 3/01/2027	7,597,027
730,000	Crown Castle International Corp., 4.150%, 7/01/2050	884,643
610,000	Sprint Capital Corp., 6.875%, 11/15/2028	804,273
1,545,000	Sprint Corp., 7.250%, 9/15/2021	1,607,573
36,385,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	42,141,107
980,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	1,001,888

		108,550,139

	Wirelines — 2.3%
9,487,000	AT&T, Inc., 3.500%, 9/15/2053, 144A	9,500,924
364,000	AT&T, Inc., 3.550%, 9/15/2055, 144A	362,764
20,495,000	AT&T, Inc., 3.650%, 6/01/2051	21,460,171
515,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	520,015
3,245,000	AT&T, Inc., 3.800%, 12/01/2057, 144A	3,390,820
61,415,000	AT&T, Inc., 4.300%, 2/15/2030	73,362,515
857,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	895,081
20,585,000	Telefonica Emisiones S.A., 5.520%, 3/01/2049	27,562,286

		137,054,576

	Total Non-Convertible Bonds (Identified Cost $4,967,750,678)	5,453,191,355

Convertible Bonds — 1.3%
	Airlines — 0.1%
2,865,000	Southwest Airlines Co., 1.250%, 5/01/2025	4,161,413

	Cable Satellite — 0.3%
9,050,000	DISH Network Corp., 2.375%, 3/15/2024	8,433,965
13,110,000	DISH Network Corp., 3.375%, 8/15/2026	12,496,867

		20,930,832

	Consumer Cyclical Services — 0.1%
3,845,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	3,933,584

	Diversified Manufacturing — 0.1%
5,165,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	5,219,082

	Electric — 0.1%
4,030,000	NRG Energy, Inc., 2.750%, 6/01/2048	4,579,289

	Healthcare — 0.1%
6,355,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	7,611,414

	Pharmaceuticals — 0.4%
5,120,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	5,494,207
13,985,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	14,614,325
3,445,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	4,753,318

		24,861,850

	Technology — 0.1%
3,925,000	Shift4 Payments, Inc., Zero Coupon, 12/15/2025, 144A	4,789,618

	Total Convertible Bonds (Identified Cost $72,996,585)	76,087,082

Municipals — 0.1%
	Virginia — 0.1%
7,515,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $7,253,731)	7,862,719

	Total Bonds and Notes (Identified Cost $5,048,000,994)	5,537,141,156

Collateralized Loan Obligations — 3.8%
14,785,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.650%, 1.868%, 7/20/2031, 144A(b)	14,768,250
5,715,000	Allegro CLO I Ltd., Series 2013-1A, Class BR, 3-month LIBOR + 2.450%, 2.664%, 1/30/2026, 144A(b)	5,714,024
4,650,000	Allegro CLO VIII Ltd., Series 2018-2A, Class B1, 3-month LIBOR + 1.670%, 1.907%, 7/15/2031, 144A(b)	4,560,214
4,075,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3-month LIBOR + 1.500%, 1.737%, 10/15/2030, 144A(b)	4,044,116
2,774,916	Atrium XII, Series 12A, Class AR, 3-month LIBOR + 0.830%, 1.046%, 4/22/2027, 144A(b)	2,766,001
39,708	Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3-month LIBOR + 1.100%, 1.315%, 4/25/2026, 144A(b)	39,698
2,240,000	Battalion CLO XIV Ltd., Series 2019-14A, Class B1, 3-month LIBOR + 2.100%, 2.318%, 4/20/2032, 144A(b)	2,251,086
6,995,000	Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class BR, 3-month LIBOR + 1.550%, 1.768%, 7/18/2027, 144A(b)	6,991,907
3,339,042	Black Diamond CLO Ltd., Series 2013-1A, Class BR, 3-month LIBOR + 2.500%, 2.718%, 2/06/2026, 144A(b)	3,336,061
2,525,000	Canyon CLO Ltd., Series 2018-1A, Class B, 3-month LIBOR + 1.700%, 1.937%, 7/15/2031, 144A(b)	2,508,040
6,500,000	CIFC Funding Ltd., Series 2014-5A, Class BR2, 3-month LIBOR + 1.800%, 2.018%, 10/17/2031, 144A(b)	6,536,477
2,331,808	CVP Cascade CLO Ltd., Series 2014-2A, Class A1R, 3-month LIBOR + 1.200%, 1.418%, 7/18/2026, 144A(b)	2,331,484
3,335,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.400%, 1.637%, 1/15/2031, 144A(b)	3,287,643

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
Collateralized Loan Obligations — continued
$1,030,000	Dryden 86 CLO Ltd., Series 2020-86A, Class B, 3-month LIBOR + 2.200%, 2.434%, 7/17/2030, 144A(b)	$1,032,752
2,422,818	Elevation CLO Ltd., Series 2015-4A, Class AR, 3-month LIBOR + 0.990%, 1.208%, 4/18/2027, 144A(b)	2,422,819
1,150,351	Flatiron CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.890%, 1.127%, 4/15/2027, 144A(b)	1,150,010
5,405,000	Goldentree Loan Management U.S CLO 3 Ltd., Series 2018-3A, Class B1, 3-month LIBOR + 1.550%, 1.768%, 4/20/2030, 144A(b)	5,323,525
5,490,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class B1R, 3-month LIBOR + 1.700%, 1.916%, 10/22/2025, 144A(b)	5,477,438
13,735,000	Hayfin US XII Ltd, Series 2018-8A, Class B, 3-month LIBOR + 1.480%, 1.698%, 4/20/2031, 144A(b)	13,520,575
1,000,000	Jamestown CLO IX Ltd., Series 2016-9A, Class A2R, 3-month LIBOR + 1.850%, 2.068%, 10/20/2028, 144A(b)	989,919
6,512,487	Jamestown CLO VII Ltd., Series 2015-7A, Class A1R, 3-month LIBOR + 0.830%, 1.045%, 7/25/2027, 144A(b)	6,481,260
417,434	Limerock CLO III LLC, Series 2014-3A, Class A1R, 3-month LIBOR + 1.200%, 1.418%, 10/20/2026, 144A(b)	417,406
4,475,000	Madison Park Funding XII Ltd., Series 2014-12A, Class CR, 3-month LIBOR + 2.350%, 2.568%, 7/20/2026, 144A(b)	4,468,264
13,180,000	Madison Park Funding XIV Ltd., Series 2014-14A, Class BRR, 3-month LIBOR + 1.700%, 1.916%, 10/22/2030, 144A(b)	13,081,487
2,770,000	Madison Park Funding XVI Ltd., Series 2015-16A, Class A2R, 3-month LIBOR + 1.900%, 2.118%, 4/20/2026, 144A(b)	2,767,326
1,450,000	Marble Point CLO X Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.037%, 10/15/2030, 144A(b)	1,427,720
7,275,000	Marble Point CLO XIV Ltd., Series 2018-2A, Class A1, 3-month LIBOR + 1.330%, 1.548%, 1/20/2032, 144A(b)	7,259,858
10,868,676	Mountain View CLO X Ltd., Series 2015-10A, Class AR, 3-month LIBOR + 0.820%, 1.044%, 10/13/2027, 144A(b)	10,807,743
14,755,000	OCP CLO Ltd., Series 2020-8RA, Class A2, 3-month LIBOR + 1.550%, 0.000%, 1/17/2032, 144A(b)(c)(d)(e)	14,755,000
8,816,295	OCP CLO Ltd., Series 2015-10A, Class A1R, 3-month LIBOR + 0.820%, 1.035%, 10/26/2027, 144A(b)	8,796,299
8,705,000	OCP CLO Ltd., Series 2015-8A, Class A2AR, 3-month LIBOR + 1.450%, 1.668%, 4/17/2027, 144A(b)	8,700,509
1,750,000	OCP CLO Ltd., Series 2015-9A, Class BR, 3-month LIBOR + 1.750%, 1.987%, 7/15/2027, 144A(b)	1,726,551
3,605,000	OZLM XXIV Ltd., Series 2019-24A, Class A2A, 3-month LIBOR + 2.250%, 2.468%, 7/20/2032, 144A(b)	3,617,731
1,551,988	Palmer Square Loan Funding Ltd., Series 2020-3A, Class A1, 3-month LIBOR + 1.700%, 1.918%, 7/20/2028, 144A(b)	1,560,907
Collateralized Loan Obligations — continued
6,959,020	Parallel Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.850%, 1.068%, 7/20/2027, 144A(b)	6,929,170
4,600,940	Recette CLO Ltd., Series 2015-1A, Class AR, 3-month LIBOR + 0.920%, 1.138%, 10/20/2027, 144A(b)	4,590,304
1,800,000	Recette CLO Ltd., Series 2015-1A, Class BR, 3-month LIBOR + 1.300%, 1.518%, 10/20/2027, 144A(b)	1,785,459
1,400,000	Recette CLO Ltd., Series 2015-1A, Class CR, 3-month LIBOR + 1.700%, 1.918%, 10/20/2027, 144A(b)	1,396,419
1,015,000	Regatta XV Funding Ltd., Series 2018-4A, Class A2, 3-month LIBOR + 1.850%, 2.065%, 10/25/2031, 144A(b)	1,008,954
3,870,013	Venture XII CLO Ltd., Series 2012-12A, Class ARR, 3-month LIBOR + 0.800%, 1.024%, 2/28/2026, 144A(b)	3,845,138
2,580,375	Venture XX CLO Ltd., Series 2015-20A, Class AR, 3-month LIBOR + 0.820%, 1.057%, 4/15/2027, 144A(b)	2,571,383
5,863,058	Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3-month LIBOR + 0.880%, 1.117%, 7/15/2027, 144A(b)	5,857,202
6,235,000	Voya CLO Ltd., Series 2018-3A, Class B, 3-month LIBOR + 1.650%, 1.887%, 10/15/2031, 144A(b)	6,234,980
3,335,000	Voya CLO Ltd., Series 2013-3A, Class A2RR, 3-month LIBOR + 1.700%, 1.918%, 10/18/2031, 144A(b)	3,276,942
141,894	Voya CLO Ltd., Series 2014-3A, Class A1R, 3-month LIBOR + 0.720%, 0.935%, 7/25/2026, 144A(b)	141,452
14,756,924	Zais CLO 6 Ltd., Series 2017-1A, Class A1, 3-month LIBOR + 1.370%, 1.607%, 7/15/2029, 144A(b)	14,633,359

	Total Collateralized Loan Obligations (Identified Cost $223,509,095)	227,190,862

Shares
Preferred Stocks — 0.9%
	Banking — 0.5%
8,763	Bank of America Corp., Series L, 7.250%	13,307,317
10,730	Wells Fargo & Co., Class A, Series L, 7.500%	16,287,067

		29,594,384

	Electric — 0.1%
113,793	NextEra Energy, Inc., 5.279%	5,785,236

	Energy — 0.0%
40,860	Chesapeake Energy Corp., 5.000%(c)(d)(f)(g)	—

	Food & Beverage — 0.2%
138,889	Bunge Ltd., 4.875%	15,108,904

	Healthcare — 0.1%
55,158	Boston Scientific Corp., Series A, 5.500%	6,043,662

	Total Preferred Stocks (Identified Cost $54,907,364)	56,532,186

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 2.9%
$172,892,299	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $172,892,299 on 1/04/2021 collateralized by $176,350,201 U.S. Treasury Note, 0.125% due 12/31/2022 valued at $176,350,201 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $172,892,299)	$172,892,299

	Total Investments — 99.5% (Identified Cost $5,499,309,752)	5,993,756,503
	Other assets less liabilities — 0.5%	31,005,541

	Net Assets — 100.0%	$6,024,762,044

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(b)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Illiquid security. (Unaudited)
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $115,550,245 or 1.9% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Non-income producing security.
(g)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of this security amounted to $0. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $2,134,096,969 or 35.4% of net assets.
ABS	Asset-Backed Securities
ARS	Auction Rate Security
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SLM	Sallie Mae

Industry Summary at December 31, 2020

Treasuries	12.8%
Banking	8.5
ABS Car Loan	6.3
ABS Home Equity	5.3
Technology	4.9
Life Insurance	3.7
Aerospace & Defense	3.6
Electric	3.4
Metals & Mining	3.1
ABS Other	3.0
Food & Beverage	2.8
Cable Satellite	2.5
Midstream	2.5
Wirelines	2.3
Finance Companies	2.2
Healthcare	2.0
Automotive	2.0
Consumer Cyclical Services	2.0
Other Investments, less than 2% each	19.9
Collateralized Loan Obligations	3.8
Short-Term Investments	2.9

Total Investments	99.5
Other assets less liabilities	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 70.4% of Net Assets
Non-Convertible Bonds — 67.5%
	ABS Car Loan — 5.5%
$2,590,000	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026, 144A	$2,686,433
2,660,000	American Credit Acceptance Receivables Trust, Series 2020-4, Class D, 1.770%, 12/14/2026, 144A	2,679,686
2,805,000	AmeriCredit Automobile Receivables Trust, Series 2018-2, Class D, 4.010%, 7/18/2024(a)	2,971,634
3,845,000	AmeriCredit Automobile Receivables Trust, Series 2018-3, Class D, 4.040%, 11/18/2024(a)	4,091,975
715,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class D, 2.130%, 3/18/2026	739,577
1,210,000	Avid Automobile Receivables Trust, Series 2019-1, Class C, 3.140%, 7/15/2026, 144A(a)	1,234,439
1,035,000	Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026, 144A	1,041,627
845,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A(a)	865,693
1,785,000	California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.330%, 4/15/2025(a)	1,856,740
135,000	CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024(a)	139,604
1,435,000	CarMax Auto Owner Trust, Series 2018-2, Class D, 3.990%, 4/15/2025(a)	1,486,236
1,125,000	CarMax Auto Owner Trust, Series 2018-4, Class D, 4.150%, 4/15/2025	1,186,709
2,350,000	CarMax Auto Owner Trust, Series 2019-1, Class D, 4.040%, 8/15/2025	2,470,020
525,000	Credit Acceptance Auto Loan Trust, Series 2017-3A, Class C, 3.480%, 10/15/2026, 144A(a)	529,518
1,205,000	Credit Acceptance Auto Loan Trust, Series 2018-2A, Class C, 4.160%, 9/15/2027, 144A(a)	1,236,340
4,745,000	Credit Acceptance Auto Loan Trust, Series 2019-1A, Class C, 3.940%, 6/15/2028, 144A(a)	4,959,980
1,180,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030, 144A(a)	1,198,271
195,000	Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024(a)	201,848
2,395,000	Drive Auto Receivables Trust, Series 2018-5, Class D, 4.300%, 4/15/2026(a)	2,528,567
1,330,000	Drive Auto Receivables Trust, Series 2019-1, Class D, 4.090%, 6/15/2026(a)	1,393,132
1,655,000	DT Auto Owner Trust, Series 2019-2A, Class D, 3.480%, 2/18/2025, 144A(a)	1,709,728
1,110,000	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026, 144A	1,130,596
1,265,000	Exeter Automobile Receivables Trust, Series 2020-2A, Class D, 4.730%, 4/15/2026, 144A(a)	1,374,245
800,000	Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.320%, 7/15/2025(a)	804,167
635,000	First Investors Auto Owner Trust , Series 2019-2A, Class D, 2.800%, 12/15/2025, 144A	653,213
1,475,000	First Investors Auto Owner Trust , Series 2019-2A, Class E, 3.880%, 1/15/2026, 144A	1,507,764
3,305,000	Flagship Credit Auto Trust, Series 2019-2, Class D, 3.530%, 5/15/2025, 144A(a)	3,483,878
	ABS Car Loan — continued
1,165,822	GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023, 144A(a)	1,184,845
5,030,000	GLS Auto Receivables Trust, Series 2019-2A, Class C, 3.540%, 2/18/2025, 144A(a)	5,254,335
4,540,000	GLS Auto Receivables Trust, Series 2020-3A, Class C, 1.920%, 5/15/2025, 144A(a)	4,630,877
2,590,000	NextGear Floorplan Master Owner Trust, Series 2018-1A, Class A1, 1-month LIBOR + 0.640%, 0.799%, 2/15/2023, 144A(a)(b)	2,591,183
910,000	Prestige Auto Receivables Trust, Series 2019-1A, Class E, 3.900%, 5/15/2026, 144A	937,299
3,210,000	Santander Drive Auto Receivables Trust, Series 2020-1, Class D, 5.350%, 3/15/2028(a)	3,576,730
4,140,000	Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.220%, 7/15/2025(a)	4,305,327
1,140,000	Santander Drive Auto Receivables Trust, Series 2020-2, Class D, 2.220%, 9/15/2026(a)	1,174,352
353,000	Tidewater Auto Receivables Trust, Series 2018-AA, Class D, 4.300%, 11/15/2024, 144A(a)	361,226
1,675,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026, 144A	1,694,999

		71,872,793

	ABS Credit Card — 0.6%
640,000	Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023, 144A(a)	642,891
6,995,000	World Financial Network Credit Card Master Trust, Series 2019-C, Class M, 2.710%, 7/15/2026(a)	7,215,579

		7,858,470

	ABS Home Equity — 6.9%
958,144	Ajax Mortgage Loan Trust, Series 2017-B, Class A, 3.163%, 9/25/2056, 144A(a)(c)	960,411
237,740	Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034(a)	245,319
270,396	Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034(a)	279,374
370,569	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	375,647
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A(a)	327,540
2,170,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A(a)	2,407,805
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A(a)	1,344,685
3,138,000	American Homes 4 Rent, Series 2015-SFR1, Class E, 5.639%, 4/17/2052, 144A(a)	3,491,512
401,923	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	403,783
421,987	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	458,427
219,940	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034	220,138
1,506,179	Bayview Opportunity Master Fund V Trust, Series 2020-RN3, Class A1, 3.228%, 9/25/2035, 144A(c)	1,520,299
1,084,489	Citigroup Mortgage Loan Trust, Series 2018-A, Class A1, 4.000%, 1/25/2068, 144A(c)	1,089,136
2,564,531	Citigroup Mortgage Loan Trust, Series 2018-C, Class A1, 4.125%, 3/25/2059, 144A(c)	2,564,740

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,984,376	Citigroup Mortgage Loan Trust, Series 2019-B, Class A1, 3.258%, 4/25/2066, 144A(c)	$2,025,429
3,835,455	Citigroup Mortgage Loan Trust, Series 2019-E, Class A1, 3.228%, 11/25/2070, 144A(a)(c)	3,854,034
496,989	Colony American Finance Ltd., Series 2016-1, Class C, 4.638%, 6/15/2048, 144A(a)(c)	496,391
1,304,000	Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2, 1-month LIBOR + 2.050%, 2.198%, 1/25/2040, 144A(b)	1,297,090
1,830,000	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052, 144A(a)	1,958,812
1,340,000	Corevest American Finance Trust, Series 2020-4, Class C, 2.250%, 12/15/2052, 144A	1,348,070
395,025	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033(a)	411,388
657,790	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034	688,974
45,426	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.967%, 9/20/2034(a)(c)	44,549
4,055,000	Credit Suisse Mortgage Trust, Series 2018-RPL8, Class A2, 4.164%, 7/25/2058, 144A(c)	4,055,750
2,479,844	Credit Suisse Mortgage Trust, Series 2019-RP10, Class A1, 3.089%, 12/26/2059, 144A(c)	2,486,691
1,844,656	Credit Suisse Mortgage Trust, Series 2020-RPL3, Class A1, 2.691%, 3/25/2060, 144A(c)	1,846,592
162,259	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033(a)	167,522
448,271	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1-month LIBOR + 0.330%, 0.482%, 9/19/2045(b)	336,473
1,236,688	Dukinfield II PLC, Series 2, Class A, GBP 3-month LIBOR + 1.250%, 1.284%, 12/20/2052, (GBP)(a)(b)	1,696,572
1,097,613	Federal National Mortgage Association Connecticut Avenue Securities, Series 2017-C05, Class 1M2, 1-month LIBOR + 2.200%, 2.348%, 1/25/2030(b)	1,096,226
1,715,000	FirstKey Homes Trust, Series 2020-SFR1, Class E, 2.791%, 8/17/2037, 144A	1,747,569
4,165,000	FirstKey Homes Trust, Series 2020-SFR2, Class E, 2.668%, 10/19/2037, 144A	4,153,530
112,468	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-DNA1, Class M2, 1-month LIBOR + 1.800%, 1.948%, 7/25/2030(b)	111,509
4,435,000	GCAT LLC, Series 2020-4, Class A1, 2.611%, 12/25/2025, 144A(c)	4,434,446
522,341	IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A5, 1-month LIBOR + 1.220%, 1.368%, 9/25/2034(b)	491,994
2,245,066	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1, 1-month LIBOR + 0.420%, 0.568%, 2/25/2046(b)	1,799,570
1,080,838	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	1,142,645
3,233,746	Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058, 144A(c)	3,254,715
2,130,251	Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, 3.750%, 4/25/2059, 144A(c)	2,150,248
1,929,323	Legacy Mortgage Asset Trust, Series 2020-GS1, Class A1, 2.882%, 10/25/2059, 144A(c)	1,935,224
839,108	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A	845,074
	ABS Home Equity — continued
386,176	Lehman XS Trust, Series 2006-2N, Class 1A1, 1-month LIBOR + 0.520%, 0.668%, 2/25/2046(b)	346,437
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 3.375%, 5/25/2034(a)(c)	181,345
253,435	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(a)	261,175
223,039	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(a)	229,357
282,721	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(a)	293,413
751,617	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	777,126
43,190	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 2.403%, 5/25/2036(a)(c)	43,338
368,514	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035	325,623
753,969	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	750,279
1,565,673	Preston Ridge Partners Mortgage LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024, 144A(c)	1,568,258
3,395,174	Preston Ridge Partners Mortgage LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025, 144A(a)(c)	3,402,749
5,598,650	Preston Ridge Partners Mortgage LLC, Series 2020-5, Class A1, 3.104%, 11/25/2025, 144A(c)	5,632,153
564,000	Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/2035, 144A	573,512
715,000	Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/2035, 144A	731,767
2,398,000	Progress Residential Trust, Series 2019-SFR1, Class E, 4.466%, 8/17/2035, 144A	2,471,824
1,005,000	Progress Residential Trust, Series 2019-SFR3, Class D, 2.871%, 9/17/2036, 144A	1,019,101
785,000	Progress Residential Trust, Series 2020-SFR3, Class E, 2.296%, 10/17/2027, 144A	785,910
1,452,009	RCO V Mortgage LLC, Series 2020-1, Class A1, 3.105%, 9/25/2025, 144A(c)	1,454,553
2,589,997	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1-month LIBOR + 0.310%, 0.458%, 7/25/2035(b)	1,877,605
545,893	Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500%, 11/25/2060, 144A(a)(c)	547,149
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038, 144A	1,074,409
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039, 144A	1,158,375
3,231,004	Vericrest Opportunity Loan Trust, Series 2019-NPL5, Class A1A, 3.352%, 9/25/2049, 144A(c)	3,235,141
1,022,543	Vericrest Opportunity Loan Trust, Series 2019-NPL9, Class A1A, 3.327%, 11/26/2049, 144A(c)	1,025,471

		91,331,973

	ABS Other — 4.9%
634,706	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033, 144A	648,580
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(c)	930,532
350,000	Ascentium Equipment Receivables Trust, Series 2017-2A, Class C, 2.870%, 8/10/2022, 144A(a)	355,614

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$937,398	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A, 4.213%, 12/16/2041, 144A(a)(c)	$893,373
1,266,094	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682%, 12/16/2041, 144A(a)(c)	1,102,680
250,000	CCG Receivables Trust, Series 2018-1, Class C, 3.420%, 6/16/2025, 144A(a)	252,501
580,000	Chesapeake Funding II LLC, Series 2017-2A, Class D, 3.710%, 5/15/2029, 144A	582,879
775,000	Chesapeake Funding II LLC, Series 2017-4A, Class D, 3.260%, 11/15/2029, 144A	785,742
790,000	Chesapeake Funding II LLC, Series 2018-1A, Class C, 3.570%, 4/15/2030, 144A(a)	806,406
2,125,000	Chesapeake Funding II LLC, Series 2018-1A, Class D, 3.920%, 4/15/2030, 144A	2,169,425
281,432	Diamond Resorts Owner Trust, Series 2017-1A, Class C, 6.070%, 10/22/2029, 144A	287,000
1,106,483	Diamond Resorts Owner Trust, Series 2018-1, Class C, 4.530%, 1/21/2031, 144A	1,132,694
1,513,262	Diamond Resorts Owner Trust, Series 2019-1, Class B, 3.530%, 2/20/2032, 144A(a)	1,550,105
3,100,000	Fairstone Financial Issuance Trust I, Series 2019-1A, Class A, 3.948%, 3/21/2033, 144A, (CAD)(a)	2,457,083
2,267,063	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)(f)(g)	765,157
1,027,860	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)(f)(g)	138,946
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)(g)(h)	—
659,470	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(d)(e)(i)	571,140
472,942	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032, 144A(a)	493,047
4,460,362	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038, 144A(a)	4,308,370
975,000	HPEFS Equipment Trust, Series 2020-1A, Class D, 2.260%, 2/20/2030, 144A(a)	984,436
5,900,000	HPEFS Equipment Trust, Series 2020-2A, Class D, 2.790%, 7/22/2030, 144A(a)	5,979,845
2,073,047	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038, 144A(a)	1,919,972
1,244,019	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043, 144A(a)	1,185,515
1,712,048	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043, 144A	1,422,198
472,165	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037, 144A	501,579
464,106	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036, 144A(a)	472,358
3,120,000	OneMain Financial Issuance Trust, Series 2015-3A, Class B, 4.160%, 11/20/2028, 144A(a)	3,124,954
3,230,000	OneMain Financial Issuance Trust, Series 2019-1A, Class D, 4.220%, 2/14/2031, 144A(a)	3,337,584
1,110,000	OneMain Financial Issuance Trust, Series 2020-1A, Class B, 4.830%, 5/14/2032, 144A(a)	1,187,243
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035, 144A(a)	1,044,272
	ABS Other — continued
3,980,000	Republic Finance Issuance Trust, Series 2019-A, Class A, 3.430%, 11/22/2027, 144A(a)	4,041,936
4,026,636	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A(a)	3,907,224
3,718,000	SCF Equipment Trust LLC, Series 2018-1A, Class C, 4.210%, 4/20/2027, 144A(a)	3,747,422
523,313	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037, 144A	534,092
580,000	SoFi Consumer Loan Program Trust, Series 2018-1, Class B, 3.650%, 2/25/2027, 144A(a)	596,654
1,690,000	SoFi Consumer Loan Program Trust, Series 2018-2, Class B, 3.790%, 4/26/2027, 144A(a)	1,726,737
1,010,000	SoFi Consumer Loan Program Trust, Series 2018-4, Class C, 4.170%, 11/26/2027, 144A(a)	1,035,213
3,783,546	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037, 144A(a)	3,811,465
533,846	Sprite Ltd., Series 2017-1, Class A, 4.250%, 12/15/2037, 144A	503,875
1,021,957	Sprite Ltd., Series 2017-1, Class B, 5.750%, 12/15/2037, 144A	777,000
424,637	Textainer Marine Containers VII Ltd., Series 2020-1A, Class A, 2.730%, 8/21/2045, 144A(a)	436,300
1,037,652	Wave LLC, Series 2017-1A, Class B, 5.682%, 11/15/2042, 144A	821,590
809,466	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045, 144A(a)	691,737

		64,022,475

	ABS Student Loan — 1.2%
2,307,071	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041, 144A(a)	2,383,862
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068, 144A(a)	3,510,926
1,035,000	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042, 144A(a)	1,056,393
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068, 144A(a)	721,735
840,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069, 144A(a)	847,502
639,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28-day ARS, 3.180%, 6/15/2032(a)(b)	635,305
1,814,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 3.200%, 3/15/2033(a)(c)	1,802,022
195,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28-day ARS, 3.658%, 3/15/2033(a)(b)	193,712
800,000	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043, 144A(a)	837,939
921,246	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1-month LIBOR + 0.750%, 0.909%, 10/15/2035, 144A(a)(b)	921,042

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Student Loan — continued
$190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042, 144A(a)	$202,128
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042, 144A(a)	537,696
569,421	SoFi Professional Loan Program LLC, Series 2016-A, Class B, 3.570%, 1/26/2038, 144A(a)	579,615
125,000	SoFi Professional Loan Program LLC, Series 2016-C, Class B, 3.350%, 5/25/2037, 144A(a)(c)	127,749
1,350,000	SoFi Professional Loan Program Trust, Series 2020-A, Class BFX, 3.120%, 5/15/2046, 144A(a)	1,395,108

		15,752,734

	ABS Whole Business — 1.8%
4,170,205	Adams Outdoor Advertising LP, Series 2018-1, Class A, 4.810%, 11/15/2048, 144A(a)	4,397,283
982,538	Arbys Funding LLC, Series 2020-1A, Class A2, 3.237%, 7/30/2050, 144A	1,000,788
1,650,150	Coinstar Funding LLC, Series 2017-1A, Class A2, 5.216%, 4/25/2047, 144A	1,609,343
493,750	DB Master Finance LLC, Series 2019-1A, Class A23, 4.352%, 5/20/2049, 144A	533,571
2,821,730	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A(a)	3,022,919
1,165,000	Hardee’s Funding LLC, Series 2020-1A, Class A2, 3.981%, 12/20/2050, 144A	1,195,096
1,178,865	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2I, 4.262%, 9/05/2048, 144A	1,175,741
2,687,850	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049, 144A	2,534,804
2,562,150	Stack Infrastructure Issuer LLC, Series 2019-1A, Class A2, 4.540%, 2/25/2044, 144A(a)	2,744,206
3,341,650	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A(a)	3,545,792
709,275	Wendy’s Funding LLC, Series 2019-1A, Class A2II, 4.080%, 6/15/2049, 144A	757,008
900,000	Wingstop Funding LLC, Series 2020-1A, Class A2, 2.841%, 12/05/2050, 144A	918,243

		23,434,794

	Aerospace & Defense — 3.1%
1,635,000	Boeing Co. (The), 2.250%, 6/15/2026	1,673,439
700,000	Boeing Co. (The), 2.950%, 2/01/2030	723,982
70,000	Boeing Co. (The), 3.100%, 5/01/2026	74,956
290,000	Boeing Co. (The), 3.250%, 2/01/2035	297,396
1,065,000	Boeing Co. (The), 3.375%, 6/15/2046	1,039,235
30,000	Boeing Co. (The), 3.550%, 3/01/2038	30,606
90,000	Boeing Co. (The), 3.625%, 3/01/2048	90,743
295,000	Boeing Co. (The), 3.650%, 3/01/2047	298,610
2,135,000	Boeing Co. (The), 3.750%, 2/01/2050	2,232,783
375,000	Boeing Co. (The), 3.825%, 3/01/2059	380,929
325,000	Boeing Co. (The), 3.850%, 11/01/2048	335,224
1,420,000	Boeing Co. (The), 3.900%, 5/01/2049	1,506,921
575,000	Boeing Co. (The), 3.950%, 8/01/2059	615,398
3,185,000	Boeing Co. (The), 5.150%, 5/01/2030(a)	3,854,651
1,105,000	Boeing Co. (The), 5.705%, 5/01/2040	1,433,981
8,950,000	Boeing Co. (The), 5.805%, 5/01/2050(a)	12,334,398
	Aerospace & Defense — continued
1,685,000	Boeing Co. (The), 5.930%, 5/01/2060	2,390,331
1,430,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,515,814
895,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	950,947
2,550,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	3,021,291
305,000	Spirit AeroSystems, Inc., 4.600%, 6/15/2028	301,569
2,580,000	Spirit AeroSystems, Inc., 7.500%, 4/15/2025, 144A	2,767,050
3,010,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	3,205,650

		41,075,904

	Airlines — 0.5%
6,644,106	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029(a)	6,179,018

	Automotive — 2.0%
1,775,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	1,816,047
2,960,000	FCE Bank PLC, EMTN, 0.869%, 9/13/2021, (EUR)	3,607,044
370,000	FCE Bank PLC, EMTN, 1.134%, 2/10/2022, (EUR)	450,881
1,580,000	FCE Bank PLC, EMTN, 1.875%, 6/24/2021, (EUR)	1,930,207
1,530,000	Ford Motor Co., 8.500%, 4/21/2023	1,722,030
1,800,000	Ford Motor Co., 9.000%, 4/22/2025	2,206,818
400,000	Ford Motor Co., 9.625%, 4/22/2030	564,500
655,000	Ford Motor Credit Co. LLC, 1.514%, 2/17/2023, (EUR)	797,638
2,530,000	General Motors Co., 5.400%, 4/01/2048	3,186,106
7,195,000	General Motors Co., 5.950%, 4/01/2049(a)	9,730,666

		26,011,937

	Banking — 2.6%
345,000	Ally Financial, Inc., 3.875%, 5/21/2024	378,032
325,000	Ally Financial, Inc., 4.625%, 3/30/2025	370,440
2,000,000	Ally Financial, Inc., 5.750%, 11/20/2025	2,328,483
44,570,000	Banco Hipotecario S.A., Argentina Deposit Rates Badlar Pvt Banks + 4.000%, 35.750%, 11/07/2022, 144A, (ARS)(b)	299,223
21,970,000	Banco Macro S.A., 17.500%, 5/08/2022, 144A, (ARS)	111,334
1,200,000	Banco Santander S.A., 2.749%, 12/03/2030(a)	1,236,872
4,460,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035(a)	4,832,588
685,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A(a)	691,850
1,430,000	Danske Bank A/S, (fixed rate to 12/20/2024, variable rate thereafter), 3.244%, 12/20/2025, 144A(a)	1,530,233
1,265,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	1,370,933
6,690,000	JPMorgan Chase & Co., (fixed rate to 3/24/2030, variable rate thereafter), 4.493%, 3/24/2031(a)	8,229,556
5,195,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A(a)	5,625,619
3,550,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A(a)	3,716,784
1,100,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A(a)	1,330,670
2,255,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	2,301,577

		34,354,194

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.9%
$1,915,000	Builders FirstSource, Inc., 6.750%, 6/01/2027, 144A	$2,077,220
3,360,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	3,684,240
1,725,000	Cemex SAB de CV, 5.450%, 11/19/2029, 144A	1,897,517
615,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	628,530
210,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	221,445
1,970,000	Standard Industries, Inc., 4.375%, 7/15/2030, 144A	2,107,368
805,000	Vulcan Materials Co., 3.500%, 6/01/2030(a)	924,632

		11,540,952

	Cable Satellite — 1.8%
5,670,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	5,974,366
1,585,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	1,682,081
1,050,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 5/01/2032, 144A	1,121,106
310,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A	339,838
1,610,000	CSC Holdings LLC, 4.125%, 12/01/2030, 144A	1,683,416
2,710,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	2,828,562
1,060,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	1,196,793
265,000	Sirius XM Radio, Inc., 4.625%, 7/15/2024, 144A	274,606
1,355,000	Sirius XM Radio, Inc., 5.000%, 8/01/2027, 144A	1,439,701
485,000	Sirius XM Radio, Inc., 5.375%, 7/15/2026, 144A	505,613
110,000	Sirius XM Radio, Inc., 5.500%, 7/01/2029, 144A	121,034
1,660,000	Virgin Media Finance PLC, 5.000%, 7/15/2030, 144A	1,722,250
1,225,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	1,272,469
1,725,000	Ziggo BV, 4.875%, 1/15/2030, 144A	1,813,009
1,545,000	Ziggo BV, 5.500%, 1/15/2027, 144A	1,612,594

		23,587,438

	Chemicals — 0.4%
1,910,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	1,960,138
470,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	485,867
2,305,000	Nutrition & Biosciences, Inc., 2.300%, 11/01/2030, 144A	2,374,201

		4,820,206

	Collateralized Mortgage Obligations — 0.1%
695,432	New Residential Mortgage Loan Trust, Series 2020-NPL2, Class A1, 3.228%, 8/25/2060, 144A(c)	701,037

	Construction Machinery — 0.4%
5,460,000	United Rentals North America, Inc., 4.000%, 7/15/2030	5,746,650

	Consumer Cyclical Services — 2.5%
3,325,000	Booking Holdings, Inc., 4.625%, 4/13/2030(a)	4,131,576
270,000	eBay, Inc., 4.000%, 7/15/2042(a)	307,399
6,190,000	Expedia Group, Inc., 3.250%, 2/15/2030	6,442,187
730,000	Expedia Group, Inc., 3.800%, 2/15/2028	784,117
1,375,000	Expedia Group, Inc., 4.625%, 8/01/2027, 144A	1,536,232
4,395,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	5,094,247
2,250,000	Expedia Group, Inc., 7.000%, 5/01/2025, 144A	2,479,976
515,000	Uber Technologies, Inc., 7.500%, 5/15/2025, 144A	556,313
265,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	288,188
4,580,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	5,038,000
5,160,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	5,631,469

		32,289,704

	Consumer Products — 0.1%
930,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A(a)	960,709

	Diversified Manufacturing — 0.2%
1,515,000	General Electric Co., 3.625%, 5/01/2030(a)	1,731,474
720,000	General Electric Co., 4.350%, 5/01/2050(a)	875,627

		2,607,101

	Electric — 2.0%
965,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	1,090,846
5,295,000	Calpine Corp., 3.750%, 3/01/2031, 144A	5,243,797
1,165,000	Calpine Corp., 5.125%, 3/15/2028, 144A	1,225,545
270,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030, 144A	311,697
480,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	528,000
1,075,000	NRG Energy, Inc., 5.750%, 1/15/2028	1,174,437
1,785,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	1,774,131
2,135,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	2,276,253
255,000	Pacific Gas & Electric Co., 4.950%, 7/01/2050	303,862
605,000	Southern California Edison Co., 3.650%, 2/01/2050(a)	687,166
170,000	Southern California Edison Co., 4.000%, 4/01/2047(a)	199,682
215,000	Southern California Edison Co., Series C, 4.125%, 3/01/2048(a)	256,231
10,765,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A(a)	11,870,418

		26,942,065

	Finance Companies — 4.2%
905,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.650%, 7/21/2027	983,439
2,430,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	2,617,304
2,745,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.500%, 9/15/2023(a)	2,976,191
1,140,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.500%, 7/15/2025	1,362,812
5,165,000	Air Lease Corp., 3.125%, 12/01/2030	5,376,659
2,755,000	Air Lease Corp., 3.375%, 7/01/2025(a)	2,962,722
6,000,000	Aircastle Ltd., 4.250%, 6/15/2026(a)	6,318,939
1,480,000	Aviation Capital Group LLC, 5.500%, 12/15/2024, 144A	1,638,460
5,205,000	FS KKR Capital Corp., 3.400%, 1/15/2026	5,172,712
5,755,000	GE Capital Funding LLC, 4.400%, 5/15/2030, 144A(a)	6,784,158
90,000	Navient Corp., 5.875%, 10/25/2024	95,625
5,000	OneMain Finance Corp., 6.875%, 3/15/2025	5,806
1,595,000	OneMain Finance Corp., 8.875%, 6/01/2025	1,804,344
4,160,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	4,219,565
5,865,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	6,260,888
2,095,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,136,900
3,790,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	3,932,125

		54,648,649

	Financial Other — 0.4%
2,595,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.750%, 9/15/2024	2,695,556
2,525,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	2,706,800
485,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	513,567

		5,915,923

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 0.9%
$3,256,000	Fomento Economico Mexicano SAB de CV, 3.500%, 1/16/2050(a)	$3,623,259
1,455,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	1,568,010
2,305,000	Kraft Heinz Foods Co., 4.875%, 10/01/2049, 144A	2,689,067
715,000	Kraft Heinz Foods Co., 5.000%, 6/04/2042	837,444
680,000	Lamb Weston Holdings, Inc., 4.875%, 5/15/2028, 144A	759,050
1,300,000	NBM U.S Holdings, Inc., 7.000%, 5/14/2026, 144A	1,415,388
1,135,000	Post Holdings, Inc., 5.750%, 3/01/2027, 144A	1,201,681
385,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	407,360

		12,501,259

	Gaming — 0.2%
2,670,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 3.875%, 2/15/2029, 144A	2,730,075

	Government Owned – No Guarantee — 1.8%
4,801,000,000	Financiera de Desarrollo Territorial S.A., 7.875%, 8/12/2024, 144A, (COP)(a)	1,496,315
12,050,000	Petroleos Mexicanos, 5.950%, 1/28/2031(a)	12,019,875
5,290,000	Petroleos Mexicanos, 6.625%, 6/15/2035(a)	5,237,100
4,075,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A(a)	4,132,325
1,770,000	YPF S.A., 6.950%, 7/21/2027, 144A	1,274,400

		24,160,015

	Government Sponsored — 0.1%
950,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	1,225,500

	Health Insurance — 0.0%
300,000	Centene Corp., 4.625%, 12/15/2029	333,063

	Healthcare — 0.5%
380,000	Encompass Health Corp., 4.750%, 2/01/2030	407,075
3,240,000	Hologic, Inc., 3.250%, 2/15/2029, 144A	3,296,700
735,000	IQVIA, Inc., 5.000%, 5/15/2027, 144A	781,323
890,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	932,275
340,000	Tenet Healthcare Corp., 4.875%, 1/01/2026, 144A	355,677
135,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	137,631
625,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	651,238
255,000	Tenet Healthcare Corp., 6.250%, 2/01/2027, 144A	270,300

		6,832,219

	Home Construction — 0.1%
1,361,000	Lennar Corp., 4.750%, 11/29/2027	1,608,430
310,000	Lennar Corp., 4.875%, 12/15/2023	342,550
30,000	Lennar Corp., 5.000%, 6/15/2027	35,325

		1,986,305

	Independent Energy — 1.0%
4,360,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	4,579,345
1,670,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	1,809,024
140,000	EQT Corp., 5.000%, 1/15/2029	147,605
1,300,000	Hess Corp., 5.600%, 2/15/2041	1,586,465
1,790,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	1,960,426
1,295,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,459,038
62,000	Occidental Petroleum Corp., 2.700%, 2/15/2023	61,941
885,000	Occidental Petroleum Corp., 2.900%, 8/15/2024	851,812
	Independent Energy — continued
340,000	Occidental Petroleum Corp., 3.500%, 6/15/2025	328,426
75,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	78,295

		12,862,377

	Industrial Other — 0.4%
4,365,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	4,692,375

	Life Insurance — 1.3%
5,240,000	American International Group, Inc., 4.375%, 6/30/2050(a)	6,861,089
1,530,000	Athene Holding Ltd., 3.500%, 1/15/2031(a)	1,616,917
1,110,000	Global Atlantic Finance Co., 4.400%, 10/15/2029, 144A	1,223,469
6,780,000	New York Life Global Funding, 3-month LIBOR + 0.320%, 0.552%, 8/06/2021, 144A(a)(b)	6,790,545

		16,492,020

	Local Authorities — 0.1%
67,000,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.750%, 37.811%, 4/12/2025, 144A, (ARS)(b)	349,793
216,360,000	Provincia de Buenos Aires, Argentina Deposit Rates Badlar Pvt Banks + 3.830%, 34.187%, 5/31/2022, (ARS)(b)	1,317,900

		1,667,693

	Lodging — 0.4%
2,055,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	2,167,039
360,000	Hyatt Hotels Corp., 5.375%, 4/23/2025	406,842
665,000	Hyatt Hotels Corp., 5.750%, 4/23/2030	817,477
440,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	514,669
695,000	Marriott International, Inc., 4.625%, 6/15/2030	815,568
735,000	Wyndham Destinations, Inc., 6.625%, 7/31/2026, 144A	841,575

		5,563,170

	Media Entertainment — 1.4%
2,745,000	Clear Channel Worldwide Holdings, Inc., 5.125%, 8/15/2027, 144A	2,772,450
2,830,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	2,904,287
2,400,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	2,520,000
750,000	iHeartCommunications, Inc., 6.375%, 5/01/2026	802,500
3,150,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	3,362,499
415,000	Lamar Media Corp., 3.750%, 2/15/2028	426,496
825,000	Lamar Media Corp., 4.000%, 2/15/2030	855,937
615,000	Netflix, Inc., 4.875%, 4/15/2028	693,536
2,030,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,334,500
490,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	577,588
1,075,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.625%, 3/15/2030, 144A	1,098,799

		18,348,592

	Metals & Mining — 1.5%
2,655,000	ABJA Investment Co. Pte Ltd., 5.450%, 1/24/2028	2,795,954
400,000	ABJA Investment Co. Pte Ltd., 5.950%, 7/31/2024	428,412
690,000	Antofagasta PLC, 2.375%, 10/14/2030, 144A(a)	691,725
4,515,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	4,706,887
425,000	First Quantum Minerals Ltd., 7.250%, 4/01/2023, 144A	438,037
1,755,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,827,394

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$1,270,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	$1,349,375
885,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	971,288
2,465,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	3,084,331
735,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	915,075
1,155,000	Newcrest Finance Pty Ltd., 3.250%, 5/13/2030, 144A	1,275,767
625,000	Novelis Corp., 4.750%, 1/30/2030, 144A	673,353
360,000	Reliance Steel & Aluminum Co., 2.150%, 8/15/2030(a)	369,873

		19,527,471

	Midstream — 0.9%
5,460,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	6,078,419
290,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	302,910
300,000	Kinder Morgan, Inc., 5.050%, 2/15/2046	365,385
3,745,000	Sabine Pass Liquefaction LLC, 4.500%, 5/15/2030, 144A	4,438,864
800,000	Tennessee Gas Pipeline Co. LLC, 7.000%, 3/15/2027	998,250

		12,183,828

	Non-Agency Commercial Mortgage-Backed Securities — 3.4%
2,995,000	Barclays Commercial Mortgage Securities, Series 2020-BID, Class B, 1-month LIBOR + 2.540%, 2.699%, 10/15/2037, 144A(a)(b)	2,995,932
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 6.043%, 4/15/2044, 144A(a)(c)	4,519,204
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.535%, 12/10/2044(a)(c)	126,214
790,000	Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class D, 1-month LIBOR + 3.600%, 3.759%, 1/15/2034, 144A(b)	745,370
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037, 144A(e)(i)	4,158,901
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.530%, 10/10/2034, 144A(c)	784,185
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.565%, 11/10/2046, 144A(a)(c)	2,552,704
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.550%, 3/05/2033, 144A(c)	2,576,138
2,170,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.388%, 8/10/2044, 144A(c)(e)(i)	1,857,784
300,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)(c)	290,611
1,594,528	Hospitality Mortgage Trust, Series 2019-HIT, Class C, 1-month LIBOR + 1.600%, 1.759%, 11/15/2036, 144A(a)(b)	1,558,552
785,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class B, 5.200%, 6/15/2044, 144A(a)(c)	782,931
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.477%, 6/15/2044, 144A(c)	1,366,809
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.477%, 6/15/2044, 144A(c)	1,544,325
2,706,718	Motel 6 Trust, Series 2017-M6MZ, Class M, 1-month LIBOR + 6.927%, 7.085%, 8/15/2024, 144A(b)	2,450,895
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, 1-month LIBOR + 2.750%, 2.909%, 11/15/2027, 144A(b)(d)(e)(g)	769,163
	Non-Agency Commercial Mortgage-Backed Securities — continued
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, 1-month LIBOR + 3.500%, 3.659%, 11/15/2027, 144A(b)(d)(e)(g)	2,745,280
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, 1-month LIBOR + 4.400%, 4.559%, 11/15/2027, 144A(b)(d)(e)(g)	1,228,068
1,370,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class E, 4.888%, 5/10/2063, 144A(c)(e)(i)	634,922
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.183%, 11/15/2059(a)(c)	317,337
4,885,000	Wells Fargo Commercial Mortgage Trust, Series 2019-JWDR, Class C, 3.038%, 9/15/2031, 144A(a)(c)	4,748,083
789,118	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.523%, 2/15/2044, 144A(a)(c)	786,940
3,739,189	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.642%, 3/15/2044, 144A(c)	1,743,614
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.193%, 6/15/2044, 144A(c)	1,020,952
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.362%, 12/15/2045(c)	1,377,851
605,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C, 4.810%, 6/15/2045(a)(c)	471,183
975,000	WFRBS Commercial Mortgage Trust, Series 2012-C7, Class E, 4.810%, 6/15/2045, 144A(c)	432,644

		44,586,592

	Paper — 0.2%
2,235,000	Suzano Austria GmbH, 3.750%, 1/15/2031	2,371,335

	Pharmaceuticals — 1.3%
645,000	Perrigo Finance UnLtd. Co., 3.150%, 6/15/2030	689,348
1,665,000	Teva Pharmaceutical Finance Netherlands II BV, 6.000%, 1/31/2025, (EUR)	2,206,941
10,035,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	8,931,150
1,860,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	2,055,858
2,445,000	Viatris, Inc., 4.000%, 6/22/2050, 144A	2,801,207

		16,684,504

	REITs – Mortgage — 0.2%
1,630,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	1,601,475
1,065,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025, 144A	1,062,337

		2,663,812

	Restaurants — 0.9%
435,000	1011778 B.C. ULC/New Red Finance, Inc., 3.875%, 1/15/2028, 144A	441,860
5,765,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	5,937,950
2,115,000	McDonald’s Corp., MTN, 3.625%, 9/01/2049(a)	2,481,991
2,100,000	Yum! Brands, Inc., 3.625%, 3/15/2031	2,122,743
920,000	Yum! Brands, Inc., 4.750%, 1/15/2030, 144A	1,008,780

		11,993,324

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.3%
$525,000	AutoNation, Inc., 4.750%, 6/01/2030	$631,750
1,325,000	Carvana Co., 5.625%, 10/01/2025, 144A	1,360,033
1,325,000	Carvana Co., 5.875%, 10/01/2028, 144A	1,374,767
400,000	Dollar General Corp., 3.500%, 4/03/2030	459,189
420,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	450,450

		4,276,189

	Sovereigns — 0.5%
6,270,000	Mexico Government International Bond, 3.771%, 5/24/2061(a)	6,553,467

	Supermarkets — 0.0%
402,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	414,060

	Technology — 4.1%
100,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.500%, 1/15/2028	110,221
475,000	Broadcom, Inc., 4.150%, 11/15/2030	549,937
6,185,000	Broadcom, Inc., 4.300%, 11/15/2032	7,332,250
6,220,000	Broadcom, Inc., 4.750%, 4/15/2029	7,418,730
1,655,000	Broadcom, Inc., 5.000%, 4/15/2030	2,011,838
1,650,000	CDW LLC/CDW Finance Corp., 4.125%, 5/01/2025	1,726,197
1,615,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	1,590,775
2,070,000	CommScope, Inc., 6.000%, 3/01/2026, 144A	2,180,952
3,815,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	4,062,975
3,610,000	Equinix, Inc., 2.150%, 7/15/2030	3,671,912
375,000	Equinix, Inc., 3.200%, 11/18/2029	411,662
1,365,000	Gartner, Inc., 3.750%, 10/01/2030, 144A	1,438,382
1,375,000	Iron Mountain, Inc., 5.000%, 7/15/2028, 144A	1,460,759
1,375,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	1,485,000
1,585,000	Micron Technology, Inc., 4.663%, 2/15/2030	1,945,027
5,645,000	Micron Technology, Inc., 5.327%, 2/06/2029	7,061,253
2,305,000	MSCI, Inc., 3.625%, 9/01/2030, 144A	2,408,725
1,660,000	Nokia OYJ, EMTN, 2.000%, 3/11/2026, (EUR)	2,101,452
575,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.150%, 5/01/2027, 144A	633,967
330,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.400%, 5/01/2030, 144A	374,225
570,000	Open Text Corp., 3.875%, 2/15/2028, 144A	592,789
530,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	563,814
1,550,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	1,600,375
240,000	Sabre GLBL, Inc., 9.250%, 4/15/2025, 144A	285,600
535,000	SS&C Technologies, Inc., 5.500%, 9/30/2027, 144A	571,391

		53,590,208

	Transportation Services — 0.3%
1,855,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	1,990,756
1,645,000	GMR Hyderabad International Airport Ltd., 5.375%, 4/10/2024	1,670,020

		3,660,776

	Treasuries — 1.4%
338,660,000	Republic of South Africa Government Bond, Series 2037, 8.500%, 1/31/2037, (ZAR)	19,071,493

	Wireless — 1.7%
2,375,000	American Tower Corp., 2.100%, 6/15/2030(a)	2,437,718
5,430,000	Crown Castle International Corp., 2.250%, 1/15/2031(a)	5,632,748
3,769,000	Kenbourne Invest S.A., 6.875%, 11/26/2024, 144A	4,087,028
	Wireless — continued
225,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	243,000
730,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	775,917
330,000	Sprint Capital Corp., 6.875%, 11/15/2028	435,099
6,700,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A(a)	7,759,940
550,000	T-Mobile USA, Inc., 4.500%, 2/01/2026	562,284

		21,933,734

	Wirelines — 0.5%
5,990,000	AT&T, Inc., 3.650%, 6/01/2051(a)	6,272,087
470,000	Level 3 Financing, Inc., 4.625%, 9/15/2027, 144A	490,885

		6,762,972

	Total Non-Convertible Bonds (Identified Cost $864,134,736)	887,323,154

Convertible Bonds — 2.9%
	Airlines — 0.1%
1,050,000	Southwest Airlines Co., 1.250%, 5/01/2025(a)	1,525,125

	Cable Satellite — 1.1%
1,635,000	DISH Network Corp., Zero Coupon, 12/15/2025, 144A	1,642,732
4,280,000	DISH Network Corp., 2.375%, 3/15/2024	3,988,660
7,230,000	DISH Network Corp., 3.375%, 8/15/2026	6,891,865
1,635,000	Liberty Media Corp., 0.500%, 12/01/2050, 144A	1,742,305

		14,265,562

	Consumer Cyclical Services — 0.1%
1,670,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	1,708,475

	Diversified Manufacturing — 0.0%
600,000	Greenbrier Cos., Inc. (The), 2.875%, 2/01/2024	606,283

	Healthcare — 0.3%
3,120,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	3,736,839

	Industrial Other — 0.0%
530,000	Chegg, Inc., Zero Coupon, 9/01/2026, 144A	592,655

	Pharmaceuticals — 1.0%
1,270,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	1,362,821
7,130,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	7,450,850
855,000	Guardant Health, Inc., Zero Coupon, 11/15/2027, 144A	1,000,372
605,000	Jazz Investments I Ltd., 2.000%, 6/15/2026, 144A	787,319
1,840,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	2,538,783

		13,140,145

	Technology — 0.3%
785,000	LivePerson, Inc., Zero Coupon, 12/15/2026, 144A	857,476
470,000	Lumentum Holdings, Inc., 0.500%, 12/15/2026	573,118
160,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025, 144A	210,693
1,410,000	Shift4 Payments, Inc., Zero Coupon, 12/15/2025, 144A	1,720,601

		3,361,888

	Total Convertible Bonds (Identified Cost $37,668,514)	38,936,972

	Total Bonds and Notes (Identified Cost $901,803,250)	926,260,126

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.5%
	Building Materials — 0.1%
$340,000	CP Atlas Buyer, Inc., 2020 Delayed Draw Term Loan B2, 3-month LIBOR + 4.500%, 5.250%, 11/23/2027(b)	$340,425
1,020,000	CP Atlas Buyer, Inc., 2020 Term Loan B1, 3-month LIBOR + 4.500%, 5.250%, 11/23/2027(b)	1,021,275

		1,361,700

	Cable Satellite — 0.2%
1,930,000	Ziggo BV, 2019 EUR Term Loan H, 6-month EURIBOR + 3.000%, 3.000%, 1/31/2029, (EUR)(b)	2,348,943

	Consumer Products — 0.1%
1,195,000	Weber-Stephen Products LLC, Term Loan B, 1-month LIBOR + 3.250%, 4.000%, 10/30/2027(b)	1,195,597

	Restaurants — 0.1%
1,380,000	IRB Holding Corp., 2020 Fourth Amendment Incremental Term Loan, 12/15/2027(j)	1,380,428

	Total Senior Loans (Identified Cost $6,044,499)	6,286,668

Collateralized Loan Obligations — 5.3%
1,740,000	AGL CLO 3 Ltd., Series 2020-3A, Class D, 3-month LIBOR + 3.300%, 3.537%, 1/15/2033, 144A(b)	1,696,637
1,350,000	AGL CLO 3 Ltd., Series 2020-3A, Class C, 3-month LIBOR + 2.150%, 2.387%, 1/15/2033, 144A(a)(b)	1,325,997
865,000	Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class DR, 3-month LIBOR + 4.000%, 4.237%, 7/15/2032, 144A(b)	852,119
480,000	Apidos CLO XX, Series 2015-20A, Class BRR, 3-month LIBOR + 1.950%, 2.180%, 7/16/2031, 144A(a)(b)	469,056
3,175,000	Apidos CLO XXIII, Series 2015-23A, Class CR, 3-month LIBOR + 2.000%, 2.237%, 4/15/2033, 144A(a)(b)	3,089,848
2,940,000	ARES XLIV CLO Ltd., Series 2017-44A, Class E, 3-month LIBOR + 8.050%, 8.287%, 10/15/2029, 144A(b)	2,605,985
400,000	Ballyrock CLO Ltd., Series 2018-1A, Class C, 3-month LIBOR + 3.150%, 3.368%, 4/20/2031, 144A(b)	385,560
850,000	Barings CLO Ltd., Series 2019-4A, Class C, 3-month LIBOR + 2.800%, 3.037%, 1/15/2033, 144A(a)(b)	845,108
560,000	Battalion CLO XIV Ltd., Series 2019-14A, Class E, 3-month LIBOR + 6.680%, 6.898%, 4/20/2032, 144A(b)	540,644
500,000	Battalion CLO XVI Ltd., Series 2019-16A, Class D, 3-month LIBOR + 4.360%, 4.578%, 12/19/2032, 144A(b)	501,761
1,915,000	BlueMountain CLO XXIV Ltd., Series 2019-24A, Class C, 3-month LIBOR + 2.700%, 2.918%, 4/20/2031, 144A(a)(b)	1,923,306
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.187%, 4/15/2029, 144A(a)(b)	905,844
455,000	Burnham Park CLO Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 2.150%, 2.368%, 10/20/2029, 144A(a)(b)	442,394
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3-month LIBOR + 1.800%, 2.018%, 1/20/2031, 144A(a)(b)	391,972
Collateralized Loan Obligations — continued
1,575,000	Carlyle Global Market Strategies CLO Ltd., Series 2015-2A, Class CR, 3-month LIBOR + 2.250%, 2.467%, 4/27/2027, 144A(b)	1,521,004
500,000	Catamaran CLO Ltd., Series 2013-1A, Class CR, 3-month LIBOR + 1.800%, 2.017%, 1/27/2028, 144A(a)(b)	488,591
265,000	CIFC Funding II Ltd., Series 2014-2RA, Class A3, 3-month LIBOR + 1.900%, 2.115%, 4/24/2030, 144A(a)(b)	259,752
730,000	CIFC Funding II Ltd., Series 2013-2A, Class A3LR, 3-month LIBOR + 1.950%, 2.168%, 10/18/2030, 144A(a)(b)	719,159
2,410,000	Cole Park CLO Ltd., Series 2015-1A, Class DR, 3-month LIBOR + 3.150%, 3.368%, 10/20/2028, 144A(b)	2,374,684
875,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, 3-month LIBOR + 5.850%, 6.087%, 10/15/2030, 144A(b)	834,730
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3-month LIBOR + 1.750%, 1.968%, 4/18/2031, 144A(a)(b)	234,030
615,000	Dryden 80 CLO Ltd., Series 2019-80A, Class D1, 3-month LIBOR + 4.100%, 4.318%, 1/17/2033, 144A(b)	618,001
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3-month LIBOR + 1.8500%, 2.087%, 4/15/2029, 144A(a)(b)	283,176
330,000	Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, 3-month LIBOR + 2.400%, 2.621%, 11/15/2026, 144A(b)	322,036
1,405,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class E, 3-month LIBOR + 5.850%, 6.063%, 11/22/2031, 144A(b)	1,340,629
650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 3.187%, 10/15/2030, 144A(b)	643,904
320,000	Goldentree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3-month LIBOR + 1.900%, 2.118%, 4/20/2030, 144A(a)(b)	311,631
990,000	Hayfin US XII Ltd, Series 2019-2A, Class E, 3-month LIBOR + 6.900%, 7.118%, 7/20/2032, 144A(b)	985,987
1,110,000	LCM 30 Ltd., Series 30A, Class D, 3-month LIBOR + 3.750%, 3.968%, 4/20/2031, 144A(b)	1,095,449
475,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class C, 3-month LIBOR + 2.150%, 2.359%, 1/23/2031, 144A(a)(b)	475,516
300,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 3.209%, 1/23/2031, 144A(b)	299,996
3,300,000	Neuberger Berman CLO Ltd., Series 2013-14A, Class CR2, 3-month LIBOR + 1.900%, 2.122%, 1/28/2030, 144A(a)(b)	3,187,314
725,000	Neuberger Berman Loan Advisers CLO Ltd., Series 2018-30A, Class E, 3-month LIBOR + 6.750%, 6.968%, 1/20/2031, 144A(b)	712,977
2,100,000	Oaktree CLO Ltd., Series 2019-4A, Class E, 3-month LIBOR + 7.230%, 7.448%, 10/20/2032, 144A(b)	2,024,144
495,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class E, 3-month LIBOR + 5.750%, 5.968%, 10/20/2030, 144A(b)	461,685

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Collateralized Loan Obligations — continued
$1,420,000	Octagon Investment Partners 40 Ltd., Series 2019-1A, Class D, 3-month LIBOR + 3.800%, 4.018%, 4/20/2031, 144A(b)	$1,424,201
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3-month LIBOR + 1.900%, 2.116%, 1/22/2030, 144A(a)(b)	904,118
1,980,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class E1, 3-month LIBOR + 5.000%, 5.218%, 7/20/2032, 144A(b)	1,881,888
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3-month LIBOR + 2.000%, 2.218%, 4/18/2033, 144A(a)(b)	1,670,078
1,585,000	OHA Credit Funding Ltd., Series 2019-4A, Class E, 3-month LIBOR + 6.100%, 6.316%, 10/22/2032, 144A(b)	1,558,089
2,245,000	OHA Loan Funding Ltd., Series 2013-1A, Class DR2, 3-month LIBOR + 3.050%, 3.259%, 7/23/2031, 144A(b)	2,223,763
1,570,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR, 3-month LIBOR + 1.950%, 2.168%, 1/20/2033, 144A(a)(b)	1,540,223
232,235	OZLM XIII Ltd., Series 2015-13A, Class A1R, 3-month LIBOR + 1.080%, 1.294%, 7/30/2027, 144A(a)(b)	231,692
2,070,000	OZLM XXIII Ltd., Series 2019-23A, Class E, 3-month LIBOR + 6.800%, 7.037%, 4/15/2032, 144A(b)	2,046,868
325,000	Palmer Square CLO Ltd., Series 2015-1A, Class CR2, 3-month LIBOR + 3.150%, 3.363%, 5/21/2029, 144A(b)	319,494
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3-month LIBOR + 1.950%, 2.168%, 7/20/2030, 144A(a)(b)	295,398
2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3-month LIBOR + 2.000%, 2.218%, 7/20/2029, 144A(a)(b)	2,527,903
1,645,000	Parallel Ltd., Series 2018-2A, Class B, 3-month LIBOR + 2.150%, 2.368%, 10/20/2031, 144A(a)(b)	1,574,559
1,045,000	Pikes Peak CLO 1, Series 2018-1A, Class D, 3-month LIBOR + 3.150%, 3.365%, 7/24/2031, 144A(b)	1,012,184
3,885,000	Pikes Peak CLO 3, Series 2019-3A, Class E, 3-month LIBOR + 6.860%, 7.075%, 4/25/2030, 144A(b)	3,848,332
340,000	Recette CLO LLC, Series 2015-1A, Class DR, 3-month LIBOR + 2.750%, 2.968%, 10/20/2027, 144A(a)(b)	339,148
920,000	Regatta XIII Funding Ltd., Series 2018-2A, Class C, 3-month LIBOR + 3.100%, 3.337%, 7/15/2031, 144A(b)	908,529
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3-month LIBOR + 1.900%, 2.137%, 10/15/2029, 144A(a)(b)	2,477,180
740,000	Symphony CLO XX Ltd., Series 2018-20A, Class D, 3-month LIBOR + 3.8600%, 4.090%, 1/16/2032, 144A(b)	739,890
920,000	TCW CLO Ltd., Series 2018-1, Class D, 3-month LIBOR + 2.910%, 3.125%, 4/25/2031, 144A(b)	913,096
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3-month LIBOR + 2.150%, 2.387%, 4/15/2033, 144A(a)(b)	1,026,231
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3-month LIBOR + 2.150%, 2.368%, 4/20/2033, 144A(a)(b)	603,455
Collateralized Loan Obligations — continued
895,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, 3-month LIBOR + 5.750%, 5.965%, 7/25/2031, 144A(b)	839,679
780,000	VERDE CLO Ltd., Series 2019-1A, Class E, 3-month LIBOR + 6.900%, 7.137%, 4/15/2032, 144A(b)	780,014
695,000	Voya CLO Ltd, Series 2019-3A, Class D, 3-month LIBOR + 3.850%, 4.068%, 10/17/2032, 144A(b)	694,988
2,435,000	York CLO-7 Ltd., Series 2019-2A, Class D, 3-month LIBOR + 3.800%, 4.016%, 1/22/2033, 144A(b)	2,442,912

	Total Collateralized Loan Obligations (Identified Cost $66,196,676)	69,994,538

Loan Participations — 0.0%
	ABS Other — 0.0%
1,061,479	Harbour Aircraft Investments Ltd., Series 2017-1, Class C, 8.000%, 11/15/2037 (d)(g) (Identified Cost $1,059,231)	580,841

Shares
Common Stocks — 3.5%
	Aerospace & Defense — 0.0%
1,095	Lockheed Martin Corp.	388,703

	Air Freight & Logistics — 0.1%
6,552	Expeditors International of Washington, Inc.	623,161
2,153	United Parcel Service, Inc., Class B	362,565

		985,726

	Airlines — 0.1%
36,229	Delta Air Lines, Inc.	1,456,768

	Automobiles — 0.0%
9,332	General Motors Co.	388,585

	Banks — 0.1%
2,721	Bank of America Corp.	82,474
6,483	Citigroup, Inc.	399,742
3,927	Fifth Third Bancorp	108,267

		590,483

	Biotechnology — 0.0%
1,446	Amgen, Inc.	332,464

	Building Products — 0.0%
7,034	Masco Corp.	386,378

	Capital Markets — 0.1%
537	BlackRock, Inc.	387,467
6,016	Morgan Stanley	412,277
1,221	S&P Global, Inc.	401,379
9,332	Virtu Financial, Inc., Class A	234,886

		1,436,009

	Chemicals — 0.1%
138,555	Hexion Holdings Corp., Class B(h)	1,791,516

	Communications Equipment — 0.0%
9,221	Cisco Systems, Inc.	412,640

	Construction Materials — 0.2%
362,679	Cemex SAB de CV, Sponsored ADR(h)	1,875,050

	Diversified Telecommunication Services — 0.3%
130,464	AT&T, Inc.	3,752,144
6,301	Verizon Communications, Inc.	370,184

		4,122,328

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Entertainment — 0.0%
4,583	Activision Blizzard, Inc.	$425,532

	Food & Staples Retailing — 0.1%
1,056	Costco Wholesale Corp.	397,880
2,642	Walmart, Inc.	380,844

		778,724

	Health Care Equipment & Supplies — 0.0%
3,209	Abbott Laboratories	351,353

	Health Care Providers & Services — 0.2%
1,217	Anthem, Inc.	390,766
17,950	CVS Health Corp.	1,225,985
2,372	HCA Healthcare, Inc.	390,099
980	Humana, Inc.	402,065
1,135	UnitedHealth Group, Inc.	398,022

		2,806,937

	Hotels, Restaurants & Leisure — 0.1%
1,699	McDonald’s Corp.	364,572
6,587	Starbucks Corp.	704,677

		1,069,249

	Household Durables — 0.0%
5,277	DR Horton, Inc.	363,691

	Household Products — 0.1%
7,192	Procter & Gamble Co. (The)	1,000,695

	Insurance — 0.1%
3,654	Allstate Corp. (The)	401,684
8,421	MetLife, Inc.	395,366
3,965	Progressive Corp. (The)	392,059

		1,189,109

	Internet & Direct Marketing Retail — 0.1%
305	Booking Holdings, Inc.(h)	679,317

	IT Services — 0.2%
1,461	Accenture PLC, Class A	381,628
2,672	Fidelity National Information Services, Inc.	377,981
264	Global Payments, Inc.	56,871
3,048	MasterCard, Inc., Class A	1,087,953
2,990	Visa, Inc., Class A	654,003

		2,558,436

	Life Sciences Tools & Services — 0.0%
840	Thermo Fisher Scientific, Inc.	391,255

	Machinery — 0.0%
1,477	Deere & Co.	397,387

	Media — 0.1%
7,845	Comcast Corp., Class A	411,078
6,485	Interpublic Group of Cos., Inc. (The)	152,527
3,741	Nexstar Media Group, Inc., Class A	408,480

		972,085

	Metals & Mining — 0.0%
6,366	Newmont Corp.	381,260

	Multiline Retail — 0.1%
1,834	Dollar General Corp.	385,690
2,196	Target Corp.	387,660

		773,350

	Oil, Gas & Consumable Fuels — 0.2%
14,685	California Resources Corp.(h)	346,419
4,426	Chevron Corp.	373,776
11,580	Enterprise Products Partners LP	226,852
16,959	MPLX LP	367,162
26,879	Western Midstream Partners LP	371,468
	Oil, Gas & Consumable Fuels — continued
32,298	Whiting Petroleum Corp.(h)	807,450

		2,493,127

	Personal Products — 0.1%
2,679	Estee Lauder Cos., Inc. (The), Class A	713,123

	Pharmaceuticals — 0.2%
6,247	Bristol-Myers Squibb Co.	387,502
2,270	Eli Lilly & Co.	383,267
10,856	Johnson & Johnson	1,708,517
4,613	Merck & Co., Inc.	377,343

		2,856,629

	REITs – Diversified — 0.0%
1,535	American Tower Corp.	344,546

	REITs – Storage — 0.0%
12,458	Iron Mountain, Inc.	367,262

	Road & Rail — 0.0%
1,723	Union Pacific Corp.	358,763

	Semiconductors & Semiconductor Equipment — 0.3%
4,431	Applied Materials, Inc.	382,395
4,241	KLA Corp.	1,098,037
798	Lam Research Corp.	376,871
734	NVIDIA Corp.	383,295
2,629	QUALCOMM, Inc.	400,502
1,528	Teradyne, Inc.	183,192
2,512	Texas Instruments, Inc.	412,295

		3,236,587

	Software — 0.1%
1,063	Intuit, Inc.	403,781
1,782	Microsoft Corp.	396,353
18,912	NortonLifeLock, Inc.	392,991
6,073	Oracle Corp.	392,862

		1,585,987

	Specialty Retail — 0.1%
3,762	Best Buy Co., Inc.	375,410
1,427	Home Depot, Inc. (The)	379,040
3,094	L Brands, Inc.	115,066
2,373	Lowe’s Cos., Inc.	380,890

		1,250,406

	Technology Hardware, Storage & Peripherals — 0.2%
12,330	Apple, Inc.	1,636,067
16,147	HP, Inc.	397,055

		2,033,122

	Textiles, Apparel & Luxury Goods — 0.1%
1,234	LVMH Moet Hennessy Louis Vuitton SE	772,485
2,696	NIKE, Inc., Class B	381,403

		1,153,888

	Tobacco — 0.1%
8,707	Altria Group, Inc.	356,987
4,604	Philip Morris International, Inc.	381,165

		738,152

	Total Common Stocks (Identified Cost $44,154,260)	45,436,622

Preferred Stocks — 1.4%
Convertible Preferred Stocks — 1.1%
	Banking — 0.3%
926	Bank of America Corp., Series L, 7.250%	1,406,205
2,053	Wells Fargo & Co., Class A, Series L, 7.500%	3,116,249

		4,522,454

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Electric — 0.1%
23,032	NextEra Energy, Inc., 5.279%	$1,170,947

	Energy — 0.0%
1,714	Chesapeake Energy Corp., 5.750%(d)(e)(g)(h)	—

	Food & Beverage — 0.4%
42,272	Bunge Ltd., 4.875%	4,598,518

	Healthcare — 0.3%
29,421	Boston Scientific Corp., Series A, 5.500%	3,223,659

	Midstream — 0.0%
2,329	El Paso Energy Capital Trust I, 4.750%	120,549

	Total Convertible Preferred Stocks (Identified Cost $13,447,269)	13,636,127

Non-Convertible Preferred Stocks — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(a) (Identified Cost $4,040,000)	4,120,800

	Total Preferred Stocks (Identified Cost $17,487,269)	17,756,927

Principal Amount (‡)
Other Investments — 0.1%
	Aircraft ABS — 0.1%
$900	ECAF I Blocker Ltd.(d)(e)(f)(g) (Identified Cost $9,000,000)	1,130,400

Short-Term Investments — 16.0%
56,101,944	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $56,101,944 on 1/04/2021 collateralized by $55,014,900 U.S. Treasury Note 2.125% due 12/31/2022 valued at $57,224,079 including accrued interest (Note 2 of Notes to Financial Statements)	56,101,944
25,330,000	U.S. Treasury Bills, 0.094% - 0.129%, 10/07/2021(a)(k)(l)	25,312,522
12,670,000	U.S. Treasury Bills, 0.105% - 0.118%, 11/04/2021(k)(l)(m)	12,660,237
24,695,000	U.S. Treasury Bills, 0.113%, 9/09/2021(k)	24,680,284
22,330,000	U.S. Treasury Bills, 0.115%, 6/17/2021(a)(k)	22,321,608
22,800,000	U.S. Treasury Bills, 0.121%, 5/20/2021(k)	22,793,002
22,840,000	U.S. Treasury Bills, 0.135%, 7/15/2021(k)	22,829,798
23,500,000	U.S. Treasury Bills, 0.136%, 8/12/2021(k)	23,487,578

	Total Short-Term Investments (Identified Cost $210,153,754)	210,186,973

	Total Investments — 97.2% (Identified Cost $1,255,898,939)	1,277,633,095
	Other assets less liabilities — 2.8%	37,383,254

	Net Assets — 100.0%	$1,315,016,349

Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	2/19/2021	115.00	(1,200)	$(131,388)	$(2,193)	$(2,310)
Accenture PLC, Call	2/19/2021	280.00	(500)	(130,605)	(1,734)	(975)
Activision Blizzard, Inc., Call	2/19/2021	95.00	(2,700)	(250,695)	(6,675)	(10,058)
Anthem, Inc., Call	2/19/2021	340.00	(900)	(288,981)	(3,840)	(6,435)
Applied Materials, Inc., Call	2/19/2021	97.50	(3,500)	(302,050)	(5,275)	(4,270)
Bank of America Corp., Call	2/19/2021	32.00	(1,900)	(57,589)	(1,477)	(1,453)
BlackRock, Inc., Call	2/19/2021	750.00	(300)	(216,462)	(3,900)	(4,680)
Chevron Corp., Call	2/19/2021	95.00	(3,000)	(253,350)	(6,021)	(3,765)
Cisco Systems, Inc., Call	2/19/2021	49.00	(5,500)	(246,125)	(2,459)	(2,118)
Comcast Corp., Call	2/19/2021	55.00	(5,400)	(282,960)	(4,140)	(5,508)
Deere & Co., Call	2/19/2021	290.00	(1,000)	(269,050)	(5,367)	(4,075)
DR Horton, Inc., Call	2/19/2021	82.50	(3,600)	(248,112)	(5,877)	(2,034)
Eli Lilly & Co., Call	2/19/2021	185.00	(1,500)	(253,260)	(4,333)	(3,870)
Fidelity National Information Services, Inc., Call	2/19/2021	155.00	(1,800)	(254,628)	(2,683)	(2,835)
Fifth Third Bancorp, Call	2/19/2021	30.00	(2,700)	(74,439)	(1,585)	(1,620)
Global Payments, Inc., Call	2/19/2021	210.00	(100)	(21,542)	(797)	(1,215)
HCA Healthcare, Inc., Call	2/19/2021	180.00	(1,600)	(263,136)	(5,387)	(4,520)
HP, Inc., Call	2/19/2021	25.00	(4,800)	(118,032)	(3,970)	(4,560)
Interpublic Group of Cos., Inc. (The), Call	2/19/2021	26.00	(4,500)	(105,840)	(1,967)	(1,800)
Intuit, Inc., Call	2/19/2021	400.00	(600)	(227,910)	(4,609)	(4,290)
Iron Mountain, Inc., Call	2/19/2021	32.50	(8,700)	(256,476)	(1,979)	(1,957)
Johnson & Johnson, Call	2/19/2021	165.00	(1,200)	(188,856)	(3,213)	(3,678)
KLA Corp., Call	2/19/2021	290.00	(1,000)	(258,910)	(5,267)	(4,450)
L Brands, Inc., Call	2/19/2021	45.00	(1,800)	(66,942)	(2,479)	(1,386)
Lam Research Corp., Call	2/19/2021	550.00	(500)	(236,135)	(4,983)	(2,950)
Lockheed Martin Corp., Call	2/19/2021	375.00	(500)	(177,490)	(3,034)	(2,650)
Masco Corp., Call	2/19/2021	60.00	(4,900)	(269,157)	(5,033)	(3,308)
MasterCard, Inc., Call	2/19/2021	370.00	(500)	(178,470)	(2,359)	(5,250)
Merck & Co., Inc., Call	2/19/2021	85.00	(1,800)	(147,240)	(1,687)	(2,655)
MetLife, Inc., Call	2/19/2021	50.00	(4,200)	(197,190)	(3,143)	(4,032)

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

Written Options — continued
Description	Expiration Date	Exercise Price	Shares(††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — continued
Microsoft Corp., Call	2/19/2021	240.00	(1,000)	$(222,420)	$(4,667)	$(3,025)
Morgan Stanley, Call	2/19/2021	72.50	(2,400)	(164,472)	(4,649)	(4,224)
Newmont Corp., Call	2/19/2021	70.00	(4,400)	(263,516)	(4,167)	(2,398)
Nexstar Media Group, Inc., Call	2/19/2021	115.00	(2,200)	(240,218)	(2,810)	(7,260)
NIKE, Inc., Call	2/19/2021	155.00	(1,300)	(183,911)	(3,655)	(1,449)
NortonLifeLock, Inc., Call	2/19/2021	24.00	(9,400)	(195,332)	(4,297)	(2,867)
NVIDIA Corp., Call	2/19/2021	620.00	(500)	(261,100)	(4,808)	(2,663)
Oracle Corp., Call	2/19/2021	70.00	(3,000)	(194,070)	(2,571)	(1,500)
Philip Morris International, Inc., Call	2/19/2021	90.00	(2,300)	(190,417)	(2,132)	(1,587)
QUALCOMM, Inc., Call	2/19/2021	175.00	(1,300)	(198,042)	(2,324)	(2,795)
Target Corp., Call	2/19/2021	185.00	(1,000)	(176,530)	(2,947)	(3,575)
Teradyne, Inc., Call	2/19/2021	140.00	(1,000)	(119,890)	(1,954)	(1,850)
Texas Instruments, Inc., Call	2/19/2021	180.00	(1,200)	(196,956)	(2,049)	(2,178)
Thermo Fisher Scientific, Inc., Call	2/19/2021	490.00	(400)	(186,312)	(4,827)	(4,040)
Union Pacific Corp., Call	2/19/2021	220.00	(1,000)	(208,220)	(3,238)	(4,025)
United Parcel Service, Inc., Call	2/19/2021	195.00	(1,200)	(202,080)	(3,560)	(1,476)
UnitedHealth Group, Inc., Call	2/19/2021	360.00	(600)	(210,408)	(3,520)	(6,720)
Walmart, Inc., Call	2/19/2021	160.00	(1,300)	(187,395)	(2,492)	(1,462)

Total					$(168,133)	$(159,801)

(‡)	Principal Amount/Par Value stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Options on securities are expressed as shares.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(c)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(d)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(e)	Illiquid security. (Unaudited)
(f)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost	Value	% of Net Assets
ECAF I Blocker Ltd.	6/18/2015	$9,000,000	$1,130,400	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	2,272,583	765,157	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	1,027,860	138,946	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	2,657,606	—	—

(g)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $7,357,855 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Non-income producing security.
(i)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $7,222,747 or 0.5% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Position is unsettled. Contract rate was not determined at December 31, 2020 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
(m)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $612,228,021 or 46.6% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
ARS	Auction Rate Security
EMTN	Euro Medium Term Note
EURIBOR	Euro Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SAFEX	South African Futures Exchange
SLM	Sallie Mae
ARS	Argentine Peso
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
ZAR	South African Rand

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2020, the Fund had the following open bilateral credit default swap agreements:

Buy Protection

Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate[1]	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	United Mexican States	(1.00%)	12/20/2025	21,525,000	$320,410	$(205,829)	$(526,239)

At December 31, 2020, the Fund had the following open centrally cleared interest rate swap agreements:

Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.580%	3-month SAFEX-JIBAR	$(2,049,100)	$(2,050,576)

At December 31, 2020, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 35 500, 5-Year	5.00%	12/20/2025	2.94%	86,880,000	$3,427,889	$8,223,433	$4,795,544

(‡)	Notional value stated in U.S. dollars unless otherwise noted.

[1]	Payments are made quarterly.

[2]	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.

^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	1/25/2021	CAD	S	3,020,000	$2,305,822	$2,372,755	$(66,933)
Bank of America, N.A.	1/25/2021	EUR	S	1,665,000	1,982,118	2,035,059	(52,941)
Barclays Bank PLC	1/25/2021	EUR	S	1,955,000	2,327,838	2,389,513	(61,675)
Deutsche Bank AG	1/29/2021	GBP	S	1,400,000	1,817,368	1,914,873	(97,505)
HSBC Bank USA	2/16/2021	EUR	S	590,000	695,334	721,484	(26,150)
Morgan Stanley Capital Services, Inc.	1/08/2021	COP	B	4,872,711,000	1,275,578	1,426,646	151,068
Morgan Stanley Capital Services, Inc.	1/08/2021	COP	S	10,059,585,000	2,606,920	2,945,274	(338,354)
Morgan Stanley Capital Services, Inc.	1/29/2021	EUR	S	1,480,000	1,815,057	1,809,104	5,953
Morgan Stanley Capital Services, Inc.	1/29/2021	ZAR	S	315,790,000	19,100,355	21,416,247	(2,315,892)
Standard Chartered Bank	1/04/2021	EUR	B	5,280,000	6,490,440	6,450,312	(40,128)
Standard Chartered Bank	1/04/2021	EUR	S	5,280,000	6,191,201	6,450,312	(259,111)
Standard Chartered Bank	4/06/2021	EUR	S	5,280,000	6,503,772	6,463,671	40,101

Total							$(3,061,567)

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2020, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	3/22/2021	182	$38,845,941	$38,868,375	$(22,434)

Industry Summary at December 31, 2020

ABS Home Equity	6.9%
ABS Car Loan	5.5
ABS Other	4.9
Technology	4.4
Finance Companies	4.2
Non-Agency Commercial Mortgage-Backed Securities	3.4
Cable Satellite	3.4
Aerospace & Defense	3.1
Banking	2.9
Consumer Cyclical Services	2.6
Pharmaceuticals	2.5
Electric	2.1
Automotive	2.0
Other Investments, less than 2% each	28.0
Short-Term Investments	16.0
Collateralized Loan Obligations	5.3

Total Investments	97.2
Other assets less liabilities (including open written options, swap agreements, forward foreign currency and futures contracts)	2.8

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 67.2% of Net Assets
Non-Convertible Bonds — 61.4%
	ABS Home Equity — 0.1%
$8,377,805	Legacy Mortgage Asset Trust, Series 2018-GS2, Class A1, 4.000%, 4/25/2058, 144A(a)	$8,432,129

	ABS Other — 0.2%
23,436,010	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)(d)(e)	7,909,888
10,635,332	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)(d)(e)	1,437,684
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)(e)(f)	—
5,623,618	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)(c)(g)	4,870,390

		14,217,962

	Aerospace & Defense — 3.6%
90,000	Boeing Co. (The), 3.100%, 5/01/2026	96,372
380,000	Boeing Co. (The), 3.250%, 2/01/2035	389,692
2,505,000	Boeing Co. (The), 3.550%, 3/01/2038	2,555,581
3,280,000	Boeing Co. (The), 3.600%, 5/01/2034	3,453,648
14,845,000	Boeing Co. (The), 3.625%, 2/01/2031	16,246,087
1,995,000	Boeing Co. (The), 3.625%, 3/01/2048	2,011,466
1,985,000	Boeing Co. (The), 3.650%, 3/01/2047	2,009,293
1,385,000	Boeing Co. (The), 3.750%, 2/01/2050	1,448,433
415,000	Boeing Co. (The), 3.850%, 11/01/2048	428,056
12,949,000	Boeing Co. (The), 3.950%, 8/01/2059	13,858,759
4,755,000	Boeing Co. (The), 5.150%, 5/01/2030	5,754,746
30,413,000	Boeing Co. (The), 5.805%, 5/01/2050	41,913,525
14,314,000	Boeing Co. (The), 5.930%, 5/01/2060	20,305,753
2,535,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	2,217,187
3,145,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	3,341,594
9,576,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A	11,345,836
8,815,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	11,395,503
5,310,000	Textron Financial Corp., 3-month LIBOR + 1.735%, 1.956%, 2/15/2067, 144A(h)	3,900,514
6,485,000	TransDigm, Inc., 5.500%, 11/15/2027	6,817,681
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	24,947,370
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	18,253,537
370,000	TransDigm, Inc., 7.500%, 3/15/2027	394,975
19,475,000	TransDigm, Inc., 8.000%, 12/15/2025, 144A	21,525,717

		214,611,325

	Airlines — 1.6%
17,495,000	Air Canada Pass Through Trust, Series 2020-2A, 5.250%, 10/01/2030, 144A	18,527,030
240,000	American Airlines Group, Inc., 3.750%, 3/01/2025, 144A	185,587
20,000,000	American Airlines Group, Inc., 5.000%, 6/01/2022, 144A	17,980,200
1,506,441	American Airlines Pass Through Certificates, Series 2016-3, Class B, 3.750%, 4/15/2027	1,211,962
872,770	American Airlines Pass Through Certificates, Series 2017-2, Class B, 3.700%, 4/15/2027	737,848
146,817	Continental Airlines Pass Through Certificates, Series 2001-1, Class A-1, 6.703%, 12/15/2022	146,817
26,975,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	28,998,125
	Airlines — continued
120,264	Northwest Airlines Pass Through Trust, Series 2002-1, Class G2, (MBIA Insured), 6.264%, 5/20/2023	121,614
25,085,000	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	27,063,705

		94,972,888

	Automotive — 3.1%
1,210,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	1,273,525
46,535,000	Ford Motor Co., 4.750%, 1/15/2043	47,465,700
10,745,000	Ford Motor Co., 5.291%, 12/08/2046	11,228,525
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,379,381
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,565,567
1,500,000	Ford Motor Credit Co. LLC, 5.113%, 5/03/2029	1,670,550
5,000,000	Ford Motor Credit Co. LLC, 5.125%, 6/16/2025	5,436,500
18,565,000	Ford Motor Credit Co. LLC, 5.596%, 1/07/2022	19,190,269
2,845,000	General Motors Co., 5.200%, 4/01/2045	3,455,044
2,120,000	General Motors Co., 6.250%, 10/02/2043	2,859,815
62,220,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	69,374,286
11,130,000	Goodyear Tire & Rubber Co. (The), 4.875%, 3/15/2027	11,380,425
1,585,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	1,612,737
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,400,692

		183,293,016

	Banking — 5.1%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	8,807,220
11,000,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	12,637,460
9,275,000	Bank of America Corp., (fixed rate to 10/24/2030, variable rate thereafter), MTN, 1.922%, 10/24/2031	9,397,621
983,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,110,342
8,355,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	8,954,541
5,895,000	Bank of America Corp., (fixed rate to 7/23/2030, variable rate thereafter), MTN, 1.898%, 7/23/2031	5,955,961
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	310,836
7,045,000	Bank of America Corp., Series L, MTN, 4.183%, 11/25/2027	8,172,804
31,380,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	34,001,485
9,462,000	BNP Paribas S.A., (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035, 144A	9,646,509
26,680,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	32,353,691
1,965,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	2,094,415
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,662,661
1,995,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A	2,185,323
1,709,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	1,788,298

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Banking — continued
$19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	$21,055,530
5,531,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	6,014,038
18,750,000	JPMorgan Chase & Co., (fixed rate to 11/19/2030, variable rate thereafter), 1.764%, 11/19/2031	18,927,875
30,335,000	Morgan Stanley, (fixed rate to 2/13/2031, variable rate thereafter), MTN, 1.794%, 2/13/2032	30,551,898
36,195,000	Morgan Stanley, GMTN, 4.350%, 9/08/2026	42,673,480
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,759,009
14,965,000	Natwest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	15,458,396
13,520,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	14,876,564

		303,395,957

	Brokerage — 0.8%
14,755,000	Jefferies Group LLC, 6.250%, 1/15/2036	19,678,238
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	19,288,647
7,155,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	7,471,572

		46,438,457

	Building Materials — 0.9%
5,565,000	American Woodmark Corp., 4.875%, 3/15/2026, 144A	5,704,125
2,395,000	Cemex SAB de CV, 5.200%, 9/17/2030, 144A	2,626,118
19,041,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	19,459,902
3,255,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	3,442,162
1,859,000	Masco Corp., 6.500%, 8/15/2032	2,482,086
1,226,000	Masco Corp., 7.750%, 8/01/2029	1,704,210
10,800,000	Owens Corning, 7.000%, 12/01/2036	15,398,139

		50,816,742

	Cable Satellite — 2.0%
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,528,950
3,905,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 2.800%, 4/01/2031	4,130,242
47,650,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	49,482,369
3,900,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 5.125%, 7/01/2049	4,760,006
17,880,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	19,086,900
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	18,537,050
4,865,000	DISH DBS Corp., 7.750%, 7/01/2026	5,448,849
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	5,665,638
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	180,193
5,530,000	Ziggo BV, 5.500%, 1/15/2027, 144A	5,771,937

		117,592,134

	Chemicals — 0.4%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	20,008,100
6,275,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	6,572,058

		26,580,158

	Construction Machinery — 0.0%
1,310,000	United Rentals North America, Inc., 4.875%, 1/15/2028	1,395,150

	Consumer Cyclical Services — 0.7%
4,370,000	Expedia Group, Inc., 3.250%, 2/15/2030	4,548,038
14,115,000	Expedia Group, Inc., 3.800%, 2/15/2028	15,161,387
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	6,400,625
7,180,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	7,808,250
9,375,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	10,312,500

		44,230,800

	Consumer Products — 0.3%
11,880,000	Avon Products, Inc., 8.950%, 3/15/2043	15,533,100
2,405,000	Whirlpool Corp., 4.600%, 5/15/2050	3,111,914

		18,645,014

	Electric — 1.0%
24,386,618	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	28,658,527
835,000	Edison International, 4.950%, 4/15/2025	950,459
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,241,155
4,365,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	4,338,422
5,515,000	Pacific Gas & Electric Co., 4.250%, 3/15/2046	5,920,592
7,435,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	7,926,903
7,860,000	Pacific Gas & Electric Co., 4.750%, 2/15/2044	8,830,822

		60,866,880

	Finance Companies — 6.4%
4,665,000	Air Lease Corp., 3.125%, 12/01/2030	4,856,169
1,020,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	1,040,219
20,000,000	Antares Holdings LP, 8.500%, 5/18/2025, 144A	21,559,852
40,505,000	GE Capital Funding LLC, 4.550%, 5/15/2032, 144A	48,610,784
11,150,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	13,308,038
135,000	Navient Corp., 5.000%, 3/15/2027	136,181
22,945,000	Navient Corp., 5.500%, 1/25/2023	23,977,525
3,030,000	Navient Corp., 5.875%, 10/25/2024	3,219,375
109,950(††)	Navient Corp., 6.000%, 12/15/2043	2,757,913
950,000	Navient Corp., 6.750%, 6/15/2026	1,031,938
54,470,000	Navient Corp., MTN, 5.625%, 8/01/2033	52,291,200
47,984,000	Navient Corp., MTN, 6.125%, 3/25/2024	51,222,920
6,490,000	Navient Corp., MTN, 7.250%, 1/25/2022	6,782,050
23,115,000	OneMain Finance Corp., 6.875%, 3/15/2025	26,842,294
4,075,000	OneMain Finance Corp., 7.125%, 3/15/2026	4,818,688
26,970,000	OneMain Finance Corp., 7.750%, 10/01/2021	28,385,925
55,015,000	OneMain Finance Corp., 8.250%, 10/01/2023	63,129,712
14,750,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	15,536,596
4,360,000	Quicken Loans LLC, 5.250%, 1/15/2028, 144A	4,654,300
2,455,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	2,504,100
7,325,000	Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	7,599,687

		384,265,466

	Financial Other — 0.3%
3,580,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	3,837,760
11,820,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	12,411,000

		16,248,760

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 1.0%
$24,865,000	Anheuser-Busch InBev Worldwide, Inc., 4.500%, 6/01/2050	$31,386,091
28,650,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	30,875,245

		62,261,336

	Gaming — 0.1%
5,475,000	International Game Technology PLC, 6.250%, 1/15/2027, 144A	6,269,696

	Government Owned – No Guarantee — 0.6%
6,535,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	8,855,474
6,586,000	Petroleos Mexicanos, 6.625%, 6/15/2035	6,520,140
12,239,000	Petroleos Mexicanos, 6.950%, 1/28/2060	11,512,615
10,230,000	Saudi Arabian Oil Co., 3.250%, 11/24/2050, 144A	10,373,911

		37,262,140

	Government Sponsored — 0.4%
16,800,000	Petrobras Global Finance BV, 6.750%, 6/03/2050	20,874,000
2,525,000	Petrobras Global Finance BV, 6.900%, 3/19/2049	3,200,437

		24,074,437

	Healthcare — 2.8%
14,620,000	HCA, Inc., 7.050%, 12/01/2027	17,708,475
24,215,000	HCA, Inc., 7.500%, 11/06/2033	33,658,850
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	12,268,410
19,785,000	Tenet Healthcare Corp., 5.125%, 5/01/2025	20,170,610
19,895,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	20,730,192
17,240,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	18,489,900
43,749,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	46,155,195

		169,181,632

	Home Construction — 1.4%
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	64,259,422
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	18,071,619
195,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	212,842

		82,543,883

	Independent Energy — 2.4%
2,685,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	2,820,078
6,638,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 9.000%, 11/01/2027, 144A	7,384,775
8,225,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,658,142
39,985,000	Chesapeake Energy Corp., 8.000%, 6/15/2027(c)(g)(i)	1,799,325
15,215,000	Continental Resources, Inc., 3.800%, 6/01/2024	15,711,161
1,091,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,124,930
2,340,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	2,499,859
11,535,000	Hess Corp., 5.600%, 2/15/2041	14,076,823
550,000	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	602,366
1,000,000	Leviathan Bond Ltd., 6.500%, 6/30/2027, 144A	1,126,670
7,644,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	7,720,440
17,908,000	Mesquite Energy, Inc., 6.125%, 1/15/2023(c)(g)(i)	80,228
9,520,000	Mesquite Energy, Inc., 7.750%, 6/15/2021(c)(g)(i)	11,234
540,000	Occidental Petroleum Corp., 4.500%, 7/15/2044	465,302
32,720,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	35,525,740
2,390,000	Pan American Energy LLC, 7.875%, 5/07/2021, 144A	2,411,653
	Independent Energy — continued
4,850,000	Parsley Energy LLC/Parsley Finance Corp., 4.125%, 2/15/2028, 144A	5,092,500
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,162,887
14,852,000	SM Energy Co., 10.000%, 1/15/2025, 144A	16,022,932
1,110,000	Southwestern Energy Co., 6.450%, 1/23/2025	1,154,400
14,955,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 8.750%, 4/15/2023, 144A(c)(g)	11,814,450
2,530,000	Vine Oil & Gas LP/Vine Oil & Gas Finance Corp., 9.750%, 4/15/2023, 144A(c)(g)	2,024,000
6,145,000	WPX Energy, Inc., 4.500%, 1/15/2030	6,513,700

		143,803,595

	Industrial Other — 0.0%
1,200,000	HTA Group Ltd. Co., 7.000%, 12/18/2025, 144A	1,290,000

	Life Insurance — 1.4%
3,575,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	3,733,179
13,830,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	17,072,872
15,000,000	Global Atlantic Fin Co., 8.625%, 4/15/2021, 144A	15,252,351
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(c)(g)	34,437,000
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(c)(g)	12,284,445
2,500,000	Prudential Financial, Inc., MTN, 3.700%, 3/13/2051	3,005,350

		85,785,197

	Media Entertainment — 0.5%
6,785,000	Discovery Communications LLC, 4.000%, 9/15/2055, 144A	7,594,440
4,635,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	4,947,677
2,475,000	ViacomCBS, Inc., 4.375%, 3/15/2043	2,924,133
4,469,000	ViacomCBS, Inc., 4.900%, 8/15/2044	5,573,614
4,600,000	ViacomCBS, Inc., 4.950%, 5/19/2050	5,958,474

		26,998,338

	Metals & Mining — 1.2%
2,795,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	2,922,699
25,271,000	ArcelorMittal S.A., 7.000%, 3/01/2041	34,825,426
1,970,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	2,873,321
2,630,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026, 144A	2,741,775
13,616,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	14,773,360
1,810,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	1,884,662
3,930,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	4,016,696
2,730,000	Kaiser Aluminum Corp., 6.500%, 5/01/2025, 144A	2,921,100
7,180,000	United States Steel Corp., 6.650%, 6/01/2037	6,031,200

		72,990,239

	Midstream — 0.4%
13,667,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.125%, 3/01/2025	8,661,461
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	682,750
185,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	182,021
9,690,000	Plains All American Pipeline LP/PAA Finance Corp., 4.700%, 6/15/2044	10,047,648
1,180,000	Plains All American Pipeline LP/PAA Finance Corp., 4.900%, 2/15/2045	1,252,328

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$11,980,000	Summit Midstream Partners LP, Series A, (fixed rate to 12/15/2022, variable rate thereafter), 9.500%(c)(g)(i)(j)	$3,834,798

		24,661,006

	Oil Field Services — 0.6%
2,080,000	Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025, 144A	956,800
2,770,000	Transocean, Inc., 7.500%, 4/15/2031	962,575
48,755,000	Transocean, Inc., 11.500%, 1/30/2027, 144A	34,859,825

		36,779,200

	Packaging — 0.2%
8,750,000	Owens-Brockway Glass Container, Inc., 6.625%, 5/13/2027, 144A	9,471,875

	Paper — 0.8%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	22,522,805
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,946,205
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	12,469,479
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,698,149

		45,636,638

	Property & Casualty Insurance — 0.8%
12,510,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 11.497%, 1/15/2033, 144A(f)(h)	4,378,500
1,500,000	MGIC Investment Corp., 5.250%, 8/15/2028	1,605,000
14,480,000	Nationwide Mutual Insurance Co., 4.350%, 4/30/2050, 144A	17,009,976
20,810,000	Radian Group, Inc., 6.625%, 3/15/2025	23,567,325

		46,560,801

	REITs – Diversified — 0.0%
665,000	iStar, Inc., 4.750%, 10/01/2024	673,313

	REITs – Hotels — 0.2%
545,000	Service Properties Trust, 3.950%, 1/15/2028	526,606
5,965,000	Service Properties Trust, 4.350%, 10/01/2024	5,890,437
1,690,000	Service Properties Trust, 4.500%, 6/15/2023	1,698,450
940,000	Service Properties Trust, 4.650%, 3/15/2024	930,600
915,000	Service Properties Trust, 4.750%, 10/01/2026	903,563
2,750,000	Service Properties Trust, 4.950%, 2/15/2027	2,763,750

		12,713,406

	Retailers — 0.4%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,558,282
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,692,855
1,795,000	Hanesbrands, Inc., 5.375%, 5/15/2025, 144A	1,899,146
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,114,924
6,905,000	Michaels Stores, Inc., 8.000%, 7/15/2027, 144A	7,422,875

		21,688,082

	Sovereigns — 0.3%
19,105,000	Mexico Government International Bond, 3.771%, 5/24/2061	19,968,737

	Supermarkets — 0.1%
1,840,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s LP/Albertson’s LLC, 5.750%, 3/15/2025	1,895,200
2,290,000	Safeway, Inc., 7.250%, 2/01/2031	2,681,201

		4,576,401

	Technology — 2.8%
5,500,000	Broadcom, Inc., 4.150%, 11/15/2030	6,367,692
23,110,000	Broadcom, Inc., 4.300%, 11/15/2032	27,396,652
9,820,000	Broadcom, Inc., 5.000%, 4/15/2030	11,937,309
	Technology — continued
15,295,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	15,065,575
23,345,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	24,628,975
9,350,000	Jabil, Inc., 3.600%, 1/15/2030	10,404,820
8,250,000	Jabil, Inc., 3.950%, 1/12/2028	9,330,113
15,170,000	KLA Corp., 5.650%, 11/01/2034	20,454,004
26,380,000	Microchip Technology, Inc., 0.972%, 2/15/2024, 144A	26,444,573
3,145,000	Micron Technology, Inc., 4.663%, 2/15/2030	3,859,377
3,970,000	Micron Technology, Inc., 4.975%, 2/06/2026	4,692,355
3,800,000	Micron Technology, Inc., 5.327%, 2/06/2029	4,753,368
105,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	127,119
1,829,000	Seagate HDD Cayman, 4.091%, 6/01/2029, 144A	1,958,950
1,688,000	Seagate HDD Cayman, 4.875%, 6/01/2027	1,899,354

		169,320,236

	Transportation Services — 0.8%
10,630,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027, 144A	11,407,942
810,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.750%, 7/15/2027, 144A	822,150
10,503,000	Fenix Marine Service Holdings Ltd., 8.000%, 1/15/2024(c)(g)	9,511,517
20,980,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	23,791,635

		45,533,244

	Treasuries — 12.7%
222,225,000	U.S. Treasury Bond, 1.250%, 5/15/2050	201,599,742
224,690,000	U.S. Treasury Bond, 1.375%, 8/15/2050	210,436,228
290,985,000	U.S. Treasury Note, 0.125%, 11/30/2022	291,019,101
59,525,000	U.S. Treasury Note, 0.125%, 12/31/2022	59,531,976

		762,587,047

	Wireless — 1.2%
1,705,000	American Tower Corp., 1.875%, 10/15/2030	1,719,870
1,255,000	American Tower Corp., 2.100%, 6/15/2030	1,288,141
1,965,000	American Tower Corp., 2.950%, 1/15/2051	1,969,688
7,885,000	American Tower Corp., 3.100%, 6/15/2050	8,121,766
6,415,000	Crown Castle International Corp., 2.250%, 1/15/2031	6,654,527
6,735,000	Crown Castle International Corp., 3.250%, 1/15/2051	7,106,089
1,490,000	Crown Castle International Corp., 3.300%, 7/01/2030	1,667,726
4,388,000	IHS Netherlands Holdco BV, 8.000%, 9/18/2027, 144A	4,734,169
2,115,000	Millicom International Cellular S.A., 5.125%, 1/15/2028, 144A	2,248,034
4,695,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	5,281,875
26,485,000	T-Mobile USA, Inc., 3.875%, 4/15/2030, 144A	30,674,927

		71,466,812

	Wirelines — 1.8%
18,163,000	AT&T, Inc., 3.650%, 9/15/2059, 144A	18,339,879
11,177,000	AT&T, Inc., 3.800%, 12/01/2057, 144A	11,679,259
1,240,000	CenturyLink, Inc., 5.625%, 4/01/2025	1,337,650
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	371,193
2,160,000	Cincinnati Bell, Inc., 8.000%, 10/15/2025, 144A	2,303,100
30,646,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	37,329,586
16,440,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	20,221,200

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$14,223,000	Verizon Communications, Inc., 4.329%, 9/21/2028	$17,100,597

		108,682,464

	Total Non-Convertible Bonds (Identified Cost $3,578,126,472)	3,678,782,593

Convertible Bonds — 4.2%
	Airlines — 0.2%
6,970,000	Southwest Airlines Co., 1.250%, 5/01/2025	10,123,925

	Cable Satellite — 2.5%
14,660,000	DISH Network Corp., 2.375%, 3/15/2024	13,662,091
143,750,000	DISH Network Corp., 3.375%, 8/15/2026	137,027,050

		150,689,141

	Consumer Cyclical Services — 0.1%
7,860,000	Uber Technologies, Inc., Zero Coupon, 12/15/2025, 144A	8,041,085

	Energy — 0.0%
30,642,000	Chesapeake Energy Corp., 5.500%, 9/15/2026(c)(g)(i)	1,378,890

	Healthcare — 0.1%
2,635,000	Teladoc Health, Inc., 1.250%, 6/01/2027, 144A	3,155,952

	Oil Field Services — 0.1%
10,170,195	Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash, 11/15/2025, 144A(b)(c)(d)(e)(k)(l)	6,330,947

	Pharmaceuticals — 0.2%
6,445,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	6,916,047
2,155,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027, 144A	2,251,975
1,545,000	Neurocrine Biosciences, Inc., 2.250%, 5/15/2024	2,131,750

		11,299,772

	REITs – Diversified — 0.2%
11,465,000	iStar, Inc., 3.125%, 9/15/2022	13,490,086

	Technology — 0.8%
10,415,000	Booking Holdings, Inc., 0.900%, 9/15/2021	12,071,275
1,380,000	Evolent Health, Inc., 3.500%, 12/01/2024, 144A	1,573,776
7,290,000	Nuance Communications, Inc., 1.250%, 4/01/2025	16,595,758
398,000	Nuance Communications, Inc., 1.500%, 11/01/2035	851,640
17,000,000	Western Digital Corp., 1.500%, 2/01/2024	16,897,080

		47,989,529

	Total Convertible Bonds (Identified Cost $274,728,949)	252,499,327

Municipals — 1.6%
	Illinois — 0.4%
21,645,000	State of Illinois, 5.100%, 6/01/2033	23,294,566

	Virginia — 1.2%
68,005,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	71,151,591

	Total Municipals (Identified Cost $86,430,751)	94,446,157

	Total Bonds and Notes (Identified Cost $3,939,286,172)	4,025,728,077

Senior Loans — 0.5%
	Chemicals — 0.1%
7,037,600	Aruba Investments, Inc., 2020 2nd Lien Term Loan, 3-month LIBOR + 7.750%, 8.500%, 11/24/2028(h)	7,037,600

	Construction Machinery — 0.2%
18,538,000	Onsite Rental Group Pty Ltd., Note, 6.100%, 10/26/2023(b)(c)(d)(e)	9,862,216

	Independent Energy — 0.2%
12,660,906	Ascent Resources – Utica, 2020 Fixed 2nd Lien Term Loan, 11/01/2025(m)	13,721,257

	Total Senior Loans (Identified Cost $35,539,273)	30,621,073

Shares
Common Stocks — 11.8%
	Aerospace & Defense — 0.0%
7,475	Lockheed Martin Corp.	2,653,476

	Air Freight & Logistics — 0.0%
15,186	United Parcel Service, Inc., Class B	2,557,322

	Beverages — 0.1%
49,551	Coca-Cola Co. (The)	2,717,377

	Capital Markets — 0.1%
3,804	BlackRock, Inc.	2,744,738
41,218	Morgan Stanley	2,824,670

		5,569,408

	Chemicals — 0.1%
664,252	Hexion Holdings Corp., Class B(f)	8,588,778

	Communications Equipment — 0.0%
58,584	Cisco Systems, Inc.	2,621,634

	Diversified Telecommunication Services — 3.8%
7,868,481	AT&T, Inc.	226,297,514

	Electric Utilities — 0.1%
29,485	Duke Energy Corp.	2,699,646
35,699	NextEra Energy, Inc.	2,754,178

		5,453,824

	Electronic Equipment, Instruments & Components — 1.6%
2,575,992	Corning, Inc.	92,735,712

	Food & Staples Retailing — 0.0%
18,218	Walmart, Inc.	2,626,125

	Health Care Equipment & Supplies — 0.0%
24,421	Abbott Laboratories	2,673,855

	Health Care Providers & Services — 0.1%
8,625	Anthem, Inc.	2,769,401
7,865	UnitedHealth Group, Inc.	2,758,098

		5,527,499

	Hotels, Restaurants & Leisure — 0.1%
25,758	Starbucks Corp.	2,755,591

	Household Products — 0.0%
19,142	Procter & Gamble Co. (The)	2,663,418

	Insurance — 0.1%
27,418	Progressive Corp. (The)	2,711,092

	IT Services — 0.1%
9,990	Accenture PLC, Class A	2,609,488
14,845	Automatic Data Processing, Inc.	2,615,689

		5,225,177

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Machinery — 0.0%
9,825	Deere & Co.	$2,643,416

	Media — 0.2%
2,500,188	Clear Channel Outdoor Holdings, Inc.(f)	4,125,310
52,277	Comcast Corp., Class A	2,739,315
279,162	iHeartMedia, Inc., Class A(f)	3,623,523

		10,488,148

	Metals & Mining — 0.0%
43,945	Newmont Corp.	2,631,866

	Oil Field Services — 0.0%
60,638	Pioneer Energy Services Corp.(b)(c)(d)(e)(f)(k)	—

	Oil, Gas & Consumable Fuels — 0.5%
9,229	Battalion Oil Corp.(f)	76,601
30,525	Chevron Corp.	2,577,836
500,544	Lonestar Resources U.S., Inc.(b)(c)(d)(e)(f)(k)	3,473,775
225,503	Paragon Offshore Ltd., Litigation Units, Class B(e)(f)	1,465,770
156,902	Paragon Offshore Ltd., Litigation Units, Class A(b)(c)(d)(e)(f)	—
758,253	Whiting Petroleum Corp.(f)	18,956,325
125,866	Williams Cos., Inc. (The)	2,523,613

		29,073,920

	Pharmaceuticals — 4.6%
4,315,200	Bristol-Myers Squibb Co.	267,671,856
17,221	Johnson & Johnson	2,710,241
33,307	Merck & Co., Inc.	2,724,513

		273,106,610

	REITs – Diversified — 0.0%
12,010	American Tower Corp.	2,695,765

	Road & Rail — 0.1%
13,061	Union Pacific Corp.	2,719,561

	Software — 0.1%
23,768	iQor Holdings, Inc.(f)	263,825
12,147	Microsoft Corp.	2,701,736

		2,965,561

	Specialty Retail — 0.0%
9,831	Home Depot, Inc. (The)	2,611,310
10,161,347	Onsite Rental Group Pty Ltd.(b)(c)(d)(e)(f)	—

		2,611,310

	Technology Hardware, Storage & Peripherals — 0.1%
20,996	Apple, Inc.	2,785,959

	Total Common Stocks (Identified Cost $653,340,198)	705,099,918

Preferred Stocks — 0.8%
Convertible Preferred Stocks — 0.6%
	Banking — 0.3%
10,064	Bank of America Corp., Series L, 7.250%	15,282,989

	Communications — 0.0%
3,704	Cincinnati Bell, Inc., Series B, 6.750%	183,651

	Energy — 0.0%
172,972	Chesapeake Energy Corp., 4.500%(b)(c)(d)(f)	—
240,916	Chesapeake Energy Corp., 5.000%(b)(c)(d)(f)	—
32,522	Chesapeake Energy Corp., 5.750%, 144A(b)(c)(d)(f)	—
43,178	Chesapeake Energy Corp., 5.750%, 144A(b)(c)(d)(f)	—
6,017	Chesapeake Energy Corp., 5.750%(b)(c)(d)(f)	—
23,928	Chesapeake Energy Corp., 5.750%(b)(c)(d)(f)	—

		—

	Food & Beverage — 0.0%
16,481	Bunge Ltd., 4.875%	1,792,870

	Healthcare — 0.1%
57,041	Boston Scientific Corp., Series A, 5.500%	6,249,982

	Midstream — 0.2%
242,297	El Paso Energy Capital Trust I, 4.750%(c)(g)	12,541,293

	Total Convertible Preferred Stocks (Identified Cost $149,967,465)	36,050,785

Non-Convertible Preferred Stocks — 0.2%
	Finance Companies — 0.0%
10,425	iStar, Inc., Series G, 7.650%	262,216

	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(f)	1,699,287

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	1,915,200

	REITs – Warehouse/Industrials — 0.2%
116,192	Prologis, Inc., Series Q, 8.540%	8,017,248

	Total Non-Convertible Preferred Stocks (Identified Cost $8,540,569)	11,893,951

	Total Preferred Stocks (Identified Cost $158,508,034)	47,944,736

Warrants — 0.2%
751,946	iHeartMedia, Inc., Expiration on 5/1/2039(b)(d)(f) (Identified Cost $18,045,316)	9,760,259

Closed-End Investment Companies — 0.0%
170,282	NexPoint Strategic Opportunities Fund (Identified Cost $10,230,310)	1,791,367

Principal Amount (‡)
Short-Term Investments — 18.3%
1,906,507,718	Central Bank of Iceland, 0.000%, (ISK)(h)(n)	14,920,236
187,845,906	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $187,845,906 on 1/04/2021 collateralized by $131,367,600 U.S. Treasury Inflation Indexed Note, 0.125% due 1/15/2023 valued at $153,933,049; $36,392,700 U.S. Treasury Note, 1.500% due 1/15/2023 valued at $37,669,778 including accrued interest (Note 2 of Notes to Financial Statements)	187,845,906
302,470,000	U.S. Treasury Bills, 0.070% - 0.071%, 3/11/2021(o)(p)	302,428,410
200,000,000	U.S. Treasury Bills, 0.081%, 1/21/2021(o)	199,995,750
100,000,000	U.S. Treasury Bills, 0.091% - 0.120%, 1/28/2021(o)(p)	99,996,167
292,125,000	U.S. Treasury Bills, 0.107% - 0.111%, 4/15/2021(o)(p)	292,057,385

	Total Short-Term Investments (Identified Cost $1,097,811,230)	1,097,243,854

	Total Investments — 98.8% (Identified Cost $5,912,760,533)	5,918,189,284
	Other assets less liabilities — 1.2%	70,975,507

	Net Assets — 100.0%	$5,989,164,791

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2020

Loomis Sayles Strategic Income Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of December 31, 2020 is disclosed.
(b)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Fair valued by the Fund’s adviser. At December 31, 2020, the value of these securities amounted to $38,774,769 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Securities subject to restriction on resale. At December 31, 2020, the restricted securities held by the Fund are as follows:

	Acquisition Date	Cost		Value	% of Net Assets
GCA2014 Holdings Ltd., Series 2014-1, Class C	12/18/2014	$23,493,070		$7,909,888	0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class D	12/18/2014	10,635,332		1,437,684	Less than 0.1%
GCA2014 Holdings Ltd., Series 2014-1, Class E	12/18/2014	32,732,982		—	—
Lonestar Resources U.S., Inc.	12/01/2020	3,473,775	*	3,473,775	0.1%
Onsite Rental Group Pty Ltd.	10/26/2017	—		—	—
Onsite Rental Group Pty Ltd., Note	10/01/2017	13,532,740		9,862,216	0.2%
Paragon Offshore Ltd., Litigation Units, Class B	7/18/2017	22,768,653		1,465,770	Less than 0.1%
Paragon Offshore Ltd., Litigation Units, Class A	7/18/2017	1,167,146		—	—
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	5/29/2020	9,434,195		6,330,947	0.1%
Pioneer Energy Services Corp.	5/29/2020	17,677,239	**	—	—

*	Represents basis assigned upon receipt in a taxable restructuring.

**	Represents basis carried over in a non-taxable restructuring.

(f)	Non-income producing security.
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At December 31, 2020, the value of these securities amounted to $94,587,570 or 1.6% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Variable rate security. Rate as of December 31, 2020 is disclosed.
(i)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(j)	Perpetual bond with no specified maturity date.
(k)	Affiliated issuer. See Note 6i for a summary of transactions in securities of affiliated issuers.

(l)	Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended December 31, 2020, interest payments were made in additional principal.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2020 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Security callable by issuer at any time. No specified maturity date.
(o)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(p)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $933,916,119 or 15.6% of net assets.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
LIBOR	London Interbank Offered Rate
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

ISK	Icelandic Krona

Industry Summary at December 31, 2020

Treasuries	12.7%
Finance Companies	6.4
Banking	5.4
Pharmaceuticals	4.8
Cable Satellite	4.5
Diversified Telecommunication Services	3.8
Technology	3.6
Aerospace & Defense	3.6
Automotive	3.1
Healthcare	3.0
Independent Energy	2.6
Other Investments, less than 2% each	27.0
Short-Term Investments	18.3
Closed-End Investment Companies	0.0 ***

Total Investments	98.8
Other assets less liabilities	1.2

Net Assets	100.0%

***	Less than 0.1%

See accompanying notes to financial statements.

69  |

Statements of Assets and Liabilities

December 31, 2020

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund		Investment Grade Bond Fund
ASSETS
Investments at cost	$109,237,345	$36,758,672	$14,828,544		$5,499,309,752
Net unrealized appreciation	2,523,561	1,602,250	188,535		494,446,751

Investments at value	111,760,906	38,360,922	15,017,079		5,993,756,503
Cash	—	—	192,827		14,830,352
Foreign currency at value (identified cost $0, $0, $1,570 and $0, respectively)	—	—	1,574		—
Receivable for Fund shares sold	316,700	135,534	500		21,395,747
Receivable from investment adviser (Note 6)	—	7,460	29,991		—
Receivable for securities sold	19,582	—	—		104,000
Dividends and interest receivable	1,428,354	338,890	13,473		35,215,993
Tax reclaims receivable	—	—	312		—
Prepaid expenses (Note 9)	9	—	—		344

TOTAL ASSETS	113,525,551	38,842,806	15,255,756		6,065,302,939

LIABILITIES
Payable for securities purchased	217,949	1,506,827	—		30,216,735
Payable for Fund shares redeemed	265,256	2,418	—		6,845,243
Distributions payable	—	12,074	—		—
Management fees payable (Note 6)	31,482	—	—		1,839,588
Deferred Trustees’ fees (Note 6)	209,387	68,214	45		1,128,346
Administrative fees payable (Note 6)	4,019	1,256	284		204,122
Payable to distributor (Note 6d)	645	95	—		40,327
Audit and tax services fees payable	53,437	47,385	33,774		63,389
Other accounts payable and accrued expenses	25,349	13,074	1,821		203,145

TOTAL LIABILITIES	807,524	1,651,343	35,924		40,540,895

NET ASSETS	$112,718,027	$37,191,463	$15,219,832		$6,024,762,044

NET ASSETS CONSIST OF:
Paid-in capital	$121,158,018	$35,982,121	$15,026,195		$5,530,405,616
Accumulated earnings (loss)	(8,439,991)	1,209,342	193,637		494,356,428

NET ASSETS	$112,718,027	$37,191,463	$15,219,832		$6,024,762,044

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$41,547,054	$8,941,414	$1,014		$872,976,203

Shares of beneficial interest	9,546,291	847,603	100		74,926,282

Net asset value and redemption price per share	$4.35	$10.55	$10.13	*	$11.65

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.54	$10.88	$10.75		$12.17

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,932,542	$1,049,719	$1,013		$132,606,024

Shares of beneficial interest	670,989	99,475	100		11,522,133

Net asset value and offering price per share	$4.37	$10.55	$10.13		$11.51

Class N shares:
Net assets	$14,782,679	$—	$15,206,010		$1,188,772,411

Shares of beneficial interest	3,394,087	—	1,501,224		102,021,062

Net asset value, offering and redemption price per share	$4.36	$—	$10.13		$11.65

Class Y shares:
Net assets	$53,455,752	$27,200,330	$11,795		$3,704,947,861

Shares of beneficial interest	12,305,187	2,574,753	1,164		317,756,637

Net asset value, offering and redemption price per share	$4.34	$10.56	$10.13		$11.66

Admin Class shares:
Net assets	$—	$—	$—		$125,459,545

Shares of beneficial interest	—	—	—		10,799,218

Net asset value, offering and redemption price per share	$—	$—	$—		$11.62

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

|  70

Statements of Assets and Liabilities (continued)

December 31, 2020

Strategic Alpha Fund
ASSETS
Investments at cost	$1,255,898,939
Net unrealized appreciation	21,734,156

Investments at value	1,277,633,095
Cash	2,620,307
Due from brokers (Note 2)	22,999,979
Foreign currency at value (identified cost $1,692,995)	1,759,150
Receivable for Fund shares sold	5,915,676
Receivable for securities sold	1,793,317
Dividends and interest receivable	8,505,171
Unrealized appreciation on forward foreign currency contracts (Note 2)	197,122
Receivable for variation margin on futures contracts (Note 2)	85,181
Receivable for variation margin on centrally cleared swap agreements (Note 2)	108,466
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	320,410
Prepaid expenses (Note 9)	75

TOTAL ASSETS	1,321,937,949

LIABILITIES
Options written, at value (premiums received $168,133) (Note 2)	159,801
Payable for securities purchased	1,659,759
Unrealized depreciation on bilateral swap agreements (Note 2)	526,239
Payable for Fund shares redeemed	263,135
Unrealized depreciation on forward foreign currency contracts (Note 2)	3,258,689
Management fees payable (Note 6)	651,664
Deferred Trustees’ fees (Note 6)	209,496
Administrative fees payable (Note 6)	46,922
Payable to distributor (Note 6d)	4,862
Audit and tax services fees payable	76,866
Other accounts payable and accrued expenses	64,167

TOTAL LIABILITIES	6,921,600

NET ASSETS	$1,315,016,349

NET ASSETS CONSIST OF:
Paid-in capital	$1,340,332,829
Accumulated loss	(25,316,480)

NET ASSETS	$1,315,016,349

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$36,066,854

Shares of beneficial interest	3,456,494

Net asset value and redemption price per share	$10.43

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.89

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$8,961,911

Shares of beneficial interest	861,373

Net asset value and offering price per share	$10.40

Class N shares:
Net assets	$527,494,097

Shares of beneficial interest	50,669,098

Net asset value, offering and redemption price per share	$10.41

Class Y shares:
Net assets	$742,493,487

Shares of beneficial interest	71,356,694

Net asset value, offering and redemption price per share	$10.41

See accompanying notes to financial statements.

71  |

Statements of Assets and Liabilities (continued)

December 31, 2020

Strategic Income Fund
ASSETS
Unaffiliated investments at cost	$5,882,107,417
Affiliated investments at cost	30,653,116
Net unrealized appreciation on unaffiliated investments	26,277,144
Net unrealized depreciation on affiliated investments	(20,848,393)

Investments at value	5,918,189,284
Cash	1,744,847
Receivable for Fund shares sold	6,328,728
Receivable for securities sold	35,706,023
Dividends and interest receivable	48,065,652
Tax reclaims receivable	247
Prepaid expenses (Note 9)	18,222

TOTAL ASSETS	6,010,053,003

LIABILITIES
Payable for securities purchased	4,577,589
Payable for Fund shares redeemed	10,467,446
Management fees payable (Note 6)	2,902,459
Deferred Trustees’ fees (Note 6)	1,920,758
Administrative fees payable (Note 6)	220,867
Payable to distributor (Note 6d)	54,289
Audit and tax services fees payable	49,247
Other accounts payable and accrued expenses	695,557

TOTAL LIABILITIES	20,888,212

NET ASSETS	$5,989,164,791

NET ASSETS CONSIST OF:
Paid-in capital	$6,204,471,225
Accumulated loss	(215,306,434)

NET ASSETS	$5,989,164,791

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,682,561,893

Shares of beneficial interest	119,965,406

Net asset value and redemption price per share	$14.03

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$14.65

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$259,780,136

Shares of beneficial interest	18,323,287

Net asset value and offering price per share	$14.18

Class N shares:
Net assets	$247,696,592

Shares of beneficial interest	17,680,941

Net asset value, offering and redemption price per share	$14.01

Class Y shares:
Net assets	$3,693,954,001

Shares of beneficial interest	263,723,388

Net asset value, offering and redemption price per share	$14.01

Admin Class shares:
Net assets	$105,172,169

Shares of beneficial interest	7,526,348

Net asset value, offering and redemption price per share	$13.97

See accompanying notes to financial statements.

|  72

Statements of Operations

For the Year Ended December 31, 2020

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund(a)	Investment Grade Bond Fund
INVESTMENT INCOME
Interest	$6,457,564	$547,211	$—	$194,944,479
Dividends	263,269	5,591	18,033	1,659,402
Less net foreign taxes withheld	—	—	(2,678)	—

	6,720,833	552,802	15,355	196,603,881

Expenses
Management fees (Note 6)	669,082	92,759	4,945	22,550,836
Service and distribution fees (Note 6)	82,881	33,912	1	4,251,630
Administrative fees (Note 6)	49,521	10,156	284	2,463,304
Trustees’ fees and expenses (Note 6)	46,813	24,996	180	362,630
Transfer agent fees and expenses (Notes 6 and 8)	102,304	11,410	36	3,481,271
Audit and tax services fees	52,641	52,788	33,774	63,588
Custodian fees and expenses (Note 7)	16,661	5,287	954	168,320
Legal fees (Note 9)	3,172	781	30	143,878
Registration fees	78,199	44,138	100	202,137
Shareholder reporting expenses	26,529	3,391	549	264,616
Miscellaneous expenses (Notes 7 and 9)	30,583	25,403	1,905	189,220

Total expenses	1,158,386	305,021	42,758	34,141,430
Less waiver and/or expense reimbursement (Notes 6 and 7)	(244,500)	(166,707)	(36,823)	(2,021,089)

Net expenses	913,886	138,314	5,935	32,120,341

Net investment income	5,806,947	414,488	9,420	164,483,540

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(4,673,658)	184,411	1,756	266,643,665
Swap agreements	—	—	—	8,539,507
Foreign currency transactions (Note 2c)	—	—	6,367	120,794
Net change in unrealized appreciation (depreciation) on:
Investments	2,338,998	430,359	188,535	176,877,938
Foreign currency translations (Note 2c)	—	—	4	(514)

Net realized and unrealized gain (loss) on investments, swap agreements and foreign currency transactions	(2,334,660)	614,770	196,662	452,181,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,472,287	$1,029,258	$206,082	$616,664,930

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

See accompanying notes to financial statements.

73  |

Statements of Operations (continued)

For the Year Ended December 31, 2020

Strategic Alpha Fund
INVESTMENT INCOME
Dividends	$2,304,150
Interest	42,573,101
Less net foreign taxes withheld	(227)

44,877,024

Expenses
Management fees (Note 6)	7,083,082
Service and distribution fees (Note 6)	213,573
Administrative fees (Note 6)	521,998
Trustees’ fees and expenses (Note 6)	83,812
Transfer agent fees and expenses (Notes 6 and 8)	417,755
Audit and tax services fees	84,034
Custodian fees and expenses (Note 7)	68,201
Legal fees (Note 9)	28,767
Registration fees	76,959
Shareholder reporting expenses	36,452
Miscellaneous expenses (Notes 7 and 9)	84,998

Total expenses	8,699,631

Net investment income	36,177,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(14,523,238)
Futures contracts	7,117,555
Options written	(50,234)
Swap agreements	8,284,641
Forward foreign currency contracts (Note 2d)	(1,382,516)
Foreign currency transactions (Note 2c)	(511,098)
Net change in unrealized appreciation (depreciation) on:
Investments	70,567,697
Futures contracts	(19,222)
Options written	1,016
Swap agreements	2,422,592
Forward foreign currency contracts (Note 2d)	(1,956,477)
Foreign currency translations (Note 2c)	342,563

Net realized and unrealized gain on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	70,293,279

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,470,672

See accompanying notes to financial statements.

|  74

Statements of Operations (continued)

For the Period Ended December 31, 2020

	Strategic Income Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020
INVESTMENT INCOME
Dividends	$9,894,395	$34,983,468
Interest from unaffiliated investments	46,785,252	251,044,579
Interest from affiliated investments (Note 6)	154,917	441,094
Less net foreign taxes withheld	(9,115)	(430,452)

	56,825,449	286,038,689

Expenses
Management fees (Note 6)	8,602,302	36,847,870
Service and distribution fees (Note 6)	1,867,823	9,532,359
Administrative fees (Note 6)	656,953	2,869,683
Trustees’ fees and expenses (Note 6)	146,927	463,045
Transfer agent fees and expenses (Notes 6 and 8)	1,163,199	5,217,792
Audit and tax services fees	46,201	63,555
Custodian fees and expenses (Note 7)	75,366	324,017
Legal fees (Note 9)	17,882	159,823
Registration fees	52,790	176,399
Shareholder reporting expenses	96,403	300,076
Miscellaneous expenses (Notes 7 and 9)	53,126	212,464

Total expenses	12,778,972	56,167,083

Net investment income	44,046,477	229,871,606

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Unaffiliated investments	(327,676,709)	(85,265,323)
Affiliated investments (Note 6)	—	(13,528,848)
Foreign currency transactions (Note 2c)	437,744	(1,837,713)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	595,993,246	(188,843,675)
Affiliated investments (Note 6)	(31,212)	(11,115,666)
Foreign currency translations (Note 2c)	(87,631)	498,421

Net realized and unrealized gain (loss) on investments and foreign currency transactions	268,635,438	(300,092,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$312,681,915	$(70,221,198)

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

75  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Municipal Bond Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$5,806,947	$7,362,208	$414,488	$488,192
Net realized gain (loss) on investments	(4,673,658)	(430,482)	184,411	156,434
Net change in unrealized appreciation (depreciation) on investments	2,338,998	9,756,973	430,359	682,883

Net increase in net assets resulting from operations	3,472,287	16,688,699	1,029,258	1,327,509

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,244,423)	(1,135,803)	(151,821)	(157,363)
Class C	(131,410)	(194,240)	(13,774)	(23,074)
Class N	(739,980)	(609,528)	—	—
Class Y	(4,149,317)	(5,638,962)	(249,452)	(307,772)

Total distributions	(6,265,130)	(7,578,533)	(415,047)	(488,209)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(31,816,114)	1,738,584	17,552,248	(4,018,800)

Net increase (decrease) in net assets	(34,608,957)	10,848,750	18,166,459	(3,179,500)
NET ASSETS
Beginning of the year	147,326,984	136,478,234	19,025,004	22,204,504

End of the year	$112,718,027	$147,326,984	$37,191,463	$19,025,004

See accompanying notes to financial statements.

|  76

Statements of Changes in Net Assets (continued)

	International Growth Fund	Investment Grade Bond Fund
	Period Ended December 31, 2020(a)	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$9,420	$164,483,540	$180,954,803
Net realized gain on investments, swap agreements and foreign currency transactions	8,123	275,303,966	74,860,931
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	188,539	176,877,424	216,386,447

Net increase in net assets resulting from operations	206,082	616,664,930	472,202,181

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1)	(66,337,702)	(25,364,474)
Class C	— (b)	(10,552,630)	(6,942,862)
Class N	(12,450)	(96,560,712)	(47,788,079)
Class Y	(9)	(284,270,221)	(111,238,434)
Admin Class	—	(8,996,534)	(3,581,152)

Total distributions	(12,460)	(466,717,799)	(194,915,001)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	15,026,210	300,818,816	(31,559,822)

Net increase in net assets	15,219,832	450,765,947	245,727,358
NET ASSETS
Beginning of the year	—	5,573,996,097	5,328,268,739

End of the year	$15,219,832	$6,024,762,044	$5,573,996,097

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than $1.00.

See accompanying notes to financial statements.

77  |

Statements of Changes in Net Assets (continued)

	Strategic Alpha Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$36,177,393	$49,850,113
Net realized loss on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency transactions	(1,064,890)	(8,071,488)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swap agreements, forward foreign currency contracts and foreign currency translations	71,358,169	15,971,337

Net increase in net assets resulting from operations	106,470,672	57,749,962

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(708,457)	(1,581,199)
Class C	(158,470)	(411,487)
Class N	(11,490,422)	(8,768,965)
Class Y	(15,871,781)	(34,262,581)

Total distributions	(28,229,130)	(45,024,232)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(63,947,948)	(216,962,192)

Net increase (decrease) in net assets	14,293,594	(204,236,462)
NET ASSETS
Beginning of the year	1,300,722,755	1,504,959,217

End of the year	$1,315,016,349	$1,300,722,755

See accompanying notes to financial statements.

|  78

Statements of Changes in Net Assets (continued)

	Strategic Income Fund
	Period Ended December 31, 2020(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS:
Net investment income	$44,046,477	$229,871,606	$312,461,598
Net realized loss on investments and foreign currency transactions	(327,238,965)	(100,631,884)	(25,505,488)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	595,874,403	(199,460,920)	(96,424,261)

Net increase (decrease) in net assets resulting from operations	312,681,915	(70,221,198)	190,531,849

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(33,250,024)	(60,755,051)	(71,533,316)
Class C	(4,600,466)	(12,091,933)	(27,624,605)
Class N	(4,334,379)	(7,404,708)	(8,091,999)
Class Y	(75,910,796)	(150,040,710)	(189,621,495)
Admin Class	(1,932,234)	(3,669,167)	(4,619,879)

Total distributions	(120,027,899)	(233,961,569)	(301,491,294)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(255,047,276)	(797,576,770)	(1,303,567,589)

Net decrease in net assets	(62,393,260)	(1,101,759,537)	(1,414,527,034)
NET ASSETS
Beginning of the year	6,051,558,051	7,153,317,588	8,567,844,622

End of the year	$5,989,164,791	$6,051,558,051	$7,153,317,588

(a)	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

79  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$4.25		$3.99		$4.25		$4.37	$4.23		$3.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.20		0.05		0.20	0.22		0.20
Net realized and unrealized gain (loss)	0.12	(b)	0.27		(0.24)		(0.14)	0.12		0.21

Total from Investment Operations	0.32		0.47		(0.19)		0.06	0.34		0.41

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.21)		(0.06)		(0.18)	(0.20)		(0.16)
Net realized capital gains	—		—		(0.01)		—	—		(0.01)

Total Distributions	(0.22)		(0.21)		(0.07)		(0.18)	(0.20)		(0.17)

Net asset value, end of the period	$4.35		$4.25		$3.99		$4.25	$4.37		$4.23

Total return(c)(d)	8.16%		11.94%		(4.54	)%(e)	1.41%	8.17%		10.66%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$41,547		$23,199		$23,125		$26,175	$34,039		$34,820
Net expenses(f)	1.00%		1.03	%(g)	1.05	%(h)	1.05%	1.09	%(i)	1.10%
Gross expenses	1.22%		1.18%		1.27	%(h)	1.16%	1.15%		1.14%
Net investment income	4.91%		4.84%		5.13	%(h)	4.73%	5.03%		5.16%
Portfolio turnover rate	99	%(j)	48%		17%		55%	46%		38%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  80

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$4.27		$4.00		$4.27		$4.38	$4.24		$4.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.17		0.05		0.17	0.18		0.18
Net realized and unrealized gain (loss)	0.12	(b)	0.28		(0.26)		(0.13)	0.12		0.20

Total from Investment Operations	0.29		0.45		(0.21)		0.04	0.30		0.38

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)		(0.18)		(0.05)		(0.15)	(0.16)		(0.13)
Net realized capital gains	—		—		(0.01)		—	—		(0.01)

Total Distributions	(0.19)		(0.18)		(0.06)		(0.15)	(0.16)		(0.14)

Net asset value, end of the period	$4.37		$4.27		$4.00		$4.27	$4.38		$4.24

Total return(c)(d)	7.30%		11.32%		(4.95	)%(e)	0.86%	7.33%		9.81%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,933		$3,836		$5,351		$6,248	$11,227		$12,288
Net expenses(f)	1.75%		1.78	%(g)	1.80	%(h)	1.80%	1.84	%(i)	1.85%
Gross expenses	1.97%		1.93%		2.02	%(h)	1.91%	1.90%		1.89%
Net investment income	4.24%		4.11%		4.38	%(h)	3.99%	4.29%		4.43%
Portfolio turnover rate	99	%(j)	48%		17%		55%	46%		38%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 1.80% to 1.75%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 1.80%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

81  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Period Ended September 30, 2017**
Net asset value, beginning of the period	$4.25		$3.99		$4.25		$4.36	$4.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.22		0.06		0.20	0.19
Net realized and unrealized gain (loss)	0.14	(b)	0.26		(0.25)		(0.12)	0.18

Total from Investment Operations	0.35		0.48		(0.19)		0.08	0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)		(0.22)		(0.06)		(0.19)	(0.17)
Net realized capital gains	—		—		(0.01)		—	—

Total Distributions	(0.24)		(0.22)		(0.07)		(0.19)	(0.17)

Net asset value, end of the period	$4.36		$4.25		$3.99		$4.25	$4.36

Total return(c)	8.73	%(d)	12.28%		(4.47	)%(e)	1.96%	8.99	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,783		$11,977		$10,417		$10,338	$1
Net expenses(f)	0.70%		0.72	%(g)	0.75	%(h)	0.75%	0.75	%(h)(i)
Gross expenses	0.88%		0.82%		0.89	%(h)	0.79%	31.73	%(h)
Net investment income	5.28%		5.13%		5.45	%(h)	4.65%	5.19	%(h)
Portfolio turnover rate	99	%(j)	48%		17%		55%	46	%(k)

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
**	From commencement of Class operations on November 30, 2016 through September 30, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain(loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2019, the expense limit decreased from 0.75% to 0.70%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2017, the expense limit decreased to 0.75%.
(j)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.
(k)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

See accompanying notes to financial statements.

|  82

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$4.25		$3.98		$4.24		$4.36	$4.22		$3.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.21		0.06		0.21	0.23		0.21
Net realized and unrealized gain (loss)	0.10	(b)	0.28		(0.25)		(0.14)	0.12		0.21

Total from Investment Operations	0.32		0.49		(0.19)		0.07	0.35		0.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.22)		(0.06)		(0.19)	(0.21)		(0.17)
Net realized capital gains	—		—		(0.01)		—	—		(0.01)

Total Distributions	(0.23)		(0.22)		(0.07)		(0.19)	(0.21)		(0.18)

Net asset value, end of the period	$4.34		$4.25		$3.98		$4.24	$4.36		$4.22

Total return(c)	8.19%		12.52%		(4.49	)%(d)	1.68%	8.47%		10.98%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$53,456		$108,315		$97,585		$127,699	$133,940		$129,169
Net expenses(e)	0.75%		0.77	%(f)	0.80	%(g)	0.80%	0.84	%(h)	0.85%
Gross expenses	0.98%		0.93%		1.02	%(g)	0.91%	0.90%		0.89%
Net investment income	5.32%		5.07%		5.39	%(g)	4.98%	5.28%		5.43%
Portfolio turnover rate	99	%(i)	48%		17%		55%	46%		38%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2019, the expense limit decreased from 0.80% to 0.75%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(i)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

83  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$10.38	$9.97	$10.17	$9.89	$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.24	0.22	0.19	0.12
Net realized and unrealized gain (loss)	0.17	0.41	(0.19)	0.28	(0.20)

Total from Investment Operations	0.36	0.65	0.03	0.47	(0.08)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.24)	(0.23)	(0.19)	(0.12)

Net asset value, end of the period	$10.55	$10.38	$9.97	$10.17	$9.89

Total return(b)(c)	3.48%	6.54%	0.33%	4.77%	(0.79)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,941	$7,567	$6,019	$6,004	$5,474
Net expenses(d)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	1.42%	1.84%	1.30%	1.10%	0.88%
Net investment income	1.78%	2.31%	2.24%	1.87%	1.19%
Portfolio turnover rate	41%	11%	65%	34%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  84

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$10.38	$9.98	$10.18	$9.90	$10.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.16	0.15	0.11	0.04
Net realized and unrealized gain (loss)	0.17	0.40	(0.19)	0.28	(0.18)

Total from Investment Operations	0.28	0.56	(0.04)	0.39	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.16)	(0.16)	(0.11)	(0.05)

Net asset value, end of the period	$10.55	$10.38	$9.98	$10.18	$9.90

Total return(b)(c)	2.71%	5.64%	(0.42)%	3.98%	(1.44)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,050	$1,420	$1,675	$2,395	$4,015
Net expenses(d)	1.45%	1.45%	1.45%	1.45%	1.45%
Gross expenses	2.18%	2.60%	2.05%	1.83%	1.63%
Net investment income	1.08%	1.57%	1.49%	1.10%	0.44%
Portfolio turnover rate	41%	11%	65%	34%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

85  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Municipal Bond Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$10.40	$9.99	$10.19	$9.90	$10.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.26	0.25	0.21	0.15
Net realized and unrealized gain (loss)	0.18	0.41	(0.20)	0.29	(0.20)

Total from Investment Operations	0.37	0.67	0.05	0.50	(0.05)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.26)	(0.25)	(0.21)	(0.15)

Net asset value, end of the period	$10.56	$10.40	$9.99	$10.19	$9.90

Total return(b)	3.63%	6.80%	0.58%	5.13%	(0.55)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$27,200	$10,039	$14,510	$28,960	$49,179
Net expenses(c)	0.45%	0.45%	0.45%	0.45%	0.45%
Gross expenses	1.16%	1.60%	1.04%	0.83%	0.63%
Net investment income	1.86%	2.57%	2.47%	2.09%	1.44%
Portfolio turnover rate	41%	11%	65%	34%	48%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period.

International Growth Fund—Class A
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)

Net asset value, end of the period	$10.13

Total return(b)(c)(d)	1.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	1.20%
Gross expenses(f)	13.05%
Net investment income(f)	1.28%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	International Growth Fund—Class C
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.13

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)

Net asset value, end of the period	$10.13

Total return(c)(d)(e)	1.33%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.95%
Gross expenses(g)	13.78%
Net investment(g)	0.55%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

International Growth Fund—Class N
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)

Net asset value, end of the period	$10.13

Total return(b)(c)	1.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,206
Net expenses(d)(e)	0.90%
Gross expenses(e)	6.48%
Net investment income(e)	1.43%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

International Growth Fund—Class Y
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.13

Total from Investment Operations	0.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)

Net asset value, end of the period	$10.13

Total return(b)(c)	1.38%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12
Net expenses(d)(e)	0.95%
Gross expenses(e)	12.58%
Net investment income(e)	1.63%
Portfolio turnover rate	1%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.33		$10.77		$10.98		$11.30		$11.59		$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32		0.35		0.08		0.30		0.36		0.39
Net realized and unrealized gain (loss)	0.94		0.58		(0.16)		(0.28)		0.05		0.48

Total from Investment Operations	1.26		0.93		(0.08)		0.02		0.41		0.87

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.36)		(0.08)		(0.21)		(0.26)		(0.23)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.94)		(0.37)		(0.13)		(0.34)		(0.70)		(0.38)

Net asset value, end of the period	$11.65		$11.33		$10.77		$10.98		$11.30		$11.59

Total return(b)	11.41	%(c)	8.78	%(c)	(0.66	)%(c)(d)	0.19	%(c)	3.88%		8.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$872,976		$772,485		$721,110		$777,391		$902,955		$1,130,260
Net expenses	0.76	%(e)(f)	0.77	%(e)(g)	0.78	%(e)(h)	0.80	%(e)(i)	0.82	%(j)	0.85%
Gross expenses	0.80%		0.81%		0.82	%(h)	0.82%		0.82%		0.85%
Net investment income	2.73%		3.10%		3.09	%(h)	2.73%		3.23%		3.49%
Portfolio turnover rate	70	%(l)	44	%(k)	39	%(k)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 0.76% to 0.75%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 0.78% to 0.76%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 0.78%.
(j)	Effective July 1, 2017, the expense limit decreased to 0.80%.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.20		$10.65		$10.86		$11.19		$11.48		$11.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23		0.26		0.06		0.22		0.27		0.30
Net realized and unrealized gain (loss)	0.93		0.58		(0.16)		(0.28)		0.06		0.47

Total from Investment Operations	1.16		0.84		(0.10)		(0.06)		0.33		0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.28)		(0.06)		(0.14)		(0.18)		(0.14)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.85)		(0.29)		(0.11)		(0.27)		(0.62)		(0.29)

Net asset value, end of the period	$11.51		$11.20		$10.65		$10.86		$11.19		$11.48

Total return(b)	10.61	%(c)	7.94	%(c)	(0.86	)%(c)(d)	(0.53	)%(c)	3.12%		7.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$132,606		$204,395		$366,068		$412,788		$689,798		$1,001,522
Net expenses	1.51	%(e)(f)	1.52	%(e)(g)	1.53	%(e)(h)	1.55	%(e)(i)	1.57	%(j)	1.60%
Gross expenses	1.55%		1.56%		1.57	%(h)	1.57%		1.57%		1.60%
Net investment income	2.01%		2.35%		2.34	%(h)	1.96%		2.49%		2.74%
Portfolio turnover rate	70	%(l)	44	%(k)	39	%(k)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.51% to 1.50%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.53% to 1.51%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 1.53%.
(j)	Effective July 1, 2017, the expense limit decreased to 1.55%.
(k)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(l)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.33		$10.78		$10.98		$11.30		$11.58		$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.38		0.09		0.34		0.39		0.43
Net realized and unrealized gain (loss)	0.94		0.58		(0.15)		(0.28)		0.07		0.47

Total from Investment Operations	1.29		0.96		(0.06)		0.06		0.46		0.90

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.40)		(0.09)		(0.25)		(0.30)		(0.28)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.97)		(0.41)		(0.14)		(0.38)		(0.74)		(0.43)

Net asset value, end of the period	$11.65		$11.33		$10.78		$10.98		$11.30		$11.58

Total return	11.74	%(b)	9.11%		(0.58	)%(c)	0.50%		4.34%		8.31%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,188,772		$1,367,172		$1,216,690		$1,251,189		$1,203,169		$47,343
Net expenses	0.46	%(d)(e)	0.47	%(f)	0.48	%(g)	0.47	%(h)	0.48	%(i)	0.47%
Gross expenses	0.47%		0.47%		0.48	%(g)	0.47%		0.48%		0.47%
Net investment income	3.04%		3.40%		3.40	%(g)	3.05%		3.51%		3.88%
Portfolio turnover rate	70	%(k)	44	%(j)	39	%(j)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 0.46% to 0.45%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 0.48% to 0.46%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.48%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.50%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(k)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.34		$10.78		$10.99		$11.31		$11.59		$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.37		0.09		0.33		0.39		0.42
Net realized and unrealized gain (loss)	0.94		0.59		(0.16)		(0.28)		0.06		0.47

Total from Investment Operations	1.29		0.96		(0.07)		0.05		0.45		0.89

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)		(0.39)		(0.09)		(0.24)		(0.29)		(0.26)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.97)		(0.40)		(0.14)		(0.37)		(0.73)		(0.41)

Net asset value, end of the period	$11.66		$11.34		$10.78		$10.99		$11.31		$11.59

Total return	11.68	%(b)	9.04	%(b)	(0.59	)%(b)(c)	0.43	%(b)	4.24%		8.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,704,948		$3,118,505		$2,912,537		$3,001,906		$3,453,137		$4,571,167
Net expenses	0.51	%(d)(e)	0.52	%(d)(f)	0.53	%(d)(g)	0.55	%(d)(h)	0.57	%(i)	0.60%
Gross expenses	0.55%		0.56%		0.57	%(g)	0.57%		0.57%		0.60%
Net investment income	2.98%		3.35%		3.35	%(g)	2.98%		3.48%		3.74%
Portfolio turnover rate	70	%(k)	44	%(j)	39	%(j)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 0.51% to 0.50%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 0.53% to 0.51%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Effective July 1, 2018, the expense limit decreased to 0.53%.
(i)	Effective July 1, 2017, the expense limit decreased to 0.55%.
(j)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(k)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$11.30		$10.75		$10.95		$11.28		$11.56		$11.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29		0.32		0.08		0.28		0.34		0.37
Net realized and unrealized gain (loss)	0.94		0.58		(0.15)		(0.28)		0.06		0.47

Total from Investment Operations	1.23		0.90		(0.07)		0.00	(b)	0.40		0.84

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)		(0.34)		(0.08)		(0.20)		(0.24)		(0.21)
Net realized capital gains	(0.62)		(0.01)		(0.05)		(0.13)		(0.44)		(0.15)

Total Distributions	(0.91)		(0.35)		(0.13)		(0.33)		(0.68)		(0.36)

Net asset value, end of the period	$11.62		$11.30		$10.75		$10.95		$11.28		$11.56

Total return	11.17	%(c)	8.43	%(c)	(0.63	)%(c)(d)	(0.07	)%(c)	3.76	%(c)	7.73%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$125,460		$111,439		$111,864		$115,301		$25,521		$35,294
Net expenses	1.01	%(e)(f)	1.02	%(e)(g)	1.03	%(e)(h)	1.02	%(e)(i)(j)	1.02	%(e)(k)(l)	1.07	%(m)
Gross expenses	1.05%		1.06%		1.07	%(h)	1.05	%(j)	1.03	%(k)	1.07	%(m)
Net investment income	2.48%		2.85%		2.85	%(h)	2.56%		3.03%		3.27%
Portfolio turnover rate	70	%(o)	44	%(n)	39	%(n)	3%		10%		11%

*	For the three month period ended December 31, 2018 due to change in fiscal year end.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.01% to 1.00%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.03% to 1.01%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Effective July 1, 2018, the expense limit decreased to 1.03%.
(j)	Includes refund of prior year service fee of 0.02%.
(k)	Includes refund of prior year service fee of 0.05%.
(l)	Effective July 1, 2017, the expense limit decreased to 1.05%.
(m)	Includes refund of prior year service fee of 0.03%.
(n)

The variation in the Fund’s turnover rate from the year ended September 30, 2018 to the period ended December 31, 2018 was primarily due to changes in the investment strategy and portfolio management team of the Fund. During 2019, turnover has remained elevated due to a continued repositioning of the Fund.

(o)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio as a result of increased market volatility.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.69	$9.62		$9.92		$9.86		$9.45

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.28	0.30		0.33		0.32		0.30
Net realized and unrealized gain (loss)	0.67	0.04		(0.30)		(0.01)		0.31

Total from Investment Operations	0.95	0.34		0.03		0.31		0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.27)		(0.33)		(0.25)		(0.20)

Net asset value, end of the period	$10.43	$9.69		$9.62		$9.92		$9.86

Total return(b)	9.97%	3.58%		0.39%		3.22	%(c)	6.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$36,067	$48,815		$36,528		$28,020		$67,746
Net expenses	0.99%	0.99%		1.00	%(d)	1.05	%(e)(f)	1.10%
Gross expenses	0.99%	0.99%		1.00	%(d)	1.06%		1.10%
Net investment income	2.81%	3.10%		3.29%		3.26%		3.14%
Portfolio turnover rate	498%	414	%(g)	379	%(g)	178	%(h)	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2017, the expense limit decreased from 1.30% to 1.00%.
(g)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(h)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.66	$9.58		$9.88		$9.82		$9.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21	0.23		0.26		0.25		0.23
Net realized and unrealized gain (loss)	0.66	0.04		(0.31)		0.00	(b)(c)	0.30

Total from Investment Operations	0.87	0.27		(0.05)		0.25		0.53

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.19)		(0.25)		(0.19)		(0.13)

Net asset value, end of the period	$10.40	$9.66		$9.58		$9.88		$9.82

Total return(d)	9.12%	2.87	%(e)	(0.42)%		2.53%		5.70%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$8,962	$16,337		$26,883		$33,759		$45,674
Net expenses	1.74%	1.73	%(f)	1.75	%(g)	1.81	%(h)	1.85%
Gross expenses	1.74%	1.74%		1.75	%(g)	1.81%		1.85%
Net investment income	2.14%	2.33%		2.61%		2.52%		2.40%
Portfolio turnover rate	498%	414	%(i)	379	%(i)	178	%(j)	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes fee/expense recovery of less than 0.01%.
(h)	Effective July 1, 2017, the expense limit decreased from 2.05% to 1.75%.
(i)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(j)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$9.67	$9.60		$9.90		$9.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.33		0.34		0.25
Net realized and unrealized gain (loss)	0.67	0.04		(0.28)		(0.04)

Total from Investment Operations	0.98	0.37		0.06		0.21

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)		(0.36)		(0.21)

Net asset value, end of the period	$10.41	$9.67		$9.60		$9.90

Total return	10.36%	3.92%		0.68%		2.11	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$527,494	$297,300		$255,226		$59,282
Net expenses	0.68%	0.67%		0.70	%(d)	0.70	%(e)(f)(g)
Gross expenses	0.68%	0.67%		0.70	%(d)	0.72	%(e)
Net investment income	3.13%	3.39%		3.44%		3.83	%(e)
Portfolio turnover rate	498%	414	%(h)	379	%(h)	178	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Includes fee/expense recovery of 0.01%.
(e)	Computed on an annualized basis for periods less than one year.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.70%.
(h)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Alpha Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$9.67	$9.59		$9.90		$9.85		$9.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.32		0.35		0.35		0.32
Net realized and unrealized gain (loss)	0.68	0.06		(0.31)		(0.01)		0.32

Total from Investment Operations	0.98	0.38		0.04		0.34		0.64

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.30)		(0.35)		(0.29)		(0.23)

Net asset value, end of the period	$10.41	$9.67		$9.59		$9.90		$9.85

Total return	10.19%	3.96%		0.53%		3.48	%(b)	6.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$742,493	$938,271		$1,186,322		$1,031,537		$1,083,527
Net expenses	0.74%	0.74%		0.75	%(c)	0.80	%(d)(e)	0.85%
Gross expenses	0.74%	0.74%		0.75	%(c)	0.81%		0.85%
Net investment income	3.05%	3.33%		3.51%		3.53%		3.39%
Portfolio turnover rate	498%	414	%(f)	379	%(f)	178	%(g)	72%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.05% to 0.75%.
(f)

The variation in the Fund’s turnover rate from 2017 to 2018 was primarily due to a repositioning of the portfolio. During 2019, turnover has remained elevated due to a larger volume of short duration securities held by the Fund.

(g)	The variation in the Fund’s turnover rate from 2016 to 2017 was primarily due to a repositioning of the portfolio.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.58		$14.25		$14.39	$14.84	$14.70	$14.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.47		0.57	0.52	0.56	0.57
Net realized and unrealized gain (loss)	0.63		(0.66)		(0.16)	(0.33)	0.42	0.61

Total from Investment Operations	0.73		(0.19)		0.41	0.19	0.98	1.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.45)		(0.48)	(0.57)	(0.52)	(0.36)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.28)		(0.48)		(0.55)	(0.64)	(0.84)	(1.18)

Net asset value, end of the period	$14.03		$13.58		$14.25	$14.39	$14.84	$14.70

Total return(b)	5.37	%(c)	(1.39)%		3.02%	1.34%	7.01%	8.72%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,682,562		$1,683,547		$1,835,813	$1,986,300	$1,999,385	$2,514,770
Net expenses	0.97	%(d)	0.97	%(e)	0.96%	0.96%	0.96%	0.96%
Gross expenses	0.97	%(d)	0.97%		0.96%	0.96%	0.96%	0.96%
Net investment income	2.78	%(d)	3.42%		4.03%	3.57%	3.82%	4.01%
Portfolio turnover rate	30	%(f)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2020, the expense limit decreased from 1.25% to 1.00%.
(f)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.72		$14.39		$14.52	$14.97	$14.81	$14.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.38		0.47	0.41	0.45	0.47
Net realized and unrealized gain (loss)	0.64		(0.68)		(0.16)	(0.33)	0.44	0.61

Total from Investment Operations	0.71		(0.30)		0.31	0.08	0.89	1.08

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.34)		(0.37)	(0.46)	(0.41)	(0.25)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.25)		(0.37)		(0.44)	(0.53)	(0.73)	(1.07)

Net asset value, end of the period	$14.18		$13.72		$14.39	$14.52	$14.97	$14.81

Total return(b)	5.17	%(c)	(2.18)%		2.27%	0.60%	6.20%	7.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$259,780		$277,896		$676,602	$1,153,853	$2,248,939	$3,433,204
Net expenses	1.72	%(d)	1.72	%(e)	1.71%	1.71%	1.71%	1.71%
Gross expenses	1.72	%(d)	1.72%		1.71%	1.71%	1.71%	1.71%
Net investment income	2.04	%(d)	2.75%		3.30%	2.79%	3.08%	3.26%
Portfolio turnover rate	30	%(f)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.
(e)	Effective July 1, 2020, the expense limit decreased from 2.00% to 1.75%.
(f)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.57		$14.24		$14.38	$14.83	$14.69	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.52		0.61	0.56	0.60	0.61
Net realized and unrealized gain (loss)	0.62		(0.66)		(0.16)	(0.32)	0.43	0.62

Total from Investment Operations	0.73		(0.14)		0.45	0.24	1.03	1.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.50)		(0.52)	(0.62)	(0.57)	(0.41)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.29)		(0.53)		(0.59)	(0.69)	(0.89)	(1.23)

Net asset value, end of the period	$14.01		$13.57		$14.24	$14.38	$14.83	$14.69

Total return	5.39	%(b)	(1.06)%		3.37%	1.67%	7.38%	9.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$247,697		$212,804		$202,989	$176,456	$141,695	$130,637
Net expenses	0.65	%(c)	0.64	%(d)	0.63%	0.63%	0.63%	0.63%
Gross expenses	0.65	%(c)	0.64%		0.63%	0.63%	0.63%	0.63%
Net investment income	3.13	%(c)	3.77%		4.36%	3.91%	4.13%	4.34%
Portfolio turnover rate	30	%(e)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2020, the expense limit decreased from 0.95% to 0.70%.
(e)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016
Net asset value, beginning of the period	$13.56		$14.23		$14.38	$14.83	$14.69	$14.69

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.51		0.60	0.55	0.59	0.61
Net realized and unrealized gain (loss)	0.62		(0.66)		(0.17)	(0.32)	0.43	0.61

Total from Investment Operations	0.73		(0.15)		0.43	0.23	1.02	1.22

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.49)		(0.51)	(0.61)	(0.56)	(0.40)
Net realized capital gains	(0.12)		(0.03)		(0.07)	(0.07)	(0.32)	(0.82)

Total Distributions	(0.28)		(0.52)		(0.58)	(0.68)	(0.88)	(1.22)

Net asset value, end of the period	$14.01		$13.56		$14.23	$14.38	$14.83	$14.69

Total return	5.44	%(b)	(1.14)%		3.22%	1.66%	7.22%	9.00%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,693,954		$3,774,113		$4,316,010	$5,118,016	$5,702,607	$5,350,759
Net expenses	0.72	%(c)	0.72	%(d)	0.71%	0.71%	0.71%	0.71%
Gross expenses	0.72	%(c)	0.72%		0.71%	0.71%	0.71%	0.71%
Net investment income	3.03	%(c)	3.68%		4.28%	3.82%	4.04%	4.26%
Portfolio turnover rate	30	%(e)	30%		13%	6%	11%	17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2020, the expense limit decreased from 1.00% to 0.75%.
(e)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Period Ended December 31, 2020*		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2016
Net asset value, beginning of the period	$13.53		$14.20		$14.34		$14.79		$14.65		$14.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.44		0.53		0.48		0.52		0.53
Net realized and unrealized gain (loss)	0.62		(0.66)		(0.16)		(0.33)		0.43		0.61

Total from Investment Operations	0.71		(0.22)		0.37		0.15		0.95		1.14

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.42)		(0.44)		(0.53)		(0.49)		(0.33)
Net realized capital gains	(0.12)		(0.03)		(0.07)		(0.07)		(0.32)		(0.82)

Total Distributions	(0.27)		(0.45)		(0.51)		(0.60)		(0.81)		(1.15)

Net asset value, end of the period	$13.97		$13.53		$14.20		$14.34		$14.79		$14.65

Total return	5.24	%(b)	(1.64)%		2.78%		1.09%		6.79%		8.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$105,172		$103,197		$121,903		$133,220		$142,871		$143,275
Net expenses	1.22	%(c)	1.22	%(d)	1.20	%(e)	1.20	%(e)	1.19	%(f)	1.20	%(e)
Gross expenses	1.22	%(c)	1.22%		1.20	%(e)	1.20	%(e)	1.19	%(f)	1.20	%(e)
Net investment income	2.53	%(c)	3.19%		3.80%		3.33%		3.57%		3.76%
Portfolio turnover rate	30	%(g)	30%		13%		6%		11%		17%

*	For the three month period ended December 31, 2020. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.
(d)	Effective July 1, 2020, the expense limit decreased from 1.50% to 1.25%.
(e)	Includes refund of prior year service fee of 0.01%.
(f)	Includes refund of prior year service fee of 0.02%.
(g)

The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.

|  104

Notes to Financial Statements

December 31, 2020

1.  Organization.  Loomis Sayles Funds II and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Growth Fund (the “International Growth Fund”)

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Natixis Funds Trust II:

Loomis Sayles Intermediate Municipal Bond Fund (the “Intermediate Municipal Bond Fund”)

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

International Growth Fund commenced operations on December 15, 2020 via contributions to the Fund by Natixis Investment Managers, LLC (“Natixis”) and affiliates of $15,003,000.

Each Fund is a diversified investment company, except for International Growth Fund and Strategic Alpha Fund, which are each a non-diversified investment company.

On December 2, 2020, the Board of Trustees approved a change to the fiscal year end of Strategic Income Fund from September 30 to December 31. Accordingly, the Fund’s financial statements and related notes include information as of and for the three month period ended December 31, 2020, and the years ended September 30, 2020, and September 30, 2019, where applicable.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Intermediate Municipal Bond Fund, which does not offer Class N shares. In addition, Investment Grade Bond Fund and Strategic Income Fund also offer Admin Class shares.

Class A shares are sold with a maximum front-end sales charge of 4.25% for each Fund, except for Intermediate Municipal Bond Fund and International Growth Fund, which are sold with a maximum front-end sales charge of 3.00% and 5.75%, respectively. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fee applicable to Class A, Class C and Admin Class) and transfer agent fees are borne collectively for Class A, Class C, Class Y and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.   Valuation.   Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities

105  |

Notes to Financial Statements (continued)

December 31, 2020

and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available. Equity linked notes are valued using broker-dealer bid prices. Broker-dealer bid prices may be used to value debt, unlisted equity securities, senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. Shares of open-end investment companies are valued at net asset value per share.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Funds’ pricing policies and procedures.

|  106

Notes to Financial Statements (continued)

December 31, 2020

As of December 31, 2020, securities and other investments of the funds included in net assets were fair valued as follows:

Fund	Equity Securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$—	—	$1,051,925	0.9%	$715,044	0.6%
International Growth Fund	9,456,143	62.1%	—	—	—	—
Investment Grade Bond Fund	—	—	115,550,245	1.9%	—	Less than 0.1%
Strategic Alpha Fund	772,485	0.1%	7,222,747	0.5%	7,357,855	0.6%
Strategic Income Fund	—	—	94,587,570	1.6%	38,774,769	0.6%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of the investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended (period ended for Strategic Income Fund) December 31, 2020, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Strategic Alpha Fund	$11,482,189
Strategic Income Fund	382,188,661

107  |

Notes to Financial Statements (continued)

December 31, 2020

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  Intermediate Municipal Bond Fund, International Growth Fund and Strategic Alpha Fund may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swap Agreements.  The Funds, except for International Growth Fund, may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income

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in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

h.  Swaptions.  The Funds, except for International Growth Fund, may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the

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underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

There were no swaptions held by the Funds as of December 31, 2020.

i.  Due from Brokers.  Transactions and positions in certain options, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, bilateral swap agreements and as initial margin for futures contracts and centrally cleared swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, defaulted and/or non-income producing securities, swap adjustments, foreign currency gains and losses, distribution re-designations, deferred Trustees’ fees, non-deductible expenses, distributions in excess of income and/or capital gains, forward foreign currency contract mark-to-market, futures contract mark-to-market, net operating losses, return of capital distributions received, partnership basis adjustments, capital gain distributions received, trust preferred securities, convertible bond adjustments, corporate actions, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, defaulted and/or non-income producing securities, swap adjustments, wash sales, foreign currency gains and losses, paydown gains and losses, distributions in excess of income and/or capital gains, forward foreign currency contract mark-to-market, futures contract mark-to-market, return of capital distributions received, net operating losses, partnership basis adjustments, capital gain distributions received, trust preferred securities, convertible bond adjustments, corporate actions, contingent payment debt instruments and straddle loss deferral adjustments. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.

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The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 (period ended December 31, 2020 and years ended September 30, 2020 and September 30, 2019 for Strategic Income Fund) were as follows:

	December 31, 2020 Distributions
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
High Income Fund	$6,265,130	$—	$—	$6,265,130
Intermediate Municipal Bond Fund	791	414,256	—	415,047
International Growth Fund	12,460	—	—	12,460
Investment Grade Bond Fund	312,629,628	—	154,088,171	466,717,799
Strategic Alpha Fund	28,229,130	—	—	28,229,130
Strategic Income Fund	77,888,540	—	42,139,359	120,027,899

	December 31, 2019 Distributions
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gains	Total
High Income Fund	$7,578,533	$—	$—	$7,578,533
Intermediate Municipal Bond Fund	3,751	484,458	—	488,209
International Growth Fund	—	—	—	—
Investment Grade Bond Fund	194,915,001	—	—	194,915,001
Strategic Alpha Fund	45,024,232	—	—	45,024,232

	September 30, 2020 Distributions			September 30, 2019 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Strategic Income Fund	$222,956,339	$11,005,230	$233,961,569	$263,812,130	$37,679,164	$301,491,294

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Undistributed ordinary income	$18,741	$—	$5,098	$445,365	$—	$—
Undistributed tax exempt income	—	19,144	—	—	—	—
Undistributed long-term capital gains	—	—	—	3,011,559	—	—

Total undistributed earnings	18,741	19,144	5,098	3,456,924	—	—

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December 31, 2020

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Capital loss carryforward:
Short-term:
No expiration date	$—	$(343,372)	$—	$—	$—	$—
Long-term:
No expiration date	(10,466,344)	—	—	—	(45,069,017)	—

Late-year ordinary and post-October capital loss deferrals*	—	—	—	—	(3,300,526)	(189,804,643)

Unrealized appreciation (depreciation)	2,217,000	1,601,784	188,539	492,027,849	23,318,470	(6,921,959)

Total accumulated earnings (losses)	$(8,230,603)	$1,277,556	$193,637	$495,484,773	$(25,051,073)	$(196,726,602)

Capital loss carryforward utilized in the current year	$—	$184,411	$—	$—	$5,289,686	$97,476,314

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Strategic Alpha Fund is deferring capital and foreign currency losses. Strategic Income Fund is deferring capital losses.

As of December 31, 2020, unrealized appreciation (depreciation) as a component of distributable earnings were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Unrealized appreciation (depreciation)
Investments	$2,217,000	$1,601,784	$188,535	$492,027,849	$46,743,540	$(6,323,760)
Foreign currency translations	—	—	4	—	(23,425,070)	(598,199)

Total unrealized appreciation (depreciation)	$2,217,000	$1,601,784	$188,539	$492,027,849	$23,318,470	$(6,921,959)

As of December 31, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	High Income Fund	Intermediate Municipal Bond Fund	International Growth Fund	Investment Grade Bond Fund	Strategic Alpha Fund	Strategic Income Fund
Federal tax cost	$109,543,906	$36,759,138	$14,828,544	$5,501,728,654	$1,260,473,225	$5,925,110,534

Gross tax appreciation	$8,068,336	$1,609,997	$372,084	$532,649,637	$86,876,118	$543,364,061
Gross tax depreciation	(5,851,336)	(8,213)	(183,549)	(40,621,788)	(63,779,539)	(550,285,311)

Net tax appreciation (depreciation)	$2,217,000	$1,601,784	$188,535	$492,027,849	$23,096,579	$(6,921,250)

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market.

l.  Senior Loans.  Each Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. Senior loans outstanding at the end of the period , if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Loan Participations.  A Fund’s investments in senior loans may be in the form of participations in loans. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under

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the loan agreement. Thus, the Fund may be subject to credit risk from both the party from whom it purchased the loan participation and the borrower. Additionally, the Fund may have minimal control over the terms of any loan modification. Loan participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

n.  Collateralized Loan Obligations.  Each Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. The intent of the Funds when investing in CLOs is to purchase only higher level, investment grade level select tranches. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

o.  Equity Linked Notes.  Strategic Alpha Fund may invest in equity linked notes. An equity linked note is a structured product that differs from a standard debt instrument where the cash payouts will be based on the return of an underlying equity. An equity linked note is typically purchased at a full nominal amount and includes a coupon with an enhanced yield relative to the dividend yield of the underlying security. At maturity the Fund will receive a redemption amount based on the final price of the underlying equity. The risk of investment in an equity linked note depends on the principal protection offered. Some equity linked notes may guarantee total principal or partial principal amounts while others may not provide any guarantee of principal. The maturity value may also be impacted to the extent of any limit on the return value as part of the note structure. Equity linked notes outstanding at the end of the period, if any, are listed in the Fund’s Portfolio of Investments.

The Fund did not hold any equity linked notes as of December 31, 2020.

p.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

q.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2020.

r.  Stripped Securities.  Each Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its investments in IOs.

The Funds did not hold any stripped securities as of December 31, 2020.

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s.  Securities Lending.  High Income Fund, Investment Grade Bond Fund and Strategic Income Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended (period ended for Strategic Income Fund) December 31, 2020, the Funds did not loan securities under this agreement.

t.  Unfunded Loan Commitments.  The Funds may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund’s NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of December 31, 2020, the Funds did not have any unfunded loan commitments.

u.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

v.  New Accounting Pronouncement.  In March 2020, the Financial Accounting Standards Board issued Accounting Standard Update 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”). In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which is expected to occur no later than December 31, 2021, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2020-04 amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. No Fund contracts have yet been impacted by reference rate reform. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

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Notes to Financial Statements (continued)

December 31, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Funds’ adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	$1,285,861	$—	(b)	$1,285,861
Non-Agency Commercial Mortgage-Backed Securities	—	1,168,385	390,104	(c)	1,558,489
All Other Non-Convertible Bonds(a)	—	91,362,965	—		91,362,965

Total Non-Convertible Bonds	—	93,817,211	390,104		94,207,315

Convertible Bonds(a)	—	5,282,146	—		5,282,146

Total Bonds and Notes	—	99,099,357	390,104		99,489,461

Collateralized Loan Obligations	—	488,635	—		488,635
Loan Participations(a)	—	—	161,345	(c)	161,345
Preferred Stocks
Energy	—	—	—	(b)	—
Food & Beverage	—	1,418,544	—		1,418,544
All Other Preferred Stocks(a)	768,681	—	—		768,681

Total Preferred Stocks	768,681	1,418,544	—		2,187,225

Common Stocks
Chemicals	—	157,449	—		157,449
All Other Common Stocks(a)	590,149	—	—		590,149

Total Common Stocks	590,149	157,449	—		747,598

Other Investments(a)	—	—	125,600	(c)	125,600
Warrants	—	—	37,995	(c)	37,995
Short-Term Investments	—	8,523,047	—		8,523,047

Total	$1,358,830	$109,687,032	$715,044		$111,760,906

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Includes a security fair valued at zero by the Fund’s adviser using Level 3 inputs.
(c)	Fair valued by the Fund’s adviser.

Intermediate Municipal Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$35,228,502	$—	$35,228,502
Short-Term Investments	1,100,000	2,032,420	—	3,132,420

Total	$1,100,000	$37,260,922	$—	$38,360,922

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

115  |

Notes to Financial Statements (continued)

December 31, 2020

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$492,201	$—	$492,201
Belgium	—	351,973	—	351,973
China	2,860,381	1,968,671	—	4,829,052
Denmark	—	360,027	—	360,027
France	—	634,055	—	634,055
Germany	—	450,984	—	450,984
Japan	—	807,798	—	807,798
Macau	—	194,613	—	194,613
Netherlands	352,048	743,534	—	1,095,582
Switzerland	—	2,338,200	—	2,338,200
United Kingdom	384,378	1,114,087	—	1,498,465
All Other Common Stocks(a)	1,964,129	—	—	1,964,129

Total	$5,560,936	$9,456,143	$—	$15,017,079

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Investment Grade Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$161,120,445	$21,594,566	(b)	$182,715,011
All Other Non-Convertible Bonds(a)	—	5,270,476,344	—		5,270,476,344

Total Non-Convertible Bonds	—	5,431,596,789	21,594,566		5,453,191,355

Convertible Bonds(a)	—	76,087,082	—		76,087,082
Municipals(a)	—	7,862,719	—		7,862,719

Total Bonds and Notes	—	5,515,546,590	21,594,566		5,537,141,156

Collateralized Loan Obligations	—	212,435,862	14,755,000	(b)	227,190,862
Preferred Stocks
Energy	—	—	—	(c)	—
Food & Beverage	—	15,108,904	—		15,108,904
All Other Preferred Stocks(a)	41,423,282	—	—		41,423,282

Total Preferred Stocks	41,423,282	15,108,904	—		56,532,186

Short-Term Investments	—	172,892,299	—		172,892,299

Total	$41,423,282	$5,915,983,655	$36,349,566		$5,993,756,503

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Includes a security fair valued at zero by the Fund’s adviser using level 3 inputs.

|  116

Notes to Financial Statements (continued)

December 31, 2020

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$62,547,232	$1,475,243	(b)(c)	$64,022,475
Non-Agency Commercial Mortgage-Backed Securities	—	39,844,081	4,742,511	(d)	44,586,592
All Other Non-Convertible Bonds(a)	—	778,714,087	—		778,714,087

Total Non-Convertible Bonds	—	881,105,400	6,217,754		887,323,154

Convertible Bonds(a)	—	38,936,972	—		38,936,972

Total Bonds and Notes	—	920,042,372	6,217,754		926,260,126

Senior Loans(a)	—	6,286,668	—		6,286,668
Collateralized Loan Obligations	—	69,994,538	—		69,994,538
Loan Participations(a)	—	—	580,841	(d)	580,841
Common Stocks
Chemicals	—	1,791,516	—		1,791,516
Textiles, Apparel & Luxury Goods	381,403	772,485	—		1,153,888
All Other Common Stocks(a)	42,491,218	—	—		42,491,218

Total Common Stocks	42,872,621	2,564,001	—		45,436,622

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
Food & Beverage	—	4,598,518	—		4,598,518
All Other Convertible Preferred Stocks(a)	9,037,609	—	—		9,037,609

Total Convertible Preferred Stocks	9,037,609	4,598,518	—		13,636,127

Non-Convertible Preferred Stocks(a)	—	4,120,800	—		4,120,800

Total Preferred Stocks	9,037,609	8,719,318	—		17,756,927

Other Investments(a)	—	—	1,130,400	(d)	1,130,400
Short-Term Investments	—	210,186,973	—		210,186,973

Total Investments	51,910,230	1,217,793,870	7,928,995		1,277,633,095

Centrally Cleared Credit Default Swap Agreements (unrealized appreciation)	—	4,795,544	—		4,795,544
Forward Foreign Currency Contracts (unrealized appreciation)	—	197,122	—		197,122

Total	$51,910,230	$1,222,786,536	$7,928,995		$1,282,625,761

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3		Total
Written Options(a)	$(159,801)	$—	$—		$(159,801)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(526,239)	—		(526,239)
Centrally Cleared Interest Rate Swap Agreements (unrealized depreciation)	—	(2,050,576)	—		(2,050,576)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(3,258,689)	—		(3,258,689)
Futures Contracts (unrealized depreciation)	(22,434)	—	—		(22,434)

Total	$(182,235)	$(5,835,504)	$—		$(6,017,739)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker ($904,103) or valued using broker-dealer bid prices ($571,140).
(c)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(d)	Fair valued by the Fund’s adviser.

117  |

Notes to Financial Statements (continued)

December 31, 2020

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$14,217,962	(b)(c)	$14,217,962
Finance Companies	2,757,913	381,507,553	—		384,265,466
All Other Non-Convertible Bonds(a)	—	3,280,299,165	—		3,280,299,165

Total Non-Convertible Bonds	2,757,913	3,661,806,718	14,217,962		3,678,782,593

Convertible Bonds
Oil Field Services	—	—	6,330,947	(d)	6,330,947
All Other Convertible Bonds(a)	—	246,168,380	—		246,168,380

Total Convertible Bonds	—	246,168,380	6,330,947		252,499,327

Municipals(a)	—	94,446,157	—		94,446,157

Total Bonds and Notes	2,757,913	4,002,421,255	20,548,909		4,025,728,077

Senior Loans
Construction Machinery	—	—	9,862,216	(d)	9,862,216
All Other Senior Loans(a)	—	20,758,857	—		20,758,857

Total Senior Loans	—	20,758,857	9,862,216		30,621,073

Common Stocks
Chemicals	—	8,588,778	—		8,588,778
Oil Field Services	—	—	—	(c)	—
Oil, Gas & Consumable Fuels	24,134,375	1,465,770	3,473,775	(c)(d)	29,073,920
Software	2,701,736	263,825	—		2,965,561
Specialty Retail	2,611,310	—	—	(c)	2,611,310
All Other Common Stocks(a)	661,860,349	—	—		661,860,349

Total Common Stocks	691,307,770	10,318,373	3,473,775		705,099,918

Preferred Stocks
Convertible Preferred Stocks
Energy	—	—	—	(c)	—
Food & Beverage	—	1,792,870	—		1,792,870
All Other Convertible Preferred Stocks(a)	34,257,915	—	—		34,257,915

Total Convertible Preferred Stocks	34,257,915	1,792,870	—		36,050,785

Non-Convertible Preferred Stocks
REITs – Office Property	—	1,915,200	—		1,915,200
REITs – Warehouse/Industrials	—	8,017,248	—		8,017,248
All Other Non-Convertible Preferred Stocks(a)	1,961,503	—	—		1,961,503

Total Non-Convertible Preferred Stocks	1,961,503	9,932,448	—		11,893,951

Total Preferred Stocks	36,219,418	11,725,318	—		47,944,736

Warrants	—	—	9,760,259	(d)	9,760,259
Closed-End Investment Companies	1,791,367	—	—		1,791,367
Short-Term Investments	—	1,097,243,854	—		1,097,243,854

Total	$732,076,468	$5,142,467,657	$43,645,159		$5,918,189,284

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using a broker dealer bid price provided by a single market maker ($9,347,572) or valued using broker-dealer bid prices ($4,870,390).
(c)	Includes securities fair valued at zero by the Fund’s adviser using level 3 inputs.
(d)	Fair valued by the Fund’s adviser.

|  118

Notes to Financial Statements (continued)

December 31, 2020

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2020, December 31, 2019 and/or December 31, 2020:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
Home Construction	$—	(a)	$88,870	$1,050,446	$(1,139,316)	$—	$—	$—	$—	$—	(a)	$(1,139,316)
Non-Agency Commercial Mortgage-Backed Securities	325,435		—	—	(258,242)	—	—	322,911	—	390,104		(258,242)
Loan Participations
ABS Other	—		26	226	(134,422)	—	(102,858)	398,373	—	161,345		(134,422)
Preferred Stocks
Energy	196,350		—	—	(196,350)	—	—	—	—	—	(a)	(196,350)
Common Stocks
Oil, Gas & Consumable Fuels	52,304		—	—	—	—	—	—	(52,304)	—		—
Other Investments
Aircraft ABS	864,000		—	—	(738,400)	—	—	—	—	125,600		(738,400)
Warrants	—		—	—	(920)	38,915	—	—	—	37,995		(920)

Total	$1,438,089		$88,896	$1,050,672	$(2,467,650)	$38,915	$(102,858)	$721,284	$(52,304)	$715,044		$(2,467,650)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $322,911 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A debt security valued at $398,373 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued at a bid price furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

A common stock valued at $52,304 was transferred from Level 3 to Level 1 during the period ended December 31, 2020. At December 31, 2019, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service was unable to price the security. At December 31, 2020, this security was valued at the market price in accordance with the Fund’s valuation policies.

119  |

Notes to Financial Statements (continued)

December 31, 2020

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$—	$—	$(17,667,175)	$—	$—	$39,261,741	$—	$21,594,566		$(17,667,175)
Collateralized Loan Obligations	—	—	—	—	14,755,000	—	—	—	14,755,000		—
Preferred Stocks
Energy	721,179	—	—	(721,179)	—	—	—	—	—	(a)	(721,179)

Total	$721,179	$—	$—	$(18,388,354)	$14,755,000	$—	$39,261,741	$—	$36,349,566		$(18,388,354)

(a)	Includes a security fair valued at zero using level 3 inputs.

A debt security valued at $39,261,741 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Strategic Alpha Fund

Asset Valuation Inputs

Investments in Securities	Balance as of December 31, 2019		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$801,522		$—	$—	$—	$—	$—	$—	$(801,522)	$—		$—
ABS Other	2,337,230	(a)	—	71	(1,733,400)	222,417	(213,614)	862,539	—	1,475,243	(a)	(1,733,400)
Independent Energy	523,200	(a)	22,686	(1,472,185)	926,299	—	—	—	—	—		—
Non-Agency Commercial Mortgage-Backed Securities	2,770,066		—	—	(2,682,824)	—	—	4,655,269	—	4,742,511		(2,682,824)
Collateralized Loan Obligations	475,000		—	238	—	—	(475,238)	—	—	—		—
Loan Participations
ABS Other	—		137	14,430	(497,677)	—	(3,939,608)	5,003,559	—	580,841		(497,677)
Common Stocks
Oil, Gas & Consumable Fuels	—	(a)	—	(439,289)	439,289	—	—	—	—	—		—

|  120

Notes to Financial Statements (continued)

December 31, 2020

Strategic Alpha Fund — continued

Asset Valuation Inputs — continued

Investments in Securities	Balance as of December 31, 2019	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2020
Preferred Stocks
Energy	$293,900	$—	$—	$(293,900)	$—	$—	$—	$—	$—	(a)	$(293,900)
Other Investments
Aircraft ABS	7,776,000	—	—	(6,645,600)	—	—	—	—	1,130,400		(6,645,600)
Equity Linked Notes	688,113	—	36,124	(30,859)	—	(693,378)	—	—	—		—

Total	$15,665,031	$22,823	$(1,860,611)	$(10,518,672)	$222,417	$(5,321,838)	$10,521,367	$(801,522)	$7,928,995		$(11,853,401)

(a)	Includes a security fair valued at zero using level 3 inputs.

Debt securities valued at $801,522 were transferred from Level 3 to Level 2 during the period ended December 31, 2020. At December 31, 2019, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At December 31, 2020, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $862,539 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

Debt securities valued at $9,658,828 were transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Bonds and Notes
Non-Convertible Bonds
ABS Other	$14,229,305	(a)	$—	152	$(29,929)	$472,905	$(454,471)	$—	$—	$14,217,962	(a)	$(94,355)
Convertible Bonds
Oil Field Services	6,103,774		29,190	—	(31,212)	229,195	—	—	—	6,330,947		(31,212)
Senior Loans
Construction Machinery	11,064,036		242,118	(918,610)	981,118	—	(1,506,446)	—	—	9,862,216		222,456
Common Stocks
Oil Field Services	—	(a)	—	—	—	—	—	—	—	—	(a)	—
Oil, Gas & Consumable Fuels	100,378	(a)	—	(2,215,133)	2,114,755	3,473,775	—	—	—	3,473,775	(a)	—
Specialty Retail	—	(a)	—	—	—	—	—	—	—	—	(a)	—

121  |

Notes to Financial Statements (continued)

December 31, 2020

Strategic Income Fund — continued

Asset Valuation Inputs — continued

Investments in Securities	Balance as of September 30, 2020		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2020		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2020
Preferred Stocks
Convertible Preferred Stocks
Energy	$—	(a)	$—	$—	$—	$—	$—	$—	$—	$—	(a)	$—
Warrants	—		—	—	3,838,684	—	—	5,921,575	—	9,760,259		3,838,684

Total	$31,497,493		$271,308	$(3,133,591)	$6,873,416	$4,175,875	$(1,960,917)	$5,921,575	$—	$43,645,159		$3,935,573

(a)	Includes a security fair valued at zero using Level 3 inputs.

A warrant valued at $5,921,575 was transferred from Level 2 to Level 3 during the period ended December 31, 2020. At December 31, 2019, this security was valued on the basis of closing bid quotations furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2020, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Investment Grade Bond Fund and Strategic Alpha Fund used during the period include forward foreign currency contracts, futures contracts, option contracts and swap agreements.

Investment Grade Bond Fund and Strategic Alpha Fund are subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Funds may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Funds may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended December 31, 2020, Strategic Alpha Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure, and Investment Grade Bond Fund and Strategic Alpha Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended December 31, 2020, the Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. During the year ended December 31, 2020, the Fund engaged in futures contracts for hedging and duration management purposes and to gain investment exposure, and interest rate swap agreements for hedging purposes and to gain investment exposure.

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. During the year ended December 31, 2020, the Fund engaged in futures contracts for hedging purposes and option contracts for hedging purposes and to gain investment exposure.

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Notes to Financial Statements (continued)

December 31, 2020

Transactions in derivative instruments for Investment Grade Bond Fund during the year ended December 31, 2020, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Swap agreements
Credit contracts	$8,539,507

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[1]	Total
Over-the-counter asset derivatives
Foreign exchange contracts	$197,122	$—	$197,122

Exchange-traded/cleared asset derivatives
Credit contracts	$—	$8,223,433	$8,223,433

Total asset derivatives	$197,122	$8,223,433	$8,420,555

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[2]	Swap agreements at value[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$—	$(3,258,689)	$—	$—	$(3,258,689)
Credit contracts	—	—	—	(205,829)	(205,829)

Total over-the counter liability derivatives	$—	$(3,258,689)	$—	$(205,829)	$(3,464,518)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(22,434)	$(2,049,100)	$(2,071,534)
Equity contracts	(159,801)	—	—	—	(159,801)

Total exchange-traded/cleared liability derivatives	$(159,801)	$—	$(22,434)	$(2,049,100)	$(2,231,335)

Total liability derivatives	$(159,801)	$(3,258,689)	$(22,434)	$(2,254,929)	$(5,695,853)

[1]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) for bilateral swap agreements are reported within the Statements of Assets and Liabilities. Only the current day’s variation margin on centrally cleared swap agreements is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

[2]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

123  |

Notes to Financial Statements (continued)

December 31, 2020

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[3]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$5,475,650	$—	$(317,110)	$—
Foreign exchange contracts	—	—	—	—	(1,382,516)
Credit contracts	—	—	—	8,601,751	—
Equity contracts	(94,053)	1,641,905	(50,234)	—	—

Total	$(94,053)	$7,117,555	$(50,234)	$8,284,641	$(1,382,516)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[3]	Futures contracts	Options written	Swap agreements	Forward foreign currency contracts
Interest rate contracts	$—	$(19,222)	$—	$(136,676)	$—
Foreign exchange contracts	—	—	—	—	(1,956,477)
Credit contracts	—	—	—	2,559,268	—
Equity contracts	21,464	—	1,016	—	—

Total	$21,464	$(19,222)	$1,016	$2,422,592	$(1,956,477)

[3]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Investment Grade Bond Fund and Strategic Alpha Fund, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2020:

Investment Grade Bond Fund	Credit Default Swaps
Average Notional Amount Outstanding	1.70%
Highest Notional Amount Outstanding	4.77%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of December 31, 2020	0.00%

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	9.97%	2.80%	9.58%	1.04%
Highest Notional Amount Outstanding	25.04%	3.68%	13.60%	1.76%
Lowest Notional Amount Outstanding	3.57%	1.45%	6.52%	0.00%
Notional Amount Outstanding as of December 31, 2020	4.29%	2.96%	8.24%	1.71%

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the net assets.

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Notes to Financial Statements (continued)

December 31, 2020

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2020:

Strategic Alpha Fund	Put Options Purchased*	Call Options Written*
Average Market Value of Underlying Instruments	0.65%	0.43%
Highest Market Value of Underlying Instruments	4.18%	0.73%
Lowest Market Value of Underlying Instruments	0.00%	0.23%
Market Value of Underlying Instruments as of December 31, 2020	0.00%	0.73%

*	Market value of underlying instruments is determined by multiplying option shares by the price of the option’s underlying security.

Amounts outstanding at the end of the prior period, if applicable, are included in the average amount outstanding.

Over-the-counter derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2020, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Morgan Stanley Capital Services, Inc.	$157,021	$(157,021)	$—	$—	$—
Standard Chartered Bank	40,101	(40,101)	—	—	—

	$197,122	$(197,122)	$—	$—	$—

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(119,874)	$—	$(119,874)	$—	$(119,874)
Barclays Bank PLC	(267,504)	—	(267,504)	267,504	—
Deutsche Bank AG	(97,505)	—	(97,505)	—	(97,505)
HSBC Bank USA	(26,150)	—	(26,150)	—	(26,150)
Morgan Stanley Capital Services, Inc.	(2,654,246)	157,021	(2,497,225)	2,497,225	—
Standard Chartered Bank	(299,239)	40,101	(259,138)	—	(259,138)

	$(3,464,518)	$197,122	$(3,267,396)	$2,764,729	$(502,667)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap

125  |

Notes to Financial Statements (continued)

December 31, 2020

spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$26,463,379	$23,501,528

5.  Purchases and Sales of Securities.  For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$—	$719,832	$105,225,652	$144,317,795
Intermediate Municipal Bond Fund	—	—	26,855,591	9,378,291
International Growth Fund	—	—	14,904,858	78,069
Investment Grade Bond Fund	1,006,992,460	1,417,835,771	2,798,186,728	2,389,546,038
Strategic Alpha Fund	4,144,853,650	4,146,862,569	923,314,599	1,100,948,094
Strategic Income Fund	507,154,634	991,690,968	1,033,946,501	1,798,142,188

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to High Income Fund, International Growth Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.05 billion	Next $750 million	Next $13 billion	Next $10 billion	Over $25 billion
High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
International Growth Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Alpha Fund	0.60%	0.60%	0.55%	0.55%	0.55%	0.55%
Strategic Income Fund	0.65%	0.60%	0.60%	0.55%	0.54%	0.53%

Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Intermediate Municipal Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis.

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Notes to Financial Statements (continued)

December 31, 2020

Under the terms of the management agreement, Intermediate Municipal Bond Fund pays a management fee at the annual rate of 0.40% of the Fund’s average daily net assets, calculated daily and payable monthly.

Natixis Advisors has entered into a subadvisory agreement for the Fund with Loomis Sayles. Under the terms of the subadvisory agreement, the Fund has agreed to pay Loomis Sayles a subadvisory fee at the annual rate of 0.20% of the Fund’s average daily net assets, calculated daily and payable monthly.

Payments to Natixis Advisors are reduced by the amounts of payments to Loomis Sayles, as calculated based on the above.

Natixis Advisors and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2021 for High Income Fund, Intermediate Municipal Bond Fund and Strategic Alpha Fund, until April 30, 2022 for International Growth Fund and Investment Grade Bond Fund and until January 31, 2022 for Strategic Income Fund, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	1.00%	1.75%	0.70%	0.75%	—
Intermediate Municipal Bond Fund	0.70%	1.45%	—	0.45%	—
International Growth Fund	1.20%	1.95%	0.90%	0.95%	—
Investment Grade Bond Fund	0.75%	1.50%	0.45%	0.50%	1.00%
Strategic Alpha Fund	1.00%	1.75%	0.70%	0.75%	—
Strategic Income Fund	1.00%	1.75%	0.70%	0.75%	1.25%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Investment Grade Bond Fund and Strategic Income Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.76%	1.51%	0.46%	0.51%	1.01%
Strategic Income Fund	1.25%	2.00%	0.95%	1.00%	1.50%

Natixis Advisors and Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$669,082	$243,461	$425,621	0.60%	0.38%
Intermediate Municipal Bond Fund	92,759	92,759	—	0.40%	—%
International Growth Fund	4,945	4,945	—	0.75%	—%
Investment Grade Bond Fund	22,550,836	2,021,089	20,529,747	0.40%	0.36%
Strategic Alpha Fund	7,083,082	—	7,083,082	0.60%	0.60%
Strategic Income Fund	8,602,302	—	8,602,302	0.57%	0.57%

[1]	Management fee waivers are subject to possible recovery until December 31, 2021.

127  |

Notes to Financial Statements (continued)

December 31, 2020

For the year ended December 31, 2020, expenses have been reimbursed as follows:

Fund	Reimbursement
Intermediate Municipal Bond Fund	$73,948
International Growth Fund	29,987

No expenses were recovered for any of the Funds during the year ended (period ended for Strategic Income Fund) December 31, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”), and Investment Grade Bond Fund and Strategic Income Fund have adopted a Distribution Plan relating to their Admin Class shares (the “Admin Class Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

Under the Admin Class Plans, Investment Grade Bond Fund and Strategic Income Fund pay Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Investment Grade Bond Fund and Strategic Income Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees					Distribution Fees
Fund	Class A		Class C		Admin Class	Class C	Admin Class
High Income Fund	$54,502		$7,095		$—	$21,284	$—
Intermediate Municipal Bond Fund	21,311		3,150		—	9,451	—
International Growth Fund	—	[1]	—	[1]	—	1	—
Investment Grade Bond Fund	2,037,993		411,503		283,813	1,234,508	283,813
Strategic Alpha Fund	89,110		31,116		—	93,347	—
Strategic Income Fund	1,063,191		169,163		63,990	507,489	63,990

[1]	Less than $1.

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$49,521
Intermediate Municipal Bond Fund	10,156
International Growth Fund	284
Investment Grade Bond Fund	2,463,304
Strategic Alpha Fund	521,998
Strategic Income Fund	656,953

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended (period ended for Strategic Income Fund) December 31, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$79,873
Intermediate Municipal Bond Fund	5,105
Investment Grade Bond Fund	3,297,339
Strategic Alpha Fund	394,176
Strategic Income Fund	1,100,338

As of December 31, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$645
Intermediate Municipal Bond Fund	95
Investment Grade Bond Fund	40,327
Strategic Alpha Fund	4,862
Strategic Income Fund	54,289

Sub-transfer agent fees attributable to Class A, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020 were as follows:

Fund	Commissions
High Income Fund	$2,357
Intermediate Municipal Bond Fund	1,912
International Growth Fund	1
Investment Grade Bond Fund	119,731
Strategic Alpha Fund	8,936
Strategic Income Fund	6,502

129  |

Notes to Financial Statements (continued)

December 31, 2020

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

g.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to High Income Fund and International Growth Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2021 for High Income Fund and April 30, 2022 for International Growth Fund, and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2020, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
High Income Fund	$1,039
International Growth Fund	4

h.  Affiliated Ownership.  As of December 31, 2020, Natixis and affiliates and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the following Funds’ net assets.

Fund	Natixis and affiliates	Retirement Plan
International Growth Fund	100%	—
Investment Grade Bond Fund	—	0.12%
Strategic Alpha Fund	—	0.22%

Investment activities of affiliated shareholders could have material impacts on the Fund.

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Notes to Financial Statements (continued)

December 31, 2020

i.  Affiliated Transactions.  As a result of a business restructuring, Strategic Income Fund received common shares of Pioneer Energy Services Corp. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate at December 31, 2020. Similarly, as a result of a business restructuring, the Fund received common shares of Lonestar Resources U.S., Inc. (the “Company”) constituting more than 5% of the voting securities of the Company. As such, the Company is considered to be an affiliate at December 31, 2020. A summary of affiliated transactions for the period ended December 31, 2020, is as follows:

	Beginning Value	Purchase Cost		Sales Proceeds	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Ending Value	Investment Income
Pioneer Energy Services Corp., 5.000% PIK or 5.000% Cash	$6,103,774	$229,195	*	$—	$29,190	$—	$(31,212)	$6,330,947	$125,727
Pioneer Energy Services Corp.	—	—		—	—	—	—	—	—
Lonestar Resources U.S., Inc.	—	3,473,775	**	—	—	—	—	3,473,775	—

	$6,103,774	$3,702,970		$—	$29,190	$—	$(31,212)	$9,804,722	$125,727

*	Represents interest paid in additional principal.
**	Represents basis assigned upon receipt in a taxable restructuring.

j.  Payment by Affiliates.  For the year ended December 31, 2020, Loomis Sayles reimbursed Strategic Alpha Fund $52,333 in connection with a trading error.

7.  Custodian Fees and Expenses.  State Street Bank, custodian to the Funds, has agreed to waive the custodian fees and certain other expenses for the first 12 months of operations for International Growth Fund. For the period ended December 31, 2020, total fees waived for the Fund were $1,887.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses for High Income Fund, International Growth Fund, Investment Grade Bond Fund, Strategic Alpha Fund and Strategic Income Fund attributable to Class A, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

Intermediate Municipal Bond Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

For the year ended (period ended for International Growth Fund and Strategic Income Fund) December 31, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y	Admin Class
High Income Fund	$21,489	$2,888	$1,039	$76,888	$—
International Growth Fund	3	3	4	26	—
Investment Grade Bond Fund	640,456	130,191	5,345	2,616,004	89,275
Strategic Alpha Fund	20,283	7,122	1,740	388,610	—
Strategic Income Fund	338,601	53,912	752	749,551	20,383

9.  Line of Credit.  Each Fund except for International Growth Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2020, none of the Funds had borrowings under this agreement.

131  |

Notes to Financial Statements (continued)

December 31, 2020

10.  Risk.  The Funds’ investments in foreign securities, as applicable, may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Funds’ investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

International Growth Fund and Strategic Alpha Fund are non-diversified, which means that they are not limited under the 1940 Act to a percentage of assets that they may invest in any one issuer. Because the Funds may invest in the securities of a limited number of issuers, an investment in the Funds may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	2	24.41%
Intermediate Municipal Bond Fund	3	54.02%
Investment Grade Bond Fund	1	9.47%
Strategic Alpha Fund	4	49.53%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,472,929	$23,366,332	1,181,562	$4,961,757
Issued in connection with the reinvestment of distributions	265,043	1,081,552	224,427	943,693
Redeemed	(1,646,663)	(6,698,230)	(1,744,701)	(7,332,092)

Net change	4,091,309	$17,749,654	(338,712)	$(1,426,642)

Class C
Issued from the sale of shares	204,929	$851,367	104,622	$442,064
Issued in connection with the reinvestment of distributions	27,930	113,438	40,123	169,298
Redeemed	(460,672)	(1,851,801)	(582,159)	(2,454,372)

Net change	(227,813)	$(886,996)	(437,414)	$(1,843,010)

Class N
Issued from the sale of shares	636,909	$2,492,319	347,075	$1,464,639
Issued in connection with the reinvestment of distributions	182,577	739,980	144,891	609,528
Redeemed	(240,181)	(982,234)	(290,834)	(1,225,972)

Net change	579,305	$2,250,065	201,132	$848,195

Class Y
Issued from the sale of shares	8,276,302	$32,427,807	5,715,875	$23,998,846
Issued in connection with the reinvestment of distributions	953,466	3,824,624	1,050,566	4,412,148
Redeemed	(22,428,758)	(87,181,268)	(5,779,231)	(24,250,953)

Net change	(13,198,990)	$(50,928,837)	987,210	$4,160,041

Increase (decrease) from capital share transactions	(8,756,189)	$(31,816,114)	412,216	$1,738,584

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Notes to Financial Statements (continued)

December 31, 2020

12.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Intermediate Municipal Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	269,748	$2,831,550	172,592	$1,769,797
Issued in connection with the reinvestment of distributions	11,723	121,983	12,521	128,813
Redeemed	(162,733)	(1,679,297)	(59,824)	(609,217)

Net change	118,738	$1,274,236	125,289	$1,289,393

Class C
Issued from the sale of shares	47,897	$494,485	43,687	$451,336
Issued in connection with the reinvestment of distributions	777	8,083	967	9,940
Redeemed	(85,913)	(898,719)	(75,820)	(777,366)

Net change	(37,239)	$(396,151)	(31,166)	$(316,090)

Class Y
Issued from the sale of shares	2,146,197	$22,275,909	118,355	$1,214,783
Issued in connection with the reinvestment of distributions	19,854	207,580	14,927	153,521
Redeemed	(556,921)	(5,809,326)	(620,551)	(6,360,407)

Net change	1,609,130	$16,674,163	(487,269)	$(4,992,103)

Increase (decrease) from capital share transactions	1,690,629	$17,552,248	(393,146)	$(4,018,800)

	Period Ended December 31, 2020(a)
International Growth Fund	Shares		Amount
Class A
Issued from the sale of shares	100		$1,000
Issued in connection with the reinvestment of distributions	–	(b)	1

Net change	100		$1,001

Class C
Issued from the sale of shares	100		$1,000
Issued in connection with the reinvestment of distributions	–	(b)	–	(c)

Net change	100		$1,000

Class N
Issued from the sale of shares	1,500,000		$15,000,000
Issued in connection with the reinvestment of distributions	1,224		12,450

Net change	1,501,224		$15,012,450

Class Y
Issued from the sale of shares	1,163		$11,750
Issued in connection with the reinvestment of distributions	1		9

Net change	1,164		$11,759

Increase from capital share transactions	1,502,588		$15,026,210

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Amount rounds to less than one share.
(c)	Amount rounds to less than $1.00.

133  |

Notes to Financial Statements (continued)

December 31, 2020

12.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,934,113	$243,643,227	21,746,077	$242,390,732
Issued in connection with the reinvestment of distributions	4,472,710	51,487,111	1,759,350	19,703,186
Redeemed	(18,660,738)	(215,501,248)	(22,252,474)	(248,006,281)

Net change	6,746,085	$79,629,090	1,252,953	$14,087,637

Class C
Issued from the sale of shares	1,837,724	$21,073,918	1,602,835	$17,702,080
Issued in connection with the reinvestment of distributions	812,986	9,217,940	469,346	5,182,790
Redeemed	(9,377,842)	(108,032,709)	(18,184,031)	(200,209,503)

Net change	(6,727,132)	$(77,740,851)	(16,111,850)	$(177,324,633)

Class N
Issued from the sale of shares	35,059,681	$407,348,565	30,937,052	$345,100,891
Issued in connection with the reinvestment of distributions	8,107,642	93,301,449	4,168,997	46,698,958
Redeemed	(61,802,905)	(713,421,603)	(27,365,168)	(305,705,875)

Net change	(18,635,582)	$(212,771,589)	7,740,881	$86,093,974

Class Y
Issued from the sale of shares	116,069,530	$1,338,576,662	75,690,305	$842,848,095
Issued in connection with the reinvestment of distributions	21,359,279	246,149,320	8,703,543	97,536,256
Redeemed	(94,728,720)	(1,084,178,153)	(79,477,156)	(888,490,131)

Net change	42,700,089	$500,547,829	4,916,692	$51,894,220

Admin Class
Issued from the sale of shares	2,273,836	$26,516,127	1,693,129	$18,816,328
Issued in connection with the reinvestment of distributions	764,671	8,774,511	297,880	3,326,874
Redeemed	(2,101,154)	(24,136,301)	(2,538,140)	(28,454,222)

Net change	937,353	$11,154,337	(547,131)	$(6,311,020)

Increase (decrease) from capital share transactions	25,020,813	$300,818,816	(2,748,455)	$(31,559,822)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,023,731	$10,060,502	4,057,576	$39,431,401
Issued in connection with the reinvestment of distributions	62,078	605,195	153,689	1,492,303
Redeemed	(2,666,522)	(25,934,557)	(2,971,674)	(28,966,949)

Net change	(1,580,713)	$(15,268,860)	1,239,591	$11,956,755

Class C
Issued from the sale of shares	126,434	$1,222,512	166,733	$1,611,447
Issued in connection with the reinvestment of distributions	10,648	103,121	26,221	253,548
Redeemed	(966,909)	(9,480,056)	(1,308,080)	(12,656,029)

Net change	(829,827)	$(8,154,423)	(1,115,126)	$(10,791,034)

Class N
Issued from the sale of shares	29,423,113	$288,816,017	3,995,830	$38,781,677
Issued in connection with the reinvestment of distributions	814,373	7,933,168	905,302	8,768,965
Redeemed	(10,308,071)	(98,238,299)	(750,043)	(7,281,454)

Net change	19,929,415	$198,510,886	4,151,089	$40,269,188

Class Y
Issued from the sale of shares	25,133,973	$249,260,831	33,476,137	$325,247,908
Issued in connection with the reinvestment of distributions	1,488,360	14,469,017	2,397,834	23,222,284
Redeemed	(52,322,387)	(502,765,399)	(62,461,312)	(606,867,293)

Net change	(25,700,054)	$(239,035,551)	(26,587,341)	$(258,397,101)

Decrease from capital share transactions	(8,181,179)	$(63,947,948)	(22,311,787)	$(216,962,192)

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Notes to Financial Statements (continued)

December 31, 2020

12.  Capital Shares (continued).

	Period Ended December 31, 2020(a)		Year Ended September 30, 2020
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,166,668	$43,973,781	32,299,438	$444,080,248
Issued in connection with the reinvestment of distributions	1,651,138	22,982,383	3,167,184	43,610,276
Redeemed	(8,809,951)	(122,112,304)	(40,330,246)	(554,003,991)

Net change	(3,992,145)	$(55,156,140)	(4,863,624)	$(66,313,467)

Class C
Issued from the sale of shares	264,507	$3,697,602	1,902,282	$26,312,714
Issued in connection with the reinvestment of distributions	294,227	4,142,720	600,408	8,382,443
Redeemed	(2,483,699)	(34,767,841)	(29,280,757)	(408,234,280)

Net change	(1,924,965)	$(26,927,519)	(26,778,067)	$(373,539,123)

Class N
Issued from the sale of shares	3,263,554	$45,457,643	8,682,262	$119,974,137
Issued in connection with the reinvestment of distributions	271,195	3,768,709	464,321	6,391,355
Redeemed	(1,539,785)	(21,376,606)	(7,719,864)	(106,340,515)

Net change	1,994,964	$27,849,746	1,426,719	$20,024,977

Class Y
Issued from the sale of shares	10,433,588	$144,445,628	85,620,721	$1,132,582,915
Issued in connection with the reinvestment of distributions	3,910,477	54,349,355	8,028,339	110,319,204
Redeemed	(28,856,379)	(398,330,570)	(118,624,705)	(1,608,285,687)

Net change	(14,512,314)	$(199,535,587)	(24,975,645)	$(365,383,568)

Admin Class
Issued from the sale of shares	315,634	$4,401,178	1,076,312	$15,079,460
Issued in connection with the reinvestment of distributions	136,204	1,889,249	252,576	3,465,330
Redeemed	(551,434)	(7,568,203)	(2,287,176)	(30,910,379)

Net change	(99,596)	$(1,277,776)	(958,288)	$(12,365,589)

Decrease from capital share transactions	(18,534,056)	$(255,047,276)	(56,148,905)	$(797,576,770)

(a)	For the period October 1, 2020 through December 31, 2020.

	Year Ended September 30, 2019
	Shares	Amount
Class A
Issued from the sale of shares	27,644,005	$388,066,928
Issued in connection with the reinvestment of distributions	3,733,655	52,153,952
Redeemed	(40,562,001)	(568,498,683)

Net change	(9,184,341)	$(128,277,803)

Class C
Issued from the sale of shares	2,930,132	$41,347,083
Issued in connection with the reinvestment of distributions	1,354,833	19,052,625
Redeemed	(36,710,107)	(519,364,178)

Net change	(32,425,142)	$(458,964,470)

Class N
Issued from the sale of shares	5,710,006	$80,153,591
Issued in connection with the reinvestment of distributions	502,914	7,022,689
Redeemed	(4,226,437)	(59,477,704)

Net change	1,986,483	$27,698,576

Class Y
Issued from the sale of shares	60,558,641	$847,970,819
Issued in connection with the reinvestment of distributions	10,011,095	139,677,190
Redeemed	(123,342,737)	(1,721,792,645)

Net change	(52,773,001)	$(734,144,636)

Admin Class
Issued from the sale of shares	1,029,988	$14,399,151
Issued in connection with the reinvestment of distributions	293,184	4,080,471
Redeemed	(2,027,234)	(28,358,878)

Net change	(704,062)	$(9,879,256)

Decrease from capital share transactions	(93,100,063)	$(1,303,567,589)

135  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds II and Natixis Funds Trust II and Shareholders of Loomis Sayles High Income Fund, Loomis Sayles Intermediate Municipal Bond Fund, Loomis Sayles International Growth Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Alpha Fund and Loomis Sayles Strategic Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles High Income Fund, Loomis Sayles International Growth Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund (four of the funds constituting Loomis Sayles Funds II) and Loomis Sayles Intermediate Municipal Bond Fund and Loomis Sayles Strategic Alpha Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Loomis Sayles High Income Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles Intermediate Municipal Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles International Growth Fund	For the period from December 15, 2020 (commencement of operations) through December 31, 2020	For the period from December 15, 2020 (commencement of operations) through December 31, 2020
Loomis Sayles Investment Grade Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles Strategic Alpha Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Loomis Sayles Strategic Income Fund	For the three month period ended December 31, 2020 and for the year ended September 30, 2020	For the three month period ended December 31, 2020 and for the years ended September 30, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, short-term investee manager, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

|  136

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
High Income Fund	0.50%
Investment Grade Bond Fund	0.33%
Strategic Alpha Fund	2.40%
Strategic Income Fund	2.96%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

Fund	Amount
Investment Grade Bond Fund	$154,088,171
Strategic Income Fund	42,139,359

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
High Income Fund	2.49%
International Growth Fund	100.00%
Investment Grade Bond Fund	0.61%
Strategic Alpha Fund	3.49%
Strategic Income Fund	13.69%

137  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  138

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

139  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director of Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

|  140

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer of Natixis Funds Trust II and President of Loomis Sayles Funds II since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

141  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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Annual Report

December 31, 2020

Gateway Fund

Gateway Equity Call Premium Fund

Mirova Global Green Bond Fund

Mirova Global Sustainable Equity Fund

Mirova International Sustainable Equity Fund

Mirova U.S. Sustainable Equity Fund

Natixis Oakmark Fund

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund

Vaughan Nelson Mid Cap Fund

Vaughan Nelson Small Cap Value Fund

GATEWAY FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GATEX

Michael T. Buckius, CFA®	Class C GTECX

Paul R. Stewart, CFA®	Class N GTENX

Kenneth H. Toft, CFA®	Class Y GTEYX

Gateway Investment Advisers, LLC

Investment Goal

The Fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

The above-average annual return of the S&P 500® Index in 2020 belies the economic and market turmoil wrought by the Covid-19 pandemic during the year. As investors processed the potential economic impact of the virus in March, equities experienced record-setting volatility and fell into a bear market faster than any other market decline in history. Nearly as shocking was how swiftly the equity market recovered to new highs, which also happened in record time. The recovery was led primarily by technology businesses that helped facilitate home-based work, entertainment and shopping, while more economically sensitive businesses lagged behind. After the recovery reached a temporary peak in early September, the market experienced an additional sharp decline as investors processed a resurging pandemic case count and election uncertainty. In November, as election results became clearer and progress was made on Covid-19 vaccines, losses were recovered and the equity market delivered its second highest total return of any November on record. The S&P 500® Index continued to trend upward in December and ended the year at a new all-time high.

The turmoil caused by the pandemic drove a significant shift in measures of realized volatility, implied volatility, and the dynamic relationship between the two. Volatility measures at the beginning of 2020 were consistent with the below-average readings persistent in recent years. The Cboe® Volatility Index® (the VIX®) set a 2020 closing low of 12.10 on January 17 and did not break above its long-term average of 19.47 until February 24, the first day in 2020 in which the S&P 500® Index had a loss exceeding 3%. The VIX® rose as high as 85.47 on March 18, just shy of its all-time intra-day high reading of 89.53 set in 2008.

Realized volatility measures in 2020 were even more extreme. The S&P 500® Index would record 16 more one-day losses exceeding 3%, eight of which occurred in March alone. The large swings resulted in a 93.44% annualized standard deviation of daily returns for the S&P 500® Index in March, the highest reading of monthly standard deviation in history, dating back to 1928. The massive spike in realized volatility caused the typical relationship between implied and realized volatility to invert. Typically, implied volatility measures exceed realized volatility, and this relationship has held about 90% of the time on a monthly basis since 1990. The March 2020 inversion was the largest on record, nearly 50% larger than the previous record established in September 2008. While it was extreme, the inversion was temporary, as realized volatility normalized more quickly than implied volatility. After implied volatility peaked in mid-March, the VIX® trended lower while the spread between implied and realized volatility flipped back to positive in April and remained positive each subsequent month of the year. Moreover, the August and December measures were the highest and second-highest implied versus realized spreads in history.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Gateway Fund returned 7.19% at net asset value. The Fund’s primary benchmark, the S&P 500® Index, returned 18.40% for the same period, while its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 7.51%.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index, while also selling index call options and purchasing index put options. The Fund seeks to generate returns by creating cash flow through writing at-the-money index call options against the full value of its underlying equity portfolio. The written call options, premium levels of which have a high correlation to volatility, provide cash flow into the Fund, yet may limit upside participation in an equity market advance. The Fund uses some of the cash flow from index call option writing to purchase out-of-the-money index put options to mitigate sudden and severe price declines in the equity portfolio. An index call option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the-money when its strike price is below the price of the underlying index. It is the net premium-to-earn from selling index call options less the price of protective index put options that is a significant factor in determining how much participation the Fund will

1  |

have in a rising market and how much downside protection is delivered in a declining market. In the long term, the combination of the diversified stock portfolio, steady cash flow from the sale of index call options and downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk.

The Fund underperformed its primary benchmark for the year while achieving the risk component of its objective by exhibiting significantly less risk than the equity market. Throughout 2020, the Fund’s two-part option strategy delivered equity market participation during the periods in which the equity market advanced and significant downside protection during market declines. Specifically, from the beginning of the year to the pre-Covid equity market high on February 19, the Fund returned 1.79%, underperforming the S&P 500® Index by 3.29 percentage points. When the equity market has a strong advance combined with below-average implied volatility levels, underperformance is expected as the risk-reducing option strategy generates losses that detract from the return of the Fund’s index-tracking equity portfolio. During the pandemic-driven bear market from February 19 to March 23, the Fund declined 16.10%, less than half the loss of its primary benchmark, as gains from its option strategy provided 17.69 percentage points of downside protection relative to the S&P 500® Index. The Fund returned 20.61% during the market recovery from March 23 to the temporary recovery peak on September 2. The S&P 500® Index returned 61.39% over this period and the Fund’s return differential with its benchmark was primarily due to losses from the Fund’s option strategy, though above-average implied volatility levels resulted in smaller losses than would have otherwise been incurred. From September 2 through year-end, during a market advance that was far from steady, sustained implied volatility levels helped the Fund deliver strong market participation with a return of 4.06% compared to the S&P 500® Index return of 5.45% for the same period. This volatile timeframe included a decline of 8.48% for the S&P 500® Index from September 2 through October 31. The Fund again provided downside protection with a return of -3.39% over the same period.

The Fund’s equity portfolio returned 20.06% for the year, a performance differential of positive 166 basis points versus the S&P 500® Index. Consistent with its investment objective, the measured risk of the Fund was low relative to the US equity market, as its standard deviation of daily returns for 2020 was 13.87% versus 34.43% for the S&P 500® Index.

The Fund began the year with full index put option coverage. Amid heightened equity market volatility during the pandemic-driven bear market, the investment team closed out two index put option positions at a profit on February 27, resulting in a put coverage range of 65%–80%. The team further reduced the Fund’s put coverage three additional times in March, ending the first quarter of 2020 with a put coverage range of 40%–50%. These actions monetized the higher volatility that was priced into index put option contracts and preserved index put option gains. As put coverage was reduced, in an effort to keep the Fund’s risk profile consistent, the index put option portfolio had a weighted-average strike price closer than usual to the equity market level. As the equity market recovered, implied volatility moderated from extreme levels and created opportunities for the investment team to selectively increase index put option coverage in a cost-effective way, while maintaining a consistent risk profile. From early April to August, the team gradually increased put option coverage to a range of 80%–95%. Over the remainder of the year, the Fund’s put option coverage range was unchanged while a typical risk profile was maintained. The Fund maintained a portfolio of written index call options on the full value of its equity holdings over the course of the year while making active adjustments to positions in response to changing market conditions.

Outlook

Gateway’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk way to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment. As always, Gateway will avoid incorporating forecasts into its investment approach and will not attempt to anticipate how events will unfold.

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GATEWAY FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Apple, Inc.	7.00%
2	Microsoft Corp.	5.68
3	Amazon.com, Inc.	4.57
4	Alphabet, Inc., Class C	2.28
5	Facebook, Inc., Class A	2.20
6	Berkshire Hathaway, Inc., Class B	1.69
7	JPMorgan Chase & Co.	1.62
8	Visa, Inc., Class A	1.45
9	Johnson & Johnson	1.31
10	UnitedHealth Group, Inc.	1.29

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

3  |

Average Annual Total Returns – December 31, 20204

	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[5]
					Gross	Net

Class Y (Inception 2/19/08)
NAV	7.19%	5.77%	5.15%	—%	0.76%	0.70%

Class A (Inception 12/07/77)
NAV	6.92	5.51	4.90	—	1.01	0.94
With 5.75% Maximum Sales Charge	0.76	4.27	4.28	—

Class C (Inception 2/19/08)
NAV	6.13	4.71	4.10	—	1.76	1.70
With CDSC[1]	5.13	4.71	4.10	—

Class N (Inception 5/1/17)
NAV	7.25	—	—	5.36	0.69	0.65

Comparative Performance
S&P 500® Index[2]	18.40	15.22	13.88	15.30
Bloomberg Barclays U.S. Aggregate Bond Index[3]	7.51	4.44	3.84	4.93

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For more recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  4

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols

Daniel M. Ashcraft, CFA®	Class A GCPAX

Michael T. Buckius, CFA®	Class C GCPCX

Kenneth H. Toft, CFA®	Class N GCPNX

Gateway Investment Advisers, LLC	Class Y GCPYX

Investment Goal

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

The S&P 500® Index returned 18.40% for the year. The above-average calendar year return and positive note on which 2020 ended nearly disguised the turmoil with which it began. During the pre-Covid period of January 1 through February 19, 2020 the S&P 500® Index returned 5.08%, continuing its positive momentum from 2019 as investors reflected on the passage of major global trade deals and strong backward-looking economic data. A pandemic-driven bear market combined with government policies that severely restricted economic activity drove the S&P 500® Index down 33.79% from February 19 through March 23. The recovery from the bear market was led primarily by technology businesses that helped facilitate home-based work, entertainment and shopping, and powered the S&P 500® Index to a 61.39% return from March 23 to the recovery period peak on September 2. From September 2 through year-end, the S&P 500® Index returned 5.45%, but the advance was far from steady. The same businesses that drove the recovery period led a decline of 8.48% from September 2 through October 31 as investors processed a resurging pandemic case count and election uncertainty. In November, as election results became clearer and progress was made on Covid-19 vaccines, losses from September and October were recovered and the equity market delivered its second highest total return of any November on record. The market continued to trend upward in December, with the S&P 500® Index ending the year at a new all-time high.

The turmoil caused by the pandemic drove a significant shift in measures of realized volatility, implied volatility and the dynamic relationship between the two. Volatility measures at the beginning of 2020 were consistent with the below-average readings persistent in recent years. The Cboe® Volatility Index® (the VIX®) set a 2020 closing low of 12.10 on January 17 and did not break above its long-term average of 19.47 until February 24, the first day in 2020 in which the S&P 500® Index had a loss exceeding 3%. The VIX® rose as high as 85.47 on March 18, just shy of its all-time intra-day high reading of 89.53 set in 2008.

Realized volatility measures in 2020 were even more extreme. The S&P 500® Index would record 16 more one-day losses exceeding 3%, eight of which occurred in March alone. The large swings resulted in a 93.44% annualized standard deviation of daily returns for the S&P 500® Index in March, the highest reading of monthly standard deviation in history, dating back to 1928. The massive spike in realized volatility caused the typical relationship between implied and realized volatility to invert. Typically, implied volatility measures exceed realized volatility, and this relationship has held about 90% of the time on a monthly basis since 1990. The inversion in March 2020 was the largest on record, nearly 50% larger than the previous record established in September 2008. While it was extreme, the inversion was temporary, as realized volatility normalized more quickly than implied volatility. After implied volatility peaked in mid-March, the VIX® trended lower while the spread between implied and realized volatility flipped back to positive in April and remained positive each subsequent month of the year. Moreover, the August and December measures were the highest and second-highest implied versus realized spreads in history.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Gateway Equity Call Premium Fund returned 8.38% at net asset value. The Fund outperformed its primary benchmark, the Cboe S&P 500 BuyWrite Index (“BXMSM”), which returned -2.75% for the same period.

Explanation of Fund Performance

The Fund invests in a broadly diversified portfolio of common stocks that is designed to track the performance of the S&P 500® Index and support its index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund’s after-tax total return. The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The index call options written by the Fund often have similar characteristics to the single index call option present in the BXMSM at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

5  |

The Fund outperformed the BXMSM by 1,113 basis points for the year. Throughout 2020, the Fund’s diversified and active index call option writing approach generated risk-reducing cash flow and delivered equity market participation during periods in which the equity market advanced and downside protection during market declines. Specifically, the Fund provided consistent market exposure during the pre-Covid advance from January 1 through February 19, with a return of 2.83% compared to the BXMSM return of 2.25%. During the pandemic-driven bear market from February 19 to March 23, the Fund returned -25.24% compared to the BXMSM return of -30.23%. The BXM’sSM passive, single contract approach produced less cash flow and resulted in increasing market exposure during the market decline while the Fund’s diversified and actively managed approach generated higher cash flow from written index call options and lower market exposure, resulting in better downside protection.

During the market recovery from March 23 to the temporary recovery peak on September 2, the Fund returned 32.13%, outperforming the BXMSM return of 27.22%, as the Fund’s approach again provided consistent equity exposure and higher cash flow. From September 2 through year-end, during a market advance that was far from steady, the Fund returned 6.70%, underperforming the BXMSM return of 7.13%. The Fund’s underperformance for the period was primarily due to a larger loss than the BXMSM for the month of September. Consistent with its active approach, the Fund began September with the weighted-average strike price of its written index call option portfolio approximately at-the-money, resulting in relatively more exposure to the market’s decline than the BXMSM, which began the month with very low market exposure as the strong market advance in August put its written index call option deep in-the-money.

The Fund’s equity portfolio returned 20.08% for the year, a performance differential of positive 168 basis points versus the S&P 500® Index. The measured risk of the Fund was lower than that of the US equity market and the BXMSM, as its standard deviation of daily returns for 2020 was 22.71%, versus 34.43% and 27.01% for the S&P 500® Index and the BXMSM, respectively.

Outlook

Gateway’s investment philosophy is informed by its long history and maintains that the equity market is the most reliable source of attractive long-term returns, despite its high volatility relative to other asset classes and tendency to periodically deliver significant short-term losses. Gateway’s investment philosophy also holds that consistency is key to long-term success and that generating cash flow with index options, rather than seeking to forecast the market, can be a lower-risk way to participate in equity markets. By staying true to this philosophy and continuing to manage strategies consistent with the firm’s historical approach, Gateway assists Fund shareholders in managing risk while pursuing long-term returns in an uncertain environment. As always, Gateway will avoid incorporating forecasts into its investment approach and will not attempt to anticipate how events will unfold.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2014 (inception) through December 31, 2020

See notes to chart on page 7.

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GATEWAY EQUITY CALL PREMIUM FUND

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Apple, Inc.	6.95%
2	Microsoft Corp.	5.50
3	Amazon.com, Inc.	4.49
4	Facebook, Inc., Class A	2.16
5	Alphabet, Inc., Class C	2.00
6	JPMorgan Chase & Co.	1.70
7	Berkshire Hathaway, Inc., Class B	1.62
8	Visa, Inc., Class A	1.57
9	UnitedHealth Group, Inc.	1.41
10	Procter & Gamble Co. (The)	1.40

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20204

	1 Year	5 Years	Life of Class		Expense Ratios[5]
					Gross	Net

Class Y (Inception 9/30/14)			Class Y/A/C	Class N
NAV	8.38%	7.68%	6.79%	—%	1.17%	0.95%

Class A (Inception 9/30/14)
NAV	8.06	7.40	6.53	—	1.42	1.20
With 5.75% Maximum Sales Charge	1.83	6.14	5.52	—

Class C (Inception 9/30/14)
NAV	7.23	6.61	5.74	—	2.17	1.95
With CDSC[1]	6.23	6.61	5.74	—

Class N (Inception 5/1/17)
NAV	8.36	—	—	7.13	1.63	0.90

Comparative Performance
Cboe S&P 500 BuyWrite Index (BXMSM)[2]	-2.75	5.33	6.14	3.95
S&P 500® Index[3]	18.40	15.22	13.88	15.30

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The Cboe S&P 500 BuyWrite IndexSM (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

7  |

MIROVA GLOBAL GREEN BOND FUND

Managers	Symbols

Marc Briand	Class A MGGAX

Charles Portier	Class N MGGNX

Bertrand Rocher	Class Y MGGYX

Mirova US LLC

*	Effective September 1, 2020, Bertrand Rocher joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds.

Market Conditions

Had an investor been told at the beginning of 2020 that during the following year, global unemployment would hit unprecedented levels, almost 2 million people would die from a virus that affected over 87 million people around the world, that this virus would require people to stay in their homes, would cause large global contractions in economic growth even with unprecedented levels of monetary and fiscal stimulus globally — had that investor been then asked their expectations for global markets for that year, it is challenging to believe many would see the market as rising significantly for the year under these circumstances. Yet this is exactly what has unfolded over the last 12 months.

In early November specifically, the announcement that several vaccines were found effective triggered a wave of market optimism that further buoyed the already supportive momentum observed over October after the late September sell-off. This occurred amid the backdrop that it was likely the United States would have a more conventional president in the White House and a Brexit agreement between the UK and the EU came to fruition. This further boosted markets: All credit segments rallied with Investment Grade (IG) and High Yield (HY) spreads having retraced back to their mid-February 2020 levels, i.e. the period prior to the pandemic-driven panic. More specifically, the Bloomberg Barclays Euro Aggregate Corporate Average Option-Adjusted Spread Index stood at 0.92% as of December 31, 2020 — a relatively tight level, from a historical point of view. In such a one-way, risk-on market, high betas — be it in the form of subordinated debts or of pure senior high yield — logically outperformed investment grade. Of course, cyclical credits also performed well as market makers were modelling scenarios under which the probability of a rapid recovery in mobility, travel or leisure, amongst a flurry of other sectors, was growing, something that has subsequently fueled spread tightening for industries such as automotive, transportation, and gaming.

Once again, the backbone of all those moves remains central bank policies: the Federal Reserve, European Central Bank, Bank of England, and Bank of Japan with accommodative measures, such as massive bond purchase programs, continued to play their role, as they had all over the second and third quarters; this is of course exacerbating the impact of a relatively modest net supply.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Mirova Global Green Bond Fund returned 7.85%, at net asset value. The Fund outperformed its benchmark, the Bloomberg Barclays MSCI Green Bond Index, which returned 6.67%.

Explanation of Fund Performance

The Fund faced some challenges during the first quarter where it underperformed its benchmark by 1.61%. This under-performance was due to both allocation and security selection. At that time, the long position on corporate versus government bonds (specifically German bonds) detracted as did the long exposure on high beta issuers within the corporates (hybrids), financials (Tier 2) and quasi sovereign (hybrids). During this time, corporate issues became very attractive considering the full support of central banks, and the Fund increased its exposure to corporate issuers during March, accordingly.

After closing the books on the first quarter of 2020, we’ve seen a steady, V-shaped market recovery and, broadly speaking, corporate credit outperformed for the remainder of 2020, primarily within investment grade, and high yield followed later in the fourth quarter of 2020.

Amid this backdrop we saw the Fund outperform its benchmark by 1.15%, 0.69%, and 0.97%, respectively, over the second, third, and fourth quarters.

In the fourth quarter, the continued market recovery took credit spreads to almost pre-pandemic levels, which led us to take profit by reducing corporate credit exposure from 70% down to 56%. Alternatively, we have been investing in emerging market green sovereigns

|  8

MIROVA GLOBAL GREEN BOND FUND

(Chile, Hungary, Mexico) which offered attractive returns and kept our high-yield exposure at ~10%. From a credit-cycle point-of-view, we have been increasing our cyclical exposure (mainly through automotive and capital goods) versus more defensive securities in order to take advantage of the economic recovery post-pandemic.

All in all, the majority of outperformance in 2020 came from allocation. Security selection was costly until November from which point it recovered enough to close the year slightly positive as a contributor to outperformance as well. Yield curve positioning and duration acted in a somewhat opposite manner as our long duration positioning for the US which paid off until August when it pulled-back and ended up flat year-to-date.

Outlook

In many ways, it seems as though we are picking-up 2021 right where we thought we were to start 2020. It is reminiscent in terms of market configuration where investors are seeking yield, compression trading is predominantly driving the market, and we see historical lows spread-wise and highs in price (including in some equity indices). However, as we have just witnessed with the Covid-19 pandemic derailing commonly accepted outlook for 2020; 2021 could too, be full of surprises, but we believe those will be positive on the economic front, with vaccine execution taking center stage. According to our constructive scenario, main performance contributors will be security selection, duration, geopolitical pressures tied to changing administrations in the United States, and Covid-19 related knock-on effects tied to vaccine dissemination and pandemic related-spending.

Hypothetical Growth of $100,000 Investment in Class Y Shares2

February 28, 2017 (inception) through December 31, 2020

9  |

Average Annual Total Returns – December 31, 20202

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 2/28/17)
NAV	7.85%	5.09%	1.28%	0.71%

Class A (Inception 2/28/17)
NAV	7.61	4.85	1.56	0.96
With 4.25% Maximum Sales Charge	3.04	3.68

Class N (Inception 2/28/17)
NAV	7.89	5.17	1.08	0.66

Comparative Performance
Bloomberg Barclays MSCI Green Bond Index[1]	6.67	5.52

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The Bloomberg Barclays MSCI Green Bond Index provides a broad-based measure of global fixed-income securities issued to fund projects with direct environmental benefits according to MSCI ESG Research’s green bond criteria. The green bonds are primarily investment-grade, or may be classified by other sources when bond ratings are not available. The Index may include green bonds from the corporate, securitized, Treasury, or government-related sectors.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  10

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A ESGMX

Hua Cheng, CFA®, PhD	Class C ESGCX

Amber Fairbanks, CFA®	Class N ESGNX

Mirova US LLC	Class Y ESGYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Had investors been told at the beginning of 2020 that in the upcoming year global unemployment would hit unprecedented levels, almost 2 million people would die from a virus that affected over 87 million people around the world, that this virus would require people to stay in their homes and would cause large global contractions in economic growth even with unprecedented levels of monetary and fiscal stimulus globally — it is unlikely that many would have predicted the market rising significantly for the year. Yet this is exactly what unfolded over the last 12 months.

Monetary policy that encouraged risk taking can be partially credited for the strong performance of equities for much of the year after a sharp decline in March, but perhaps a stronger driver has been hope. The fourth quarter of the year certainly served to boost hope and optimism that the world would soon return to something closer to normal as pharmaceutical companies announced the development of effective vaccines to treat the Covid-19 virus. It is often said that the stock market is forward looking, though not well explored is whether the stock market is accurate in its forward-looking view. Many are happy to put 2020 in the rear-view mirror, and if the market is accurate in its view, 2021 should be a much better year — certainly one can hope that is the case.

Performance Results

For the 12 months ended December 31, 2020, Class Y Shares of the Mirova Global Sustainable Equity Fund returned 32.42% at net asset value. The Fund outperformed its benchmark, the MSCI World Index (Net), which returned 15.90% over the same period. It is important to note that there are material differences between the Fund and this benchmark.

Explanation of Fund Performance

The biggest contributors to relative performance were stock selection, particularly in Industrials, Utilities and Healthcare. Stocks held in Industrials and Utilities benefited from growth in alternative energy, particularly Vestas Wind Systems A/S, a wind turbine manufacturer, and Orsted A/S, an offshore wind utility. Both increased sharply on strong growth in demand for alternative energy during the year as well as a very positive outlook for growth given the objectives outlined by the Biden administration around climate change. Within Healthcare, Danaher Corp. and Thermo Fisher Scientific Inc., two companies broadly exposed to increased spending in healthcare, were strong performers for the year.

The biggest detractors from relative performance were stock selection in Consumer Discretionary and cash held in the portfolio. Within Consumer Discretionary, companies affected by cyclical demand and companies with a brick and mortar presence declined as Covid-19 detracted from performance. This included building company Sekisui House, eyeglass manufacturer EssilorLuxottica and auto component manufacturer Valeo. The worst performing stock for 2020 was Danone SA, which reported weak organic growth. Investors remain concerned about the company’s ability to reinvigorate its revenue growth.

The portfolio invests in companies that offer solutions to and/or are expected to benefit from the demographic, technological, environmental and governance-related transitions that Mirova believes will transform the world’s economies and societies during the next decade.

With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. Although cyclical exposure increased modestly during the quarter as a result of portfolio adjustments (see below), the team continues to like the downside protection that companies with strong balance sheets, solid management teams and positive exposure to long-term secular trends potentially offer.

During the year, the investment team initiated positions in Intuitive Surgical, Inc., Bright Horizons Family Solutions, Inc., Ball Corp., and Orpea SA and sold outright Fresenius SE & Co. and Gilead Sciences, Inc.

11  |

Intuitive Surgical was added in April. The company’s main product is an advanced surgical system, daVinci Surgical System, and its related instruments and services. The system includes surgeon’s console, patient-side cart, and high performance vision system. Intuitive Surgical provides solutions for global healthcare challenges as it innovates and manufactures surgical robotic systems that allow minimally invasive surgery and provide real-life images of the patient’s anatomy during surgery. It is uniquely positioned with the best system in the robotic surgery industry and provides a very attractive value proposition for hospitals, patients and doctors. Its competitive advantage is well protected, its financials are very strong, and its top management team has a very good track record over the long run. The position was initiated after its valuation became more attractive.

The position in Bright Horizons was also initiated in April. Bright Horizons is a provider of childcare, early education and back-up dependent care services primarily under multi-year contracts with employers who offer childcare services as part of their employee benefits package. They are the leader in employer-sponsored center-based child care. As the market leader in daycare centers, Bright Horizons is a strong beneficiary of a secular trend towards two-working-parent households. Economies of scale should continue to drive operating leverage, and Bright Horizons is a well-run company with attractive business return metrics. We initiated the position after the valuation became much more attractive given the long-term prospects of the company.

In July, Fresenius was sold because of the deterioration of both the sustainability and fundamental opinions. Regarding the sustainability opinion, there are several recent controversies pertaining to the business of Fresenius Medical Care, of which Fresenius owns more than 30% of the shares. There was a $231 million fine for international misconduct allegations by the SEC/DOJ including kickbacks to the American Kidney Fund in exchange for business and an ongoing investigation by the US Department of Health and Human Services for healthcare fraud. For our fundamental opinion, the execution track record of the management team is below our expectations and we had lower conviction on the update.

A position in Ball Corp. was initiated in September. Founded in 1880 and headquartered in Broomfield, Colorado, Ball Corp. supplies aluminum packaging products to the beverage, personal care, automotive, paint, healthcare, and household products industries. It operates in four segments: Beverage Packaging, North and Central America; Beverage Packaging, South America; Beverage Packaging, Europe; and Aerospace. Ball Corp. is well positioned to benefit from increased awareness and regulation around single-use plastic as the largest aluminum packaging manufacturer. Aluminum cans have significantly higher recycling rates than other materials and are composed of more recycled content than competing packaging types. In addition, they are infinitely recyclable in a true “closed loop” as opposed to plastic which is typically “down-cycled” into products like carpet fiber or landfill liner. While glass is also infinitely recyclable, it is heavier than aluminum and thus requires more energy to transport. As the value per ton of aluminum is quite high and recycled content is desirable for manufacturers as it reduces manufacturing costs, aluminum recycling rates and recycled content should remain at high levels relative to plastic and glass which are less economical to recycle. As the largest player in all three geographic regions in which it operates, the company benefits from economies of scale from its manufacturing footprint. Ball Corp. has been divesting businesses over the past several years and focusing growth capital expenditures on faster growing markets, positioning the company to post stronger revenue growth and sustained margin improvement in the years ahead.

In November, Gilead Sciences was sold. While the company remains the global leader in HIV treatment, its HCV franchise has been declining and lack of a robust product pipeline raises concerns around future growth drivers for the company.

Also in November, we initiated a position in Orpea. Orpea is the leading European provider of dependency care through nursing homes, assisted-living facilities, post-acute and rehabilitation hospitals, and psychiatric hospitals. Orpea is addressing the increasingly important need for senior healthcare in all its forms, from retirement homes to homecare and home services. The company is well positioned to benefit from strong growth drivers including an aging population and public financing constraints. The company has a strong strategic position given its high-quality network and attractive locations and has solid opportunities for growth through its pipeline in Latin America and Central East Europe.

Finally in November, the team trimmed several existing positions in companies that had done very well year-to-date and used the proceeds to invest in existing positions in financials and other cyclically exposed sectors of the market that had underperformed. Announcements from Pfizer and AstraZeneca at the beginning of the month removed risks around when and if a vaccine would be developed, and provided a higher level of visibility into the timing of the economic recovery. These announcements removed a sizable overhang on holdings that had cyclical exposure and increased the team’s conviction in these companies.

Although cyclical exposure increased modestly by the end of the year, the team continues to like the downside protection that companies with strong balance sheets and positive exposure to long-term secular trends potentially offer. Geographically, the portfolio currently has a small bias to European names (mainly euro-zone), while being underweight US names. This is mainly a function of where the team is currently finding attractively valued opportunities. In terms of sector exposure, the portfolio currently has no exposure to energy (oil and gas extraction) or real estate, and it is underweight financials. This is mainly driven by valuation (real estate) and the thematic and sustainability approach of the team.

|  12

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

As the team expects trends like the digitalization of our economy to accelerate along with support for the healthcare sector in response to Covid-19, the portfolio remains overweight technology and healthcare. There is also an underweight position in the more defensive consumer staples sector, which to some extent is offset by an overweight position in materials (mainly natural food ingredients). With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, the team expects climate change to remain a driver of political debate and the portfolio will continue to avoid fossil fuel extraction in favor of renewable energy and energy efficiency companies.

Outlook

The portfolio remains focused on long-term secular trends around demographics, technology, the environment and governance. Several of these trends have seen strong growth and higher levels of visibility during this pandemic. While demand for energy has fallen due to the economic slowdown, market share of renewable energy continues to increase, and climate change remains an important topic that many countries are addressing through policies around increased generation from renewable energy. The digitalization of the economy is accelerating as people continue to work from home and shop online. These trends are expected to continue to grow after the pandemic, and the portfolio will continue to focus its holdings on companies well positioned for a changing world.

Looking longer-term, the team continues to believe companies addressing long-term secular trends will continue to outperform. There has been a sharp increase in healthcare spending in an effort to find a vaccine and treatment for Covid-19, but even before this year spending on healthcare has shown robust growth as populations age in developed countries and, globally, populations increase their focus on health and well-being. Some trends within technology also saw sharp growth in 2020, as people shopping and working from home benefited companies exposed to e-commerce and cloud computing. It seems unlikely this growth will reverse after the pandemic is behind us. The team sees a long runway for continued growth for companies positively exposed to these trends, and expects robust growth for renewable energy as government policies, as well as pure economics, will provide strong tailwinds.

Equities broadly look expensive in absolute terms, particularly in the US, which has outperformed other markets for several years. However, when compared to bonds, equities look inexpensive on a relative basis and are supported by the prospect of a strong economic recovery. It will be incredibly important, however, to have a solid equity valuation discipline as there are several stocks, particularly in the US, whose prices appear to have dislocated from long-term fundamentals. The team also continues to see risk around the pace of inoculations and the trajectory of the global recovery. While we expect to see a strong economic recovery in 2021, numerous people have lost their jobs, their savings or their small businesses. These will take time to rebuild — even longer in emerging countries — and there is some risk around the market’s idea that the economic recovery is V-shaped.

13  |

Hypothetical Growth of $100,000 Investment in Class Y Shares3

March 31, 2016 (inception) through December 31, 2020

See notes to chart on page 15.

Top Ten Holdings as of December 31, 2020

	Security Name	% of Assets
1	Orsted A/S	5.09%
2	Vestas Wind Systems A/S	4.18
3	Microsoft Corp.	4.15
4	MasterCard, Inc., Class A	4.01
5	Ecolab, Inc.	3.81
6	Thermo Fisher Scientific, Inc.	3.60
7	Symrise AG	3.45
8	eBay, Inc.	3.36
9	Eaton Corp. PLC	3.27
10	Danaher Corp.	3.12

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  14

MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Average Annual Total Returns – December 31, 20203

	1 Year	Life of Class		Expense Ratios[4]
				Gross	Net

Class Y (Inception 3/31/16)		Class Y/A/C	Class N
NAV	32.42%	17.38%	—%	1.14%	0.96%

Class A (Inception 3/31/16)
NAV	32.07	17.09	—	1.39	1.21
With 5.75% Maximum Sales Charge	24.47	15.64	—

Class C (Inception 3/31/16)
NAV	31.07	16.22	—	2.14	1.96
With CDSC[1]	30.07	16.22	—

Class N (Inception 5/1/17)
NAV	32.44	—	19.06	1.08	0.90

Comparative Performance
MSCI World Index (Net)[2]	15.90	12.90	12.20

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

MSCI World Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets. It is composed of common stocks of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

15  |

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MRVAX

Hua Cheng, CFA® PhD	Class N MRVNX

Amber Fairbanks, CFA®	Class Y MRVYX

Mirova US LLC

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Had investors been told at the beginning of 2020 that in the upcoming year global unemployment would hit unprecedented levels, almost 2 million people would die from a virus that affected over 87 million people around the world, that this virus would require people to stay in their homes and would cause large global contractions in economic growth even with unprecedented levels of monetary and fiscal stimulus globally — it is unlikely that many would have predicted the market rising significantly for the year. Yet this is exactly what unfolded over the last 12 months.

Monetary policy that encouraged risk taking can be partially credited for the strong performance of equities for much of the year after a sharp decline in March, but perhaps a stronger driver has been hope. The fourth quarter of the year certainly served to boost hope and optimism that the world would soon return to something closer to normal as pharmaceutical companies announced the development of effective vaccines to treat the Covid-19 virus. It is often said that the stock market is forward looking, though not well explored is whether the stock market is accurate in its forward-looking view. Many are happy to put 2020 in the rear-view mirror, and if the market is accurate in its view, 2021 should be a much better year — certainly one can hope that is the case.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of the Mirova International Sustainable Equity Fund returned 23.60% at net asset value. The Fund outperformed its benchmark, the MSCI EAFE Index (Net), which returned 7.82%.

Explanation of Fund Performance

Broadly, stock selection across sectors made the biggest contribution to returns, with allocation detracting from relative performance. The largest performance driver was stock selection within Utilities, where offshore wind utility Orsted performed very well. Also contributing strongly to performance was stock selection within Financials, where all six financial names had positive returns for the year. Detracting from performance were two Materials names, Symrise and Chr. Hansen, two natural ingredient manufacturers.

The portfolio invests in companies that offer solutions to and/or are expected to benefit from the demographic, technological, environmental and governance-related transitions that Mirova believes will transform the world’s economies and societies during the next decade.

As trends like the digitalization of our economy, which saw strong growth as a result of Covid-19, are expected to continue to grow strongly, the portfolio remains overweight Technology. There is also an underweight position in the more defensive Consumer Staples sector which, to some extent, is offset by an overweight position in Materials. With many governments still committed to keeping global warming limited to a 2-degree Celsius scenario, we expect climate change to remain a driver of political debate and the portfolio will continue to shy away from fossil fuel extraction in favor of renewables and companies focused on energy efficiency. Although cyclical exposure increased modestly as a result of portfolio adjustments (see below), the team continues to like the downside protection that companies with strong balance sheets, solid management teams and positive exposure to long-term secular trends potentially offer.

The investment team trimmed several existing positions in companies that had done very well year-to-date and used the proceeds to invest in held positions that had underperformed in Financials and other cyclically exposed sectors of the market. Announcements from Pfizer and AstraZeneca at the beginning of November removed risks around when and if a vaccine would be developed and provided a higher level of visibility into the timing of the economic recovery. These announcements removed a sizable overhang on stocks held that had cyclical exposure and increased the team’s conviction in these companies.

|  16

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

Outlook

Looking longer-term, the team continues to believe companies addressing long-term secular trends will continue to outperform. There has been a sharp increase in healthcare spending in an effort to find a vaccine and treatment for Covid-19, but even before this year spending on healthcare has shown robust growth as populations age in developed countries and, globally, populations increase their focus on health and well-being. Some trends within technology also saw sharp growth in 2020, as people shopping and working from home benefited companies exposed to e-commerce and cloud computing. It seems unlikely this growth will reverse after the pandemic is behind us. The team sees a long runway for continued growth for companies positively exposed to these trends, and expects robust growth for renewable energy as government policies, as well as pure economics, will provide strong tailwinds.

Equities broadly look expensive in absolute terms, particularly in the US, which has outperformed other markets for several years. However, when compared to bonds, equities look inexpensive on a relative basis and are supported by the prospect of a strong economic recovery. It will be incredibly important, however, to have a solid equity valuation discipline as there are several stocks, particularly in the US, whose prices appear to have dislocated from long-term fundamentals. The team also continues to see risk around the pace of inoculations and the trajectory of the global recovery. While we expect to see a strong economic recovery in 2021, numerous people have lost their jobs, their savings or their small businesses. These will take time to rebuild — even longer in emerging countries — and there is some risk around the market’s idea that the economic recovery is V-shaped.
Hypothetical Growth of $100,000 Investment in Class Y Shares2

December 28, 2018 (inception) through December 31, 2020

17  |

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Vestas Wind Systems A/S	4.95%
2	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	4.90
3	Orsted A/S	4.88
4	AIA Group Ltd.	4.28
5	ASML Holding NV	3.88
6	KBC Group NV	3.53
7	Novo Nordisk A/S, Class B	3.24
8	Legal & General Group PLC	3.22
9	Adyen NV	3.14
10	Kubota Corp.	2.75

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20202

	1 Year	Life of Fund	Expense Ratios[3]
			Gross	Net

Class Y (Inception 12/28/18)
NAV	23.60%	24.97%	94.13%	0.96%

Class A (Inception 12/28/18)
NAV	23.18	24.64	107.91	1.21
With 5.75% Maximum Sales Charge	16.13	21.02

Class N (Inception 12/28/18)
NAV	23.60	25.02	1.99	0.92

Comparative Performance
MSCI EAFE Index (Net)[1]	7.82	14.83

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

The MSCI EAFE (Net) is a free float-adjusted market capitalization index designed to measure large and mid-cap equity performance in developed markets, excluding the U.S. and Canada. The Index includes countries in Europe, Australasia, and the Far East.

2	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

3

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  18

MIROVA U.S. SUSTAINABLE EQUITY FUND

Managers	Symbols

Jens Peers, CFA®	Class A MUSAX

Hua Cheng, CFA® PhD	Class Y MUSYX

Amber Fairbanks, CFA®	Class N MUSNX

Mirova US LLC	Class C MUSCX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

The Mirova U.S. Sustainable Equity Fund was launched on December 15, 2020 as we were very much in the home stretch of a year, marred by the Covid-19 pandemic, which many will be happy to put in the rear-view mirror, and, if the market is accurate in its view, 2021 should be a much better year.

For the ~2-week period where the Fund did participate, there broad market saw continued positive news around a Covid-19 vaccine announced in November which fueled continued optimism in December.

Performance Results

Mirova U.S. Sustainable Equity Fund was launched on December 15, 2020. For the period ended December 31, 2020, Class Y shares of the Fund returned 2.10% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 1.72%.

Explanation of Fund Performance

Energy was the strongest performing theme. The top performing stocks were alternative energy holdings, First Solar and Ormat, which performed strongly on policies President-Elect Biden has outlined supporting the growth of alternative energy. The Mobility theme also performed well, both on the expectation of a cyclical rebound in 2021 and on exposure in that sector to electrification of vehicles through Aptiv, which should see more robust growth if Biden’s proposed policies are enacted.

The biggest detractors from relative performance were stock selection in Materials and the Healthcare sector. Within Materials, Ecolab declined on continued investor concern over the lingering impact of Covid-19 on its hospitality business. Stock selection in Healthcare detracted from performance as some names held in the portfolio that had performed well year-to-date saw profit taking at year-end. Within Healthcare, Thermo Fisher declined slightly as investors took some profits after strong performance of the stock throughout the year. Verizon also declined slightly for the two-week period on minimal news.

Outlook

The portfolio focuses on long-term secular trends around demographics, technology, the environment and governance. Several of these trends have seen strong growth and higher levels of visibility through this pandemic. While demand for energy has fallen due to the economic slowdown, market share of renewable energy continues to increase, and climate change remains an important topic that many countries are addressing through policies related to renewable energy. The digitalization of the economy is accelerating as people continue to work from home and shop online. These trends are expected to continue growing after the pandemic. The portfolio will continue to focus its holdings on companies well positioned for a changing world.

19  |

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Microsoft Corp.	6.67%
2	Thermo Fisher Scientific, Inc.	5.54
3	Danaher Corp.	5.53
4	Adobe, Inc.	4.93
5	MasterCard, Inc., Class A	4.73
6	NextEra Energy, Inc.	4.53
7	Ecolab, Inc.	4.33
8	Eaton Corp. PLC	4.14
9	eBay, Inc.	3.84
10	American Water Works Co., Inc.	3.76

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Total Returns – December 31, 20203

	Life of Fund	Expense Ratios[4]
		Gross	Net

Class Y (Inception 12/15/20)
NAV	2.10%	34.34%	0.80%

Class A (Inception 12/15/20)
NAV	2.10	34.59	1.05
With 5.75% Maximum Sales Charge	-3.77

Class C (Inception 12/15/20)
NAV	2.10	35.34	1.80
With CDSC[1]	1.10

Class N (Inception 12/15/20)
NAV	2.10	15.87	0.75

Comparative Performance
S&P 500® Index[2]	1.72

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  20

NATIXIS OAKMARK FUND

Managers	Symbols

William C. Nygren, CFA®	Class A NEFOX

Kevin G. Grant, CFA®	Class C NECOX

M. Colin Hudson, CFA®	Class N NOANX

Michael J. Mangan, CFA®	Class Y NEOYX

Michael A. Nicolas, CFA®*

Harris Associates L.P.

*	Effective January 28, 2020, Michael A. Nicolas joined the portfolio management team of the Fund.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Despite ongoing economic impacts from Covid-19, key US indexes touched record high levels in the fourth quarter of 2020 and both the Dow Jones Industrial Average and S&P 500® closed out the year at record levels. Reports in November about the greater than 90% efficacy of two vaccine candidates and the subsequent emergency use authorizations and inoculation rollout led to increased investor confidence that a recovery was within sight. The certification of presidential election results and the creation of a new stimulus program likely further soothed investor anxiety.

Even though a forward-looking market proved advantageous to investors, near-term conditions for the real economy, especially Main Street businesses, remained challenging. However, we took note of some positive indicators, such as accelerated manufacturing activity that reached its highest level in 17 years in October, according to the Institute for Supply Management. In addition, the National Association of Realtors disclosed that existing home sales jumped 26.6% in October from the prior year helped by near-record low mortgage rates, while home prices increased due to tight inventory. Also, consumer sentiment climbed past economists’ expectations in November and early December. At the same time, retail sales fell in October and November. Nevertheless, the National Retail Federation projected holiday spending will increase between 3.6% and 5.2% compared with last year, owing to limited travel and entertainment spending along with low energy costs. While we await final holiday retail data, we are hopeful that the shift to online purchasing, which was predicted to surge up to 34% above 2019 levels, compensated for dramatically reduced in-person shopping due to Covid-19 circumstances.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Natixis Oakmark Fund returned 13.28% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 18.40%.

Explanation of Fund Performance

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the communication services sector gained the most value, and holdings in the energy sector lost the most value.

Wells Fargo and American Airlines Group were the largest detractors from fund performance for the calendar year. Legacy regulatory issues and a temporarily inflated cost base, including a $3.1 billion reserve build, negatively impacted Wells Fargo and compounded an already challenging operating environment. The company’s first-quarter earnings per share amounted to $0.01, down from $1.20 at the year-ago period. Wells Fargo guided for an 11% reduction in fiscal year 2020 net interest income and indicated that the US Federal Reserve’s (the “Fed”) decision to cap dividend payments would translate to a dividend cut for the company. In mid-July, the company released second-quarter results that were weaker than we had expected and also lagged market projections. Total revenue fell nearly 16% from a year earlier to $17.8 billion, partly driven by net interest income that declined $2.2 billion (18%), while expenses rose $1.1 billion. Total credit loss provisions increased more than $8 billion in the second quarter to $20.4 billion, and the allowance coverage for total loans reached 2.2% at quarter-end. This provision level is essentially in line with the annualized severely adverse scenario for net charge-offs. CFO John Shrewsberry stated that the current allowance adequately captures the expected loss content in the loan portfolio. We spoke with CEO Charles Scharf in September and discussed progress the bank has achieved in its recently announced $10 billion cost reduction program. While Scharf declined to provide specific details of the cost cuts, he did point to inflated layers of management, high staffing numbers, too many branches and duplicative cost structures across divisions given the highly decentralized nature of the business as potential areas for improvement. Wells Fargo’s third-quarter results included total revenue that was about 5% stronger than market expectations, while earnings per share fell short of projections by about 5%. The

21  |

company booked a charge of $961 million for legacy customer remediation expenses related to sales practices issues. In addition, Wells Fargo realized a $718 million restructuring charge (predominantly related to severance costs), which management expects will lead to savings of $1 billion per year. On an operational basis, customer deposits grew 8% from the previous year and loans shrank by 2%, both of which were heavily impacted by the asset cap imposed by the Fed. Later, the company announced plans to suspend compensation increases for top earners (employees who are paid more than $150,000 annually) as part of its effort to contain costs. Management has started gauging bidders’ interest in a variety of businesses with talks emerging in recent weeks to potentially sell a $607 billion asset manager, a corporate-trust unit and a $10 billion student-loan portfolio. We are pleased that management is taking action that we think can strengthen the company’s performance and benefit shareholders.

In the latter part of January 2020, American Airlines Group reported fourth-quarter results that aligned with market expectations. We were pleased that the company’s operational performance improved despite disruptions caused by the Boeing MAX aircraft grounding and ongoing contract negotiations with the Transport Workers Union and International Association of Mechanics and Aerospace Workers (fortunately, American Airlines and union members reached a tentative agreement on the last day of January). However, the share price of American Airlines plunged in February, along with share prices of other travel-related firms, from escalating concerns over the spread of Covid-19. Ultimately, we sold out of our position in favor of other investments we believed had healthier risk/reward profiles.

The leading contributors to fund performance for the year were Netflix and Facebook. Fourth-quarter earnings from Netflix included paid net additions of 8.8 million, which exceeded management’s guidance for 7.6 million net additions for the quarter. For the full year, net additions amounted to 27.8 million. Later, Netflix’s first-quarter earnings report included paid net subscriber additions of 15.8 million, which handily bested guidance for 7 million additions. The stay-at-home conditions prompted by Covid-19 led to the addition of 26 million new paying subscriptions year-to-date through June, compared with 28 million additions achieved in total for 2019. Revenues for the six-month period rose 26% from the year-ago period, and earnings per share more than doubled. In October, the company released third-quarter results with revenue of $6.44 billion that surpassed market forecasts of $6.39 billion, while earnings per share and total streaming paid net subscription additions fell short of expectations. Along with the release, management issued fourth-quarter guidance for revenue of $6.57 billion, earnings per share of $1.35 and total net additions of 6.00 million. These projections indicated to us that Netflix is on track to exceed our full-year 2020 estimates by a large margin, and if the company achieves these targets, it can likely surpass 200 million global subscribers by year-end, leading to revenue of roughly $25 billion, earnings of nearly $5 billion and $2 billion of free cash flow. In November, Netflix announced plans to increase prices for US subscribers, and investors reacted positively to the news. Notably, generating additional near-term revenue and cash flow enables Netflix to accelerate its competitive momentum by investing more in content and spreading the cost over a larger subscriber base. Although its share price advanced in recent months, we still believe our investment in Netflix offers investors sufficient upside potential.

Facebook’s first-quarter earnings report included year-over-year increases in revenue and earnings per share of 18% and 101%, respectively. Management stated that the current pandemic has produced increased engagement on the platform as averages of daily active users rose 11% and monthly active users increased 10%. However, the company indicated that demand for advertising had declined and pressured pricing for ads in the latter part of the first quarter. We found it noteworthy that for the first time CEO Mark Zuckerberg stated his intention to expand margins over the long term and that management is looking for ways to control expenses over time. The company continues to invest heavily in products and new engineering talent, which we think could pave the way for future growth. Facebook’s second-quarter results were good compared with our expectations, with year-over-year organic revenue growth of 12%. Furthermore, total revenue of $18.69 billion and earnings per share of $1.80 exceeded market forecasts by nearly 8% and 29%, respectively. Notably, daily and monthly active users each advanced 12% and new monthly average users grew by 287 million, which reflects an increase of 59% over the trailing 12-month additions in the previous year. Facebook now estimates that 3.1 billion people use one of its services every month and 2.5 billion engage every day. Later, the company reported third-quarter revenue growth of 22% from the prior year to $21.47 billion, which beat market forecasts of $19.80 billion by a healthy margin. Earnings per share rose 28% to $2.71 and were also stronger than market projections of $1.90. Interestingly, the company achieved these results while realizing a slight decline from the prior quarter in both daily and monthly active users in the US and Canada. The sequential decrease was an outcome management expected since Covid-19 had boosted user activity significantly in the second quarter, though daily and monthly active users each grew 12% from a year ago. Also in the fourth quarter, the US Federal Trade Commission (FTC) filed an antitrust lawsuit against Facebook regarding its acquisitions of Instagram and WhatsApp. In response, Facebook noted that the FTC approved both acquisitions. Later, multiple states sued Google for alleged collusion with Facebook in the online advertising marketplace. In the meantime, management announced its intentions for increased monetization of WhatsApp via advertising, e-commerce and payments. While we continue to monitor the situation, Facebook still trades at a meaningful discount to our perception of its intrinsic value and, thus, offers a compelling reason to own.

|  22

NATIXIS OAKMARK FUND

Outlook

A recent survey conducted by the National Association for Business Economics revealed that 73% of its 48-member panel of professional forecasters expect the economy will return to a pre-pandemic level by late 2021. This latest survey reflects greater optimism than the results from the prior survey, when just 38% of respondents said they thought a full recovery could occur before 2022. We, too, are optimistic about the future and contend that pent-up demand today for face-to-face experiences, such as travel, restaurant dining and event attendance, can lead to an outsized economic rebound after restrictions are lifted. We have worked diligently throughout 2020 to best position our portfolios to benefit from the eventual turnaround. Meanwhile, we continue to opportunistically seek out new investment candidates and rebalance portfolios when appropriate.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Alphabet, Inc., Class A	3.78%
2	Ally Financial, Inc.	3.69
3	Capital One Financial Corp.	3.31
4	Citigroup, Inc.	3.30
5	Facebook, Inc., Class A	3.20
6	Bank of America Corp.	3.15
7	Charles Schwab Corp. (The)	3.07
8	Comcast Corp., Class A	2.96
9	Booking Holdings, Inc.	2.65
10	Constellation Brands, Inc., Class A	2.53

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

23  |

Average Annual Total Returns – December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/18/98)
NAV	13.28%	12.52%	11.83%	—%	0.92%	0.92%

Class A (Inception 5/6/31)
NAV	13.01	12.24	11.56	—	1.17	1.17
With 5.75% Maximum Sales Charge	6.51	10.91	10.90	—

Class C (Inception 5/1/95)
NAV	12.15	11.40	10.73	—	1.92	1.92
With CDSC[1]	11.15	11.40	10.73	—

Class N (Inception 5/1/17)
NAV	13.41	—	—	10.77	1.25	0.83

Comparative Performance
S&P 500® Index[2]	18.40	15.22	13.88	15.30

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitations, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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NATIXIS OAKMARK INTERNATIONAL FUND

Managers	Symbols

David G. Herro, CFA®	Class A NOIAX

Michael L. Manelli, CFA®	Class C NOICX

Harris Associates L.P.	Class N NIONX

Class Y NOIYX

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

Similar to 2016, 2020 was a year of extremes, driven by exogenous factors ranging from the Covid-19 pandemic to Brexit negotiations with elections in between. Most recently, markets reacted favorably to events in the fourth quarter, particularly the approval and emergency use authorization of multiple vaccines aimed at preventing the spread of Covid-19.

Meanwhile, the UK and European Union negotiated arduously throughout the year, finally accomplishing an agreement in December that eliminated the possibility of a hard Brexit outcome. In the US, the four-year presidential election cycle produced a more balanced outcome than many had expected. The market proved relieved at both the elimination of uncertainty and the lower probability of big changes. Later in the fourth quarter, President Trump signed the country’s long-debated second economic relief bill into law, sending direct payments to some individuals and families as well as further extending unemployment benefits.

These events propelled equity prices higher across the globe for a strong finish to a year that had earlier experienced a bear market. Ultimately, the Nikkei 225 Index soared to a 30-year high in Japan, the German DAX Index surged to a record figure, and both the Dow Jones Industrial Average and S&P 500 Index® closed out the year at record levels.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Natixis Oakmark International Fund returned 4.32% at net asset value. The Fund underperformed its benchmark, the MSCI World ex USA Index (Net), which returned 7.59%.

Explanation of Fund Performance

Geographically, our average weightings for the year were 82% in Europe, 3% in Australia and 3% in Japan. The remaining positions were in Canada, South Korea, South Africa, China, India, Mexico, Indonesia, Taiwan and the United States.

On an absolute-return basis, shares in the information technology sector produced the most positive collective return, while shares in the energy sector lost the most value.

The largest detractors from return were Rolls-Royce Holdings and Lloyds Banking Group. Effects from Covid-19 drove the share price decline of Rolls-Royce Holdings for the reporting period. Ahead of issuing full-year results in February 2020, management stated that design fixes for the Trent 1000 engine and higher costs associated with the Trent 1000 TEN engine would impact 2019 free cash flow and earnings. In May, management stated expectations for a significant net cash outflow during the second quarter. Rolls-Royce issued a trading update in July, which proved disappointing to investors. The company indicated it would experience a GBP 3 billion cash outflow in the first half and projected a GBP 4 billion outflow for the entire year, which was worse than we had expected. Rolls-Royce also anticipates a 55% decline in wide-body flight hours this year, which was also a larger decrease than we had anticipated. We spoke with management early in September and learned it wanted to execute an equity raise as a buffer given the huge amount of uncertainty related to the timing of a recovery. Ultimately, Rolls-Royce opted not to sell a stake in the company to a sovereign wealth fund, but did announce a ten-for-three issuance at GBP 0.32 per share to raise approximately GBP 2 billion. This is part of a GBP 5 billion recapitalization package meant to strengthen its balance sheet and ensure adequate liquidity even if flight hours show only modest improvement versus current trends in 2021. In December, the company downgraded its full-year free cash flow guidance from GBP -4 billion to GBP -4.2 billion. We spoke with CEO Warren East in December and discussed credits provided to airlines to compensate for missed flights to be used against future maintenance spend, which we believe will have a negative impact on free cash flow in 2021. The company announced its first disposal of its civil nuclear instruments business earlier in December, and East noted further disposals would include ITP Aero and Bergen. Although we continue to believe that Covid-19 will cause a material and long-lasting disruption to the company’s civil business, we also think its power systems and defense business face less disruption. While we still hold a position in Rolls-Royce, we are monitoring the situation closely.

Lloyds Banking Group’s fourth-quarter results issued early in 2020 fell short of market projections as revenue, underlying profit and pretax income all underperformed forecasts. For the full fiscal year, total revenue fell 4%, underlying profit fell 7% and pre-provision

25  |

profit declined 3% from a year earlier. Results were also weaker than our estimates, which we attributed to a very difficult 2019 operating environment that was dominated by uncertainty surrounding Brexit and the formation of a UK government. Later, Lloyds’ first-quarter results included net income and underlying profit that declined 11% and 74%, respectively, from the prior year. Although quarterly underlying profit missed our estimates by roughly 7%, after adjusting for a number of one-time items, underlying profit was in line with our full-year expectations. We subsequently spoke with CEO António Horta-Osório who sees scope for material cost savings by redirecting resources and eliminating other expenses, such as travel. Lloyds’ results for the first half of 2020 were also disappointing. Key metrics fell far short of our estimates primarily because of Covid-19. Total revenue from core operations declined 16% from a year ago and operating profit realized a loss of GBP 281 million, driven by a significant impairment provision charge. Management stated that the larger than anticipated provision amount was due to a significantly depressed economic outlook. However, Lloyds’ loan book continues to perform well and actual defaults to date remain stable. In December, a trade agreement between the UK and European Union secured a new economic and security partnership, which reassured investors. Lloyds also released third-quarter earnings that we found to be reasonable considering present macroeconomic conditions. For the full fiscal nine-month period, total revenue fell 17% and underlying operating profit declined 85% from a year earlier. Results were significantly impacted by impairment charges that rose dramatically (+334%) for the full period. However, the vast majority of the impairment charge increase occurred in the first two quarters and eased in the third quarter, which helped drive strong sequential growth of underlying operating profit that totaled GBP 1.2 billion. Other important metrics showed evidence of improvement as well, including retail deposits that rose 7%, which resulted in a loan-to-deposit ratio of 98%, reflecting a healthy liquidity position. Importantly, Lloyds’ balance sheet remains strong as its common equity Tier 1 ratio reached 15.2% in the third quarter (up from 14.6% in the second quarter), which exceeded both management’s target of 12.5% and regulatory requirements of roughly 11%. Management cited additional encouraging signs of a business recovery, including increased mortgage activity, that we think positions the company advantageously as the general economy normalizes. As we have expressed previously, we contend that Lloyds possesses a wide range of strengths to draw upon to reinforce its business during current near-term challenges. Even including its strong fourth-quarter stock price performance, we still believe the company’s shares remain undervalued compared with our estimate of intrinsic value.

The top contributors to the yearly return were Daimler and NAVER. Daimler suspended the majority of its production in Europe in the first quarter due to Covid-19 weighing on its share price. The company’s fiscal full-year results aligned with management’s pre-announcement. Revenue rose across industrial business segments and produced total revenue growth of 1.2% from a year ago, while the operating margin largely met our expectations. However, earnings, net profit and earnings per share all fell in excess of 60% year-over-year, owing to litigation costs and electric vehicle production initiatives. Importantly, Daimler produced EUR 1.4 billion of free cash flow from industrial operations in 2019, which far exceeded our cash flow forecasts. Daimler’s first-quarter earnings report bested market expectations as exhibited by revenues (EUR 37.22 billion vs. EUR 34.18 billion) and adjusted earnings (EUR 719 million vs. EUR 648 million). Management confirmed its previous outlook for a decline in total revenue and earnings for 2020 compared to the year-ago period. The company also noted it planned to gradually accelerate production. To that point, Daimler resumed manufacturing passenger cars in two German plants at the end of April. We spoke with CEO Ola Källenius and CFO Harald Wilhelm and discussed some short-term measures enacted to boost profitability, which include utilizing a short-time work program in coordination with the German government to reduce payroll expenses. Importantly, management committed to not postponing any projects that are important for the future of Daimler, including production of the new Mercedes-Benz S-Class vehicle (which accounts for 3%–4% of volumes and 15% or more of profits) and electrification (Daimler’s battery plant in Germany is the only plant globally that has never shut down). Though year-to-date Mercedes-Benz cars and vans volumes were down 22% and 29% in the second quarter, respectively, we appreciate that revenue in the segment was only down 14.8%. We think this reflects significant product mix benefits within both markets as well as resilient pricing dynamics. China also contributed with 17% year-over-year growth, despite the overall Chinese auto market being down 4%. Free cash flow was also significantly stronger than had been expected, and we believe this is a result of management’s stringent focus on improving cash flow generation. Later, Daimler announced that it reached an agreement in principle with various US authorities to settle civil and environmental claims regarding emissions control systems on about 250,000 diesel passenger cars and vans in the US. The company also reached an agreement with the plaintiffs’ counsel to settle the ongoing class action lawsuit. Importantly, the costs associated with the settlements are covered by existing provisions, which removes a material area of uncertainty for Daimler. The company’s third-quarter revenue largely met market expectations, and earnings per share of EUR 1.92 were well ahead of market forecasts of EUR 1.66. Early in December, CEO Ola Källenius commented that the company is seeing a “remarkable” Mercedes-Benz sales recovery in China, its largest and most profitable market, as the segment reached the sixth consecutive month of double-digit sales growth in November.

NAVER’s full-year results met our estimates. Year-over-year total revenue advanced 18%, which led to operating profit of KRW 1.2 trillion. Revenue in the core business platform segment grew 13% in the fourth quarter after the company realized 17% growth in the previous two quarters. In addition, NAVER indicated plans to prioritize shareholder returns and compensate for heightened spending that occurred in the past two years. To that end, management committed to distribute 30% of the company’s average two-year free cash flow to shareholders by way of dividend payments and share repurchases. Later, NAVER’s first-quarter results reflected year-over-year advances in revenues and operating profit of 15% and 7%, respectively. Elevated shopping-search advertisement activity

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NATIXIS OAKMARK INTERNATIONAL FUND

drove revenue to increase 12% in the business platform unit, which we view as a key operating segment. At the same time, display and general search advertisement revenues were weak, which was not surprising considering pressure from Covid-19. We spoke with management in May and learned that April advertising sales weakened versus the first quarter. However, NAVER planned to launch a new advertising service called Smart Channel, which places cost-per-click banner advertisements at the top of various key tabs on the NAVER app. Later, the company received regulatory approval to merge its Japanese subsidiary, Line Corp, with Yahoo Japan (Z Holdings). This combination will create one of the largest internet companies in Japan, and we are optimistic about its long-term prospects. NAVER also spun out its financial technology business, NAVER Financial, and received a sizable investment from an outside party. We expect this business to generate strong revenue growth in the coming years and to be among the leaders in South Korea’s fintech industry. In our view, the company maintains a dominant market position owing to its high-quality search results that stem from its expertise in processing South Korean syntax. Compared with competitor Google, NAVER’s search capabilities tend to produce results that have more relevance for its users, which we believe can lead to ongoing benefits to the company and shareholders.

Outlook

This year amounted to a volatile 12 months for investors. Though traumatic and difficult to tolerate, we recognize that market instability can unearth investment opportunities for those who are patient and willing to weather the storm. In times when others chase performance or lose conviction based on news headlines and irrational reactions, we remain alert to subsequent opportunities caused by short-term investors to build positions in quality companies that are trading at large discounts to our perception of their intrinsic value. This discipline is deeply embedded in our philosophy and process.

The Nikkei Stock Average (Nikkei 225) is a price-weighted average of 225 Japanese companies listed in the First Section of the Tokyo Stock Exchange. Constituents are selected based on liquidity and industry representation. This index is unmanaged and investors cannot invest directly in this index.

The Deutsche Boerse AG German Stock index is an equity index that measures the share performance of the 30 largest German companies in terms of exchange turnover and market capitalization, and is thus an established indicator for the performance of the German economy as a whole. This index is unmanaged and investors cannot invest directly in this index.

The Dow Jones Industrial Average is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities. This index is unmanaged and investors cannot invest directly in this index.

The S&P 500 Total Return Index is a float-adjusted, capitalization-weighted index of 500 U.S. large-capitalization stocks representing all major industries. It is a widely recognized index of broad, U.S. equity market performance. Returns reflect the reinvestment of dividends. This index is unmanaged and investors cannot invest directly in this index.

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

December 31, 2010 through December 31, 2020

27  |

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Glencore PLC	4.86%
2	Lloyds Banking Group PLC	4.36
3	Intesa Sanpaolo SpA	4.11
4	Credit Suisse Group AG, (Registered)	4.07
5	Daimler AG, (Registered)	3.72
6	BNP Paribas S.A.	3.72
7	Bayer AG, (Registered)	3.66
8	CNH Industrial NV	3.58
9	Bayerische Motoren Werke AG	3.24
10	Allianz SE, (Registered)	3.07

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20204

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 5/1/17)
NAV[1]	4.32%	6.79%	5.70%	—%	0.99%	0.95%

Class A (Inception 12/15/10)
NAV	4.06	6.59	5.60	—	1.24	1.20
With 5.75% Maximum Sales Charge	-1.91	5.33	4.98	—

Class C (Inception 12/15/10)
NAV	3.28	5.78	4.82	—	1.99	1.95
With CDSC[2]	2.28	5.78	4.82	—

Class N (Inception 5/1/17)
NAV	4.44	—	—	3.12	1.03	0.89

Comparative Performance
MSCI World ex USA Index (Net)[3]	7.59	7.64	5.19	7.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (5/1/2017), performance is that of Class A shares and reflects the higher net expenses of that share class.

2	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	MSCI World ex USA Index (Net) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Funds prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Funds expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Funds expense limitations.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Managers	Symbols

Large Cap Value Segment	Class A	NEFSX

Harris Associates L.P.	Class C	NECCX

All Cap Growth Segment	Class N	NESNX

Loomis, Sayles & Company, L.P.	Class Y	NESYX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

Despite beginning the year on a high note, Covid-19 flattened the global economy like a pancake as it spread out from China in January. Pre-Covid, stocks were hitting record highs and the unemployment rate was 3.5%. In April, after a nationwide shutdown order, the unemployment rate shot up to 14.7 percent, stocks crashed and the economic outlook seemed dire.

Initially, the Trump administration, Congress and the Federal Reserve Board (the Fed) responded rapidly to the economic crisis. The Fed lowered benchmark rates to near zero, the lowest rate since the 2007-08 financial crisis, and Congress passed a $3 trillion economic relief bill that was immediately signed by President Trump. Despite this quick action, 20.8 million Americans either lost their jobs or were laid off in April. Hospitalizations climbed in the Northeast. Gross Domestic Product (GDP), a proxy for US economic activity, declined by a record 31.4 percent in the second quarter of the year.

In the spring, many states began to reopen their economies as the Covid-19 curve flattened. However, by the end of May, more than 100,000 Americans died from the coronavirus. The Federal government began to enter into contracts with pharmaceutical companies to develop Covid-19 vaccines, an effort known as Operation Warp Speed. Over the summer, fall and winter, Covid spread throughout the country, affecting large cities and rural areas alike.

Despite the mounting numbers of cases and deaths, the US economy demonstrated some resilience, with unemployment rates falling through the summer and into the fall, edging down to 6.7 percent by November. While the overall economy followed suit, Moody’s Analytics estimated that the economy had only recovered about 75 percent of the strength it had demonstrated pre-pandemic by the end of the year. In December, the US Food and Drug Administration approved two vaccines for distribution. Just before the end of the year, Congress and the Trump Administration agreed to a $900 billion stimulus to continue the economic recovery.

After the initial plunge in February and March, stocks rallied strongly, with the S&P 500 ending the year with a 16.26 percent gain in price (excluding reinvested dividends); the Dow Jones Industrial Average rose by 7.25 percent and the Nasdaq Composite Index by 43.64 percent. The yield on the benchmark U.S. 10-Year Treasury bond ended the year at .93 percent.

As 2020 drew to a close, the country waited to welcome a new administration and Congress in 2021 and looked forward to the wide-spread deployment of two Covid-19 vaccines, which many hoped would lead to a return to normalcy after a year in which anything was normal.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Natixis U.S. Equity Opportunities Fund returned 22.36% at net asset value. The Fund outperformed its primary benchmark, the S&P 500® Index, which returned 18.40%. The Fund also outperformed its secondary benchmark, the Russell 1000® Index, which returned 20.96%.

Explanation of Fund Performance

Each of the portfolio’s segments uses a distinct investment style, providing shareholders with exposure to a variety of different stocks:

•

The Harris Associates L.P. Large Cap Value segment invests primarily in the common stocks of larger-capitalization companies that Harris Associates believes are trading at a substantial discount to the company’s “true business value.”

•

The Loomis, Sayles & Company, L.P. All Cap Growth segment invests primarily in equity securities and may invest in companies of any size. The segment employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value.

Harris Associates Large Cap Value Segment

As value investors with an emphasis on individual stock selection, our sector weights are a byproduct of our bottom-up process. On an absolute-return basis, the healthcare sector gained the most value, while holdings in the energy sector lost the most value.

29  |

additions amounted to 27.8 million. Later, Netflix’s first-quarter earnings report included paid net subscriber additions of 15.8 million, which handily bested guidance for 7 million additions. The stay-at-home conditions prompted by Covid-19 led to the addition of 26 million new paying subscriptions year-to-date through June, compared with 28 million additions achieved in total for 2019. Revenues for the six-month period rose 26% from the year-ago period, and earnings per share more than doubled. In October, the company released third-quarter results with revenue of $6.44 billion that surpassed market forecasts of $6.39 billion, while earnings per share and total streaming paid net subscription additions fell short of expectations. Along with the release, management issued fourth-quarter guidance for revenue of $6.57 billion, earnings per share of $1.35 and total net additions of 6.00 million. These projections indicated to us that Netflix is on track to exceed our full-year 2020 estimates by a large margin, and if the company achieves these targets, it can likely surpass 200 million global subscribers by year-end, leading to revenue of roughly $25 billion, earnings of nearly $5 billion and $2 billion of free cash flow. In November, Netflix announced plans to increase prices for US subscribers, and investors reacted positively to the news. Notably, generating additional near-term revenue and cash flow enables Netflix to accelerate its competitive momentum by investing more in content and spreading the cost over a larger subscriber base. Although its share price advanced in recent months, we still believe our investment in Netflix offers investors sufficient upside potential.

Fiat Chrysler was the largest detractor to fund performance for the calendar year. Like a majority of other companies, Covid-19 negatively impacted Fiat Chrysler in the first quarter, causing its share price to decline by about half. We opted to eliminate our exposure to the company when it became engaged in a proposed merger at what we found to be a disappointing price.

Loomis, Sayles and Company All Cap Growth Segment

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. For the period, the All Cap Growth segment posted a positive absolute return. Our holdings in the information technology, consumer discretionary, communication services, healthcare, industrials, financials, and consumer staples sectors contributed positively to results.

Amazon, Nvidia, and Autodesk were the largest contributors to performance during the period. Online retailer Amazon offers millions of products — sold by Amazon or by third parties — with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. During the period, we estimate Amazon’s gross merchandise volume grew faster than either global retail sales or US e-commerce, indicating the company expanded its market share. AWS also posted strong revenue growth that was well above our estimate of growth in global enterprise-IT spending. Revenue growth during the period exceeded consensus expectations and accelerated following the outbreak of Covid-19. In order to manage the increase in demand while protecting the safety of employees and customers, Amazon incurred over $7.5 billion of Covid-19-related costs, while also investing rapidly in new fulfillment capacity. Reiterating Amazon’s long-standing practice of investing aggressively to better position the company for the long term, CEO Jeff Bezos recently stated that he believes the measures taken to get essential products to customers while continuing to ensure the safety and well-being of its hundreds of thousands of employees represents the best long-term investment the company could make. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — in each case addressing large, underpenetrated markets that benefit from secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Nvidia is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. A segment holding since January 2019, Nvidia reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business. In gaming, Nvidia is benefiting from the rollout of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue also rebounded after a period of softness with quarterly data center revenue exceeding $1 billion for the first time in each of the past three quarters. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture, with performance that surpasses its already leading T4 inferencing and V100 training products. Over our investment horizon, we believe Nvidia can sustain high-teens revenue growth, driven by secular growth in spending on GPUs. As Nvidia’s business mix shifts increasingly towards its more profitable data center segment, we believe operating profits and free cash flow will grow faster than revenues. We believe Nvidia’s strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

A global leader in 3D design software and services, the Autodesk name is synonymous with computer-aided design — a degree of brand recognition that takes years, if not decades, to develop. The company offers a broad suite of products that are viewed as mission critical among its clients and create high switching costs for its global installed user base. In early 2016, the company began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship. During the transition, margins, earnings, and cash flow have been predictably under pressure and operating margins were negative in the company’s 2017 and 2018 fiscal years, which we believe represented the trough for cash flow and operating margins. We believe the subscription model will result in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability, and free cash flow. During the year, Autodesk reported strong results that exceeded consensus expectations for revenues, billings, earnings, and free cash flow. Importantly, Autodesk demonstrated continued progress in its model transition, which is now largely complete, including recurring revenue that grew to 95% of the revenue mix from approximately 50% prior to the transition. As the business model transition matures over time, we believe Autodesk will be able to improve operating leverage and increase adjusted operating margins to approximately 40%, from approximately 12% in its 2019 fiscal year and 30% in the most recent quarter, resulting in high and sustainable free cash flow that we believe is not currently reflected in the share price. As a result, Autodesk’s shares are selling at a significant discount to our estimate of intrinsic value, creating a compelling reward-to-risk opportunity.

Under Armour, Schlumberger, and Coca-Cola were the three lowest contributors during the period. Under Armour is a leading provider of performance-centric, branded sportswear and footwear. In twenty years, Under Armour has become a credible number three global sportswear brand behind Nike and Adidas. We believe the company’s strong and sustainable competitive advantages include its brand, distribution, and the benefits of scale needed to compete globally. A segment holding since the fourth quarter of 2017, Under Armour reported weak financial results that reflected the temporary closure of as much as 80% of its points of sale through mid-May due to Covid-19. While we expect this near-term weakness to continue, we do not believe the company or the industry will be structurally impacted in the long term. In China, the company’s largest market outside the US and the country which first experienced the impact of Covid-19, stores were closed earlier than in the US and Europe, and results have begun to improve with their re-opening in late March. Further, Under Armour’s more-recent results have begun to reflect the benefits of the company’s multi-year restructuring. While the company’s challenges pre-date Covid-19, Under Armour has spent the past three years refocusing on its premium segment and resizing its expense base to improve profitability. We believe Under Armour is well positioned to benefit from secular growth in global per capita consumption of sportswear. As a result of its actions, we believe the company will be able to reignite growth when the current downturn ends and can realize market share gains in footwear and in international markets. We believe the current share price embeds growth and profitability assumptions that are substantially below our long-term estimates. As a result, we believe the company is trading at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil and gas exploration and production (E&P) industry. A long-term segment holding, Schlumberger reported financial results that deteriorated substantially due to the oil price environment. Following record oil price declines in the first quarter due to Covid-19-related demand weakness in China and a price war between OPEC and Russia, demand and prices fell further in the second quarter as a result of the global lockdown, and continued travel restrictions and a resurgence of Covid-19 cases continues to delay a recovery in demand. As a result, global service activity in 2020 is now expected to decline by 25% to 30% year over year. Given the ongoing uncertainty, Schlumberger has taken prudent steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, and cutting headcount, while lowering structural costs and capital intensity that should contribute to improved returns. While we expect near-term results to remain under pressure, the company continues to generate positive free cash flow, and we believe Schlumberger’s products remain a necessary part of the solution for efficiently extracting energy resources, even in times of substantial commodity price compression. Secular growth in the long-term global demand for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. Because oilfield services companies are key to making difficult-to-reach resources more accessible, we believe services like those Schlumberger provides are essential to profitably meeting long-term demand. We believe that Schlumberger will continue to execute well and that the company is positioned to weather the current environment and capitalize on growth in oilfield services as market supply and demand normalizes. The company’s growing leadership in digital solutions should also create further differentiation versus peers. We believe shares of Schlumberger are selling at a significant discount to our estimate of intrinsic value, and offer a compelling reward-to-risk opportunity.

The Coca-Cola Company is the world’s leading owner and marketer of non-alcoholic beverage brands and employs an unrivaled global beverage distribution network. A long-term segment holding, we believe Coca-Cola’s strong and sustainable competitive advantages include its iconic global brands, difficult-to-replicate beverage distribution network, and unmatched scale. With emerging markets accounting for over 60% of the company’s sales by volume, we believed Coca-Cola was well positioned to benefit from long-term secular growth in emerging market spending on non-alcoholic ready-to-drink beverages, driven by both urbanization and growth

31  |

in disposable income. We believed the sustainability of the company’s cash flow growth drivers and the positive impact of the refranchising of its bottling operations had been underappreciated by the market. In late January, the company reported strong financial results which surpassed management’s already-increased guidance, and the company recorded its 10th consecutive quarter of mid-single-digit organic revenue growth. We believed these results demonstrated the company’s renewed focus on innovation and brand building following the nearly completed refranchising of its bottling operations. The refranchising culminated a decade-long effort to restructure the company’s largest bottling partners to meet best-in-class operational standards and position them for sustainable long-term growth. That effort was largely completed in 2017 and is being reflected in the company’s improved execution and returns. While management expected its strong growth to continue, the current level of growth exceeded our long-term forecasts. We exited our position in March to reallocate capital to more attractive reward-to-risk opportunities. Due to the timing of the sale in the March downturn, the company is among the biggest detractors for the period.

Outlook

The Natixis U.S. Equity Opportunities Fund is comprised of two separate segments combining the value expertise of Harris Associates with the growth expertise of Loomis Sayles. The two segments have common investment philosophies and a rigorous long-term, bottom-up research process focused on high quality businesses trading at a significant discount to intrinsic value. Given encouraging news around Covid-19 vaccines and treatments, we think economic activity in 2021 will look more like 2019, than 2020, and we expect to start seeing signs of that in the second half of 2021. Our thesis for each investment, almost by definition, differs from consensus. Our responsibility is, and always has been, to monitor any new information to constantly challenge those theses. If we are correct that normal will return faster than others expect it will, we believe our stocks are well-positioned. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

December 31, 2010 through December 31, 2020

See notes to chart on page 33.

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NATIXIS U.S. EQUITY OPPORTUNITIES FUND

Top Ten Holdings as of December 31, 2020

	Security Name	% of Assets
1	Facebook, Inc., Class A	4.68%
2	Amazon.com, Inc.	3.78
3	Alphabet, Inc., Class A	3.53
4	Autodesk, Inc.	2.84
5	NVIDIA Corp.	2.53
6	Alibaba Group Holding Ltd., Sponsored ADR	2.46
7	Monster Beverage Corp.	2.35
8	Boeing Co. (The)	2.23
9	Visa, Inc., Class A	2.21
10	Capital One Financial Corp.	2.20

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns – December 31, 20204

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 11/15/94)
NAV	22.36%	16.43%	14.95%	—%	0.92%	0.92%

Class A (Inception 7/7/94)
NAV	22.09	16.14	14.66	—	1.17	1.17
With 5.75% Maximum Sales Charge	15.06	14.78	13.98	—

Class C (Inception 7/7/94)
NAV	21.15	15.27	13.80	—	1.92	1.92
With CDSC[1]	20.18	15.27	13.80	—

Class N (Inception 5/1/17)
NAV	22.48	—	—	16.75	1.42	0.83

Comparative Performance
S&P 500® Index[2]	18.40	15.22	13.88	15.30
Russell 1000® Index[3]	20.96	15.60	14.01	15.78

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the US equities market.

3

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

33  |

VAUGHAN NELSON MID CAP FUND

Managers	Symbols

Dennis G. Alff, CFA®	Class A VNVAX

Chad D. Fargason	Class C VNVCX

Chris D. Wallis, CFA®	Class N VNVNX

Class Y VNVYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During 2020, the equity market continued to recover from the steep selloff due to the economic lockdown in response to the global pandemic. The equity market rally is consistent with the unprecedented monetary and fiscal policy support that went into the economy and with the bottoming of economic activity in late March to early April. The United States has finally reached the point where the federal government has become the marginal lender and spender of last resort. While policy support is very much warranted, investors will be dealing with the intended and unintended consequences of these actions for many years. The industrial recovery remains strong, boosted by the need to rebuild inventories and robust demand for housing that has left the supply of homes at record low levels. Without additional shocks to the economy, we expect the inventory rebuilding process to last several months and hopefully jumpstart a broader self-reinforcing recovery. The recovery in the service sector continues, but at a slower pace than the industrial sector.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Vaughan Nelson Mid Cap Fund returned 10.76% at net asset value. The Fund outperformed its benchmark, the Russell Midcap® Value Index, which returned 4.96%.

Explanation of Fund Performance

The Fund outperformed the benchmark for the year due primarily to stock selection and weightings in Real Estate, Information Technology, Utilities, Consumer Staples, Energy, Healthcare, and Consumer Discretionary.

REITs were the top performing relative sector in 2020. Both an underweight to the struggling space and performance from CyrusOne, Inc. resulted in excess return. CyrusOne owns and operates data centers and benefited from continued demand for cloud storage.

A significant overweight to Information Technology resulted in a strong performance in the space. The top performer was Entegris, a provider of consumables for the semi-conductor industry. Entegris sales accelerated during the year as demand in end markets levered to 5G and data center/cloud strengthened.

After two years as the top performing sector, Utilities struggled in 2020, but the Fund’s security selection helped outperform the sector. The largest contributor was Eversource Energy, a public utility providing service in Connecticut, New Hampshire and Massachusetts. The Fund sold its Eversource position well, cutting it in half in April at its relative highs vs. Utilities, and then completely unwinding the position in July.

Strong stock selection in Consumer Staples, namely Performance Food Group Company, also contributed to the Fund’s return for the year. Performance Food Group is a foodservice distributor, selling mainly to restaurants. The Fund purchased the stock in early June during Covid-19 lockdowns, believing Performance Food Group Company’s strong balance sheet and high-touch sales force would enable the company to take share during the crisis. The stock strongly rebounded as sales recovered and positive vaccine news arrived.

While Energy struggled throughout 2020, limited exposure and better company performance led to positive relative results. Baker Hughes Company was the top performer for the Fund. Baker Hughes is a leading oil field services provider and outperformed peers due to a relatively stronger balance sheet. We exited our position in September to refocus our energy sector exposure.

Healthcare performed well in 2020, and security selection aided the Fund’s performance. Hologic was the top pick in the space. Hologic is a developer and manufacturer of diagnostics products, medical imaging and surgical products. The company was quick to develop testing for Covid-19 and benefited greatly from the ramp-up of Covid-19 testing.

Lastly, company specifics aided relative performance in Consumer Discretionary. Terminix Global Holdings was the top driver of returns. Previously ServiceMaster, the company divested its namesake business to Roark Capital in October 2020 for $1.5 billion,

|  34

VAUGHAN NELSON MID CAP FUND

renaming the remaining company Terminix (TMX). With a new management team and a strengthened balance sheet from divestiture proceeds, TMX is a focused pure play in the pest control space.

The largest sector detractor from performance in 2020 was Communication Services, led by Nexstar Media Group, Inc. Nexstar owns and operates 195 TV stations across the US and traded down as advertisers pulled spending due to Covid-19 lockdowns.

Within Industrials, Brink’s Company was the biggest impairment to returns. Brink’s provides secure transport of cash and other valuables for businesses and institutions around the world. The stock traded down as Covid-19 led to an acceleration into electronic payments and a slowdown in business activity in general. The Fund exited the position in July.

Financials lagged throughout the year, and New Residential Investment Corp. (NRZ) was the largest drag on the portfolio. New Residential is a REIT focused on investing in and actively managing investments related to residential real estate. Due to Covid-19 pressures, the company unwound a large chunk of its residential securities and slashed its dividend by 90%. The Fund held onto its position, as originations have remained strong and the Fund believes management will be able to rebuild book value. Additionally, on 11/23/20, NRZ announced it has filed a registration statement for the IPO of its subsidiary.

Finally, despite strong absolute performance, Material holdings underperformed the sector. Within the sector, Axalta Coating Systems trailed. Axalta manufactures and distributes coatings for automotive, transportation and industrial end markets. While the stock strongly recovered, it lagged peers with more exposure to commodities, e.g., metals.

Outlook

After decades of reliance on monetary stimulus, the economy and capital markets suffer from excess leverage, malinvestment and structural imbalances that hamper the effectiveness of monetary tools. With the election behind us, we expect fiscal policy in close coordination with the US Federal Reserve to take center stage in driving economic growth.

The last bout of loose fiscal policy was combined with tight monetary policy, which sustained US dollar strength. The next round of loose fiscal policy will likely be combined with loose monetary policy, which will pressure the US dollar. Should such economic policy be pursued, and successfully increase nominal GDP growth, it will represent a fundamental shift in the underlying economic conditions that have not been witnessed in years. Such a shift in the economic environment will likely lead to increased market volatility and broad changes in market leadership.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

35  |

Top Ten Holdings as of December 31, 2020

	Security Name	% of Assets
1	iShares® Russell 2000 Value Index ETF	4.87%
2	CACI International, Inc., Class A	3.36
3	Cabot Microelectronics Corp.	2.93
4	Nexstar Media Group, Inc., Class A	2.51
5	Element Solutions, Inc.	2.49
6	MGIC Investment Corp.	2.43
7	Brady Corp., Class A	2.32
8	TEGNA, Inc.	2.32
9	Entegris, Inc.	2.32
10	Landstar System, Inc.	2.18

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

Average Annual Total Returns — December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 10/31/08)
NAV	10.76%	7.89%	9.67%	—%	1.04%	0.99%

Class A (Inception 10/31/08)
NAV	10.46	7.60	9.40	—	1.30	1.24
With 5.75% Maximum Sales Charge	4.10	6.34	8.75	—

Class C (Inception 10/31/08)
NAV	9.60	6.80	8.58	—	2.04	1.98
With CDSC[1]	8.64	6.80	8.58	—

Class N (Inception 5/1/13)
NAV	10.83	7.98	—	9.23	0.95	0.93

Comparative Performance
Russell Midcap® Value Index[2]	4.96	9.73	10.49	9.67

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/21. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  36

VAUGHAN NELSON SMALL CAP VALUE FUND

Managers	Symbols

Chris D. Wallis, CFA®	Class A NEFJX

Stephen Davis, CFA®	Class C NEJCX

Class N VSCNX

Class Y NEJYX

Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks capital appreciation.

Market Conditions

During 2020, the equity market continued to recover from the steep selloff due to the economic lockdown in response to the global pandemic. The equity market rally is consistent with the unprecedented monetary and fiscal policy support that went into the economy and with the bottoming of economic activity in late March to early April. The United States has finally reached the point where the federal government has become the marginal lender and spender of last resort. While policy support is very much warranted, investors will be dealing with the intended and unintended consequences of these actions for many years. The industrial recovery remains strong, boosted by the need to rebuild inventories and robust demand for housing that has left the supply of homes at record low levels. Without additional shocks to the economy, we expect the inventory rebuilding process to last several months and hopefully jumpstart a broader self-reinforcing recovery. The recovery in the service sector continues, but at a slower pace than the industrial sector.

Performance Results

For the 12 months ended December 31, 2020, Class Y shares of Vaughan Nelson Small Cap Value Fund returned 9.23% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned 4.63%.

Explanation of Fund Performance

The Fund outperformed the benchmark, coupling strong stock selection with positive sector allocation.

The Information Technology sector contributed the most to the Fund’s performance for the year. The Fund was overweight in the sector, which was up over 20% in 2020. The top performing IT name was Entegris, Inc. Entegris performed well due to continued strength in semiconductor end markets throughout the Covid pandemic. The Fund was underweight the challenged REIT sector, but also had solid relative performance from the companies held, specifically Physicians Trust Realty.

Underweighting Utilities throughout the course of 2020 proved positive to the relative attribution given the challenges in the space. Southwest Gas provided a boost. In 2020, Financials had a difficult year. The Fund was underweight throughout 2020 and held a handful of companies that performed well, namely, Virtu Financial, Inc. Rounding out the substantial contributors was Industrials, with Builders FirstSource, Inc. as the top contributor. Builders FirstSource performed well due to strong residential housing demand and the announced merger with BMC Stock Holdings which will be highly accretive to growth, margins and returns.

For the third year in a row, Energy was the worst performing sector in the Russell 2000® Value Index, down nearly 35%. The Fund had an underweight to Energy and overcame some stock-specific challenges. The result was a slight positive relative year with Callon Petroleum Company and ChampionX Corporation as the top names. Callon Petroleum was a top energy name due to the Fund selling its position at the end of January 2020, before the price of oil came under pressure from the collapse in demand caused by the Covid-19 pandemic. ChampionX performed well because of well-timed purchase as vaccine news and economic reopening helped drive the price of oil higher, which improved the outlook for the ChampionX end market and its customer base.

Healthcare was the largest relative detractor in 2020, specifically Lantheus Holdings, Inc. The stock performed poorly due to delays in elective surgeries, which is the company’s primary end market, due to the Covid-19 pandemic and the long timeline to recover to pre-Covid levels.

Materion Corporation lagged the strong returning Materials sector. Materion end markets are not as cyclical as other material names. Further, the company has less margin leverage to rising commodity prices than other small-cap material names. An overweight to a challenged Communication Services sector also detracted, with Tegna, Inc. the biggest headwind to performance. Excellent security selection was not enough to overcome a substantial underweight in Consumer Discretionary. Lastly, limited exposure to the outperforming Consumer Staples sector was a drag on performance.

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Outlook

After decades of reliance on monetary stimulus, the economy and capital markets suffer from excess leverage, malinvestment and structural imbalances that hamper the effectiveness of monetary tools. With the election behind us, we expect fiscal policy in close coordination with the US Federal Reserve to take center stage in driving economic growth.

The last bout of loose fiscal policy was combined with tight monetary policy, which sustained US dollar strength. The next round of loose fiscal policy will likely be combined with loose monetary policy, which will pressure the US dollar. Should such economic policy be pursued, and successfully increase nominal GDP growth, it will represent a fundamental shift in the underlying economic conditions that have not been witnessed in years. Such a shift in the economic environment will likely lead to increased market volatility and broad changes in market leadership.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

December 31, 2010 through December 31, 2020

See notes to chart on page 39.

Top Ten Holdings as of December 31, 2020

Security Name		% of Assets
1	Nexstar Media Group, Inc., Class A	3.46%
2	TCF Financial Corp.	2.95
3	Fiserv, Inc.	2.63
4	CACI International, Inc., Class A	2.57
5	Fidelity National Information Services, Inc.	2.43
6	Global Payments, Inc.	2.26
7	Evergy, Inc.	2.25
8	Vistra Energy Corp.	2.23
9	IQVIA Holdings, Inc.	2.10
10	Allstate Corp. (The)	2.09

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

|  38

VAUGHAN NELSON SMALL CAP VALUE FUND

Average Annual Total Returns – December 31, 20203

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y (Inception 8/31/06)
NAV	9.23%	8.40%	9.71%	—%	1.27%	1.09%

Class A (Inception 12/31/96)
NAV	8.91	8.12	9.44	—	1.51	1.34
With 5.75% Maximum Sales Charge	2.66	6.85	8.79	—

Class C (Inception 12/31/96)
NAV	8.08	7.29	8.61	—	2.27	2.09
With CDSC[1]	7.08	7.29	8.61	—

Class N (Inception 5/1/17)
NAV	9.27	—	—	6.33	11.84	1.04

Comparative Performance
Russell 2000® Value Index[2]	4.63	9.65	8.66	4.96

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 4/30/22. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

39  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to it reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  40

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2020 through December 31, 2020. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.

The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT` VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,097.80	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.77
Class C
Actual	$1,000.00	$1,093.80	$8.95
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Class N
Actual	$1,000.00	$1,099.50	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Class Y
Actual	$1,000.00	$1,099.20	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70%, 0.65% and 0.70% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

41  |

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,151.80	$6.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,147.10	$10.52
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,154.00	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,153.60	$5.14
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

MIROVA GLOBAL GREEN BOND FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,047.40	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93
Class N
Actual	$1,000.00	$1,049.70	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.40
Class Y
Actual	$1,000.00	$1,048.60	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.66

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.97%, 0.67% and 0.72% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  42

MIROVA GLOBAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 –12/31/2020
Class A
Actual	$1,000.00	$1,246.50	$6.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,242.60	$10.99
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,248.80	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,248.50	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,273.70	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.39
Class N
Actual	$1,000.00	$1,274.90	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82
Class Y
Actual	$1,000.00	$1,274.90	$5.78
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.13

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.26%, 0.95% and 1.01% for Class A, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

43  |

MIROVA U.S. SUSTAINABLE EQUITY FUND	BEGINNING ACCOUNT VALUE 7/1/2020[1]	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD 7/1/2020[1] – 12/31/2020
Class A
Actual	$1,000.00	$1,021.00	$0.46	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33	*
Class C
Actual	$1,000.00	$1,021.00	$0.80	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.09	$9.12	*
Class N
Actual	$1,000.00	$1,021.00	$0.33	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.81	*
Class Y
Actual	$1,000.00	$1,021.00	$0.35	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$4.06	*

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

[1]

Fund commenced operations on December 15, 2020. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 1.05%, 1.80%, 0.75% and 0.80% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (16), divided by 366 (to reflect the partial period).

NATIXIS OAKMARK FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,310.70	$7.14
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.24
Class C
Actual	$1,000.00	$1,306.00	$11.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.13	$10.08
Class N
Actual	$1,000.00	$1,312.50	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,311.90	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03

*

Expenses are equal to the Fund’s annualized expense ratio: 1.23%, 1.99%, 0.90% and 0.99% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  44

NATIXIS OAKMARK INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,358.50	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,353.90	$11.54
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,360.50	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,361.50	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

NATIXIS U.S. EQUITY OPPORTUNITIES FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,241.80	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.89
Class C
Actual	$1,000.00	$1,237.00	$10.68
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.63
Class N
Actual	$1,000.00	$1,243.50	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.22
Class Y
Actual	$1,000.00	$1,243.10	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62

*

Expenses are equal to the Fund’s annualized expense ratio: 1.16%, 1.90%, 0.83% and 0.91% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

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VAUGHAN NELSON MID CAP FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,297.10	$6.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
Class C
Actual	$1,000.00	$1,292.20	$11.24
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Class N
Actual	$1,000.00	$1,299.00	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Class Y
Actual	$1,000.00	$1,298.50	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95%, 0.90% and 0.95% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 7/1/2020	ENDING ACCOUNT VALUE 12/31/2020	EXPENSES PAID DURING PERIOD* 7/1/2020 – 12/31/2020
Class A
Actual	$1,000.00	$1,336.40	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Class C
Actual	$1,000.00	$1,330.10	$12.01
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	$10.38
Class N
Actual	$1,000.00	$1,338.90	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Class Y
Actual	$1,000.00	$1,338.60	$6.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 1.00% and 1.05% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 366 (to reflect the half-year period).

|  46

BOARD APPROVAL OF THE INITIAL ADVISORY AGREEMENT FOR MIROVA U.S. SUSTAINABLE EQUITY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees of the Trust (the “Board”) and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve any new investment advisory agreements for a registered investment company, including a newly formed fund such as the Mirova U.S. Sustainable Equity Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved, for an initial two-year term, the proposed investment advisory agreement (the “Agreement”) for the Fund at a meeting held on December 3, 2020.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Mirova US LLC (the “Adviser”), distributed to the Trustees materials including, among other items, information regarding (i) the Fund’s investment objective, strategies and risks, (ii) the proposed advisory fee and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and the proposed expense cap, (iii) the size, education and experience of the Adviser’s investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) information about the Adviser’s performance, and (vi) the general economic outlook with particular emphasis on the asset management industry.

The Trustees also considered the fact that they oversee other funds advised by the Adviser as well as information about the Adviser they had received in connection with their oversight of those other funds. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Adviser.

In considering whether to initially approve the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and its affiliates to the Fund and the resources to be dedicated to the Fund by the Adviser and its affiliates. The Trustees considered their experience with other funds advised by the Adviser, as well as the affiliation between the Adviser and Natixis Investment Managers, LLC (“Natixis Investment Managers”), whose affiliates provide investment advisory services to other funds in the same family of mutual funds. In this regard, the Trustees considered not only the advisory services proposed to be provided by the Adviser to the Fund, but also the monitoring and oversight services proposed to be provided by Natixis Advisors, L.P. (“Natixis Advisors”). They also considered the administrative and shareholder services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the scope of the services to be provided to the Fund under the Agreement seemed consistent with the Fund’s operational requirements, and that the Adviser had the capabilities, resources and personnel necessary to provide the advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreement supported approval of the Agreement.

Investment performance of the Fund and the Adviser. Because the Fund had not yet commenced operations, performance information for the Fund was not considered; however, the Board considered the performance of other funds managed by the Adviser.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that these relevant factors supported approval of the Agreement.

The costs of the services to be provided by the Adviser and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreement, the Trustees reviewed information comparing the proposed advisory fees and estimated total expenses of the Fund with the fees and expenses of comparable funds identified by the Adviser, including information about how those funds were selected and information about differences in such fees. In evaluating the Fund’s proposed advisory fee, the Trustees also took into account the demands,

47  |

complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Adviser’s affiliates.

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund would be subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee and expenses proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreement.

Economies of scale. The Trustees considered the extent to which the Adviser may realize economies of scale in the provision of services by the Adviser, and whether those economies could be shared with the Fund through breakpoints in its investment advisory fee or other means, such as expense caps. The Trustees noted that the Fund will be subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	The compliance-related resources the Adviser and its affiliates would provide to the Fund.

•

The nature, quality, cost and extent of administrative and shareholder services to be performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser and its affiliates, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreement should be approved.

|  48

Portfolio of Investments – as of December 31, 2020

Gateway Fund

Shares	Description	Value (†)
Common Stocks — 99.4% of Net Assets
	Aerospace & Defense — 1.5%
148,078	Boeing Co. (The)(a)	$31,697,577
47,308	HEICO Corp.(a)	6,263,579
40,717	Huntington Ingalls Industries, Inc.(a)	6,941,434
552,963	Raytheon Technologies Corp.(a)	39,542,384
26,442	Teledyne Technologies, Inc.(a)(b)	10,364,735
24,274	TransDigm Group, Inc.(a)(b)	15,021,965

		109,831,674

	Air Freight & Logistics — 0.6%
229,517	United Parcel Service, Inc., Class B(a)	38,650,663
36,648	XPO Logistics, Inc.(a)(b)	4,368,441

		43,019,104

	Airlines — 0.4%
169,745	Alaska Air Group, Inc.(a)	8,826,740
552,192	JetBlue Airways Corp.(a)(b)	8,028,872
195,382	United Airlines Holdings, Inc.(a)(b)	8,450,271

		25,305,883

	Auto Components — 0.1%
36,852	Autoliv, Inc.(a)	3,394,069
117,162	Cooper Tire & Rubber Co.(a)	4,745,061

		8,139,130

	Automobiles — 0.6%
2,063,880	Ford Motor Co.(a)	18,141,505
31,800	Tesla, Inc.(a)(b)	22,440,306

		40,581,811

	Banks — 3.8%
266,138	Associated Banc-Corp(a)	4,537,653
2,978,880	Bank of America Corp.(a)	90,289,853
658,424	Citigroup, Inc.(a)	40,598,424
1,208,989	Huntington Bancshares, Inc.(a)	15,269,531
910,038	JPMorgan Chase & Co.(a)	115,638,529
106,660	Old National Bancorp(a)	1,766,289
31,007	Signature Bank(a)	4,194,937

		272,295,216

	Beverages — 1.5%
399,654	Keurig Dr Pepper, Inc.(a)	12,788,928
254,709	Monster Beverage Corp.(a)(b)	23,555,489
477,871	PepsiCo, Inc.(a)	70,868,269

		107,212,686

	Biotechnology — 2.0%
486,427	AbbVie, Inc.(a)	52,120,653
174,028	Amgen, Inc.(a)	40,012,518
54,745	Biogen, Inc.(a)(b)	13,404,861
16,975	Exact Sciences Corp.(a)(b)	2,249,018
36,830	Ionis Pharmaceuticals, Inc.(a)(b)	2,082,368
21,063	Seagen, Inc.(a)(b)	3,688,974
113,484	Vertex Pharmaceuticals, Inc.(a)(b)	26,820,808

		140,379,200

	Building Products — 0.3%
355,197	Carrier Global Corp.(a)	13,398,031
20,800	Lennox International, Inc.(a)	5,698,576

		19,096,607

	Capital Markets — 2.2%
471,448	Charles Schwab Corp. (The)(a)	25,005,602
84,407	Eaton Vance Corp.(a)	5,733,768
14,601	FactSet Research Systems, Inc.(a)	4,854,832
247,065	Intercontinental Exchange, Inc.(a)	28,484,124
509,430	Morgan Stanley(a)	34,911,238
	Capital Markets — continued
41,804	MSCI, Inc.(a)	18,666,740
108,064	S&P Global, Inc.(a)	35,523,879

		153,180,183

	Chemicals — 1.7%
83,434	Ashland Global Holdings, Inc.(a)	6,607,973
104,391	Celanese Corp.(a)	13,564,567
370,979	Corteva, Inc.(a)	14,364,307
336,299	Dow, Inc.(a)	18,664,594
138,886	Eastman Chemical Co.(a)	13,927,488
31,084	Ingevity Corp.(a)(b)	2,353,991
83,709	International Flavors & Fragrances, Inc.(a)	9,110,888
171,772	LyondellBasell Industries NV, Class A(a)	15,744,622
251,019	Mosaic Co. (The)(a)	5,775,947
158,400	Olin Corp.(a)	3,890,304
95,921	RPM International, Inc.(a)	8,707,708
195,010	Valvoline, Inc.(a)	4,512,531

		117,224,920

	Commercial Services & Supplies — 0.7%
122,157	Copart, Inc.(a)(b)	15,544,478
78,126	Waste Connections, Inc.(a)	8,013,384
244,724	Waste Management, Inc.(a)	28,860,301

		52,418,163

	Communications Equipment — 0.9%
1,344,808	Cisco Systems, Inc.(a)	60,180,158

	Construction Materials — 0.2%
49,497	Martin Marietta Materials, Inc.(a)	14,055,663

	Consumer Finance — 0.5%
121,623	Ally Financial, Inc.(a)	4,337,076
180,444	Discover Financial Services(a)	16,335,595
512,919	Synchrony Financial(a)	17,803,419

		38,476,090

	Containers & Packaging — 0.5%
73,855	Avery Dennison Corp.(a)	11,455,649
86,722	Crown Holdings, Inc.(a)(b)	8,689,545
120,681	Sonoco Products Co.(a)	7,150,349
259,559	WestRock Co.(a)	11,298,603

		38,594,146

	Distributors — 0.2%
107,529	Genuine Parts Co.(a)	10,799,137

	Diversified Consumer Services — 0.1%
67,454	Service Corp. International	3,311,991

	Diversified Financial Services — 1.8%
520,417	Berkshire Hathaway, Inc., Class B(a)(b)	120,669,090
133,431	Voya Financial, Inc.(a)	7,847,077

		128,516,167

	Diversified Telecommunication Services — 1.7%
2,088,779	AT&T, Inc.(a)	60,073,284
586,963	CenturyLink, Inc.(a)	5,722,889
119,721	Liberty Global PLC, Class C(a)(b)	2,831,402
862,921	Verizon Communications, Inc.(a)	50,696,609

		119,324,184

	Electric Utilities — 1.4%
323,243	Alliant Energy Corp.(a)	16,656,712
396,896	American Electric Power Co., Inc.(a)	33,049,530
275,794	Edison International(a)	17,325,379
188,786	Entergy Corp.(a)	18,848,394
198,810	Evergy, Inc.(a)	11,035,943
13,545	Hawaiian Electric Industries, Inc.	479,358

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — continued
154,286	OGE Energy Corp.(a)	$4,915,552

		102,310,868

	Electrical Equipment — 0.8%
197,284	Eaton Corp. PLC(a)	23,701,700
318,411	Emerson Electric Co.(a)	25,590,692
50,567	Hubbell, Inc.(a)	7,928,400

		57,220,792

	Electronic Equipment, Instruments & Components — 0.6%
97,069	CDW Corp.(a)	12,792,724
375,436	Corning, Inc.(a)	13,515,696
60,225	Trimble, Inc.(a)(b)	4,021,223
33,350	Zebra Technologies Corp., Class A(a)(b)	12,817,405

		43,147,048

	Energy Equipment & Services — 0.3%
398,661	Baker Hughes Co.(a)	8,312,082
448,161	Halliburton Co.(a)	8,470,243
168,318	Helmerich & Payne, Inc.(a)	3,898,245

		20,680,570

	Entertainment — 2.2%
81,510	Live Nation Entertainment, Inc.(a)(b)	5,989,355
113,738	Netflix, Inc.(a)(b)	61,501,549
6,573	Roku, Inc.(b)	2,182,367
477,589	Walt Disney Co. (The)(a)(b)	86,529,575

		156,202,846

	Food & Staples Retailing — 1.6%
26,487	Casey’s General Stores, Inc.(a)	4,731,108
138,994	Costco Wholesale Corp.(a)	52,370,159
20,166	U.S. Foods Holding Corp.(b)	671,730
405,865	Walmart, Inc.(a)	58,505,440

		116,278,437

	Food Products — 0.8%
94,003	Bunge Ltd.(a)	6,164,717
97,614	Lamb Weston Holdings, Inc.(a)	7,686,126
698,295	Mondelez International, Inc., Class A(a)	40,829,309
43,185	Post Holdings, Inc.(a)(b)	4,362,117

		59,042,269

	Gas Utilities — 0.1%
8,726	National Fuel Gas Co.	358,900
76,973	UGI Corp.(a)	2,690,976

		3,049,876

	Health Care Equipment & Supplies — 3.5%
519,079	Abbott Laboratories(a)	56,833,960
233,533	Baxter International, Inc.(a)	18,738,688
636,298	Boston Scientific Corp.(a)(b)	22,874,913
263,594	Edwards Lifesciences Corp.(a)(b)	24,047,681
19,792	Insulet Corp.(a)(b)	5,059,429
45,456	Intuitive Surgical, Inc.(a)(b)	37,187,554
416,725	Medtronic PLC(a)	48,815,166
55,109	STERIS PLC(a)	10,445,360
29,772	Teleflex, Inc.(a)	12,253,262
48,078	West Pharmaceutical Services, Inc.(a)	13,620,978

		249,876,991

	Health Care Providers & Services — 2.6%
83,702	Anthem, Inc.(a)	26,875,875
450,841	CVS Health Corp.(a)	30,792,440
120,815	HCA Healthcare, Inc.(a)	19,869,235
16,707	Molina Healthcare, Inc.(a)(b)	3,553,245
263,072	UnitedHealth Group, Inc.(a)	92,254,089
	Health Care Providers & Services — continued
65,316	Universal Health Services, Inc., Class B(a)	8,980,950

		182,325,834

	Health Care Technology — 0.1%
35,189	Veeva Systems, Inc., Class A(a)(b)	9,580,205

	Hotels, Restaurants & Leisure — 1.4%
19,132	Domino’s Pizza, Inc.(a)	7,336,357
153,850	Hilton Grand Vacations, Inc.(a)(b)	4,823,197
168,770	Hilton Worldwide Holdings, Inc.(a)	18,777,350
228,480	McDonald’s Corp.(a)	49,027,238
69,731	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	1,293,510
163,196	Restaurant Brands International, Inc.(a)	9,972,908
12,225	Vail Resorts, Inc.(a)	3,410,286
208,390	Wendy’s Co. (The)(a)	4,567,909

		99,208,755

	Household Durables — 0.5%
232,925	Lennar Corp., Class A(a)	17,755,873
205,127	Newell Brands, Inc.(a)	4,354,846
2,093	NVR, Inc.(a)(b)	8,539,147
47,442	Toll Brothers, Inc.	2,062,304

		32,712,170

	Household Products — 1.3%
657,113	Procter & Gamble Co. (The)(a)	91,430,703

	Industrial Conglomerates — 1.3%
205,207	3M Co.(a)	35,868,131
267,207	Honeywell International, Inc.(a)	56,834,929

		92,703,060

	Insurance — 2.0%
599,078	Aflac, Inc.(a)	26,640,999
2,432	Alleghany Corp.(a)	1,468,174
175,397	Allstate Corp. (The)(a)	19,281,392
62,761	American Financial Group, Inc.(a)	5,499,119
103,353	Aon PLC, Class A(a)	21,835,388
214,576	Arch Capital Group Ltd.(a)(b)	7,739,756
187,556	Arthur J. Gallagher & Co.(a)	23,202,553
164,470	Brown & Brown, Inc.(a)	7,797,523
74,687	Fidelity National Financial, Inc.(a)	2,919,515
137,456	Lincoln National Corp.(a)	6,915,411
10,251	Markel Corp.(a)(b)	10,592,358
29,196	RenaissanceRe Holdings Ltd.(a)	4,841,281
245,220	Unum Group(a)	5,625,347

		144,358,816

	Interactive Media & Services — 5.7%
48,536	Alphabet, Inc., Class A(a)(b)	85,066,135
92,726	Alphabet, Inc., Class C(a)(b)	162,444,825
573,699	Facebook, Inc., Class A(a)(b)	156,711,619
15,605	Match Group, Inc.(a)(b)	2,359,320
15,415	Zillow Group, Inc., Class C(b)	2,000,867

		408,582,766

	Internet & Direct Marketing Retail — 5.0%
100,079	Amazon.com, Inc.(a)(b)	325,950,297
12,391	Booking Holdings, Inc.(a)(b)	27,598,103
2,538	MercadoLibre, Inc.(a)(b)	4,251,708

		357,800,108

	IT Services — 5.3%
151,443	Automatic Data Processing, Inc.(a)	26,684,257
10,167	Black Knight, Inc.(b)	898,254
12,340	Booz Allen Hamilton Holding Corp.(a)	1,075,801
14,418	EPAM Systems, Inc.(a)(b)	5,166,690

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
202,834	Fidelity National Information Services, Inc.(a)	$28,692,898
90,261	Leidos Holdings, Inc.(a)	9,488,236
233,549	MasterCard, Inc., Class A(a)	83,362,980
205,367	Paychex, Inc.(a)	19,136,097
302,437	PayPal Holdings, Inc.(a)(b)	70,830,745
4,575	Shopify, Inc., Class A(a)(b)	5,178,671
15,642	Square, Inc., Class A(a)(b)	3,404,325
8,665	Twilio, Inc., Class A(a)(b)	2,933,103
84,449	VeriSign, Inc.(a)(b)	18,274,764
471,372	Visa, Inc., Class A(a)	103,103,198

		378,230,019

	Leisure Products — 0.0%
1,696	Polaris, Inc.	161,595

	Life Sciences Tools & Services — 1.1%
50,834	Illumina, Inc.(a)(b)	18,808,580
58,491	PRA Health Sciences, Inc.(a)(b)	7,337,111
117,622	Thermo Fisher Scientific, Inc.(a)	54,785,975

		80,931,666

	Machinery — 1.8%
183,760	Caterpillar, Inc.(a)	33,447,995
89,903	Cummins, Inc.(a)	20,416,971
122,856	Deere & Co.(a)	33,054,407
80,596	Parker-Hannifin Corp.(a)	21,955,156
121,067	Pentair PLC(a)	6,427,447
45,690	Snap-on, Inc.(a)	7,819,387
63,733	Timken Co. (The)(a)	4,930,385
13,869	Woodward, Inc.(a)	1,685,500

		129,737,248

	Media — 1.2%
1,233,702	Comcast Corp., Class A(a)	64,645,985
33,220	Liberty Broadband Corp., Class C(a)(b)	5,261,051
230,860	News Corp., Class B(a)	4,102,382
98,543	Omnicom Group, Inc.(a)	6,146,127
994,343	Sirius XM Holdings, Inc.(a)	6,333,965

		86,489,510

	Metals & Mining — 0.3%
118,198	Southern Copper Corp.(a)	7,697,054
172,113	Steel Dynamics, Inc.(a)	6,345,806
81,631	Worthington Industries, Inc.(a)	4,190,936

		18,233,796

	Multi-Utilities — 1.2%
260,977	Ameren Corp.(a)	20,371,865
301,545	CenterPoint Energy, Inc.(a)	6,525,434
254,981	Consolidated Edison, Inc.(a)	18,427,477
335,214	Public Service Enterprise Group, Inc.(a)	19,542,976
227,581	WEC Energy Group, Inc.(a)	20,944,279

		85,812,031

	Multiline Retail — 0.5%
44,499	Nordstrom, Inc.(a)	1,388,814
182,363	Target Corp.(a)	32,192,540

		33,581,354

	Oil, Gas & Consumable Fuels — 1.9%
61,621	Cheniere Energy, Inc.(a)(b)	3,699,109
550,320	Chevron Corp.(a)	46,474,524
411,601	ConocoPhillips(a)	16,459,924
683,914	Exxon Mobil Corp.(a)	28,190,935
89,664	HollyFrontier Corp.(a)	2,317,814
198,785	Marathon Petroleum Corp.(a)	8,221,748
164,607	ONEOK, Inc.(a)	6,317,617
199,417	Phillips 66(a)	13,947,225
	Oil, Gas & Consumable Fuels — continued
156,053	Valero Energy Corp.(a)	$8,827,918

		134,456,814

	Personal Products — 0.0%
29,528	Herbalife Nutrition Ltd.(a)(b)	1,418,820

	Pharmaceuticals — 4.0%
659,768	Bristol-Myers Squibb Co.(a)	40,925,409
221,729	Eli Lilly & Co.(a)	37,436,724
1,556	Jazz Pharmaceuticals PLC(b)	256,818
590,946	Johnson & Johnson(a)	93,003,082
597,588	Merck & Co., Inc.(a)	48,882,698
1,406,346	Pfizer, Inc.(a)	51,767,596
459,428	Viatris, Inc.(a)(b)	8,609,681

		280,882,008

	Professional Services — 0.3%
9,784	CoStar Group, Inc.(a)(b)	9,043,155
50,361	ManpowerGroup, Inc.(a)	4,541,555
101,786	TransUnion(a)	10,099,207

		23,683,917

	REITs – Apartments — 0.5%
252,006	American Homes 4 Rent, Class A(a)	7,560,180
85,332	Camden Property Trust(a)	8,526,373
346,842	Invitation Homes, Inc.(a)	10,301,207
265,036	UDR, Inc.(a)	10,185,334

		36,573,094

	REITs – Diversified — 0.7%
138,899	American Tower Corp.(a)	31,177,270
361,090	Duke Realty Corp.(a)	14,432,767
87,309	W.P. Carey, Inc.(a)	6,162,269

		51,772,306

	REITs – Health Care — 0.4%
260,504	Healthcare Realty Trust, Inc.(a)	7,710,918
453,565	Medical Properties Trust, Inc.(a)	9,883,181
194,772	Sabra Health Care REIT, Inc.(a)	3,383,190
169,170	Ventas, Inc.(a)	8,296,097

		29,273,386

	REITs – Manufactured Homes — 0.2%
143,552	Equity LifeStyle Properties, Inc.(a)	9,095,455
48,503	Sun Communities, Inc.(a)	7,370,031

		16,465,486

	REITs – Mortgage — 0.0%
129,902	Annaly Capital Management, Inc.(a)	1,097,672

	REITs – Office Property — 0.2%
188,262	Douglas Emmett, Inc.(a)	5,493,485
146,251	Kilroy Realty Corp.(a)	8,394,808
52,998	Mack-Cali Realty Corp.	660,355

		14,548,648

	REITs – Single Tenant — 0.1%
144,199	National Retail Properties, Inc.(a)	5,900,623

	REITs – Storage — 0.2%
127,880	CubeSmart(a)	4,298,047
101,683	Extra Space Storage, Inc.(a)	11,780,992

		16,079,039

	Road & Rail — 1.0%
23,108	Canadian Pacific Railway Ltd.(a)	8,011,313
391,922	CSX Corp.(a)	35,566,921
71,461	J.B. Hunt Transport Services, Inc.(a)	9,765,146
72,596	Lyft, Inc., Class A(a)(b)	3,566,641
62,946	Old Dominion Freight Line, Inc.(a)	12,285,800

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

Shares	Description	Value (†)
	Road & Rail — continued
53,335	Uber Technologies, Inc.(b)	$2,720,085

		71,915,906

	Semiconductors & Semiconductor Equipment — 5.4%
326,538	Advanced Micro Devices, Inc.(a)(b)	29,946,800
170,421	Analog Devices, Inc.(a)	25,176,294
115,110	Broadcom, Inc.(a)	50,400,914
1,069,923	Intel Corp.(a)	53,303,564
83,719	Marvell Technology Group Ltd.(a)	3,980,001
363,386	Micron Technology, Inc.(a)(b)	27,319,360
154,967	NVIDIA Corp.(a)	80,923,767
308,330	QUALCOMM, Inc.(a)	46,970,992
28,999	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	3,162,051
106,600	Teradyne, Inc.(a)	12,780,274
322,410	Texas Instruments, Inc.(a)	52,917,153

		386,881,170

	Software — 9.4%
140,675	Adobe, Inc.(a)(b)	70,354,381
188,193	Cadence Design Systems, Inc.(a)(b)	25,675,171
78,761	Fortinet, Inc.(a)(b)	11,698,371
1,820,436	Microsoft Corp.(a)	404,901,375
114,308	Nuance Communications, Inc.(a)(b)	5,039,840
606,841	Oracle Corp.(a)	39,256,544
23,688	Palo Alto Networks, Inc.(a)(b)	8,418,478
21,050	Paycom Software, Inc.(a)(b)	9,519,863
41,380	PTC, Inc.(a)(b)	4,949,462
230,063	salesforce.com, Inc.(a)(b)	51,195,920
57,151	ServiceNow, Inc.(a)(b)	31,457,625
21,371	SS&C Technologies Holdings, Inc.	1,554,740
22,602	Workday, Inc., Class A(a)(b)	5,415,665
2,398	Zoom Video Communications, Inc., Class A(b)	808,893

		670,246,328

	Specialty Retail — 2.3%
112,737	American Eagle Outfitters, Inc.	2,262,631
17,696	Burlington Stores, Inc.(a)(b)	4,628,389
38,409	Foot Locker, Inc.(a)	1,553,260
304,299	Home Depot, Inc. (The)(a)	80,827,900
244,064	Lowe’s Cos., Inc.(a)	39,174,713
49,846	Tiffany & Co.(a)	6,552,257
430,238	TJX Cos., Inc. (The)(a)	29,380,953

		164,380,103

	Technology Hardware, Storage & Peripherals — 7.1%
3,756,396	Apple, Inc.(a)	498,436,185
94,102	Dell Technologies, Inc., Class C(a)(b)	6,896,736

		505,332,921

	Textiles, Apparel & Luxury Goods — 0.8%
16,507	Lululemon Athletica, Inc.(a)(b)	5,744,931
358,542	NIKE, Inc., Class B(a)	50,722,937

		56,467,868

	Tobacco — 1.0%
688,417	Altria Group, Inc.(a)	28,225,097
526,193	Philip Morris International, Inc.(a)	43,563,519

		71,788,616

	Trading Companies & Distributors — 0.0%
29,008	GATX Corp.(a)	2,412,885

	Total Common Stocks (Identified Cost $3,063,991,275)	7,083,209,056

	Total Purchased Options — 0.6% (Identified Cost $79,365,667) (see detail below)	41,615,160

Principal Amount	Description	Value (†)
Short-Term Investments — 3.7%
$266,720,480	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $266,720,480 on 1/04/2021 collateralized by $81,185,600 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $84,445,689; 160,107,100 U.S. Treasury Inflation Indexed Note, 0.125% due 1/15/2023 valued at $187,609,228 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $266,720,480)	266,720,480

	Total Investments — 103.7% (Identified Cost $3,410,077,422)	7,391,544,696
	Other assets less liabilities — (3.7)%	(266,581,413)

	Net Assets — 100.0%	$7,124,963,283

Purchased Options — 0.6%
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Index Options — 0.6%
S&P 500® Index, Put(b)	2/19/2021	3,175	2,856	$1,072,733,592	$16,491,972	$3,984,120
S&P 500® Index, Put(b)	2/19/2021	3,200	1,920	721,165,440	12,474,835	2,889,600
S&P 500® Index, Put(b)	2/19/2021	3,250	1,920	721,165,440	7,742,400	3,388,800
S&P 500® Index, Put(b)	2/19/2021	3,350	1,920	721,165,440	7,222,080	4,742,400
S&P 500® Index, Put(b)	3/19/2021	3,250	1,920	721,165,440	10,618,560	6,787,200
S&P 500® Index, Put(b)	3/19/2021	3,300	2,856	1,072,733,592	16,186,380	11,538,240
S&P 500® Index, Put(b)	3/19/2021	3,325	1,920	721,165,440	8,629,440	8,284,800

Total					$79,365,667	$41,615,160

Written Options — (3.4%)
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (3.4%)
S&P 500® Index, Call	1/15/2021	3,600	(2,075)	$(779,384,525)	$(20,844,412)	$(36,250,250)
S&P 500® Index, Call	1/15/2021	3,650	(2,075)	(779,384,525)	(24,214,213)	(27,182,500)
S&P 500® Index, Call	1/15/2021	3,700	(2,076)	(779,760,132)	(12,990,570)	(18,704,760)
S&P 500® Index, Call	1/15/2021	3,750	(2,092)	(785,769,844)	(10,915,010)	(11,338,640)
S&P 500® Index, Call	1/29/2021	3,750	(2,076)	(779,760,132)	(12,720,690)	(16,140,900)
S&P 500® Index, Call	2/19/2021	3,600	(2,075)	(779,384,525)	(27,268,612)	(43,969,250)
S&P 500® Index, Call	2/19/2021	3,625	(2,075)	(779,384,525)	(32,912,613)	(39,850,375)
S&P 500® Index, Call	2/19/2021	3,725	(2,076)	(779,760,132)	(22,832,886)	(24,673,260)
S&P 500® Index, Call	3/19/2021	3,800	(2,075)	(779,384,525)	(19,385,687)	(21,113,125)

Total					$(184,084,693)	$(239,223,060)

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of December 31, 2020

Gateway Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2020

Software	9.4%
Technology Hardware, Storage & Peripherals	7.1
Interactive Media & Services	5.7
Semiconductors & Semiconductor Equipment	5.4
IT Services	5.3
Internet & Direct Marketing Retail	5.0
Pharmaceuticals	4.0
Banks	3.8
Health Care Equipment & Supplies	3.5
Health Care Providers & Services	2.6
Specialty Retail	2.3
Entertainment	2.2
Capital Markets	2.2
Insurance	2.0
Biotechnology	2.0
Other Investments, less than 2% each	37.5
Short-Term Investments	3.7

Total Investments	103.7
Other assets less liabilities (including open written options)	(3.7)

Net Assets	100.0%

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 100.5% of Net Assets
	Aerospace & Defense — 1.5%
1,232	Boeing Co. (The)(a)	$263,722
231	Huntington Ingalls Industries, Inc.(a)	39,381
950	Lockheed Martin Corp.(a)	337,231
3,469	Raytheon Technologies Corp.(a)	248,068

		888,402

	Air Freight & Logistics — 0.5%
853	FedEx Corp.(a)	221,456
397	XPO Logistics, Inc.(a)(b)	47,322

		268,778

	Airlines — 0.4%
2,273	Delta Air Lines, Inc.(a)	91,397
8,959	JetBlue Airways Corp.(a)(b)	130,264

		221,661

	Auto Components — 0.2%
858	Adient PLC(b)	29,833
884	Gentex Corp.(a)	29,994
343	Lear Corp.(a)	54,547
388	Magna International, Inc.(a)	27,471

		141,845

	Automobiles — 0.5%
400	Tesla, Inc.(b)	282,268

	Banks — 4.2%
24,046	Bank of America Corp.(a)	728,834
4,502	Citigroup, Inc.(a)	277,594
1,199	Comerica, Inc.(a)	66,976
200	East West Bancorp, Inc.(a)	10,142
5,480	Fifth Third Bancorp(a)	151,084
839	First Republic Bank(a)	123,274
8,001	JPMorgan Chase & Co.(a)	1,016,687
375	SVB Financial Group(a)(b)	145,436

		2,520,027

	Beverages — 1.6%
8,010	Coca-Cola Co. (The)(a)	439,268
3,562	PepsiCo, Inc.(a)	528,245

		967,513

	Biotechnology — 2.0%
3,834	AbbVie, Inc.(a)	410,813
830	Alexion Pharmaceuticals, Inc.(a)(b)	129,679
128	Alnylam Pharmaceuticals, Inc.(b)	16,636
1,455	Amgen, Inc.(a)	334,534
401	Biogen, Inc.(a)(b)	98,189
2,787	Gilead Sciences, Inc.(a)	162,371
222	Seagen, Inc.(a)(b)	38,881

		1,191,103

	Building Products — 0.8%
1,115	A.O. Smith Corp.(a)	61,124
2,331	Carrier Global Corp.(a)	87,925
1,240	Fortune Brands Home & Security, Inc.(a)	106,293
4,110	Johnson Controls International PLC(a)	191,485
203	Lennox International, Inc.(a)	55,616

		502,443

	Capital Markets — 2.7%
2,496	Bank of New York Mellon Corp. (The)(a)	105,930
424	BlackRock, Inc.(a)	305,933
4,019	Charles Schwab Corp. (The)(a)	213,168
221	FactSet Research Systems, Inc.(a)	73,483
1,192	Goldman Sachs Group, Inc. (The)(a)	314,342
5,055	Morgan Stanley(a)	346,419
	Capital Markets — continued
429	MSCI, Inc.(a)	191,561
685	Raymond James Financial, Inc.(a)	65,534

		1,616,370

	Chemicals — 1.8%
849	AdvanSix, Inc.(a)(b)	16,972
922	Air Products & Chemicals, Inc.(a)	251,909
379	Ashland Global Holdings, Inc.(a)	30,017
2,051	Huntsman Corp.(a)	51,562
1,620	Linde PLC(a)	426,886
658	Nutrien Ltd.(a)	31,689
1,137	PPG Industries, Inc.(a)	163,978
848	RPM International, Inc.(a)	76,982
1,880	Valvoline, Inc.(a)	43,503

		1,093,498

	Commercial Services & Supplies — 0.4%
226	Waste Connections, Inc.(a)	23,181
2,066	Waste Management, Inc.(a)	243,643

		266,824

	Communications Equipment — 0.9%
763	Ciena Corp.(a)(b)	40,324
10,347	Cisco Systems, Inc.(a)	463,028
2,069	Telefonaktiebolaget LM Ericsson, Sponsored ADR	24,725

		528,077

	Consumer Finance — 0.5%
2,148	Ally Financial, Inc.(a)	76,598
6,190	Synchrony Financial(a)	214,855

		291,453

	Containers & Packaging — 0.3%
938	Crown Holdings, Inc.(a)(b)	93,988
723	Packaging Corp. of America(a)	99,709

		193,697

	Diversified Financial Services — 1.6%
4,183	Berkshire Hathaway, Inc., Class B(a)(b)	969,912

	Diversified Telecommunication Services — 1.6%
15,637	AT&T, Inc.(a)	449,720
9,058	Verizon Communications, Inc.(a)	532,158

		981,878

	Electric Utilities — 1.6%
4,416	Alliant Energy Corp.(a)	227,557
3,734	American Electric Power Co., Inc.(a)	310,930
1,600	Evergy, Inc.(a)	88,816
1,669	OGE Energy Corp.(a)	53,174
4,156	Southern Co. (The)(a)	255,303

		935,780

	Electrical Equipment — 0.6%
231	Acuity Brands, Inc.(a)	27,972
2,795	Emerson Electric Co.(a)	224,634
403	Hubbell, Inc.(a)	63,187
1,368	Sensata Technologies Holding PLC(a)(b)	72,148

		387,941

	Electronic Equipment, Instruments & Components — 0.5%
512	Arrow Electronics, Inc.(a)(b)	49,818
793	Avnet, Inc.(a)	27,842
688	CDW Corp.(a)	90,672
4,536	Flex Ltd.(a)(b)	81,557
565	Trimble, Inc.(a)(b)	37,725

		287,614

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Entertainment — 2.5%
1,995	Activision Blizzard, Inc.(a)	$185,236
760	Live Nation Entertainment, Inc.(a)(b)	55,845
121	Madison Square Garden Entertainment Corp.(a)(b)	12,710
121	Madison Square Garden Sports Corp.(a)(b)	22,276
943	Netflix, Inc.(a)(b)	509,908
51	Roku, Inc.(b)	16,933
3,972	Walt Disney Co. (The)(a)(b)	719,647

		1,522,555

	Food & Staples Retailing — 1.8%
961	Costco Wholesale Corp.(a)	362,086
2,216	Sysco Corp.(a)	164,560
1,732	Walgreens Boots Alliance, Inc.(a)	69,072
3,408	Walmart, Inc.(a)	491,263

		1,086,981

	Food Products — 0.7%
1,143	Bunge Ltd.(a)	74,958
885	Hain Celestial Group, Inc. (The)(a)(b)	35,533
614	Ingredion, Inc.(a)	48,303
1,635	Kellogg Co.(a)	101,746
1,168	Post Holdings, Inc.(a)(b)	117,980
816	TreeHouse Foods, Inc.(a)(b)	34,672

		413,192

	Gas Utilities — 0.3%
1,197	Atmos Energy Corp.(a)	114,230
1,531	UGI Corp.(a)	53,524

		167,754

	Health Care Equipment & Supplies — 3.7%
4,804	Abbott Laboratories(a)	525,990
798	Alcon, Inc.(b)	52,652
370	Align Technology, Inc.(a)(b)	197,721
336	Cooper Cos., Inc. (The)(a)	122,075
388	Hill-Rom Holdings, Inc.(a)	38,012
2,290	Hologic, Inc.(a)(b)	166,781
532	IDEXX Laboratories, Inc.(a)(b)	265,931
3,635	Medtronic PLC(a)	425,804
898	ResMed, Inc.(a)	190,879
583	STERIS PLC(a)	110,502
362	Teleflex, Inc.(a)	148,988

		2,245,335

	Health Care Providers & Services — 2.5%
741	Anthem, Inc.(a)	237,928
1,510	Centene Corp.(a)(b)	90,645
1,142	Cigna Corp.(a)	237,742
2,386	MEDNAX, Inc.(a)(b)	58,552
260	Molina Healthcare, Inc.(a)(b)	55,297
2,414	UnitedHealth Group, Inc.(a)	846,541

		1,526,705

	Health Care Technology — 0.1%
171	Veeva Systems, Inc., Class A(a)(b)	46,555

	Hotels, Restaurants & Leisure — 1.8%
68	Domino’s Pizza, Inc.(a)	26,075
404	Hilton Grand Vacations, Inc.(a)(b)	12,665
683	Hilton Worldwide Holdings, Inc.(a)	75,991
1,174	Las Vegas Sands Corp.(a)	69,970
1,761	McDonald’s Corp.(a)	377,875
374	Melco Resorts & Entertainment Ltd., Sponsored ADR(a)	6,938
1,576	MGM Resorts International(a)	49,660
1,408	Restaurant Brands International, Inc.(a)	86,043
3,495	Starbucks Corp.(a)	373,895
	Hotels, Restaurants & Leisure — continued
9	Vail Resorts, Inc.(a)	2,511

		1,081,623

	Household Durables — 0.3%
1,384	Leggett & Platt, Inc.(a)	61,311
2,218	Toll Brothers, Inc.(a)	96,417

		157,728

	Household Products — 1.6%
521	Clorox Co. (The)(a)	105,201
6,045	Procter & Gamble Co. (The)(a)	841,101

		946,302

	Industrial Conglomerates — 1.2%
1,356	3M Co.(a)	237,015
2,134	Honeywell International, Inc.(a)	453,902

		690,917

	Insurance — 1.5%
3,115	Arch Capital Group Ltd.(a)(b)	112,358
1,480	Chubb Ltd.(a)	227,802
438	Cincinnati Financial Corp.(a)	38,268
5,403	Manulife Financial Corp.(a)	96,281
2,318	Prudential Financial, Inc.(a)	180,966
301	RenaissanceRe Holdings Ltd.(a)	49,912
801	Willis Towers Watson PLC(a)	168,755

		874,342

	Interactive Media & Services — 5.6%
470	Alphabet, Inc., Class A(a)(b)	823,741
685	Alphabet, Inc., Class C(a)(b)	1,200,038
4,727	Facebook, Inc., Class A(a)(b)	1,291,227
152	Match Group, Inc.(b)	22,981

		3,337,987

	Internet & Direct Marketing Retail — 4.7%
826	Amazon.com, Inc.(a)(b)	2,690,224
257	JD.com, Inc., ADR(b)	22,590
29	MercadoLibre, Inc.(a)(b)	48,582
905	Trip.com Group Ltd., ADR(a)(b)	30,526

		2,791,922

	IT Services — 4.9%
1,895	Accenture PLC, Class A(a)	494,993
91	EPAM Systems, Inc.(a)(b)	32,610
373	FleetCor Technologies, Inc.(a)(b)	101,766
784	Global Payments, Inc.(a)	168,889
2,033	International Business Machines Corp.(a)	255,914
739	Leidos Holdings, Inc.(a)	77,684
2,297	MasterCard, Inc., Class A(a)	819,891
15	Shopify, Inc., Class A(b)	16,979
122	Square, Inc., Class A(b)	26,552
4,313	Visa, Inc., Class A(a)	943,382

		2,938,660

	Leisure Products — 0.1%
590	Brunswick Corp.(a)	44,981
345	Polaris, Inc.(a)	32,872

		77,853

	Life Sciences Tools & Services — 1.3%
118	Bio-Rad Laboratories, Inc., Class A(a)(b)	68,787
482	Illumina, Inc.(a)(b)	178,340
625	PRA Health Sciences, Inc.(a)(b)	78,400
959	Thermo Fisher Scientific, Inc.(a)	446,683

		772,210

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Machinery — 1.7%
471	AGCO Corp.(a)	$48,555
1,820	Caterpillar, Inc.(a)	331,276
822	Cummins, Inc.(a)	186,676
990	Deere & Co.(a)	266,360
616	IDEX Corp.(a)	122,707
1,165	Otis Worldwide Corp.(a)	78,696

		1,034,270

	Media — 1.2%
11,513	Comcast Corp., Class A(a)	603,281
91	Liberty Broadband Corp., Class C(b)	14,412
17,870	Sirius XM Holdings, Inc.(a)	113,832

		731,525

	Metals & Mining — 0.4%
2,674	Alcoa Corp.(a)(b)	61,636
1,619	Barrick Gold Corp.(a)	36,881
316	Rio Tinto PLC, Sponsored ADR	23,769
590	Southern Copper Corp.(a)	38,421
833	Steel Dynamics, Inc.(a)	30,713
4,124	Vale S.A., Sponsored ADR(a)	69,118

		260,538

	Multi-Utilities — 0.4%
3,723	Public Service Enterprise Group, Inc.(a)	217,051

	Multiline Retail — 0.5%
1,576	Nordstrom, Inc.(a)	49,187
1,470	Target Corp.(a)	259,499

		308,686

	Oil, Gas & Consumable Fuels — 2.4%
2,853	Canadian Natural Resources Ltd.(a)	68,615
1,062	Cheniere Energy, Inc.(a)(b)	63,752
4,533	Chevron Corp.(a)	382,812
1,642	Concho Resources, Inc.(a)	95,811
1,822	Enbridge, Inc.(a)	58,286
1,230	EQT Corp.	15,633
10,937	Exxon Mobil Corp.(a)	450,823
1,235	HollyFrontier Corp.(a)	31,925
2,149	Ovintiv, Inc.	30,860
586	Pioneer Natural Resources Co.(a)	66,739
3,117	Suncor Energy, Inc.(a)	52,303
1,014	TC Energy Corp.	41,290
7,684	WPX Energy, Inc.(a)(b)	62,624

		1,421,473

	Pharmaceuticals — 4.1%
5,070	Bristol-Myers Squibb Co.(a)	314,492
2,189	Eli Lilly & Co.(a)	369,591
62	Jazz Pharmaceuticals PLC(a)(b)	10,233
5,321	Johnson & Johnson(a)	837,419
5,458	Merck & Co., Inc.(a)	446,464
306	Novartis AG, Sponsored ADR(a)	28,896
11,688	Pfizer, Inc.(a)	430,235
1,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR(a)(b)	9,650
1,450	Viatris, Inc.(b)	27,173

		2,474,153

	Professional Services — 0.6%
57	CoStar Group, Inc.(a)(b)	52,684
342	ManpowerGroup, Inc.(a)	30,841
650	TransUnion(a)	64,493
998	Verisk Analytics, Inc.(a)	207,175

		355,193

	Real Estate Management & Development — 0.0%
176	Jones Lang LaSalle, Inc.(b)	26,113

	REITs – Apartments — 0.8%
1,056	American Campus Communities, Inc.(a)	45,165
836	Camden Property Trust(a)	83,533
566	Essex Property Trust, Inc.(a)	134,380
3,100	Invitation Homes, Inc.(a)	92,070
1,125	Mid-America Apartment Communities, Inc.(a)	142,526

		497,674

	REITs – Diversified — 1.2%
1,350	Crown Castle International Corp.(a)	214,906
862	Digital Realty Trust, Inc.(a)	120,258
2,963	Duke Realty Corp.(a)	118,431
723	Gaming & Leisure Properties, Inc.(a)	30,655
516	SBA Communications Corp.(a)	145,579
846	VICI Properties, Inc.(a)	21,573
724	W.P. Carey, Inc.(a)	51,100

		702,502

	REITs – Health Care — 0.1%
2,686	Medical Properties Trust, Inc.(a)	58,528

	REITs – Hotels — 0.1%
2,742	Park Hotels & Resorts, Inc.(a)	47,025

	REITs – Mortgage — 0.1%
4,312	Annaly Capital Management, Inc.(a)	36,436

	REITs – Office Property — 0.1%
1,073	Kilroy Realty Corp.(a)	61,590

	REITs – Single Tenant — 0.2%
368	National Retail Properties, Inc.(a)	15,059
1,329	Realty Income Corp.(a)	82,624

		97,683

	REITs – Storage — 0.2%
984	Extra Space Storage, Inc.(a)	114,006

	Road & Rail — 1.4%
1,142	Norfolk Southern Corp.(a)	271,351
542	Old Dominion Freight Line, Inc.(a)	105,787
2,100	Union Pacific Corp.(a)	437,262

		814,400

	Semiconductors & Semiconductor Equipment — 5.2%
2,588	Advanced Micro Devices, Inc.(a)(b)	237,345
3,752	Applied Materials, Inc.(a)	323,798
51	ASML Holding NV, (Registered)	24,874
377	First Solar, Inc.(a)(b)	37,293
8,921	Intel Corp.(a)	444,444
1,569	Marvell Technology Group Ltd.(a)	74,590
2,228	Maxim Integrated Products, Inc.(a)	197,512
1,304	NVIDIA Corp.(a)	680,949
310	NXP Semiconductors NV(a)	49,293
1,366	ON Semiconductor Corp.(a)(b)	44,709
2,815	QUALCOMM, Inc.(a)	428,837
1,002	Teradyne, Inc.(a)	120,130
2,732	Texas Instruments, Inc.(a)	448,403

		3,112,177

	Software — 9.1%
1,290	Adobe, Inc.(a)(b)	645,155
1,069	Cadence Design Systems, Inc.(a)(b)	145,844
256	CDK Global, Inc.(a)	13,269
297	Check Point Software Technologies Ltd.(a)(b)	39,474
582	Fortinet, Inc.(a)(b)	86,444
14,803	Microsoft Corp.(a)	3,292,483
4,225	Oracle Corp.(a)	273,315

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of December 31, 2020

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Software — continued
165	Palo Alto Networks, Inc.(a)(b)	$58,639
1,996	salesforce.com, Inc.(a)(b)	444,170
425	ServiceNow, Inc.(a)(b)	233,933
475	SS&C Technologies Holdings, Inc.(a)	34,556
745	Synopsys, Inc.(a)(b)	193,134

		5,460,416

	Specialty Retail — 2.1%
326	Advance Auto Parts, Inc.(a)	51,348
529	Burlington Stores, Inc.(a)(b)	138,360
933	Dick’s Sporting Goods, Inc.(a)	52,444
1,030	Foot Locker, Inc.(a)	41,653
3,009	Home Depot, Inc. (The)(a)	799,250
392	Ulta Beauty, Inc.(a)(b)	112,567
583	Williams-Sonoma, Inc.(a)	59,373

		1,254,995

	Technology Hardware, Storage & Peripherals — 7.3%
31,376	Apple, Inc.(a)	4,163,282
346	Dell Technologies, Inc., Class C(b)	25,358
5,591	Hewlett Packard Enterprise Co.(a)	66,253
5,561	HP, Inc.(a)	136,745

		4,391,638

	Textiles, Apparel & Luxury Goods — 1.0%
309	Carter’s, Inc.	29,068
232	Lululemon Athletica, Inc.(a)(b)	80,743
3,384	NIKE, Inc., Class B(a)	478,734
762	Skechers U.S.A., Inc., Class A(b)	27,386

		615,931

	Tobacco — 0.9%
4,687	Altria Group, Inc.(a)	192,167
206	British American Tobacco PLC, Sponsored ADR(a)	7,723
3,941	Philip Morris International, Inc.(a)	326,275

		526,165

	Water Utilities — 0.5%
1,833	American Water Works Co., Inc.(a)	281,311

	Wireless Telecommunication Services — 0.1%
1,994	America Movil SAB de CV, Series L, ADR	28,993
1,721	Vodafone Group PLC, Sponsored ADR	28,362

		57,355

	Total Common Stocks (Identified Cost $28,569,600)	60,174,539

Principal Amount
Short-Term Investments — 3.5%
$2,100,121	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,100,121 on 1/04/2021 collateralized by $2,059,500 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $2,142,201 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,100,121)	2,100,121

	Total Investments — 104.0% (Identified Cost $30,669,721)	62,274,660

	Other assets less liabilities — (4.0)%	(2,371,114)

	Net Assets — 100.0%	$59,903,546

Written Options — (3.4%)

Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Premiums (Received)	Value (†)
Index Options — (3.4%)
S&P 500® Index, Call	1/15/2021	3,600	(18)	$(6,760,926)	$(180,819)	$(314,460)
S&P 500® Index, Call	1/15/2021	3,650	(17)	(6,385,319)	(198,382)	(222,700)
S&P 500® Index, Call	1/15/2021	3,700	(17)	(6,385,319)	(106,377)	(153,170)
S&P 500® Index, Call	1/15/2021	3,750	(17)	(6,385,319)	(88,697)	(92,140)
S&P 500® Index, Call	1/29/2021	3,750	(18)	(6,760,926)	(110,295)	(139,950)
S&P 500® Index, Call	2/19/2021	3,600	(17)	(6,385,319)	(223,406)	(360,230)
S&P 500® Index, Call	2/19/2021	3,625	(18)	(6,760,926)	(285,507)	(345,690)
S&P 500® Index, Call	2/19/2021	3,725	(18)	(6,760,926)	(196,823)	(213,930)
S&P 500® Index, Call	3/19/2021	3,800	(18)	(6,760,926)	(168,165)	(183,150)

Total					$(1,558,471)	$(2,025,420)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2020

Software	9.1%
Technology Hardware, Storage & Peripherals	7.3
Interactive Media & Services	5.6
Semiconductors & Semiconductor Equipment	5.2
IT Services	4.9
Internet & Direct Marketing Retail	4.7
Banks	4.2
Pharmaceuticals	4.1
Health Care Equipment & Supplies	3.7
Capital Markets	2.7
Health Care Providers & Services	2.5
Entertainment	2.5
Oil, Gas & Consumable Fuels	2.4
Specialty Retail	2.1
Biotechnology	2.0
Other Investments, less than 2% each	37.5
Short-Term Investments	3.5

Total Investments	104.0
Other assets less liabilities (including open written options)	(4.0)

Net Assets	100.0%

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of December 31, 2020

Mirova Global Green Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 87.1% of Net Assets
	Brazil — 1.4%
$500,000	Banco Nacional de Desenvolvimento Economico e Social, 4.750%, 5/09/2024(a)	$545,005

	Canada — 2.2%
1,000,000	Province of Ontario Canada, 1.950%, 1/27/2023, (CAD)(a)	811,910
50,000	Province of Quebec Canada, 2.600%, 7/06/2025, (CAD)(a)	42,791

		854,701

	Chile — 3.1%
500,000	Chile Government International Bond, 1.250%, 1/29/2040, (EUR)(a)	642,576
500,000	Chile Government International Bond, 3.500%, 1/25/2050(a)	573,755

		1,216,331

	Denmark — 3.2%
300,000	Orsted A/S, 1.500%, 11/26/2029, (EUR)(a)	411,306
700,000	Orsted A/S, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)(a)	875,893

		1,287,199

	Finland — 1.5%
500,000	Citycon OYJ, (fixed rate to 11/24/2024, variable rate thereafter), 4.496%, (EUR)(a)(b)	607,618

	France — 14.4%
400,000	Covivio, 1.125%, 9/17/2031, (EUR)(a)	499,972
400,000	Covivio, 1.875%, 5/20/2026, (EUR)(a)	527,785
800,000	Electricite de France S.A., 3.625%, 10/13/2025(a)	896,809
1,000,000	France Government Bond OAT, 1.750%, 6/25/2039, 144A, (EUR)(a)	1,613,995
300,000	Getlink SE, 3.500%, 10/30/2025, (EUR)(a)	377,798
600,000	ICADE, 1.500%, 9/13/2027, (EUR)(a)	797,257
600,000	Societe du Grand Paris EPIC, EMTN, 1.700%, 5/25/2050, (EUR)(a)	970,596

		5,684,212

	Germany — 7.4%
500,000	BayWa AG, EMTN, 3.125%, 6/26/2024, (EUR)(a)	644,421
600,000	E.ON SE, EMTN, 0.350%, 2/28/2030, (EUR)(a)	744,656
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)(a)	631,440
300,000	Landesbank Baden-Wuerttemberg, Series 809, MTN, 0.375%, 7/29/2026, (EUR)(a)	373,719
400,000	Volkswagen International Finance NV, EMTN, 1.250%, 9/23/2032, (EUR)(a)	518,521

		2,912,757

	Hungary — 2.4%
700,000	Hungary Government International Bond, 1.750%, 6/05/2035, (EUR)(a)	946,015

	India — 1.7%
600,000	Indian Railway Finance Corp. Ltd., 3.835%, 12/13/2027(a)	661,592

	Indonesia — 2.7%
500,000	Perusahaan Penerbit SBSN Indonesia III, 3.750%, 3/01/2023(a)	532,670
500,000	Perusahaan Penerbit SBSN Indonesia III, MTN, 3.900%, 8/20/2024(a)	551,095

		1,083,765

	Italy — 6.5%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)(a)	524,835
600,000	Assicurazioni Generali SpA, EMTN, 2.124%, 10/01/2030, (EUR)(a)	778,802
500,000	Ferrovie dello Stato Italiane SpA, EMTN, 1.125%, 7/09/2026, (EUR)(a)	642,207
500,000	Intesa Sanpaolo SpA, EMTN, 0.750%, 12/04/2024, (EUR)(a)	626,028

		2,571,872

	Korea — 1.6%
400,000	Hyundai Capital Services, Inc., EMTN, 2.875%, 3/16/2021(a)	401,675
200,000	Korea Water Resources Corp., EMTN, 3.875%, 5/15/2023(a)	215,563

		617,238

	Lithuania — 3.0%
500,000	AB Ignitis Grupe, EMTN, 1.875%, 7/10/2028, (EUR)(a)	669,831
400,000	AB Ignitis Grupe, EMTN, 2.000%, 7/14/2027, (EUR)(a)	536,284

		1,206,115

	Luxembourg — 0.9%
300,000	Eurofins Scientific SE, (fixed rate to 8/11/2022, variable rate thereafter), 2.875%, (EUR)(b)	373,572

	Netherlands — 5.9%
600,000	de Volksbank NV, EMTN, (fixed rate to 10/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)(a)	772,711
500,000	Royal Schiphol Group NV, EMTN, 1.500%, 11/05/2030, (EUR)(a)	682,969
300,000	TenneT Holding BV, (fixed rate to 3/01/2024, variable rate thereafter), 2.995%, (EUR)(a)(b)	387,118
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)(a)	207,281
200,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)(a)	299,301

		2,349,380

	Portugal — 1.7%
500,000	EDP - Energias de Portugal S.A., (fixed rate to 1/30/2024, variable rate thereafter), 4.496%, 4/30/2079, (EUR)(a)	670,075

	Singapore — 1.0%
400,000	Vena Energy Capital Pte Ltd., EMTN, 3.133%, 2/26/2025(a)	404,914

	Spain — 8.0%
500,000	ACS Servicios Comunicaciones y Energia, S.L., 1.875%, 4/20/2026, (EUR)(a)	655,895
400,000	Banco Bilbao Vizcaya Argentaria S.A., 1.000%, 6/21/2026, (EUR)(a)	513,679
500,000	Bankinter S.A., 0.625%, 10/06/2027, (EUR)(a)	621,566
500,000	Iberdrola International BV, (fixed rate to 2/22/2023, variable rate thereafter), 1.875%, (EUR)(a)(b)	626,096
600,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(a)(b)	746,668

		3,163,904

	Supranationals — 1.7%
600,000	European Investment Bank, 2.375%, 5/24/2027(a)	662,543

	Sweden — 1.6%
500,000	SKF AB, EMTN, 0.875%, 11/15/2029, (EUR)(a)	647,316

	United Kingdom — 5.2%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)(a)	718,536

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of December 31, 2020

Mirova Global Green Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
200,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)(a)	$264,317
600,000	Standard Chartered PLC, (fixed rate to 7/02/2026, variable rate thereafter), EMTN, 0.900%, 7/02/2027, (EUR)(a)	766,029
200,000	Transport for London, EMTN, 2.125%, 4/24/2025, (GBP)(a)	293,375

		2,042,257

	United States — 10.0%
500,000	Air Products & Chemicals, Inc., 2.050%, 5/15/2030(a)	533,374
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)(a)	789,987
400,000	Digital Euro Finco LLC, 2.500%, 1/16/2026, (EUR)(a)	543,986
300,000	DTE Electric Co., Series A, 4.050%, 5/15/2048(a)	394,300
100,000	Southern Power Co., 1.850%, 6/20/2026, (EUR)(a)	133,495
400,000	Southern Power Co., 4.150%, 12/01/2025(a)	458,809
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047(a)	268,174
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029(a)	823,969

		3,946,094

	Total Bonds and Notes (Identified Cost $31,051,174)	34,454,475

Short-Term Investments — 5.4%
2,129,169	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,129,169 on 1/04/2021 collateralized by $2,088,000 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $2,171,846 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,129,169)	2,129,169

	Total Investments — 92.5% (Identified Cost $33,180,343)	36,583,644
	Other assets less liabilities — 7.5%	2,952,153

	Net Assets — 100.0%	$39,535,797

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(a)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(b)	Perpetual bond with no specified maturity date.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,613,995 or 4.1% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

At December 31, 2020, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year Canada Government Bond	3/22/2021	6	$700,071	$702,805	$2,734
30 Year U.S. Treasury Bond	3/22/2021	3	521,953	519,562	(2,391)
Euro-Buxl® 30 Year Bond	3/08/2021	7	1,909,561	1,926,151	16,590

Total					$16,933

At December 31, 2020, open short futures contracts were as follows:

Financial and Currency Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	3/22/2021	2	$275,781	$276,156	$(375)
British Pound	3/15/2021	12	1,000,575	1,024,425	(23,850)
Canadian Dollar	3/16/2021	11	845,383	861,740	(16,357)
Euro	3/15/2021	163	24,365,713	24,951,225	(585,512)

Total					$(626,094)

Industry Summary at December 31, 2020

Utility - Electric	19.8%
Financial	12.8
Government National	12.3
Industrial	11.7
Bank	9.3
Special Purpose	5.5
Government Regional	4.6
Telephone	4.0
Transportation - Rail	2.4
Government Agency	2.0
Supra - National	1.7
Trans - Non Rail	1.0
Short-Term Investments	5.4

Total Investments	92.5
Other assets less liabilities (including futures contracts)	7.5

Net Assets	100.0%

Currency Exposure Summary at December 31, 2020

Euro	62.1%
United States Dollar	25.6
British Pound	2.6
Canadian Dollar	2.2

Total Investments	92.5
Other assets less liabilities (including futures contracts)	7.5

Net Assets	100.0%

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of December 31, 2020

Mirova Global Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 93.7% of Net Assets
	Belgium — 1.7%
208,515	KBC Group NV(a)	$14,592,121

	Denmark — 13.9%
73,146	Chr. Hansen Holding A/S(a)	7,557,566
43,821	Coloplast A/S, Series B	6,701,495
381,538	Novo Nordisk A/S, Class B	26,615,762
218,510	Orsted A/S, 144A	44,708,279
155,498	Vestas Wind Systems A/S	36,733,185

		122,316,287

	France — 4.4%
128,750	Danone S.A.	8,472,541
79,704	EssilorLuxottica S.A.	12,420,625
65,966	Orpea S.A.(a)	8,650,254
240,514	Valeo S.A.	9,486,894

		39,030,314

	Germany — 5.3%
43,338	Allianz SE, (Registered)	10,646,970
45,623	SAP SE	5,909,030
227,951	Symrise AG	30,304,566

		46,860,566

	Hong Kong — 2.2%
1,605,489	AIA Group Ltd.	19,564,679

	Japan — 4.1%
730,300	Sekisui House Ltd.	14,877,525
132,841	Takeda Pharmaceutical Co. Ltd.	4,807,430
384,300	Terumo Corp.	16,081,517

		35,766,472

	Netherlands — 3.6%
8,737	Adyen NV, 144A(a)	20,300,776
22,884	ASML Holding NV	11,079,905

		31,380,681

	Switzerland — 1.2%
16,292	Geberit AG, (Registered)	10,198,312

	Taiwan — 2.8%
226,036	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	24,646,966

	United Kingdom — 5.0%
4,188,626	Legal & General Group PLC	15,265,088
1,005,493	Prudential PLC	18,488,968
166,825	Unilever PLC	10,101,435

		43,855,491

	United States — 49.5%
40,768	Adobe, Inc.(a)	20,388,892
14,729	Alphabet, Inc., Class A(a)	25,814,635
77,845	American Water Works Co., Inc.	11,946,872
182,037	Aptiv PLC	23,717,601
106,118	Ball Corp.	9,888,075
28,328	Bright Horizons Family Solutions, Inc.(a)	4,900,461
123,286	Danaher Corp.	27,386,752
239,054	Eaton Corp. PLC	28,719,948
587,199	eBay, Inc.	29,506,750
154,628	Ecolab, Inc.	33,455,314
36,457	Estee Lauder Cos., Inc. (The), Class A	9,704,489
11,317	Intuitive Surgical, Inc.(a)	9,258,438
98,649	MasterCard, Inc., Class A	35,211,774
163,678	Microsoft Corp.	36,405,261
170,693	NextEra Energy, Inc.	13,168,965
98,028	Oracle Corp.	6,341,431
59,402	Roper Technologies, Inc.	25,607,608
	United States — continued
140,005	Signature Bank	18,941,276
67,900	Thermo Fisher Scientific, Inc.	31,626,462
115,002	Visa, Inc., Class A	25,154,387
60,080	Watts Water Technologies, Inc., Series A	7,311,736

		434,457,127

	Total Common Stocks (Identified Cost $683,740,104)	822,669,016

Principal Amount
Short-Term Investments — 4.9%
$43,085,058	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $43,085,058 on 1/04/2021 collateralized by $42,250,200 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $43,946,799 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $43,085,058)	43,085,058

	Total Investments — 98.6% (Identified Cost $726,825,162)	865,754,074
	Other assets less liabilities — 1.4%	12,016,577

	Net Assets — 100.0%	$877,770,651

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $65,009,055 or 7.4% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

IT Services	9.2%
Chemicals	8.0
Software	7.8
Electrical Equipment	7.5
Insurance	7.2
Health Care Equipment & Supplies	6.8
Electric Utilities	6.6
Semiconductors & Semiconductor Equipment	4.1
Banks	3.9
Auto Components	3.8
Life Sciences Tools & Services	3.6
Pharmaceuticals	3.6
Internet & Direct Marketing Retail	3.4
Interactive Media & Services	2.9
Industrial Conglomerates	2.9
Personal Products	2.3
Other Investments, less than 2% each	10.1
Short-Term Investments	4.9

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of December 31, 2020

Mirova Global Sustainable Equity Fund – (continued)

Currency Exposure Summary at December 31, 2020

United States Dollar	57.2%
Euro	16.2
Danish Krone	13.9
Japanese Yen	4.1
British Pound	3.8
Hong Kong Dollar	2.2
Swiss Franc	1.2

Total Investments	98.6
Other assets less liabilities	1.4

Net Assets	100.0%

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of December 31, 2020

Mirova International Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 95.2% of Net Assets
	Australia — 2.1%
20,487	Brambles Ltd.	$168,040
56,365	Stockland	181,979

		350,019

	Belgium — 4.6%
8,385	KBC Group NV(a)	586,792
3,745	Umicore S.A.	180,004

		766,796

	Denmark — 16.1%
2,711	Chr. Hansen Holding A/S(a)	280,105
1,458	Coloplast A/S, Series B	222,970
7,713	Novo Nordisk A/S, Class B	538,052
3,967	Orsted A/S, 144A	811,669
3,487	Vestas Wind Systems A/S	823,732

		2,676,528

	France — 16.9%
1,361	Air Liquide S.A.	223,132
21,633	Credit Agricole S.A.(a)	273,483
4,851	Danone S.A.	319,226
1,289	Dassault Systemes SE	261,434
1,433	EssilorLuxottica S.A.	223,311
664	L’Oreal S.A.	253,350
2,759	Orpea S.A.(a)	361,793
11,471	Suez S.A.	227,347
7,542	Valeo S.A.	297,488
3,769	Worldline S.A., 144A(a)	366,151

		2,806,715

	Germany — 6.4%
1,440	Allianz SE, (Registered)	353,769
3,442	SAP SE	445,803
2,008	Symrise AG	266,950

		1,066,522

	Hong Kong — 4.3%
58,395	AIA Group Ltd.	711,608

	Ireland — 3.6%
4,802	Kingspan Group PLC(a)	336,269
5,717	Smurfit Kappa Group PLC	267,231

		603,500

	Japan — 11.2%
2,600	Kao Corp.	200,866
20,900	Kubota Corp.	456,615
13,600	Sekisui House Ltd.	277,057
700	Shimano, Inc.	163,855
7,038	Takeda Pharmaceutical Co. Ltd.	254,701
8,800	Terumo Corp.	368,247
2,700	West Japan Railway Co.	141,372

		1,862,713

	Netherlands — 7.0%
225	Adyen NV, 144A(a)	522,796
1,332	ASML Holding NV	644,924

		1,167,720

	Norway — 0.6%
5,236	Telenor ASA	88,880

	Switzerland — 2.4%
643	Geberit AG, (Registered)	402,499

	Taiwan — 4.9%
7,475	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	815,074

	United Kingdom — 15.1%
4,229	Croda International PLC	380,314
11,813	Halma PLC	395,621
4,255	Johnson Matthey PLC	140,971
19,647	Land Securities Group PLC	181,460
147,076	Legal & General Group PLC	536,006
21,596	Prudential PLC	397,106
1,286	Spirax-Sarco Engineering PLC	198,512
4,684	Unilever PLC	283,621

		2,513,611

	Total Common Stocks (Identified Cost $11,220,562)	15,832,185

Principal Amount
Short-Term Investments — 1.2%
$201,105	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $201,105 on 1/04/2021 collateralized by $197,300 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $205,223 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $201,105)	201,105

	Total Investments — 96.4% (Identified Cost $11,421,667)	16,033,290
	Other assets less liabilities — 3.6%	596,019

	Net Assets — 100.0%	$16,629,309

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the value of Rule 144A holdings amounted to $1,700,616 or 10.2% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Insurance	12.0%
Chemicals	8.8
Semiconductors & Semiconductor Equipment	8.8
IT Services	5.3
Banks	5.2
Electrical Equipment	5.0
Electric Utilities	4.9
Pharmaceuticals	4.7
Building Products	4.4
Personal Products	4.4
Software	4.3
Machinery	3.9
Health Care Equipment & Supplies	3.5
Electronic Equipment, Instruments & Components	2.4
Health Care Providers & Services	2.2
Other Investments, less than 2% each	15.4
Short-Term Investments	1.2

Total Investments	96.4
Other assets less liabilities	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of December 31, 2020

Mirova International Sustainable Equity Fund – (continued)

Currency Exposure Summary at December 31, 2020

Euro	40.2%
Danish Krone	16.1
British Pound	13.4
Japanese Yen	11.2
United States Dollar	6.1
Hong Kong Dollar	4.3
Swiss Franc	2.4
Australian Dollar	2.1
Norwegian Krone	0.6

Total Investments	96.4
Other assets less liabilities	3.6

Net Assets	100.0%

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of December 31, 2020

Mirova U.S. Sustainable Equity Fund

Shares	Description	Value (†)
Common Stocks — 97.3% of Net Assets
	Auto Components — 2.6%
1,003	Aptiv PLC	$130,681

	Banks — 1.6%
616	Signature Bank	83,339

	Chemicals — 4.3%
1,023	Ecolab, Inc.	221,336

	Commercial Services & Supplies — 3.0%
1,281	Waste Management, Inc.	151,068

	Communications Equipment — 0.9%
981	Cisco Systems, Inc.	43,900

	Containers & Packaging — 1.5%
844	Ball Corp.	78,644

	Diversified Consumer Services — 2.1%
610	Bright Horizons Family Solutions, Inc.(a)	105,524

	Diversified Telecommunication Services — 1.3%
1,102	Verizon Communications, Inc.	64,743

	Electric Utilities — 4.5%
3,000	NextEra Energy, Inc.	231,450

	Electrical Equipment — 4.1%
1,759	Eaton Corp. PLC	211,326

	Electronic Equipment, Instruments & Components — 1.3%
963	Trimble, Inc.(a)	64,300

	Health Care Equipment & Supplies — 8.4%
1,271	Danaher Corp.	282,340
179	Intuitive Surgical, Inc.(a)	146,440

		428,780

	Household Products — 1.5%
867	Colgate-Palmolive Co.	74,137

	Independent Power & Renewable Electricity Producers — 2.5%
1,426	Ormat Technologies, Inc.	128,739

	Industrial Conglomerates — 3.7%
434	Roper Technologies, Inc.	187,093

	Interactive Media & Services — 2.0%
59	Alphabet, Inc., Class A(a)	103,406

	Internet & Direct Marketing Retail — 3.8%
3,908	eBay, Inc.	196,377

	IT Services — 8.1%
216	Accenture PLC, Class A	56,421
677	MasterCard, Inc., Class A	241,648
538	Visa, Inc., Class A	117,677

		415,746

	Life Sciences Tools & Services — 5.5%
608	Thermo Fisher Scientific, Inc.	283,194

	Machinery — 4.5%
826	Watts Water Technologies, Inc., Series A	100,524
1,262	Xylem, Inc.	128,459

		228,983

	Personal Products — 2.7%
526	Estee Lauder Cos., Inc. (The), Class A	140,016

	Pharmaceuticals — 2.0%
614	Eli Lilly & Co.	103,668

	Semiconductors & Semiconductor Equipment — 8.5%
1,139	First Solar, Inc.(a)	112,670
281	NVIDIA Corp.	146,738
	Semiconductors & Semiconductor Equipment — continued
1,600	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	$174,464

		433,872

	Software — 13.1%
504	Adobe, Inc.(a)	252,061
1,533	Microsoft Corp.	340,970
1,151	Oracle Corp.	74,458

		667,489

	Water Utilities — 3.8%
1,252	American Water Works Co., Inc.	192,144

	Total Common Stocks (Identified Cost $4,863,312)	4,969,955

	Total Investments — 97.3% (Identified Cost $4,863,312)	4,969,955
	Other assets less liabilities — 2.7%	138,824

	Net Assets — 100.0%	$5,108,779

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Software	13.1%
Semiconductors & Semiconductor Equipment	8.5
Health Care Equipment & Supplies	8.4
IT Services	8.1
Life Sciences Tools & Services	5.5
Electric Utilities	4.5
Machinery	4.5
Chemicals	4.3
Electrical Equipment	4.1
Internet & Direct Marketing Retail	3.8
Water Utilities	3.8
Industrial Conglomerates	3.7
Commercial Services & Supplies	3.0
Personal Products	2.7
Auto Components	2.6
Independent Power & Renewable Electricity Producers	2.5
Diversified Consumer Services	2.1
Pharmaceuticals	2.0
Interactive Media & Services	2.0
Other Investments, less than 2% each	8.1

Total Investments	97.3
Other assets less liabilities	2.7

Net Assets	100.0%

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark Fund

Shares	Description	Value (†)
Common Stocks — 96.9% of Net Assets
	Aerospace & Defense — 0.9%
14,400	General Dynamics Corp.	$2,143,008

	Auto Components — 2.0%
36,600	Aptiv PLC	4,768,614

	Automobiles — 2.5%
147,600	General Motors Co.	6,146,064

	Banks — 8.0%
254,300	Bank of America Corp.	7,707,833
130,900	Citigroup, Inc.	8,071,294
125,045	Wells Fargo & Co.	3,773,858

		19,552,985

	Beverages — 3.9%
28,200	Constellation Brands, Inc., Class A	6,177,210
104,404	Keurig Dr Pepper, Inc.	3,340,928

		9,518,138

	Biotechnology — 0.6%
3,040	Regeneron Pharmaceuticals, Inc.(a)	1,468,654

	Capital Markets — 12.0%
85,700	Bank of New York Mellon Corp. (The)	3,637,108
141,800	Charles Schwab Corp. (The)	7,521,072
19,865	Goldman Sachs Group, Inc. (The)	5,238,599
44,600	KKR & Co., Inc.	1,805,854
9,285	Moody’s Corp.	2,694,878
8,605	S&P Global, Inc.	2,828,722
77,800	State Street Corp.	5,662,284

		29,388,517

	Consumer Finance — 8.8%
253,300	Ally Financial, Inc.	9,032,678
36,044	American Express Co.	4,358,080
81,905	Capital One Financial Corp.	8,096,309

		21,487,067

	Electronic Equipment, Instruments & Components — 1.8%
35,900	TE Connectivity Ltd.	4,346,413

	Entertainment — 2.1%
9,585	Netflix, Inc.(a)	5,182,897

	Health Care Providers & Services — 5.5%
55,985	CVS Health Corp.	3,823,775
30,207	HCA Healthcare, Inc.	4,967,843
11,280	Humana, Inc.	4,627,846

		13,419,464

	Hotels, Restaurants & Leisure — 4.1%
46,145	Hilton Worldwide Holdings, Inc.	5,134,093
156,400	MGM Resorts International	4,928,164

		10,062,257

	Industrial Conglomerates — 2.0%
457,800	General Electric Co.	4,944,240

	Insurance — 3.8%
130,095	American International Group, Inc.	4,925,397
38,420	Reinsurance Group of America, Inc.	4,452,878

		9,378,275

	Interactive Media & Services — 7.0%
5,280	Alphabet, Inc., Class A(a)	9,253,940
28,695	Facebook, Inc., Class A(a)	7,838,326

		17,092,266

	Internet & Direct Marketing Retail — 5.1%
2,905	Booking Holdings, Inc.(a)	6,470,219
76,911	eBay, Inc.	3,864,778
	Internet & Direct Marketing Retail — continued
183,230	Qurate Retail, Inc., Class A	2,010,033

		12,345,030

	IT Services — 8.2%
20,620	Automatic Data Processing, Inc.	3,633,244
164,300	DXC Technology Co.	4,230,725
18,100	Fiserv, Inc.(a)	2,060,866
29,665	Gartner, Inc.(a)	4,752,036
5,545	MasterCard, Inc., Class A	1,979,232
15,805	Visa, Inc., Class A	3,457,028

		20,113,131

	Machinery — 5.1%
26,681	Caterpillar, Inc.	4,856,476
15,205	Cummins, Inc.	3,453,055
15,080	Parker-Hannifin Corp.	4,107,943

		12,417,474

	Media — 5.0%
7,660	Charter Communications, Inc., Class A(a)	5,067,473
138,100	Comcast Corp., Class A	7,236,440

		12,303,913

	Oil, Gas & Consumable Fuels — 5.1%
246,898	Apache Corp.	3,503,483
23,000	Concho Resources, Inc.	1,342,050
45,830	Diamondback Energy, Inc.	2,218,172
109,424	EOG Resources, Inc.	5,456,975

		12,520,680

	Real Estate Management & Development — 0.9%
35,700	CBRE Group, Inc., Class A(a)	2,239,104

	Software — 1.5%
15,398	Workday, Inc., Class A(a)	3,689,515

	Wireless Telecommunication Services — 1.0%
17,500	T-Mobile US, Inc.(a)	2,359,875

	Total Common Stocks (Identified Cost $180,154,080)	236,887,581

Principal Amount
Short-Term Investments — 3.1%
$7,690,879	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $7,690,879 on 1/04/2021 collateralized by $7,541,900 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $7,844,753 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,690,879)	7,690,879

	Total Investments — 100.0% (Identified Cost $187,844,959)	244,578,460
	Other assets less liabilities — 0.0%	23,483

	Net Assets — 100.0%	$244,601,943

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark Fund – (continued)

Industry Summary at December 31, 2020

Capital Markets	12.0%
Consumer Finance	8.8
IT Services	8.2
Banks	8.0
Interactive Media & Services	7.0
Health Care Providers & Services	5.5
Oil, Gas & Consumable Fuels	5.1
Machinery	5.1
Internet & Direct Marketing Retail	5.1
Media	5.0
Hotels, Restaurants & Leisure	4.1
Beverages	3.9
Insurance	3.8
Automobiles	2.5
Entertainment	2.1
Industrial Conglomerates	2.0
Auto Components	2.0
Other Investments, less than 2% each	6.7
Short-Term Investments	3.1

Total Investments	100.0
Other assets less liabilities	0.0 *

Net Assets	100.0%

*	Less than 0.1%

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Australia — 3.4%
4,726,650	AMP Ltd.	$5,680,120
498,900	Brambles Ltd.	4,092,123
631,058	Orica Ltd.	7,380,728

		17,152,971

	Belgium — 1.0%
72,500	Anheuser-Busch InBev S.A.	5,058,085

	Canada — 3.0%
1,343,767	Cenovus Energy, Inc.	8,181,471
109,900	Open Text Corp.	4,993,806
31,400	Restaurant Brands International, Inc.	1,918,854

		15,094,131

	China — 1.3%
10,000	Alibaba Group Holding Ltd., Sponsored ADR(a)	2,327,300
67,800	Alibaba Group Holding Ltd.(a)	1,971,929
59,500	Trip.com Group Ltd., ADR(a)	2,006,935

		6,306,164

	Finland — 1.0%
140,900	UPM-Kymmene OYJ	5,254,393

	France — 9.8%
308,405	Accor S.A.(a)	11,189,176
355,291	BNP Paribas S.A.(a)(b)	18,756,591
73,705	Bureau Veritas S.A.(a)	1,967,535
24,300	EssilorLuxottica S.A.	3,786,776
182,568	Publicis Groupe S.A.	9,073,874
117,412	Valeo S.A.	4,631,228

		49,405,180

	Germany — 20.5%
63,010	Allianz SE, (Registered)	15,479,846
313,530	Bayer AG, (Registered)	18,470,414
700	Bayer AG, (Registered)	41,220
185,200	Bayerische Motoren Werke AG	16,345,113
102,359	Continental AG	15,234,621
264,914	Daimler AG, (Registered)	18,776,917
90,500	Fresenius Medical Care AG & Co. KGaA	7,546,556
35,200	Henkel AG & Co. KGaA	3,391,891
813,800	thyssenkrupp AG(a)	8,064,012

		103,350,590

	India — 1.6%
960,775	Axis Bank Ltd.(a)	8,178,047

	Indonesia — 0.6%
6,322,400	Bank Mandiri Persero Tbk PT	2,852,976

	Ireland — 1.2%
50,763	Ryanair Holdings PLC, Sponsored ADR(a)	5,582,915
24,200	Ryanair Holdings PLC(a)	480,585

		6,063,500

	Italy — 4.1%
8,771,000	Intesa Sanpaolo SpA(a)	20,732,162

	Japan — 2.4%
208,800	Komatsu Ltd.	5,762,518
81,500	Toyota Motor Corp.	6,289,361

		12,051,879

	Korea — 1.6%
20,550	NAVER Corp.(a)	5,539,644
31,800	Samsung Electronics Co. Ltd.	2,374,680

		7,914,324

	Mexico — 1.0%
621,800	Grupo Televisa SAB, Sponsored ADR(a)	5,123,632

	Netherlands — 2.2%
136,244	EXOR NV	11,066,703

	South Africa — 2.5%
62,035	Naspers Ltd., N Shares	12,703,192

	Spain — 1.0%
68,130	Amadeus IT Group S.A.	5,029,169

	Sweden — 4.0%
358,555	Hennes & Mauritz AB, B Shares(a)	7,526,810
241,000	SKF AB, B Shares	6,270,641
273,000	Volvo AB, B Shares(a)	6,462,753

		20,260,204

	Switzerland — 14.2%
57,900	Cie Financiere Richemont S.A., (Registered)	5,230,800
1,590,634	Credit Suisse Group AG, (Registered)(b)	20,536,468
7,721,280	Glencore PLC(a)(b)	24,521,192
103,521	LafargeHolcim Ltd., (Registered)	5,682,036
66,300	Novartis AG, (Registered)	6,242,668
11,100	Roche Holding AG	3,866,113
19,555	Swatch Group AG (The)	5,315,892

		71,395,169

	United Kingdom — 21.3%
110,967	Ashtead Group PLC	5,226,656
49,481	Bunzl PLC	1,652,067
1,434,200	CNH Industrial NV(a)	18,028,483
260,700	Compass Group PLC	4,862,408
1,323,000	G4S PLC(a)	4,595,473
411,132	Liberty Global PLC, Class A(a)	9,957,617
44,094,900	Lloyds Banking Group PLC(a)	21,983,864
3,699,300	NatWest Group PLC(a)	8,456,541
564,100	Prudential PLC	10,372,650
3,169,300	Rolls-Royce Holdings PLC(a)	4,796,499
163,289	Schroders PLC	7,445,324
100	Schroders PLC, (Non Voting)	3,124
143,100	Smiths Group PLC	2,943,425
648,900	WPP PLC	7,031,473

		107,355,604

	Total Common Stocks (Identified Cost $459,600,389)	492,348,075

	Warrants — 0.0%
156,400	Cie Financiere Richemont S.A., Expiration on 11/22/2023(a) (Identified Cost $0)	40,632

Principal Amount
Short-Term Investments — 1.9%
$9,793,804	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $9,793,804 on 1/04/2021 collateralized by $8,525,300 U.S. Treasury Inflation Indexed Note, 0.125% due 1/15/2023 valued at $9,989,719 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $9,793,804)	9,793,804

	Total Investments — 99.6% (Identified Cost $469,394,193)	502,182,511
	Other assets less liabilities — 0.4%	1,976,843

	Net Assets — 100.0%	$504,159,354

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of December 31, 2020

Natixis Oakmark International Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
CHF	Swiss Franc

At December 31, 2020, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	6/16/2021	CHF	$5,897,000	$6,683,576	$6,692,695	$(9,119)

Industry Summary at December 31, 2020

Banks	16.1%
Automobiles	8.2
Machinery	7.2
Metals & Mining	6.5
Pharmaceuticals	5.7
Capital Markets	5.6
Insurance	5.1
Media	4.2
Auto Components	3.9
Internet & Direct Marketing Retail	3.8
Hotels, Restaurants & Leisure	3.6
Diversified Financial Services	3.3
Textiles, Apparel & Luxury Goods	2.9
Diversified Telecommunication Services	2.0
Other Investments, less than 2% each	19.6
Short-Term Investments	1.9

Total Investments	99.6
Other assets less liabilities (including forward foreign currency contracts)	0.4

Net Assets	100.0%

Currency Exposure Summary at December 31, 2020

Euro	43.3%
British Pound	20.6
Swiss Franc	9.3
United States Dollar	7.3
Swedish Krona	4.0
Australian Dollar	3.4
Canadian Dollar	2.6
South African Rand	2.5
Japanese Yen	2.4
Other, less than 2% each	4.2

Total Investments	99.6
Other assets less liabilities (including forward foreign currency contracts)	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of December 31, 2020

Natixis U.S. Equity Opportunities Fund

Shares	Description	Value (†)
Common Stocks — 96.1% of Net Assets
	Aerospace & Defense — 2.2%
99,842	Boeing Co. (The)	$21,372,178

	Air Freight & Logistics — 1.5%
151,905	Expeditors International of Washington, Inc.	14,447,685

	Automobiles — 1.5%
340,600	General Motors Co.	14,182,584

	Banks — 5.3%
692,160	Bank of America Corp.	20,979,370
340,605	Citigroup, Inc.	21,001,704
290,900	Wells Fargo & Co.	8,779,362

		50,760,436

	Beverages — 3.9%
66,391	Constellation Brands, Inc., Class A	14,542,949
243,450	Monster Beverage Corp.(a)	22,514,256

		37,057,205

	Biotechnology — 1.9%
60,644	BioMarin Pharmaceutical, Inc.(a)	5,317,872
27,615	Regeneron Pharmaceuticals, Inc.(a)	13,341,083

		18,658,955

	Capital Markets — 7.2%
372,045	Charles Schwab Corp. (The)	19,733,267
21,187	FactSet Research Systems, Inc.	7,044,677
40,200	Moody’s Corp.	11,667,648
17,926	MSCI, Inc.	8,004,497
131,634	SEI Investments Co.	7,565,006
204,600	State Street Corp.	14,890,788

		68,905,883

	Communications Equipment — 0.7%
151,996	Cisco Systems, Inc.	6,801,821

	Consumer Finance — 3.3%
87,100	American Express Co.	10,531,261
213,285	Capital One Financial Corp.	21,083,222

		31,614,483

	Electronic Equipment, Instruments & Components — 1.1%
89,400	TE Connectivity Ltd.	10,823,658

	Energy Equipment & Services — 0.7%
293,394	Schlumberger NV	6,404,791

	Entertainment — 3.9%
31,815	Netflix, Inc.(a)	17,203,325
108,635	Walt Disney Co. (The)(a)	19,682,489

		36,885,814

	Health Care Equipment & Supplies — 0.6%
6,746	Intuitive Surgical, Inc.(a)	5,518,903

	Health Care Providers & Services — 3.4%
144,100	CVS Health Corp.	9,842,030
73,100	HCA Healthcare, Inc.	12,022,026
26,020	Humana, Inc.	10,675,225

		32,539,281

	Health Care Technology — 0.9%
110,817	Cerner Corp.	8,696,918

	Hotels, Restaurants & Leisure — 5.3%
105,400	Hilton Worldwide Holdings, Inc.	11,726,804
422,500	MGM Resorts International	13,312,975
122,932	Starbucks Corp.	13,151,265
128,947	Yum China Holdings, Inc.	7,361,584
46,462	Yum! Brands, Inc.	5,043,915

		50,596,543

	Household Products — 0.6%
63,885	Colgate-Palmolive Co.	5,462,806

	Industrial Conglomerates — 1.4%
1,236,750	General Electric Co.	13,356,900

	Insurance — 2.7%
403,355	American International Group, Inc.	15,271,020
92,600	Reinsurance Group of America, Inc.	10,732,340

		26,003,360

	Interactive Media & Services — 9.4%
19,253	Alphabet, Inc., Class A(a)	33,743,578
6,567	Alphabet, Inc., Class C(a)	11,504,596
163,917	Facebook, Inc., Class A(a)	44,775,568

		90,023,742

	Internet & Direct Marketing Retail — 8.3%
101,011	Alibaba Group Holding Ltd., Sponsored ADR(a)	23,508,290
11,109	Amazon.com, Inc.(a)	36,181,235
8,665	Booking Holdings, Inc.(a)	19,299,295

		78,988,820

	IT Services — 3.6%
19,373	Automatic Data Processing, Inc.	3,413,523
384,300	DXC Technology Co.	9,895,725
96,644	Visa, Inc., Class A	21,138,942

		34,448,190

	Life Sciences Tools & Services — 1.2%
32,203	Illumina, Inc.(a)	11,915,110

	Machinery — 3.1%
66,300	Caterpillar, Inc.	12,067,926
65,098	Deere & Co.	17,514,617

		29,582,543

	Media — 3.1%
18,555	Charter Communications, Inc., Class A(a)	12,275,060
326,080	Comcast Corp., Class A	17,086,592

		29,361,652

	Oil, Gas & Consumable Fuels — 2.3%
690,541	Apache Corp.	9,798,777
238,738	EOG Resources, Inc.	11,905,864

		21,704,641

	Pharmaceuticals — 3.3%
164,016	Novartis AG, Sponsored ADR	15,488,031
55,025	Novo Nordisk A/S, Sponsored ADR	3,843,496
281,938	Roche Holding AG, Sponsored ADR	12,360,162

		31,691,689

	Semiconductors & Semiconductor Equipment — 3.8%
46,405	NVIDIA Corp.	24,232,691
82,377	QUALCOMM, Inc.	12,549,312

		36,782,003

	Software — 9.0%
88,795	Autodesk, Inc.(a)	27,112,665
56,702	Microsoft Corp.	12,611,659
282,089	Oracle Corp.	18,248,337
61,671	salesforce.com, Inc.(a)	13,723,648
59,760	Workday, Inc., Class A(a)	14,319,094

		86,015,403

	Textiles, Apparel & Luxury Goods — 0.9%
481,830	Under Armour, Inc., Class A(a)	8,273,021

	Total Common Stocks (Identified Cost $606,907,349)	918,877,018

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of December 31, 2020

Natixis U.S. Equity Opportunities Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 3.7%
$35,645,829	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $35,645,829 on 1/04/2021 collateralized by $32,708,800 U.S. Treasury Note, 2.125% due 12/31/2022 valued at $34,022,255; $2,258,300 U.S. Treasury Note, 1.500% due 2/28/2023 valued at $2,336,582 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $35,645,829)	$35,645,829

	Total Investments — 99.8% (Identified Cost $642,553,178)	954,522,847
	Other assets less liabilities — 0.2%	1,831,299

	Net Assets — 100.0%	$956,354,146

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at December 31, 2020

Interactive Media & Services	9.4%
Software	9.0
Internet & Direct Marketing Retail	8.3
Capital Markets	7.2
Banks	5.3
Hotels, Restaurants & Leisure	5.3
Beverages	3.9
Entertainment	3.9
Semiconductors & Semiconductor Equipment	3.8
IT Services	3.6
Health Care Providers & Services	3.4
Pharmaceuticals	3.3
Consumer Finance	3.3
Machinery	3.1
Media	3.1
Insurance	2.7
Oil, Gas & Consumable Fuels	2.3
Aerospace & Defense	2.2
Other Investments, less than 2% each	13.0
Short-Term Investments	3.7

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Mid Cap Fund

Shares	Description	Value (†)
Common Stocks — 99.3% of Net Assets
	Banks — 4.0%
111,350	Bank of N.T. Butterfield & Son Ltd. (The)	$3,469,666
82,975	PacWest Bancorp	2,107,565
164,225	TCF Financial Corp.	6,079,609

		11,656,840

	Beverages — 2.1%
27,205	Constellation Brands, Inc., Class A	5,959,255

	Building Products — 0.9%
21,275	Allegion PLC	2,475,985

	Capital Markets — 5.8%
57,825	Ares Management Corp., Class A	2,720,666
257,100	Brightsphere Investment Group, Inc.	4,956,888
22,350	Nasdaq, Inc.	2,966,739
65,350	Raymond James Financial, Inc.	6,252,035

		16,896,328

	Chemicals — 5.5%
165,725	Axalta Coating Systems Ltd.(a)	4,731,449
47,925	FMC Corp.	5,508,020
62,125	LyondellBasell Industries NV, Class A	5,694,377

		15,933,846

	Commercial Services & Supplies — 1.9%
86,850	IAA, Inc.(a)	5,643,513

	Communications Equipment — 2.8%
47,500	Motorola Solutions, Inc.	8,077,850

	Construction & Engineering — 2.9%
357,275	WillScot Mobile Mini Holdings Corp.(a)	8,278,062

	Consumer Finance — 0.7%
60,625	Synchrony Financial	2,104,294

	Containers & Packaging — 2.9%
17,625	Avery Dennison Corp.	2,733,814
56,975	Crown Holdings, Inc.(a)	5,708,895

		8,442,709

	Diversified Consumer Services — 3.2%
27,525	Grand Canyon Education, Inc.(a)	2,562,853
166,375	Laureate Education, Inc., Class A(a)	2,422,420
84,700	Terminix Global Holdings, Inc.(a)	4,320,547

		9,305,820

	Electric Utilities — 2.2%
45,575	Alliant Energy Corp.	2,348,480
70,300	Evergy, Inc.	3,902,353

		6,250,833

	Electrical Equipment — 6.8%
52,025	AMETEK, Inc.	6,291,903
40,200	Hubbell, Inc.	6,302,958
304,175	nVent Electric PLC	7,084,236

		19,679,097

	Electronic Equipment, Instruments & Components — 2.1%
13,125	CDW Corp.	1,729,744
33,975	Keysight Technologies, Inc.(a)	4,487,757

		6,217,501

	Food & Staples Retailing — 2.0%
118,875	Performance Food Group Co.(a)	5,659,639

	Health Care Equipment & Supplies — 2.0%
10,785	Cooper Cos., Inc. (The)	3,918,406
26,000	Hologic, Inc.(a)	1,893,580

		5,811,986

	Health Care Providers & Services — 0.7%
34,400	Centene Corp.(a)	2,065,032

	Hotels, Restaurants & Leisure — 1.2%
86,850	Aramark	3,341,988

	Independent Power & Renewable Electricity Producers — 2.5%
365,000	Vistra Corp.	7,175,900

	Insurance — 7.4%
32,900	Allstate Corp. (The)	3,616,697
21,500	Arthur J. Gallagher & Co.	2,659,765
144,250	Athene Holding Ltd., Class A(a)	6,222,945
86,850	First American Financial Corp.	4,484,065
39,350	Reinsurance Group of America, Inc.	4,560,665

		21,544,137

	IT Services — 4.8%
13,975	Booz Allen Hamilton Holding Corp.	1,218,341
24,165	CACI International, Inc., Class A(a)	6,025,059
17,745	Global Payments, Inc.	3,822,628
39,350	MAXIMUS, Inc.	2,880,026

		13,946,054

	Life Sciences Tools & Services — 5.6%
18,050	Agilent Technologies, Inc.	2,138,745
317,925	Avantor, Inc.(a)	8,949,589
28,437	IQVIA Holdings, Inc.(a)	5,095,057

		16,183,391

	Machinery — 10.5%
104,675	Crane Co.	8,129,060
70,950	Oshkosh Corp.	6,106,667
109,200	Otis Worldwide Corp.	7,376,460
114,800	Timken Co. (The)	8,880,928

		30,493,115

	Media — 3.0%
79,325	Nexstar Media Group, Inc., Class A	8,661,497

	Metals & Mining — 1.9%
399,625	Constellium SE(a)	5,590,754

	Multi-Utilities — 1.1%
25,150	Ameren Corp.	1,963,209
20,625	CMS Energy Corp.	1,258,331

		3,221,540

	Multiline Retail — 0.6%
8,825	Dollar General Corp.	1,855,898

	Oil, Gas & Consumable Fuels — 3.4%
47,925	Pioneer Natural Resources Co.	5,458,178
556,550	WPX Energy, Inc.(a)	4,535,883

		9,994,061

	REITs – Diversified — 0.7%
209,150	New Residential Investment Corp.	2,078,951

	REITs – Warehouse/Industrials — 1.2%
47,300	CyrusOne, Inc.	3,459,995

	Semiconductors & Semiconductor Equipment — 3.1%
18,475	Analog Devices, Inc.	2,729,312
16,975	CMC Materials, Inc.	2,568,317
37,400	Entegris, Inc.	3,594,140

		8,891,769

	Software — 1.7%
9,450	Check Point Software Technologies Ltd.(a)	1,256,000
5,020	RingCentral, Inc., Class A(a)	1,902,429
117,375	SolarWinds Corp.(a)	1,754,756

		4,913,185

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Mid Cap Fund – (continued)

Shares	Description	Value (†)
	Specialty Retail — 1.7%
180,150	Leslie’s, Inc.(a)	$4,999,162

	Thrifts & Mortgage Finance — 0.4%
29,875	Essent Group Ltd.	1,290,600

	Total Common Stocks (Identified Cost $237,205,306)	288,100,587

Principal Amount	Description	Value (†)
Short-Term Investments — 0.8%
$2,314,371	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,314,371 on 1/04/2021 collateralized by $2,361,000 U.S. Treasury Note, 0.125% due 8/15/2023 valued at $2,360,723 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,314,371)	2,314,371

	Total Investments — 100.1% (Identified Cost $239,519,677)	290,414,958
	Other assets less liabilities — (0.1)%	(359,636)

	Net Assets — 100.0%	$290,055,322

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at December 31, 2020

Machinery	10.5%
Insurance	7.4
Electrical Equipment	6.8
Capital Markets	5.8
Life Sciences Tools & Services	5.6
Chemicals	5.5
IT Services	4.8
Banks	4.0
Oil, Gas & Consumable Fuels	3.4
Diversified Consumer Services	3.2
Semiconductors & Semiconductor Equipment	3.1
Media	3.0
Containers & Packaging	2.9
Construction & Engineering	2.9
Communications Equipment	2.8
Independent Power & Renewable Electricity Producers	2.5
Electric Utilities	2.2
Electronic Equipment, Instruments & Components	2.1
Beverages	2.1
Health Care Equipment & Supplies	2.0
Food & Staples Retailing	2.0
Other Investments, less than 2% each	14.7
Short-Term Investments	0.8

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Small Cap Value Fund

Shares	Description	Value (†)
Common Stocks — 98.1% of Net Assets
	Biotechnology — 3.0%
63,275	Coherus BioSciences, Inc.(a)	$1,099,719
25,438	Emergent BioSolutions, Inc.(a)	2,279,245

		3,378,964

	Building Products — 3.9%
80,275	Builders FirstSource, Inc.(a)	3,276,022
11,975	Simpson Manufacturing Co., Inc.	1,119,064

		4,395,086

	Capital Markets — 4.8%
41,000	LPL Financial Holdings, Inc.	4,273,020
23,725	Moelis & Co., Class A	1,109,381

		5,382,401

	Chemicals — 6.1%
119,300	Axalta Coating Systems Ltd.(a)	3,406,015
190,175	Element Solutions, Inc.	3,371,803

		6,777,818

	Commercial Services & Supplies — 4.8%
32,000	Brady Corp., Class A	1,690,240
25,250	Ritchie Bros. Auctioneers, Inc.	1,756,138
9,050	UniFirst Corp.	1,915,794

		5,362,172

	Electronic Equipment, Instruments & Components — 5.7%
30,505	Fabrinet(a)	2,366,883
53,350	Insight Enterprises, Inc.(a)	4,059,401

		6,426,284

	Energy Equipment & Services — 1.0%
74,425	ChampionX Corp.(a)	1,138,703

	Food & Staples Retailing — 1.7%
39,950	Performance Food Group Co.(a)	1,902,020

	Health Care Providers & Services — 0.9%
15,575	AMN Healthcare Services, Inc.(a)	1,062,994

	Hotels, Restaurants & Leisure — 5.0%
22,750	Caesars Entertainment, Inc.(a)	1,689,642
136,650	International Game Technology PLC	2,314,851
37,150	Scientific Games Corp., Class A(a)	1,541,354

		5,545,847

	Insurance — 5.8%
62,275	First American Financial Corp.	3,215,258
167,425	Old Republic International Corp.	3,299,947

		6,515,205

	IT Services — 4.5%
8,205	CACI International, Inc., Class A(a)	2,045,753
56,075	DXC Technology Co.	1,443,931
95,250	Switch, Inc., Class A	1,559,242

		5,048,926

	Life Sciences Tools & Services — 2.8%
24,750	PRA Health Sciences, Inc.(a)	3,104,640

	Machinery — 9.3%
11,875	Alamo Group, Inc.	1,638,156
73,975	Federal Signal Corp.	2,453,751
28,050	SPX Corp.(a)	1,529,847
93,500	Trinity Industries, Inc.	2,467,465
172,650	Welbilt, Inc.(a)	2,278,980

		10,368,199

	Media — 3.7%
60,725	Sinclair Broadcast Group, Inc., Class A	1,934,091
	Media — continued
158,750	TEGNA, Inc.	2,214,563

		4,148,654

	Metals & Mining — 1.6%
27,350	Materion Corp.	1,742,742

	Oil, Gas & Consumable Fuels — 1.7%
134,450	Parsley Energy, Inc., Class A	1,909,190

	Professional Services — 3.1%
25,475	ASGN, Inc.(a)	2,127,927
12,525	FTI Consulting, Inc.(a)	1,399,293

		3,527,220

	Real Estate Management & Development — 2.5%
109,600	Cushman & Wakefield PLC(a)	1,625,368
32,850	Marcus & Millichap, Inc.(a)	1,223,005

		2,848,373

	REITs – Hotels — 2.1%
206,150	Sunstone Hotel Investors, Inc.	2,335,680

	Road & Rail — 2.3%
13,975	Saia, Inc.(a)	2,526,680

	Semiconductors & Semiconductor Equipment — 10.8%
21,450	CMC Materials, Inc.	3,245,385
18,125	MKS Instruments, Inc.	2,726,906
16,525	Nova Measuring Instruments Ltd.(a)	1,166,665
47,875	Onto Innovation, Inc.(a)	2,276,456
101,350	Tower Semiconductor Ltd.(a)	2,616,857

		12,032,269

	Specialty Retail — 1.2%
10,250	Group 1 Automotive, Inc.	1,344,185

	Textiles, Apparel & Luxury Goods — 1.7%
44,425	Capri Holdings Ltd.(a)	1,865,850

	Thrifts & Mortgage Finance — 1.3%
116,525	MGIC Investment Corp.	1,462,389

	Trading Companies & Distributors — 6.8%
26,625	GATX Corp.	2,214,667
46,125	Rush Enterprises, Inc., Class A	1,910,498
183,975	Univar Solutions, Inc.(a)	3,497,365

		7,622,530

	Total Common Stocks (Identified Cost $86,031,867)	109,775,021

Principal Amount
Short-Term Investments — 2.2%
$2,403,822	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2020 at 0.000% to be repurchased at $2,403,822 on 1/04/2021 collateralized by $2,452,200 U.S.Treasury Note, 0.125% due 8/15/2023 valued at $2,451,912 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $2,403,822)	2,403,822

	Total Investments — 100.3% (Identified Cost $88,435,689)	112,178,843
	Other assets less liabilities — (0.3)%	(285,678)

	Net Assets — 100.0%	$111,893,165

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of December 31, 2020

Vaughan Nelson Small Cap Value Fund – (continued)

Industry Summary at December 31, 2020

Semiconductors & Semiconductor Equipment	10.8%
Machinery	9.3
Trading Companies & Distributors	6.8
Chemicals	6.1
Insurance	5.8
Electronic Equipment, Instruments & Components	5.7
Hotels, Restaurants & Leisure	5.0
Capital Markets	4.8
Commercial Services & Supplies	4.8
IT Services	4.5
Building Products	3.9
Media	3.7
Professional Services	3.1
Biotechnology	3.0
Life Sciences Tools & Services	2.8
Real Estate Management & Development	2.5
Road & Rail	2.3
REITs – Hotels	2.1
Other Investments, less than 2% each	11.1
Short-Term Investments	2.2

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  74

Statements of Assets and Liabilities

December 31, 2020

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund
ASSETS
Investments at cost	$3,410,077,422	$30,669,721	$33,180,343	$726,825,162
Net unrealized appreciation	3,981,467,274	31,604,939	3,403,301	138,928,912

Investments at value	7,391,544,696	62,274,660	36,583,644	865,754,074
Cash	—	—	4,100	—
Due from brokers (including variation margin on futures contracts) (Note 2)	—	—	1,726,471	—
Foreign currency at value (identified cost $0, $0, $1,110,809 and $13,244,928, respectively)	—	—	1,120,479	13,248,783
Receivable for Fund shares sold	13,088,126	22,982	498,789	8,589,355
Receivable for securities sold	20,016,408	168,165	—	—
Dividends and interest receivable	5,416,352	44,778	283,942	172,189
Tax reclaims receivable	—	—	4,627	196,532
Unrealized appreciation on futures contracts (Note 2)	—	—	19,324	—
Prepaid expenses (Note 9)	476	4	2	12

TOTAL ASSETS	7,430,066,058	62,510,589	40,241,378	887,960,945

LIABILITIES
Options written, at value (premiums received $184,084,693, $1,558,471, $0 and $0, respectively) (Note 2)	239,223,060	2,025,420	—	—
Payable for securities purchased	51,529,028	372,141	—	9,276,398
Payable for Fund shares redeemed	9,134,781	56,055	400	243,805
Unrealized depreciation on futures contracts (Note 2)	—	—	628,485	—
Management fees payable (Note 6)	3,443,689	19,036	5,710	538,730
Deferred Trustees’ fees (Note 6)	1,116,489	49,646	15,636	27,129
Administrative fees payable (Note 6)	258,085	2,147	1,392	27,870
Payable to distributor (Note 6d)	48,473	224	227	10,902
Audit and tax services fees payable	46,479	45,027	37,419	37,244
Other accounts payable and accrued expenses	302,691	37,347	16,312	28,216

TOTAL LIABILITIES	305,102,775	2,607,043	705,581	10,190,294

NET ASSETS	$7,124,963,283	$59,903,546	$39,535,797	$877,770,651

NET ASSETS CONSIST OF:
Paid-in capital	$4,359,137,546	$38,616,237	$37,154,146	$726,110,558
Accumulated earnings	2,765,825,737	21,287,309	2,381,651	151,660,093

NET ASSETS	$7,124,963,283	$59,903,546	$39,535,797	$877,770,651

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$987,701,660	$1,456,130	$5,673,564	$33,624,853

Shares of beneficial interest	26,872,195	103,784	526,963	1,717,849

Net asset value and redemption price per share	$36.76	$14.03	$10.77	$19.57

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$39.00	$14.89	$11.25	$20.76

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$142,622,605	$740,570	$—	$11,196,093

Shares of beneficial interest	3,896,544	53,032	—	590,914

Net asset value and offering price per share	$36.60	$13.96	$—	$18.95

Class N shares:
Net assets	$369,828,593	$727,931	$11,781,066	$72,768,324

Shares of beneficial interest	10,067,407	51,952	1,091,109	3,691,816

Net asset value, offering and redemption price per share	$36.74	$14.01	$10.80	$19.71

Class Y shares:
Net assets	$5,624,810,425	$56,978,915	$22,081,167	$760,181,381

Shares of beneficial interest	153,139,528	4,063,899	2,047,318	38,566,656

Net asset value, offering and redemption price per share	$36.73	$14.02	$10.79	$19.71

See accompanying notes to financial statements.

75  |

Statements of Assets and Liabilities (continued)

December 31, 2020

	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund
ASSETS
Investments at cost	$11,421,667	$4,863,312	$187,844,959	$469,394,193
Net unrealized appreciation	4,611,623	106,643	56,733,501	32,788,318

Investments at value	16,033,290	4,969,955	244,578,460	502,182,511
Cash	—	139,688	—	—
Foreign currency at value (identified cost $597,223, $0, $0 and $203, respectively)	612,144	—	—	205
Receivable for Fund shares sold	—	—	1,425,041	510,941
Receivable from investment adviser (Note 6)	5,745	33,247	—	—
Receivable for securities sold	—	—	175,236	1,042,374
Dividends receivable	15,685	787	72,098	104,845
Tax reclaims receivable	28,090	—	68,912	2,594,226
Prepaid expenses (Note 9)	1	—	15	32

TOTAL ASSETS	16,694,955	5,143,677	246,319,762	506,435,134

LIABILITIES
Payable for securities purchased	—	—	—	296,222
Payable for Fund shares redeemed	70	—	828,285	1,055,932
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	—	9,119
Foreign taxes payable (Note 2)	—	—	—	343,817
Management fees payable (Note 6)	—	—	141,887	281,631
Deferred Trustees’ fees (Note 6)	7,651	45	653,263	121,833
Administrative fees payable (Note 6)	586	95	8,823	18,823
Payable to distributor (Note 6d)	3	—	1,183	12,190
Audit and tax services fees payable	37,229	33,774	36,647	56,434
Other accounts payable and accrued expenses	20,107	984	47,731	79,779

TOTAL LIABILITIES	65,646	34,898	1,717,819	2,275,780

NET ASSETS	$16,629,309	$5,108,779	$244,601,943	$504,159,354

NET ASSETS CONSIST OF:
Paid-in capital	$11,771,336	$5,002,136	$194,324,598	$620,321,097
Accumulated earnings (loss)	4,857,973	106,643	50,277,345	(116,161,743)

NET ASSETS	$16,629,309	$5,108,779	$244,601,943	$504,159,354

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$75,880	$1,021	$170,702,342	$131,629,650

Shares of beneficial interest	5,438	100	7,359,397	9,302,602

Net asset value and redemption price per share	$13.95	$10.21	$23.20	$14.15

Offering price per share (100/94.25 of net asset value) (Note 1)	$14.80	$10.83	$24.62	$15.01

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$1,021	$35,940,294	$96,771,791

Shares of beneficial interest	—	100	1,875,249	6,984,910

Net asset value and offering price per share	$—	$10.21	$19.17	$13.85

Class N shares:
Net assets	$16,478,271	$5,105,716	$364,214	$290,055

Shares of beneficial interest	1,177,575	500,000	14,735	20,582

Net asset value, offering and redemption price per share	$13.99	$10.21	$24.72	$14.09

Class Y shares:
Net assets	$75,158	$1,021	$37,595,093	$275,467,858

Shares of beneficial interest	5,375	100	1,523,265	19,565,450

Net asset value, offering and redemption price per share	$13.98	$10.21	$24.68	$14.08

See accompanying notes to financial statements.

|  76

Statements of Assets and Liabilities (continued)

December 31, 2020

	Natixis U.S. Equity Opportunities Fund	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
ASSETS
Investments at cost	$642,553,178	$239,519,677	$88,435,689
Net unrealized appreciation	311,969,669	50,895,281	23,743,154

Investments at value	954,522,847	290,414,958	112,178,843
Cash	114	—	—
Receivable for Fund shares sold	108,474	94,499	59,436
Receivable for securities sold	2,661,017	—	—
Dividends receivable	315,860	174,213	22,939
Tax reclaims receivable	474,222	—	—
Prepaid expenses (Note 9)	55	19	6

TOTAL ASSETS	958,082,589	290,683,689	112,261,224

LIABILITIES
Payable for Fund shares redeemed	439,429	180,472	15,741
Management fees payable (Note 6)	605,623	171,606	55,170
Deferred Trustees’ fees (Note 6)	519,467	188,240	227,199
Administrative fees payable (Note 6)	33,572	10,339	3,989
Payable to distributor (Note 6d)	4,523	2,675	631
Audit and tax services fees payable	38,197	37,185	36,658
Other accounts payable and accrued expenses	87,632	37,850	28,671

TOTAL LIABILITIES	1,728,443	628,367	368,059

NET ASSETS	$956,354,146	$290,055,322	$111,893,165

NET ASSETS CONSIST OF:
Paid-in capital	$611,405,332	$240,791,073	$93,511,847
Accumulated earnings	344,948,814	49,264,249	18,381,318

NET ASSETS	$956,354,146	$290,055,322	$111,893,165

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$649,753,707	$30,567,274	$61,571,494

Shares of beneficial interest	16,645,405	1,402,808	3,688,523

Net asset value and redemption price per share	$39.04	$21.79	$16.69

Offering price per share (100/94.25 of net asset value) (Note 1)	$41.42	$23.12	$17.71

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$63,126,230	$14,022,744	$983,253

Shares of beneficial interest	2,883,714	695,747	117,832

Net asset value and offering price per share	$21.89	$20.15	$8.34

Class N shares:
Net assets	$172,237	$17,964,791	$23,220

Shares of beneficial interest	3,600	814,099	1,326

Net asset value, offering and redemption price per share	$47.84	$22.07	$17.52	*

Class Y shares:
Net assets	$243,301,972	$227,500,513	$49,315,198

Shares of beneficial interest	5,095,976	10,293,592	2,816,252

Net asset value, offering and redemption price per share	$47.74	$22.10	$17.51

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

77  |

Statements of Operations

For the Year Ended December 31, 2020

	Gateway Fund	Gateway Equity Call Premium Fund	Mirova Global Green Bond Fund	Mirova Global Sustainable Equity Fund
INVESTMENT INCOME
Dividends	$129,837,610	$1,045,529	$—	$3,611,778
Interest	319,689	2,792	597,312	13,242
Less net foreign taxes withheld	(69,851)	(2,801)	—	(250,039)

	130,087,448	1,045,520	597,312	3,374,981

Expenses
Management fees (Note 6)	45,426,590	366,204	199,574	2,655,276
Service and distribution fees (Note 6)	4,129,419	12,145	9,170	123,018
Administrative fees (Note 6)	3,152,031	24,814	15,988	145,476
Trustees’ fees and expenses (Note 6)	415,321	24,110	18,993	31,426
Transfer agent fees and expenses (Notes 6 and 8)	4,573,314	30,449	22,026	179,490
Audit and tax services fees	52,196	50,699	42,723	42,338
Custodian fees and expenses (Note 7)	262,382	65,113	12,467	46,177
Interest expense (Note 11)	—	243	7,309	14,256
Legal fees (Note 9)	176,409	1,666	1,239	7,020
Registration fees	130,752	65,650	50,332	81,560
Shareholder reporting expenses	225,360	4,996	9,396	21,989
Miscellaneous expenses (Notes 7 and 9)	213,157	28,450	26,503	34,854

Total expenses	58,756,931	674,539	415,720	3,382,880
Less waiver and/or expense reimbursement (Notes 6 and 7)	(4,823,475)	(127,227)	(154,739)	(107,456)

Net expenses	53,933,456	547,312	260,981	3,275,424

Net investment income	76,153,992	498,208	336,331	99,557

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	774,364,455	2,251,759	1,483,621	14,289,267
Futures contracts	—	—	(1,057,769)	—
Options written	(727,504,128)	(5,568,743)	—	—
Foreign currency transactions (Note 2c)	364	19	53,414	198,677
Net change in unrealized appreciation (depreciation) on:
Investments	259,536,264	5,742,221	2,110,493	109,253,716
Futures contracts	—	—	(213,438)	—
Options written	17,165,193	111,673	—	—
Foreign currency translations (Note 2c)	(59)	3	38,341	15,857

Net realized and unrealized gain on investments, futures contracts, options written and foreign currency transactions	323,562,089	2,536,932	2,414,662	123,757,517

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,716,081	$3,035,140	$2,750,993	$123,857,074

See accompanying notes to financial statements.

|  78

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Mirova International Sustainable Equity Fund	Mirova U.S. Sustainable Equity Fund(a)	Natixis Oakmark Fund	Natixis Oakmark International Fund
INVESTMENT INCOME
Dividends	$283,081	$937	$3,893,021 (b)	$7,357,991
Non-cash dividends (Note 2b)	—	—	—	368,713
Interest	778	—	17,838	18,574
Less net foreign taxes withheld	(30,406)	(149)	(1,216)	(930,539)

	253,453	788	3,909,643	6,814,739

Expenses
Management fees (Note 6)	133,936	1,431	1,564,875	3,896,753
Service and distribution fees (Note 6)	54	1	754,175	1,385,832
Administrative fees (Note 6)	7,372	95	99,193	220,057
Trustees’ fees and expenses (Note 6)	17,306	180	104,888	48,953
Transfer agent fees and expenses (Notes 6 and 8)	3,311	12	214,934	944,753
Audit and tax services fees	42,321	33,774	41,110	61,458
Custodian fees and expenses (Note 7)	20,733	178	9,806	173,309
Interest expense (Note 11)	5,788	—	334	3,016
Legal fees (Note 9)	702	10	5,810	12,313
Registration fees	46,654	100	54,840	100,649
Shareholder reporting expenses	4,809	219	24,629	49,479
Miscellaneous expenses (Notes 7 and 9)	25,924	1,591	32,163	46,057

Total expenses	308,910	37,591	2,906,757	6,942,629
Less waiver and/or expense reimbursement (Notes 6 and 7)	(152,365)	(35,939)	(1,020)	(373,638)

Net expenses	156,545	1,652	2,905,737	6,568,991

Net investment income (loss)	96,908	(864)	1,003,906	245,748

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,551,490	—	14,582,175	(97,339,953)
Payments by affiliates (Note 6)	66,060	—	—	—
Forward foreign currency contracts (Note 2d)	—	—	—	(378,942)
Foreign currency transactions (Note 2c)	43,535	—	—	(50,110)
Net change in unrealized appreciation (depreciation) on:
Investments	1,720,232	106,643	5,121,754	79,503,626
Forward foreign currency contracts (Note 2d)	—	—	—	61,140
Foreign currency translations (Note 2c)	12,113	—	—	217,930

Net realized and unrealized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	3,393,430	106,643	19,703,929	(17,986,309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,490,338	$105,779	$20,707,835	$(17,740,561)

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.
(b)	Includes non-recurring dividends of $573,645.

See accompanying notes to financial statements.

79  |

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Natixis U.S. Equity Opportunities Fund	Vaughan Nelson Mid Cap Fund	Vaughan Nelson Small Cap Value Fund
INVESTMENT INCOME
Dividends	$9,082,023	$4,315,081	$1,241,208
Interest	30,834	4,793	5,341
Less net foreign taxes withheld	(133,133)	—	(1,285)

	8,979,724	4,319,874	1,245,264

Expenses
Management fees (Note 6)	6,544,600	2,229,300	840,431
Service and distribution fees (Note 6)	2,083,978	223,434	144,395
Administrative fees (Note 6)	383,038	123,422	41,239
Trustees’ fees and expenses (Note 6)	113,843	49,368	48,032
Transfer agent fees and expenses (Notes 6 and 8)	668,296	288,903	107,514
Audit and tax services fees	43,095	41,999	41,109
Custodian fees and expenses (Note 7)	47,132	15,557	11,746
Interest expense (Note 11)	453	2,419	187
Legal fees (Note 9)	21,937	6,573	2,418
Registration fees	70,370	67,356	57,127
Shareholder reporting expenses	50,938	20,402	13,475
Miscellaneous expenses (Notes 7 and 9)	46,149	32,872	28,773

Total expenses	10,073,829	3,101,605	1,336,446
Less waiver and/or expense reimbursement (Notes 6 and 7)	(1,022)	(237,006)	(193,163)

Net expenses	10,072,807	2,864,599	1,143,283

Net investment income (loss)	(1,093,083)	1,455,275	101,981

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	130,277,857	27,799,575	(3,132,416)
Net change in unrealized appreciation (depreciation) on:
Investments	34,019,289	(16,338,813)	10,854,499

Net realized and unrealized gain on investments	164,297,146	11,460,762	7,722,083

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,204,063	$12,916,037	$7,824,064

See accompanying notes to financial statements.

|  80

Statements of Changes in Net Assets

	Gateway Fund		Gateway Equity Call Premium Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$76,153,992	$105,912,778	$498,208	$633,336
Net realized gain (loss) on investments, options written and foreign currency transactions	46,860,691	(1,125,482,443)	(3,316,965)	(4,575,650)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	276,701,398	1,872,931,084	5,853,897	13,729,955

Net increase in net assets resulting from operations	399,716,081	853,361,419	3,035,140	9,787,641

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,569,381)	(12,705,939)	(11,504)	(19,337)
Class C	(262,085)	(840,122)	(567)	(1,035)
Class N	(4,232,561)	(3,571,259)	(5,747)	(2,711)
Class Y	(63,649,192)	(88,571,859)	(479,450)	(629,887)

Total distributions	(76,713,219)	(105,689,179)	(497,268)	(652,970)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(1,355,251,327)	(728,793,632)	(7,048,972)	(15,070,318)

Net increase (decrease) in net assets	(1,032,248,465)	18,878,608	(4,511,100)	(5,935,647)
NET ASSETS
Beginning of the year	8,157,211,748	8,138,333,140	64,414,646	70,350,293

End of the year	$7,124,963,283	$8,157,211,748	$59,903,546	$64,414,646

See accompanying notes to financial statements.

81  |

Statements of Changes in Net Assets (continued)

	Mirova Global Green Bond Fund		Mirova Global Sustainable Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$336,331	$371,311	$99,557	$471,120
Net realized gain on investments, futures contracts and foreign currency transactions	479,266	1,000,007	14,487,944	1,868,979
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,935,396	1,256,056	109,269,573	27,311,333

Net increase in net assets resulting from operations	2,750,993	2,627,374	123,857,074	29,651,432

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(169,497)	(48,042)	(119,993)	(181,226)
Class C	—	—	(49,885)	(68,161)
Class N	(504,197)	(686,274)	(227,737)	(139,240)
Class Y	(699,849)	(140,394)	(2,280,679)	(1,933,861)

Total distributions	(1,373,543)	(874,710)	(2,678,294)	(2,322,488)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	1,227,038	6,110,172	609,269,464	38,380,676

Net increase in net assets	2,604,488	7,862,836	730,448,244	65,709,620
NET ASSETS
Beginning of the year	36,931,309	29,068,473	147,322,407	81,612,787

End of the year	$39,535,797	$36,931,309	$877,770,651	$147,322,407

See accompanying notes to financial statements.

|  82

Statements of Changes in Net Assets (continued)

	Mirova International Sustainable Equity Fund		Mirova U.S. Sustainable Equity Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2020(a)
FROM OPERATIONS:
Net investment income (loss)	$96,908	$184,654	$(864)
Net realized gain on investments and foreign currency transactions	1,661,085	41,973	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,732,345	2,861,207	106,643

Net increase in net assets resulting from operations	3,490,338	3,087,834	105,779

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,930)	(12)	—
Class N	(1,544,820)	(205,624)	—
Class Y	(6,899)	(86)	—

Total distributions	(1,558,649)	(205,722)	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(2,508,593)	4,287,311	5,003,000

Net increase (decrease) in net assets	(576,904)	7,169,423	5,108,779
NET ASSETS
Beginning of the year	17,206,213	10,036,790	—

End of the year	$16,629,309	$17,206,213	$5,108,779

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

See accompanying notes to financial statements.

83  |

Statements of Changes in Net Assets (continued)

	Natixis Oakmark Fund		Natixis Oakmark International Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$1,003,906	$2,288,224	$245,748	$17,206,258
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	14,582,175	14,578,257	(97,769,005)	(15,858,364)
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	5,121,754	50,910,323	79,782,696	136,447,696

Net increase (decrease) in net assets resulting from operations	20,707,835	67,776,804	(17,740,561)	137,795,590

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,572,150)	(16,820,039)	(310,049)	(5,093,122)
Class C	(3,470,297)	(5,798,979)	—	(4,034,677)
Class N	(30,687)	(37,043)	(1,852)	(27,558)
Class Y	(3,143,507)	(5,261,958)	(1,281,600)	(8,066,849)

Total distributions	(21,216,641)	(27,918,019)	(1,593,501)	(17,222,206)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(38,326,966)	(28,613,857)	(74,342,754)	(208,787,046)

Net increase (decrease) in net assets	(38,835,772)	11,244,928	(93,676,816)	(88,213,662)
NET ASSETS
Beginning of the year	283,437,715	272,192,787	597,836,170	686,049,832

End of the year	$244,601,943	$283,437,715	$504,159,354	$597,836,170

See accompanying notes to financial statements.

|  84

Statements of Changes in Net Assets (continued)

	Natixis U.S. Equity Opportunities Fund		Vaughan Nelson Mid Cap Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income (loss)	$(1,093,083)	$4,347,188	$1,455,275	$1,697,453
Net realized gain on investments	130,277,857	90,186,547	27,799,575	26,643,511
Net change in unrealized appreciation (depreciation) on investments	34,019,289	167,414,696	(16,338,813)	96,669,546

Net increase in net assets resulting from operations	163,204,063	261,948,431	12,916,037	125,010,510

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(78,012,779)	(63,482,836)	(3,468,834)	(293,257)
Class C	(13,186,942)	(12,360,421)	(1,857,110)	(183,363)
Class N	(21,295)	(44,503)	(2,038,286)	(212,174)
Class Y	(24,792,696)	(26,597,489)	(26,620,537)	(3,167,841)

Total distributions	(116,013,712)	(102,485,249)	(33,984,767)	(3,856,635)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(70,200,600)	(78,802,617)	(61,208,438)	(340,544,321)

Net increase (decrease) in net assets	(23,010,249)	80,660,565	(82,277,168)	(219,390,446)
NET ASSETS
Beginning of the year	979,364,395	898,703,830	372,332,490	591,722,936

End of the year	$956,354,146	$979,364,395	$290,055,322	$372,332,490

See accompanying notes to financial statements.

85  |

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Small Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019
FROM OPERATIONS:
Net investment income	$101,981	$258,053
Net realized gain (loss) on investments	(3,132,416)	3,647,835
Net change in unrealized appreciation (depreciation) on investments	10,854,499	24,895,047

Net increase in net assets resulting from operations	7,824,064	28,800,935

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(376,748)	(475,801)
Class C	(14,118)	(18,939)
Class N	(179)	(194)
Class Y	(344,758)	(411,969)

Total distributions	(735,803)	(906,903)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 13)	(8,673,052)	(42,810,460)

Net decrease in net assets	(1,584,791)	(14,916,428)
NET ASSETS
Beginning of the year	113,477,956	128,394,384

End of the year	$111,893,165	$113,477,956

See accompanying notes to financial statements.

|  86

Financial Highlights

For a share outstanding throughout each period.

	Gateway Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$34.69	$31.65	$33.47	$30.84	$29.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.37	0.34	0.39	0.41
Net realized and unrealized gain (loss)	2.08	3.05	(1.80)	2.58	1.13

Total from Investment Operations	2.38	3.42	(1.46)	2.97	1.54

LESS DISTRIBUTIONS FROM:
Net investment income	(0.31)	(0.38)	(0.36)	(0.34)	(0.42)

Net asset value, end of the period	$36.76	$34.69	$31.65	$33.47	$30.84

Total return(b)(c)	6.92%	10.84%	(4.39)%	9.66%	5.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$987,702	$1,125,464	$1,177,641	$1,669,272	$1,755,576
Net expenses(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Gross expenses	1.02%	1.01%	1.01%	1.02%	1.02%
Net investment income	0.88%	1.12%	1.03%	1.20%	1.39%
Portfolio turnover rate	22%	12%	10%	34%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$34.54	$31.50	$33.32	$30.72	$29.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.12	0.09	0.14	0.19
Net realized and unrealized gain (loss)	2.07	3.03	(1.80)	2.57	1.11

Total from Investment Operations	2.11	3.15	(1.71)	2.71	1.30

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.11)	(0.11)	(0.11)	(0.19)

Net asset value, end of the period	$36.60	$34.54	$31.50	$33.32	$30.72

Total return(b)(c)	6.13%	10.02%	(5.15)%	8.85%	4.42%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$142,623	$215,947	$272,904	$336,891	$366,584
Net expenses(d)	1.70%	1.70%	1.70%	1.70%	1.70%
Gross expenses	1.77%	1.76%	1.76%	1.77%	1.77%
Net investment income	0.12%	0.37%	0.27%	0.44%	0.63%
Portfolio turnover rate	22%	12%	10%	34%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$34.68	$31.63	$33.46	$31.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.47	0.44	0.32
Net realized and unrealized gain (loss)	2.07	3.06	(1.81)	1.56

Total from Investment Operations	2.47	3.53	(1.37)	1.88

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.48)	(0.46)	(0.31)

Net asset value, end of the period	$36.74	$34.68	$31.63	$33.46

Total return(b)	7.25%	11.17%	(4.13)%	5.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$369,829	$369,793	$179,727	$126,262
Net expenses(d)	0.65%	0.65%	0.65%	0.65	%(e)
Gross expenses	0.70%	0.69%	0.70%	0.74	%(e)
Net investment income	1.17%	1.40%	1.32%	1.42	%(e)
Portfolio turnover rate	22%	12%	10%	34	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$34.67	$31.63	$33.46	$30.83	$29.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.38	0.46	0.43	0.47	0.49
Net realized and unrealized gain (loss)	2.07	3.04	(1.81)	2.58	1.12

Total from Investment Operations	2.45	3.50	(1.38)	3.05	1.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.46)	(0.45)	(0.42)	(0.49)

Net asset value, end of the period	$36.73	$34.67	$31.63	$33.46	$30.83

Total return(b)	7.19%	11.12%	(4.18)%	9.93%	5.48%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,624,810	$6,446,007	$6,508,061	$6,392,640	$5,550,008
Net expenses(c)	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	0.77%	0.76%	0.76%	0.77%	0.77%
Net investment income	1.12%	1.37%	1.28%	1.44%	1.63%
Portfolio turnover rate	22%	12%	10%	34%	14%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.07	$11.32	$12.08	$10.89	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	0.10	0.09	0.10	0.11
Net realized and unrealized gain (loss)	0.95	1.76	(0.76)	1.18	0.66

Total from Investment Operations	1.04	1.86	(0.67)	1.28	0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)	(0.11)	(0.09)	(0.09)	(0.10)

Net asset value, end of the period	$14.03	$13.07	$11.32	$12.08	$10.89

Total return(b)(c)	8.06%	16.46%	(5.60)%	11.80%	7.58%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,456	$2,363	$2,375	$7,085	$6,507
Net expenses(d)	1.20%	1.20%	1.20%	1.20%	1.20%
Gross expenses	1.43%	1.42%	1.44%	1.30%	1.31%
Net investment income	0.69%	0.82%	0.73%	0.85%	1.02%
Portfolio turnover rate	15%	17%	58%	19%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.03	$11.29	$12.05	$10.87	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.01	0.00 (b)	0.01	0.02
Net realized and unrealized gain (loss)	0.95	1.74	(0.75)	1.18	0.68

Total from Investment Operations	0.94	1.75	(0.75)	1.19	0.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.01)	(0.01)	(0.01)	(0.05)

Net asset value, end of the period	$13.96	$13.03	$11.29	$12.05	$10.87

Total return(c)(d)	7.23%	15.54%	(6.24)%	10.95%	6.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$741	$727	$849	$648	$524
Net expenses(e)	1.95%	1.95%	1.95%	1.95%	1.95%
Gross expenses	2.17%	2.17%	2.19%	2.05%	1.98%
Net investment income (loss)	(0.10)%	0.07%	0.02%	0.10%	0.23%
Portfolio turnover rate	15%	17%	58%	19%	24%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.06	$11.32	$12.09	$11.34

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12	0.13	0.13	0.10
Net realized and unrealized gain (loss)	0.95	1.76	(0.77)	0.75

Total from Investment Operations	1.07	1.89	(0.64)	0.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.15)	(0.13)	(0.10)

Net asset value, end of the period	$14.01	$13.06	$11.32	$12.09

Total return(b)	8.36%	16.73%	(5.32)%	7.50	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$728	$530	$1	$1
Net expenses(d)	0.90%	0.90%	0.90%	0.90	%(e)
Gross expenses	1.29%	1.63%	15.41%	14.26	%(e)
Net investment income	0.95%	1.03%	1.04%	1.22	%(e)
Portfolio turnover rate	15%	17%	58%	19	%(f)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.07	$11.32	$12.09	$10.89	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.13	0.12	0.13	0.13
Net realized and unrealized gain (loss)	0.96	1.76	(0.76)	1.19	0.67

Total from Investment Operations	1.07	1.89	(0.64)	1.32	0.80

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.14)	(0.13)	(0.12)	(0.13)

Net asset value, end of the period	$14.02	$13.07	$11.32	$12.09	$10.89

Total return(b)	8.38%	16.67%	(5.37)%	12.21%	7.83%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$56,979	$60,794	$67,125	$73,255	$63,578
Net expenses(c)	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	1.17%	1.17%	1.19%	1.05%	1.06%
Net investment income	0.90%	1.06%	1.01%	1.10%	1.27%
Portfolio turnover rate	15%	17%	58%	19%	24%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.36		$9.71		$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.09		0.08		0.04
Net realized and unrealized gain (loss)	0.71		0.80		(0.02)		0.11

Total from Investment Operations	0.78		0.89		0.06		0.15

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)		(0.10)		(0.31)		(0.19)
Net realized capital gains	(0.19)		(0.14)		—		—

Total Distributions	(0.37)		(0.24)		(0.31)		(0.19)

Net asset value, end of the period	$10.77		$10.36		$9.71		$9.96

Total return(b)(c)	7.61%		9.16%		0.64%		1.46	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,674		$2,549		$814		$139
Net expenses(e)	0.97	%(f)	0.96	%(g)	0.96	%(h)	0.96	%(i)(j)
Gross expenses	1.43	%(f)	1.56	%(g)	1.75	%(h)	5.23	%(i)(j)
Net investment income	0.69%		0.86%		0.85%		0.49	%(j)
Portfolio turnover rate	53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.41%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.55%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.74%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 5.22%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.39		$9.73		$9.98		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.12		0.11		0.06
Net realized and unrealized gain (loss)	0.71		0.80		(0.02)		0.12

Total from Investment Operations	0.81		0.92		0.09		0.18

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.19)		(0.14)		—		—

Total Distributions	(0.40)		(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.80		$10.39		$9.73		$9.98

Total return(b)	7.89%		9.52%		0.93%		1.77	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,781		$27,322		$27,050		$25,805
Net expenses(d)	0.67	%(e)	0.66	%(f)	0.66	%(g)	0.67	%(h)(i)
Gross expenses	1.07	%(e)	1.08	%(f)	1.12	%(g)	1.11	%(h)(i)
Net investment income	0.96%		1.17%		1.13%		0.75	%(i)
Portfolio turnover rate	53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.05%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.07%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.11%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.65% and the ratio of gross expenses would have been 1.10%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Green Bond—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$10.37		$9.72		$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.11		0.12		0.06
Net realized and unrealized gain (loss)	0.72		0.80		(0.03)		0.11

Total from Investment Operations	0.82		0.91		0.09		0.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.12)		(0.34)		(0.20)
Net realized capital gains	(0.19)		(0.14)		—		—

Total Distributions	(0.40)		(0.26)		(0.34)		(0.20)

Net asset value, end of the period	$10.79		$10.37		$9.72		$9.97

Total return(b)	7.85%		9.38%		0.89%		1.66	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$22,081		$7,060		$1,205		$43
Net expenses(d)	0.72	%(e)	0.71	%(f)	0.71	%(g)	0.71	%(h)(i)
Gross expenses	1.18	%(e)	1.28	%(f)	1.39	%(g)	3.62	%(h)(i)
Net investment income	0.94%		1.10%		1.19%		0.71	%(i)
Portfolio turnover rate	53%		25%		46%		46%

*	From commencement of operations on February 28, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.16%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.27%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 1.39%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.70% and the ratio of gross expenses would have been 3.62%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$14.92		$11.45		$12.77		$9.90	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)		0.03		0.00	(b)	(0.04)	0.02
Net realized and unrealized gain (loss)	4.77		3.69		(0.84)		3.06	(0.11)

Total from Investment Operations	4.75		3.72		(0.84)		3.02	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.03)		(0.00	)(b)	(0.03)	(0.00	)(b)
Net realized capital gains	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.10)		(0.25)		(0.48)		(0.15)	(0.01)

Net asset value, end of the period	$19.57		$14.92		$11.45		$12.77	$9.90

Total return(c)(d)	32.07%		32.63%		(6.54)%		30.44%	(0.85	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$33,625		$12,884		$6,360		$3,260	$71
Net expenses(f)	1.20%		1.21	%(g)	1.30	%(h)(i)	1.29%	1.30	%(j)
Gross expenses	1.24%		1.39	%(g)	1.39	%(h)	1.43%	1.72	%(j)
Net investment income (loss)	(0.14)%		0.21%		0.03%		(0.36)%	0.23	%(j)
Portfolio turnover rate	11%		23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.38%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 1.30% to 1.20%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$14.56		$11.24		$12.63		$9.85	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)		(0.07)		(0.09)		(0.12)	(0.06)
Net realized and unrealized gain (loss)	4.62		3.61		(0.82)		3.02	(0.08)

Total from Investment Operations	4.49		3.54		(0.91)		2.90	(0.14)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	—		—		—	—
Net realized capital gains	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Net asset value, end of the period	$18.95		$14.56		$11.24		$12.63	$9.85

Total return(c)(d)	31.07%		31.66%		(7.20)%		29.40%	(1.39	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,196		$5,406		$2,706		$1,164	$52
Net expenses(f)	1.95%		1.96	%(g)	2.05	%(h)(i)	2.04%	2.05	%(j)
Gross expenses	1.99%		2.14	%(g)	2.14	%(h)	2.18%	2.20	%(j)
Net investment loss	(0.84)%		(0.52)%		(0.72)%		(1.02)%	(0.77	)%(j)
Portfolio turnover rate	11%		23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.13%.
(h)	Includes interest expense of less than 0.01%.
(i)	Effective December 28, 2018, the expense limit decreased from 2.05% to 1.95%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018		Period Ended December 31, 2017*
Net asset value, beginning of the period	$14.99	$11.49		$12.81		$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.01	0.06		(0.01)		0.02
Net realized and unrealized gain (loss)	4.82	3.72		(0.79)		1.66

Total from Investment Operations	4.83	3.78		(0.80)		1.68

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)	(0.06)		(0.04)		(0.04)
Net realized capital gains	(0.10)	(0.22)		(0.48)		(0.12)

Total Distributions	(0.11)	(0.28)		(0.52)		(0.16)

Net asset value, end of the period	$19.71	$14.99		$11.49		$12.81

Total return(b)	32.44%	33.05%		(6.26)%		14.81	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$72,768	$11,000		$2,842		$1
Net expenses(d)	0.90%	0.90	%(e)	1.01	%(f)(g)	1.00	%(h)
Gross expenses	0.93%	1.08	%(e)	1.08	%(f)	14.30	%(h)
Net investment income (loss)	0.08%	0.46%		(0.08)%		0.29	%(h)
Portfolio turnover rate	11%	23%		19%		20	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of less than 0.01%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.99% and the ratio of gross expenses would have been 1.07%.
(g)	Effective December 28, 2018, the expense limit decreased from 1.00% to 0.90%.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova Global Sustainable Equity Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017	Period Ended December 31, 2016*
Net asset value, beginning of the period	$14.99		$11.49		$12.81		$9.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.07		0.04		0.03	0.03
Net realized and unrealized gain (loss)	4.81		3.70		(0.85)		3.02	(0.10)

Total from Investment Operations	4.82		3.77		(0.81)		3.05	(0.07)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.05)		(0.03)		(0.03)	(0.01)
Net realized capital gains	(0.10)		(0.22)		(0.48)		(0.12)	(0.01)

Total Distributions	(0.10)		(0.27)		(0.51)		(0.15)	(0.02)

Net asset value, end of the period	$19.71		$14.99		$11.49		$12.81	$9.91

Total return(c)	32.42%		32.99%		(6.32)%		30.75%	(0.70	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$760,181		$118,032		$69,705		$63,359	$49,593
Net expenses(e)	0.95%		0.96	%(f)	1.05	%(g)(h)	1.04%	1.05	%(i)
Gross expenses	0.99%		1.14	%(f)	1.15	%(g)	1.16%	1.21	%(i)
Net investment income	0.06%		0.50%		0.29%		0.26%	0.35	%(i)
Portfolio turnover rate	11%		23%		19%		20%	20%

*	From commencement of operations on March 31, 2016 through December 31, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.13%.
(g)	Includes interest expense of less than 0.01%.
(h)	Effective December 28, 2018, the expense limit decreased from 1.05% to 0.95%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)		0.12		(0.00	)(b)
Net realized and unrealized gain (loss)	2.87		2.48		0.03

Total from Investment Operations	2.86		2.60		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.12)		—
Net realized capital gains	(1.30)		—		—

Total Distributions	(1.42)		(0.12)		—

Net asset value, end of the period	$13.95		$12.51		$10.03

Total return(c)(d)	23.18%		25.97	%(e)	0.30	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$76		$4		$1
Net expenses(g)	1.26	%(h)	1.21	%(i)	1.20	%(j)
Gross expenses	5.69	%(h)	107.91	%(i)	22.87	%(j)
Net investment income (loss)	(0.04)%		1.09%		(1.20	)%(j)
Portfolio turnover rate	11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 5.64%.
(i)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 107.90%.
(j)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  102

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$12.51		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.07		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	2.84		2.49		0.03

Total from Investment Operations	2.91		2.64		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.16)		—
Net realized capital gains	(1.30)		—		—

Total Distributions	(1.43)		(0.16)		—

Net asset value, end of the period	$13.99		$12.51		$10.03

Total return(c)	23.60%		26.31	%(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$16,478		$17,193		$10,035
Net expenses(f)	0.93	%(g)	0.92	%(h)	0.90	%(i)
Gross expenses	1.83	%(g)	1.99	%(h)	22.55	%(i)
Net investment income (loss)	0.58%		1.36%		(0.90	)%(i)
Portfolio turnover rate	11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.80%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.97%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova International Sustainable Equity Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Period Ended December 31, 2018*
Net asset value, beginning of the period	$12.50		$10.03		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03		0.15		(0.00	)(b)
Net realized and unrealized gain (loss)	2.88		2.48		0.03

Total from Investment Operations	2.91		2.63		0.03

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.16)		—
Net realized capital gains	(1.30)		—		—

Total Distributions	(1.43)		(0.16)		—

Net asset value, end of the period	$13.98		$12.50		$10.03

Total return(c)	23.60%		26.21	%(d)	0.30	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$75		$9		$1
Net expenses(f)	1.00	%(g)	0.96	%(h)	0.95	%(i)
Gross expenses	6.51	%(g)	94.13	%(h)	22.51	%(i)
Net investment income (loss)	0.21%		1.36%		(0.95	)%(i)
Portfolio turnover rate	11%		8%		0%

*	From commencement of operations on December 28, 2018 through December 31, 2018.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)

Generally accepted accounting principles require certain adjustments to be made to the net assets of the Fund for financial reporting purposes only, and as such, the total returns based on the adjusted net asset values per share may differ from the total returns reported in the average annual total return table.

(e)	Periods less than one year, if applicable, are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 6.46%.
(h)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 94.12%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class A
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.21

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(c)(d)(e)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(f)(g)	1.05%
Gross expenses(g)	23.61%
Net investment loss(g)	(0.73)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

105  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Mirova U.S. Sustainable Equity Fund—Class C
Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)
Net realized and unrealized gain (loss)	0.22

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(b)(c)(d)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	1.80%
Gross expenses(f)	24.34%
Net investment loss(f)	(1.45)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  106

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class N
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.21

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(c)(d)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,106
Net expenses(e)(f)	0.75%
Gross expenses(f)	17.07%
Net investment loss(f)	(0.39)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

107  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Mirova U.S. Sustainable Equity Fund—Class Y
	Period Ended December 31, 2020*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.00	)(b)
Net realized and unrealized gain (loss)	0.21

Total from Investment Operations	0.21

Net asset value, end of the period	$10.21

Total return(c)(d)	2.10%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1
Net expenses(e)(f)	0.80%
Gross expenses(f)	23.24%
Net investment loss(f)	(0.36)%
Portfolio turnover rate	0%

*	From commencement of operations on December 15, 2020 through December 31, 2020.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  108

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$22.45		$19.44		$24.72	$21.37	$18.79

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	(b)	0.18	(c)	0.10	0.11	0.16
Net realized and unrealized gain (loss)	2.78		4.93		(3.28)	4.28	3.20

Total from Investment Operations	2.89		5.11		(3.18)	4.39	3.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.21)		(0.08)	(0.10)	(0.16)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.94)	(0.62)

Total Distributions	(2.14)		(2.10)		(2.10)	(1.04)	(0.78)

Net asset value, end of the period	$23.20		$22.45		$19.44	$24.72	$21.37

Total return(d)	13.01	%(b)	26.77	%(c)	(13.01)%	20.75%	18.37%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$170,702		$181,417		$164,748	$203,792	$173,036
Net expenses	1.20	%(e)	1.17%		1.13%	1.18%	1.18%
Gross expenses	1.20	%(e)	1.17%		1.13%	1.18%	1.18%
Net investment income	0.53	%(b)	0.85	%(c)	0.41%	0.48%	0.82%
Portfolio turnover rate	22%		15%		39%	16%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.05, total return would have been 12.72% and the ratio of net investment income to average net assets would have been 0.27%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.13, total return would have been 26.50% and the ratio of net investment income to average net assets would have been 0.62%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.

See accompanying notes to financial statements.

109  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$18.92		$16.66		$21.58	$18.83		$16.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.04	)(b)	0.02	(c)	(0.07)	(0.05)		0.01
Net realized and unrealized gain (loss)	2.31		4.20		(2.83)	3.74		2.80

Total from Investment Operations	2.27		4.22		(2.90)	3.69		2.81

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.07)		—	(0.00	)(d)	(0.01)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.94)		(0.62)

Total Distributions	(2.02)		(1.96)		(2.02)	(0.94)		(0.63)

Net asset value, end of the period	$19.17		$18.92		$16.66	$21.58		$18.83

Total return(e)	12.15	%(b)	25.82	%(c)	(13.63)%	19.85%		17.45%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$35,940		$54,384		$53,606	$62,272		$55,910
Net expenses	1.95%		1.92%		1.88%	1.93%		1.93%
Gross expenses	1.95%		1.92%		1.88%	1.93%		1.93%
Net investment income (loss)	(0.23	)%(b)	0.12	%(c)	(0.33)%	(0.27)%		0.09%
Portfolio turnover rate	22%		15%		39%	16%		16%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 11.85% and the ratio of net investment loss to average net assets would have been (0.46%).

(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.02), total return would have been 25.50% and the ratio of net investment loss to average net assets would have been (0.12)%.

(d)	Amount rounds to less than $0.01 per share.
(e)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  110

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$23.78		$20.49		$25.91	$23.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	(b)	0.22	(c)	0.22	0.14
Net realized and unrealized gain (loss)	2.98		5.25		(3.45)	3.44

Total from Investment Operations	3.16		5.47		(3.23)	3.58

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.29)		(0.17)	(0.17)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.63)

Total Distributions	(2.22)		(2.18)		(2.19)	(0.80)

Net asset value, end of the period	$24.72		$23.78		$20.49	$25.91

Total return(d)	13.41	%(b)	27.16	%(c)	(12.60)%	15.46	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$364		$801		$10	$1
Net expenses(f)	0.86%		0.83%		0.75%	0.75	%(g)
Gross expenses	1.05%		1.25%		3.79%	13.79	%(g)
Net investment income	0.85	%(b)	0.93	%(c)	0.88%	0.84	%(g)
Portfolio turnover rate	22%		15%		39%	16	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, total return would have been 13.13% and the ratio of net investment income to average net assets would have been 0.67%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.22, total return would have been 26.90% and the ratio of net investment income to average net assets would have been 0.92%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

111  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$23.75		$20.46		$25.90	$22.34	$19.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	(b)	0.27	(c)	0.17	0.17	0.21
Net realized and unrealized gain (loss)	2.95		5.17		(3.44)	4.48	3.36

Total from Investment Operations	3.12		5.44		(3.27)	4.65	3.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.26)		(0.15)	(0.15)	(0.21)
Net realized capital gains	(2.02)		(1.89)		(2.02)	(0.94)	(0.62)

Total Distributions	(2.19)		(2.15)		(2.17)	(1.09)	(0.83)

Net asset value, end of the period	$24.68		$23.75		$20.46	$25.90	$22.34

Total return	13.28	%(b)	27.06	%(c)(d)	(12.76)%	21.05%	18.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37,595		$46,836		$53,829	$49,955	$26,252
Net expenses	0.95%		0.91	%(e)	0.88%	0.93%	0.92%
Gross expenses	0.95%		0.92%		0.88%	0.93%	0.92%
Net investment income	0.79	%(b)	1.16	%(c)	0.68%	0.71%	1.05%
Portfolio turnover rate	22%		15%		39%	16%	16%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12, total return would have been 13.00% and the ratio of net investment income to average net assets would have been 0.55%.

(c)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.20, total return would have been 26.80% and the ratio of net investment income to average net assets would have been 0.90%.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  112

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.63		$11.29		$15.58	$12.15	$11.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.00	)(b)	0.37	(c)	0.25	0.18	0.17
Net realized and unrealized gain (loss)	0.55	(d)	2.38		(4.02)	3.41	0.76

Total from Investment Operations	0.55		2.75		(3.77)	3.59	0.93

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.41)		(0.29)	(0.16)	(0.21)
Net realized capital gains	—		—		(0.23)	—	(0.04)

Total Distributions	(0.03)		(0.41)		(0.52)	(0.16)	(0.25)

Net asset value, end of the period	$14.15		$13.63		$11.29	$15.58	$12.15

Total return(e)	4.06	%(f)	24.35	%(c)	(24.15)%	29.56%	8.19%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$131,630		$172,906		$257,551	$603,988	$533,112
Net expenses	1.29	%(g)(h)	1.29%		1.31%	1.32%	1.34%
Gross expenses	1.36%		1.29%		1.31%	1.32%	1.34%
Net investment income (loss)	(0.03)%		2.91	%(c)	1.72%	1.28%	1.54%
Portfolio turnover rate	63%		28%		50%	40%	41%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.55% and the ratio of net investment income to average net assets would have been 2.26%.

(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	A sales charge for Class A shares is not reflected in total return calculations.
(f)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2020, the expense limit decreased from 1.37% to 1.20%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

113  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$13.41		$11.11		$15.30	$11.96	$11.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)		0.26	(b)	0.13	0.06	0.08
Net realized and unrealized gain (loss)	0.52	(c)	2.34		(3.92)	3.35	0.74

Total from Investment Operations	0.44		2.60		(3.79)	3.41	0.82

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.30)		(0.17)	(0.07)	(0.11)
Net realized capital gains	—		—		(0.23)	—	(0.04)

Total Distributions	—		(0.30)		(0.40)	(0.07)	(0.15)

Net asset value, end of the period	$13.85		$13.41		$11.11	$15.30	$11.96

Total return(d)	3.28	%(e)	23.44	%(b)	(24.74)%	28.55%	7.36%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$96,772		$179,533		$212,618	$363,018	$255,249
Net expenses	2.05	%(f)(g)	2.04%		2.07%	2.07%	2.09%
Gross expenses	2.11%		2.04%		2.07%	2.07%	2.09%
Net investment income (loss)	(0.76)%		2.09	%(b)	0.94%	0.42%	0.73%
Portfolio turnover rate	63%		28%		50%	40%	41%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.18, total return would have been 22.63% and the ratio of net investment income to average net assets would have been 1.43%.

(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2020, the expense limit decreased from 2.12% to 1.95%. See Note 6 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  114

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.56		$11.25		$15.58	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.33	(b)	0.28	0.15
Net realized and unrealized gain (loss)	0.56	(c)	2.45		(4.02)	1.66

Total from Investment Operations	0.60		2.78		(3.74)	1.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.47)		(0.36)	(0.21)
Net realized capital gains	—		—		(0.23)	—

Total Distributions	(0.07)		(0.47)		(0.59)	(0.21)

Net asset value, end of the period	$14.09		$13.56		$11.25	$15.58

Total return(d)	4.44%		24.75	%(b)	(23.94)%	12.96	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$290		$811		$758	$1
Net expenses(f)	0.92	%(g)	0.94%		0.99%	0.92	%(h)
Gross expenses	1.17%		1.08%		1.02%	25.21	%(h)
Net investment income	0.37%		2.56	%(b)	2.04%	1.54	%(h)
Portfolio turnover rate	63%		28%		50%	40	%(i)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.27, total return would have been 23.94% and the ratio of net investment income to average net assets would have been 2.15%.

(c)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2020, the expense limit decreased from 1.07% to 0.90%. See Note 6 of Notes to Financial Statements.
(h)	Computed on an annualized basis for periods less than one year.
(i)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

115  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis Oakmark International Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$13.56		$11.25		$15.56	$13.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.37	(b)	0.26	0.00	(c)
Net realized and unrealized gain (loss)	0.55	(d)	2.40		(3.99)	1.79

Total from Investment Operations	0.59		2.77		(3.73)	1.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)		(0.46)		(0.35)	(0.21)
Net realized capital gains	—		—		(0.23)	—

Total Distributions	(0.07)		(0.46)		(0.58)	(0.21)

Net asset value, end of the period	$14.08		$13.56		$11.25	$15.56

Total return	4.32	%(e)	24.64	%(b)	(23.93)%	12.79	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$275,468		$244,586		$215,123	$172,978
Net expenses	1.03	%(g)(h)	1.04%		1.07%	1.07	%(i)
Gross expenses	1.11%		1.04%		1.07%	1.07	%(i)
Net investment income	0.41%		2.91	%(b)	1.85%	0.03	%(i)
Portfolio turnover rate	63%		28%		50%	40	%(j)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.29, total return would have been 23.84% and the ratio of net investment income to average net assets would have been 2.29%.

(c)	Amount rounds to less than $0.01 per share.
(d)

The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2020, the expense limit decreased from 1.12% to 0.95%. See Note 6 of Notes to Financial Statements.
(i)	Computed on an annualized basis for periods less than one year.
(j)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

|  116

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class A
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$36.53	$31.00		$36.90	$30.27		$27.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.05)	0.15	(b)	0.08	0.06		0.12
Net realized and unrealized gain (loss)	7.66	9.34		(2.51)	7.88		3.12

Total from Investment Operations	7.61	9.49		(2.43)	7.94		3.24

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.17)		(0.05)	(0.06)		(0.12)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.25)		(0.45)

Total Distributions	(5.10)	(3.96)		(3.47)	(1.31)		(0.57)

Net asset value, end of the period	$39.04	$36.53		$31.00	$36.90		$30.27

Total return(c)	22.09%	31.03	%(b)	(6.48)%	26.28%		11.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$649,754	$616,922		$523,665	$604,330		$472,436
Net expenses	1.17%	1.17%		1.16%	1.21	%(d)	1.23	%(e)
Gross expenses	1.17%	1.17%		1.16%	1.21%		1.23	%(e)
Net investment income (loss)	(0.14)%	0.42	%(b)	0.20%	0.16%		0.42%
Portfolio turnover rate	26%	12%		23%	17%		17%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.09, total return would have been 30.87% and the ratio of net investment income to average net assets would have been 0.26%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Effective July 1, 2017, the expense limit decreased from 1.25% to 1.20%.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

117  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class C
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.65	$20.42		$25.73	$21.54		$19.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19)	(0.07	)(b)	(0.14)	(0.14)		(0.07)
Net realized and unrealized gain (loss)	4.53	6.10		(1.75)	5.58		2.22

Total from Investment Operations	4.34	6.03		(1.89)	5.44		2.15

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)		—	(0.00	)(c)	(0.02)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.25)		(0.45)

Total Distributions	(5.10)	(3.80)		(3.42)	(1.25)		(0.47)

Net asset value, end of the period	$21.89	$22.65		$20.42	$25.73		$21.54

Total return(d)	21.15%	30.06	%(b)	(7.18)%	25.35%		11.02%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,126	$77,924		$78,783	$112,615		$72,768
Net expenses	1.92%	1.92%		1.91%	1.96	%(e)	1.98	%(f)
Gross expenses	1.92%	1.92%		1.91%	1.96%		1.98	%(f)
Net investment loss	(0.87)%	(0.31	)%(b)	(0.54)%	(0.59)%		(0.33)%
Portfolio turnover rate	26%	12%		23%	17%		17%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment loss per share would have been $(0.11), total return would have been 29.85% and the ratio of net investment loss to average net assets would have been (0.48)%.

(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Effective July 1, 2017, the expense limit decreased from 2.00% to 1.95%.
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  118

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class N
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$43.61	$36.37		$42.63	$37.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.19	(b)	0.25	0.12
Net realized and unrealized gain (loss)	9.20	11.14		(2.91)	6.20

Total from Investment Operations	9.33	11.33		(2.66)	6.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.30)		(0.18)	(0.16)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.15)

Total Distributions	(5.10)	(4.09)		(3.60)	(1.31)

Net asset value, end of the period	$47.84	$43.61		$36.37	$42.63

Total return(c)	22.48%	31.44	%(b)	(6.11)%	16.78	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$172	$654		$1	$1
Net expenses(e)	0.84%	0.83%		0.76%	0.78	%(f)(g)
Gross expenses	1.13%	1.42%		13.35%	13.41	%(f)
Net investment income	0.31%	0.44	%(b)	0.56%	0.44	%(f)
Portfolio turnover rate	26%	12%		23%	17	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.19, total return would have been 31.27% and the ratio of net investment income to average net assets would have been 0.44%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Effective July 1, 2017, the expense limit decreased from 0.95% to 0.90%.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

119  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Natixis U.S. Equity Opportunities Fund—Class Y
	Year Ended December 31, 2020	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$43.56	$36.33		$42.61	$34.77		$31.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.29	(b)	0.20	0.16		0.21
Net realized and unrealized gain (loss)	9.23	10.99		(2.92)	9.07		3.59

Total from Investment Operations	9.28	11.28		(2.72)	9.23		3.80

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.26)		(0.14)	(0.14)		(0.19)
Net realized capital gains	(5.10)	(3.79)		(3.42)	(1.25)		(0.45)

Total Distributions	(5.10)	(4.05)		(3.56)	(1.39)		(0.64)

Net asset value, end of the period	$47.74	$43.56		$36.33	$42.61		$34.77

Total return	22.36%	31.36	%(b)(c)	(6.24)%	26.60%		12.13%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$243,302	$283,864		$296,255	$285,008		$143,231
Net expenses	0.92%	0.91	%(d)	0.91%	0.95	%(e)	0.98	%(f)
Gross expenses	0.92%	0.92%		0.91%	0.95%		0.98	%(f)
Net investment income	0.13%	0.69	%(b)	0.45%	0.40%		0.63%
Portfolio turnover rate	26%	12%		23%	17%		17%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes non-recurring dividends. Without this dividend, net investment income per share would have been $0.22, total return would have been 31.16% and the ratio of net investment income to average net assets would have been 0.53%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2017, the expense limit decreased from 1.00% to 0.95%.
(f)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  120

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.42		$17.37		$22.65	$20.55		$20.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.03		0.09	0.17	(b)	0.07
Net realized and unrealized gain (loss)	1.96		5.21		(3.71)	2.48		1.05

Total from Investment Operations	2.03		5.24		(3.62)	2.65		1.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.02)		(0.15)	(0.18)		(0.05)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.66)		(0.19)		(1.66)	(0.55)		(0.61)

Net asset value, end of the period	$21.79		$22.42		$17.37	$22.65		$20.55

Total return(c)	10.46	%(d)	30.21	%(d)	(16.10)%	12.93	%(b)	5.85%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$30,567		$33,434		$43,769	$67,186		$87,536
Net expenses	1.20	%(e)	1.25	%(e)(f)(g)	1.24%	1.22%		1.23%
Gross expenses	1.29%		1.28	%(f)	1.24%	1.22%		1.23%
Net investment income	0.35%		0.16%		0.42%	0.77	%(b)	0.35%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.09, total return would have been 12.53% and the ratio of net investment income to average net assets would have been 0.41%.

(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.23% and the ratio of gross expenses would have been 1.26%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.40% to 1.20%.

See accompanying notes to financial statements.

121  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$21.06		$16.43		$21.50	$19.51		$19.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.08)		(0.10)		(0.08)	0.00	(b)(c)	(0.07)
Net realized and unrealized gain (loss)	1.79		4.90		(3.48)	2.36		0.98

Total from Investment Operations	1.71		4.80		(3.56)	2.36		0.91

LESS DISTRIBUTIONS FROM:
Net investment income	—		(0.00	)(b)	—	—		(0.00	)(b)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Net asset value, end of the period	$20.15		$21.06		$16.43	$21.50		$19.51

Total return(d)	9.60	%(e)	29.25	%(e)	(16.71)%	12.11	%(c)	5.03%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,023		$21,932		$23,967	$47,559		$68,923
Net expenses	1.95	%(f)	1.99	%(f)(g)(h)	1.98%	1.97%		1.98%
Gross expenses	2.04%		2.02	%(g)	1.98%	1.97%		1.98%
Net investment income (loss)	(0.42)%		(0.50)%		(0.36)%	0.00	%(c)(i)	(0.38)%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)

Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 11.70% and the ratio of net investment loss to average net assets would have been (0.35)%.

(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.98% and the ratio of gross expenses would have been 2.01%.
(h)	Effective July 1, 2019, the expense limit decreased from 2.15% to 1.95%.
(i)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  122

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.66		$17.54		$22.87	$20.75		$20.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13		0.11		0.17	0.25	(b)	0.16
Net realized and unrealized gain (loss)	2.00		5.27		(3.75)	2.51		1.04

Total from Investment Operations	2.13		5.38		(3.58)	2.76		1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.09)		(0.24)	(0.27)		(0.15)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.72)		(0.26)		(1.75)	(0.64)		(0.71)

Net asset value, end of the period	$22.07		$22.66		$17.54	$22.87		$20.75

Total return	10.83	%(c)	30.67	%(c)	(15.78)%	13.31	%(b)	6.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$17,965		$18,262		$70,902	$134,205		$148,365
Net expenses	0.90	%(d)	0.92	%(d)(e)(f)	0.88%	0.88%		0.88%
Gross expenses	0.94%		0.93	%(e)	0.88%	0.88%		0.88%
Net investment income	0.65%		0.51%		0.76%	1.16	%(b)	0.78%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 12.92% and the ratio of net investment income to average net assets would have been 0.76%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.91% and the ratio of gross expenses would have been 0.91%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.10% to 0.90%.

See accompanying notes to financial statements.

123  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Mid Cap Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$22.69		$17.57		$22.89	$20.77		$20.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.12		0.10		0.15	0.23	(b)	0.12
Net realized and unrealized gain (loss)	2.00		5.26		(3.75)	2.51		1.07

Total from Investment Operations	2.12		5.36		(3.60)	2.74		1.19

LESS DISTRIBUTIONS FROM:
Net investment income	(0.09)		(0.07)		(0.21)	(0.25)		(0.13)
Net realized capital gains	(2.62)		(0.17)		(1.51)	(0.37)		(0.56)

Total Distributions	(2.71)		(0.24)		(1.72)	(0.62)		(0.69)

Net asset value, end of the period	$22.10		$22.69		$17.57	$22.89		$20.77

Total return	10.76	%(c)	30.52	%(c)	(15.85)%	13.19	%(b)	6.14%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$227,501		$298,705		$453,085	$774,304		$903,545
Net expenses	0.95	%(d)	1.00	%(d)(e)(f)	0.99%	0.97%		0.98%
Gross expenses	1.04%		1.02	%(e)	0.99%	0.97%		0.98%
Net investment income	0.60%		0.48%		0.66%	1.04	%(b)	0.62%
Portfolio turnover rate	52%		52%		44%	42%		57%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)

Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15, total return would have been 12.80% and the ratio of net investment income to average net assets would have been 0.67%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.98% and the ratio of gross expenses would have been 1.01%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 0.95%.

See accompanying notes to financial statements.

|  124

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class A
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$15.45		$12.48		$18.71		$19.79		$17.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.00	(b)	0.02		0.01		(0.01)		0.02
Net realized and unrealized gain (loss)	1.33		3.06		(2.76)		1.21		3.49

Total from Investment Operations	1.33		3.08		(2.75)		1.20		3.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.03)		(0.00	)(b)	(0.00	)(b)	(0.01)
Net realized capital gains	(0.09)		(0.08)		(3.48)		(2.28)		(1.45)

Total Distributions	(0.09)		(0.11)		(3.48)		(2.28)		(1.46)

Net asset value, end of the period	$16.69		$15.45		$12.48		$18.71		$19.79

Total return(c)	8.91	%(d)	24.66	%(d)	(14.84)%		6.28%		20.24%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$61,571		$67,525		$66,376		$93,751		$106,447
Net expenses	1.32	%(e)(f)	1.40	%(e)(g)	1.38%		1.36%		1.35%
Gross expenses	1.53%		1.47%		1.38%		1.36%		1.35%
Net investment income (loss)	0.02%		0.12%		0.03%		(0.03)%		0.11%
Portfolio turnover rate	105%		61%		70%		92%		74%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 1.34% to 1.30%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 1.45% to 1.34%.

See accompanying notes to financial statements.

125  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class C
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016
Net asset value, beginning of the period	$7.84		$6.41		$11.67		$13.26		$12.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)		(0.05)		(0.09)		(0.10)		(0.08)
Net realized and unrealized gain (loss)	0.64		1.57		(1.69)		0.79		2.40

Total from Investment Operations	0.59		1.52		(1.78)		0.69		2.32

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(b)	(0.01)		(0.00	)(b)	(0.00	)(b)	—
Net realized capital gains	(0.09)		(0.08)		(3.48)		(2.28)		(1.45)

Total Distributions	(0.09)		(0.09)		(3.48)		(2.28)		(1.45)

Net asset value, end of the period	$8.34		$7.84		$6.41		$11.67		$13.26

Total return(c)	8.08	%(d)	23.69	%(d)	(15.51)%		5.50%		19.32%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$983		$1,450		$3,480		$15,756		$20,379
Net expenses	2.07	%(e)(f)	2.16	%(e)(g)	2.12%		2.11%		2.10%
Gross expenses	2.28%		2.23%		2.12%		2.11%		2.10%
Net investment loss	(0.71)%		(0.68)%		(0.83)%		(0.79)%		(0.64)%
Portfolio turnover rate	105%		61%		70%		92%		74%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2020, the expense limit decreased from 2.09% to 2.05%. See Note 6 of Notes to Financial Statements.
(g)	Effective July 1, 2019, the expense limit decreased from 2.20% to 2.09%.

See accompanying notes to financial statements.

|  126

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class N
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Period Ended December 31, 2017*
Net asset value, beginning of the period	$16.20		$13.08		$19.37	$19.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.08		0.08	0.07
Net realized and unrealized gain (loss)	1.42		3.20		(2.86)	1.35

Total from Investment Operations	1.46		3.28		(2.78)	1.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)		(0.08)		(0.03)	(0.02)
Net realized capital gains	(0.09)		(0.08)		(3.48)	(1.58)

Total Distributions	(0.14)		(0.16)		(3.51)	(1.60)

Net asset value, end of the period	$17.52		$16.20		$13.08	$19.37

Total return(b)	9.27%		25.08%		(14.48)%	7.17	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$23		$21		$1	$1
Net expenses(d)	1.02	%(e)	1.03	%(f)	0.96%	0.96	%(g)
Gross expenses	6.54%		11.80%		15.17%	14.68	%(g)
Net investment income	0.31%		0.52%		0.43%	0.56	%(g)
Portfolio turnover rate	105%		61%		70%	92	%(h)

*	From commencement of Class operations on May 1, 2017 through December 31, 2017.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2020, the expense limit decreased from 1.04% to 1.00%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2019, the expense limit decreased from 1.15% to 1.04%.
(g)	Computed on an annualized basis for periods less than one year.
(h)	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.

See accompanying notes to financial statements.

127  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Small Cap Value Fund—Class Y
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Net asset value, beginning of the period	$16.19		$13.08		$19.37	$20.36	$18.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04		0.05		0.04	0.05	0.07
Net realized and unrealized gain (loss)	1.41		3.21		(2.84)	1.25	3.59

Total from Investment Operations	1.45		3.26		(2.80)	1.30	3.66

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)		(0.07)		(0.01)	(0.01)	(0.06)
Net realized capital gains	(0.09)		(0.08)		(3.48)	(2.28)	(1.45)

Total Distributions	(0.13)		(0.15)		(3.49)	(2.29)	(1.51)

Net asset value, end of the period	$17.51		$16.19		$13.08	$19.37	$20.36

Total return	9.23	%(b)	24.88	%(b)	(14.61)%	6.60%	20.53%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$49,315		$44,482		$58,538	$176,940	$183,145
Net expenses	1.07	%(c)(d)	1.15	%(c)(e)	1.12%	1.11%	1.10%
Gross expenses	1.28%		1.23%		1.12%	1.11%	1.10%
Net investment income	0.26%		0.35%		0.22%	0.23%	0.36%
Portfolio turnover rate	105%		61%		70%	92%	74%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2020, the expense limit decreased from 1.09% to 1.05%. See Note 6 of Notes to Financial Statements.
(e)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.09%.

See accompanying notes to financial statements.

|  128

Notes to Financial Statements

December 31, 2020

1.  Organization.  Gateway Trust, Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Fund

Gateway Equity Call Premium Fund

Natixis Funds Trust I:

Mirova Global Green Bond Fund (the “Global Green Bond Fund”)

Mirova Global Sustainable Equity Fund (the “Global Sustainable Equity Fund”)

Mirova International Sustainable Equity Fund (the “International Sustainable Equity Fund”)

Mirova U.S. Sustainable Equity Fund (the “U.S. Sustainable Equity Fund”)

Natixis Oakmark International Fund

Natixis U.S. Equity Opportunities Fund (the “U.S. Equity Opportunities Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis Funds Trust II:

Natixis Oakmark Fund

Vaughan Nelson Mid Cap Fund (the “Mid Cap Fund”)

U.S. Sustainable Equity Fund commenced operations on December 15, 2020 via contributions to the Fund by Natixis Investment Managers, LLC (“Natixis”) and affiliates of $5,003,000.

At close of business on June 30, 2020, Mid Cap Fund changed its investment strategy.

Each Fund is a diversified investment company, except for Global Green Bond Fund which is a non-diversified investment company.

Each Fund offers Class A, Class C, Class N and Class Y shares, except for Global Green Bond Fund and International Sustainable Equity Fund, which do not offer Class C shares.

Small Cap Value Fund was closed to new investors effective July 31, 2009. The Fund re-opened to new investors effective March 31, 2020.

Class A shares are sold with a maximum front-end sales charge of 5.75% for all Funds except for Global Green Bond Fund which are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for ten years (at which point they automatically convert to Class A shares) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

129  |

Notes to Financial Statements (continued)

December 31, 2020

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or sub-adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or sub-adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Domestic exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

As of December 31, 2020, securities held by the Funds were fair valued as follows:

Fund	Equity securities[1]	Percentage of Net Assets
Global Sustainable Equity Fund	$353,463,488	40.3%
International Sustainable Equity Fund	14,733,490	88.6%
Natixis Oakmark International Fund	452,255,545	89.7%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested are reflected as non-cash dividends on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of

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the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Certain Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  Certain Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Gross unrealized appreciation (depreciation) on futures contracts is recorded in the Statements of Assets and Liabilities as an asset (liability). The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

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f.  Option Contracts.  Gateway Fund and Gateway Equity Call Premium Fund’s investment strategies make use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to a Fund are reduced.

When a Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When an index call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When a Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or a Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

g.  Due from Brokers.  Transactions and positions in certain futures contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Global Green Bond Fund represents cash pledged as collateral for futures contracts (including variation margin, as applicable). In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2020 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

In certain countries across the European Union, certain Funds filed tax reclaims for previously withheld taxes on dividends earned in certain countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. To date, no amounts have been received by any Funds and no amounts are included in any Funds financial statements for such EU reclaims, based on the uncertainty with the ultimate resolution of these proceedings, the potential collectibility and timing for payment, if any.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, deferred Trustees’ fees, prior period adjustments, distribution re-designations, foreign currency gains and losses, futures and options contract mark-to-market, non-deductible expenses,

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December 31, 2020

net operating losses, return of capital distributions received, and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to wash sales, deferred Trustees’ fees, premium amortization, foreign currency gains and losses, passive foreign investment company adjustments, futures and options contract mark-to-market, return of capital distributions received and capital gain distribution received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2020 and 2019 were as follows:

	2020 Distributions			2019 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Fund	$76,713,219	$—	$76,713,219	$105,689,179	$—	$105,689,179
Gateway Equity Call Premium Fund	497,268	—	497,268	652,970	—	652,970
Global Green Bond Fund	703,410	670,133	1,373,543	608,967	265,743	874,710
Global Sustainable Equity Fund	262,732	2,415,562	2,678,294	460,922	1,861,566	2,322,488
International Sustainable Equity Fund	508,537	1,050,112	1,558,649	205,722	—	205,722
Natixis Oakmark Fund	3,185,140	18,031,501	21,216,641	2,339,088	25,578,931	27,918,019
Natixis Oakmark International Fund	1,593,501	—	1,593,501	17,222,206	—	17,222,206
U.S. Equity Opportunities Fund	297,964	115,715,748	116,013,712	6,527,175	95,958,074	102,485,249
Mid Cap Fund	965,830	33,018,937	33,984,767	996,088	2,860,547	3,856,635
Small Cap Value Fund	118,830	616,973	735,803	348,253	558,650	906,903

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Undistributed ordinary income	$562,758	$7,750	$125,283	$152,940	$152,114
Undistributed long-term capital gains	—	—	—	12,624,770	142,338

Total undistributed earnings	562,758	7,750	125,283	12,777,710	294,452

Capital loss carryforward:
Short-term:
No expiration date	(810,609,623)	(5,864,060)	—	—	—
Long-term:
No expiration date	(445,293,905)	(4,405,194)	—	—	—

Total capital loss carryforward	(1,255,903,528)	(10,269,254)	—	—	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(1,041,883)	—	—

Unrealized appreciation	4,022,282,996	31,598,459	3,313,887	138,909,512	4,571,172

Total accumulated earnings	$2,766,942,226	$21,336,955	$2,397,287	$151,687,222	$4,865,624

Capital loss carryforward utilized in the current year	$45,786,009	$—	$—	$—	$—

*

Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Green Bond Fund is deferring capital and foreign currency losses.

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December 31, 2020

	U.S. Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund
Undistributed ordinary income	$—	$54,262	$352,425	$—	$22,117
Undistributed long-term capital gains	—	703,290	—	37,041,371	3,640,303

Total undistributed earnings	—	757,552	352,425	37,041,371	3,662,420

Capital loss carryforward:
Long-term:
No expiration date	—	—	(110,479,511)	—	—

Unrealized appreciation (depreciation)	106,643	50,173,056	(5,912,824)	308,426,910	45,790,069

Total accumulated earnings (losses)	$106,643	$50,930,608	$(116,039,910)	$345,468,281	$49,452,489

Small Cap Value Fund
Undistributed ordinary income	$16,797

Capital loss carryforward:
Long-term:
No expiration date	(4,098,262)

Unrealized appreciation	22,689,982

Total accumulated earnings	$18,608,517

As of December 31, 2020, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Gateway Fund	Gateway Equity Call Premium Fund	Global Green Bond Fund	Global Sustainable Equity Fund	International Sustainable Equity Fund
Federal tax cost	$3,327,646,580	$30,676,208	$33,305,838	$726,882,341	$11,479,577

Gross tax appreciation	$4,066,418,003	$31,791,769	$3,288,952	$139,484,033	$4,749,796
Gross tax depreciation	(44,135,047)	(193,317)	(8,412)	(612,300)	(196,083)

Net tax appreciation	$4,022,282,956	$31,598,452	$3,280,540	$138,871,733	$4,553,713

	U.S. Sustainable Equity Fund	Natixis Oakmark Fund	Natixis Oakmark International Fund	U.S. Equity Opportunities Fund	Mid Cap Fund	Small Cap Value Fund
Federal tax cost	$4,863,312	$194,405,404	$507,912,527	$646,095,937	$244,624,889	$89,488,861

Gross tax appreciation	$131,319	$58,815,503	$27,494,389	$337,637,452	$52,640,179	$22,762,684
Gross tax depreciation	(24,676)	(8,642,447)	(33,234,306)	(29,210,542)	(6,850,110)	(72,702)

Net tax appreciation (depreciation)	$106,643	$50,173,056	$(5,739,917)	$308,426,910	$45,790,069	$22,689,982

The difference between these amounts and those reported in the components of distributable earnings are primarily attributable to foreign currency mark-to-market and capital gains taxes.

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j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2020, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Securities Lending.  Certain Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended December 31, 2020, none of the Funds had loaned securities under this agreement.

l.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2020, at value:

Gateway Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$7,083,209,056	$—	$—	$7,083,209,056
Purchased Options(a)	41,615,160	—	—	41,615,160
Short-Term Investments	—	266,720,480	—	266,720,480

Total	$7,124,824,216	$266,720,480	$—	$7,391,544,696

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(239,223,060)	$—	$—	$(239,223,060)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$60,174,539	$—	$—	$60,174,539
Short-Term Investments	—	2,100,121	—	2,100,121

Total	$60,174,539	$2,100,121	$—	$62,274,660

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(2,025,420)	$—	$—	$(2,025,420)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Global Green Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$34,454,475	$—	$34,454,475
Short-Term Investments	—	2,129,169	—	2,129,169
Futures Contracts (unrealized appreciation)	19,324	—	—	19,324

Total	$19,324	$36,583,644	$—	$36,602,968

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(628,485)	$—	$—	$(628,485)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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December 31, 2020

Global Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$14,592,121	$—	$14,592,121
Denmark	—	122,316,287	—	122,316,287
France	—	39,030,314	—	39,030,314
Germany	—	46,860,566	—	46,860,566
Hong Kong	—	19,564,679	—	19,564,679
Japan	—	35,766,472	—	35,766,472
Netherlands	—	31,380,681	—	31,380,681
Switzerland	—	10,198,312	—	10,198,312
United Kingdom	10,101,435	33,754,056	—	43,855,491
All Other Common Stocks(a)	459,104,093	—	—	459,104,093

Total Common Stocks	469,205,528	353,463,488	—	822,669,016

Short-Term Investments	—	43,085,058	—	43,085,058

Total	$469,205,528	$396,548,546	$—	$865,754,074

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

International Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$350,019	$—	$350,019
Belgium	—	766,796	—	766,796
Denmark	—	2,676,528	—	2,676,528
France	—	2,806,715	—	2,806,715
Germany	—	1,066,522	—	1,066,522
Hong Kong	—	711,608	—	711,608
Ireland	—	603,500	—	603,500
Japan	—	1,862,713	—	1,862,713
Netherlands	—	1,167,720	—	1,167,720
Norway	—	88,880	—	88,880
Switzerland	—	402,499	—	402,499
Taiwan	815,074	—	—	815,074
United Kingdom	283,621	2,229,990	—	2,513,611

Total Common Stocks	1,098,695	14,733,490	—	15,832,185

Short-Term Investments	—	201,105	—	201,105

Total	$1,098,695	$14,934,595	$—	$16,033,290

U.S. Sustainable Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$4,969,955	$—	$—	$4,969,955

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2020

Natixis Oakmark Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$236,887,581	$—	$—	$236,887,581
Short-Term Investments	—	7,690,879	—	7,690,879

Total	$236,887,581	$7,690,879	$—	$244,578,460

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Natixis Oakmark International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$17,152,971	$—	$17,152,971
Belgium	—	5,058,085	—	5,058,085
China	4,334,235	1,971,929	—	6,306,164
Finland	—	5,254,393	—	5,254,393
France	—	49,405,180	—	49,405,180
Germany	—	103,350,590	—	103,350,590
India	—	8,178,047	—	8,178,047
Indonesia	—	2,852,976	—	2,852,976
Ireland	5,582,915	480,585	—	6,063,500
Italy	—	20,732,162	—	20,732,162
Japan	—	12,051,879	—	12,051,879
Korea	—	7,914,324	—	7,914,324
Netherlands	—	11,066,703	—	11,066,703
South Africa	—	12,703,192	—	12,703,192
Spain	—	5,029,169	—	5,029,169
Sweden	—	20,260,204	—	20,260,204
Switzerland	—	71,395,169	—	71,395,169
United Kingdom	9,957,617	97,397,987	—	107,355,604
All Other Common Stocks(a)	20,217,763	—	—	20,217,763

Total Common Stocks	40,092,530	452,255,545	—	492,348,075

Warrants	40,632	—	—	40,632
Short-Term Investments	—	9,793,804	—	9,793,804

Total	$40,133,162	$462,049,349	$—	$502,182,511

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(9,119)	$—	$(9,119)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

U.S. Equity Opportunities Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$918,877,018	$—	$—	$918,877,018
Short-Term Investments	—	35,645,829	—	35,645,829

Total	$918,877,018	$35,645,829	$—	$954,522,847

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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Notes to Financial Statements (continued)

December 31, 2020

Mid Cap Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$288,100,587	$—	$—	$288,100,587
Short-Term Investments	—	2,314,371	—	2,314,371

Total	$288,100,587	$2,314,371	$—	$290,414,958

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$109,775,021	$—	$—	$109,775,021
Short-Term Investments	—	2,403,822	—	2,403,822

Total	$109,775,021	$2,403,822	$—	$112,178,843

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments the Funds used during the period include written index call options, purchased index put options, forward foreign currency contracts and futures contracts.

Gateway Fund and Gateway Equity Call Premium Fund seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Funds’ ability to profit from increases in the value of its equity portfolio. Gateway Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and for Gateway Fund, the downside protection from purchased index put options is intended to provide the Funds with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2020, Gateway Fund used written index call options and purchased index put options and Gateway Equity Call Premium Fund used written index call options in accordance with these objectives.

Global Green Bond Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. During the year ended December 31, 2020, Global Green Bond Fund used U.S. and foreign Treasury bond futures to gain yield curve exposure.

Global Green Bond Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2020, Global Green Bond Fund used U.S. and foreign Treasury bond futures to manage duration.

Global Green Bond Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2020, Global Green Bond Fund used currency futures for hedging purposes.

Natixis Oakmark International Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2020, Natixis Oakmark International Fund engaged in forward foreign currency transactions for hedging purposes.

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Notes to Financial Statements (continued)

December 31, 2020

The following is a summary of derivative instruments for Gateway Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded asset derivatives
Equity contracts	$41,615,160

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(239,223,060)

[1]	Represents purchased options, at value.

Transactions in derivative instruments for Gateway Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$20,409,122	$(727,504,128)

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(12,745,330)	$17,165,193

[2]	Represents realized gain and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded liability derivatives
Equity contracts	$(2,025,420)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$(5,568,743)

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$111,673

The following is a summary of derivative instruments for Global Green Bond Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$19,324

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(2,766)
Foreign exchange contracts	(625,719)

Total exchange-traded liability derivatives	$(628,485)

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Notes to Financial Statements (continued)

December 31, 2020

Transactions in derivative instruments for Global Green Bond Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$246,366
Foreign exchange contracts	(1,304,135)

Total	$(1,057,769)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$101,063
Foreign exchange contracts	(314,501)

Total	$(213,438)

The following is a summary of derivative instruments for Natixis Oakmark International Fund as of December 31, 2020, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(9,119)

Transactions in derivative instruments for Natixis Oakmark International Fund during the year ended December 31, 2020, as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts
Foreign exchange contracts	$(378,942)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts
Foreign exchange contracts	$61,140

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Fund based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2020:

Gateway Fund	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	98.97%	74.76%
Highest Notional Amount Outstanding	99.14%	99.08%
Lowest Notional Amount Outstanding	98.75%	41.90%
Notional Amount Outstanding as of December 31, 2020	99.14%	81.20%

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Notes to Financial Statements (continued)

December 31, 2020

The volume of option contract activity as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2020:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.84%
Highest Notional Amount Outstanding	99.24%
Lowest Notional Amount Outstanding	98.52%
Notional Amount Outstanding as of December 31, 2020	98.62%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of futures contract activity as a percentage of net assets for Global Green Bond Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2020:

Global Green Bond Fund	Futures
Average Notional Amount Outstanding	83.26%
Highest Notional Amount Outstanding	96.00%
Lowest Notional Amount Outstanding	75.76%
Notional Amount Outstanding as of December 31, 2020	76.54%

The volume of forward foreign currency contract activity, as a percentage of net assets, for Natixis Oakmark International Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2020:

Natixis Oakmark International Fund	Forwards
Average Notional Amount Outstanding	0.98%
Highest Notional Amount Outstanding	1.33%
Lowest Notional Amount Outstanding	0.70%
Notional Amount Outstanding as of December 31, 2020	1.33%

Notional amounts outstanding at the end of the prior period are included in the averages above.

Unrealized gain and/or loss on open futures and forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of futures and forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the net assets.

Natixis Oakmark International Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty. For financial reporting purposes, the Fund does not offset derivative assets and liabilities on the Statements of Assets and Liabilities. As of December 31, 2020, gross amounts of derivative assets and liabilities not offset in the Statement of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Amount
State Street Bank and Trust Company	$(9,119)	$—	$(9,119)

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in

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Notes to Financial Statements (continued)

December 31, 2020

losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of December 31, 2020:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Green Bond Fund	$1,745,795	$1,745,795

5.  Purchases and Sales of Securities.  For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, purchases and sales of securities (excluding short-term investments, option contracts and including paydowns) were as follows:

Fund	Purchases	Sales
Gateway Fund	$1,550,156,436	$3,563,163,701
Gateway Equity Call Premium Fund	8,669,050	21,157,282
Global Green Bond Fund	17,895,750	21,345,123
Global Sustainable Equity Fund	592,780,644	34,117,168
International Sustainable Equity Fund	1,662,700	5,254,536
U.S. Sustainable Equity Fund	4,863,312	—
Natixis Oakmark Fund	48,760,893	109,741,075
Natixis Oakmark International Fund	306,603,431	380,180,072
U.S. Equity Opportunities Fund	220,440,955	428,965,713
Mid Cap Fund	143,075,526	234,284,319
Small Cap Value Fund	96,687,696	108,022,064

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Fund and Gateway Equity Call Premium Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $5 billion	Next $5 billion	Over $10 billion
Gateway Fund	0.65%	0.60%	0.58%
Gateway Equity Call Premium Fund	0.65%	0.65%	0.65%

Mirova US LLC (“Mirova US”) serves as investment adviser to Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund and U.S. Sustainable Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Global Green Bond Fund	0.55%
Global Sustainable Equity Fund	0.80%
International Sustainable Equity Fund	0.80%
U.S. Sustainable Equity Fund	0.65%

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Notes to Financial Statements (continued)

December 31, 2020

Natixis Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, Mid Cap Fund and Small Cap Value Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $150 million	Next $50 million	Next $300 million	Next $500 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	0.70%	0.70%	0.65%	0.60%	0.60%	0.60%
Natixis Oakmark International Fund	0.85%	0.75%	0.75%	0.75%	0.70%	0.70%
U.S. Equity Opportunities Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Mid Cap Fund	0.80%	0.80%	0.80%	0.80%	0.80%	0.75%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Natixis Oakmark Fund	Harris Associates L.P. (“Harris”)
Natixis Oakmark International Fund	Harris
U.S. Equity Opportunities Fund	Harris Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Mid Cap Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Small Cap Value Fund	Vaughan Nelson

Gateway Advisers, Natixis Advisors, Harris and Vaughan Nelson are subsidiaries of Natixis. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis.

Under the terms of the subadvisory agreements, each Fund has agreed to pay its respective subadviser a subadvisory fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

		Percentage of Average Daily Net Assets
Fund	Subadviser	First $150 million	Next $50 million	Next $800 million	Next $500 million	Over $1.5 billion
Natixis Oakmark Fund	Harris	0.52%	0.52%	0.50%	0.50%	0.50%
Natixis Oakmark International Fund	Harris	0.60%	0.50%	0.50%	0.45%	0.45%
U.S. Equity Opportunities Fund
Large Cap Value Segment	Harris	0.52%	0.52%	0.52%	0.52%	0.52%
All Cap Growth Segment	Loomis Sayles	0.35%	0.35%	0.35%	0.35%	0.35%
Mid Cap Fund	Vaughan Nelson	0.50%	0.50%	0.50%	0.50%	0.47%
Small Cap Value Fund	Vaughan Nelson	0.55%	0.55%	0.55%	0.55%	0.55%

Payments to Natixis Advisors are reduced by the amounts of payments to the subadvisers, as calculated based on the table above.

Gateway Advisers, Mirova US and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2021, except for Natixis Oakmark International Fund, U.S. Sustainable Equity Fund and Small Cap Value Fund, which are in effect until April 30, 2022, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	0.94%	1.70%	0.65%	0.70%
Gateway Equity Call Premium Fund	1.20%	1.95%	0.90%	0.95%
Global Green Bond Fund	0.95%	—	0.65%	0.70%
Global Sustainable Equity Fund	1.20%	1.95%	0.90%	0.95%
International Sustainable Equity Fund	1.20%	—	0.90%	0.95%
U.S. Sustainable Equity Fund	1.05%	1.80%	0.75%	0.80%
Natixis Oakmark Fund	1.30%	2.05%	1.00%	1.05%
Natixis Oakmark International Fund	1.20%	1.95%	0.90%	0.95%
U.S. Equity Opportunities Fund	1.20%	1.95%	0.90%	0.95%
Mid Cap Fund	1.20%	1.95%	0.90%	0.95%
Small Cap Value Fund	1.30%	2.05%	1.00%	1.05%

Prior to July 1, 2020, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Natixis Oakmark International Fund and Small Cap Value Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Natixis Oakmark International Fund	1.37%	2.12%	1.07%	1.12%
Small Cap Value Fund	1.34%	2.09%	1.04%	1.09%

Gateway Advisers, Mirova US and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the management fees and waiver of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Gateway Fund	$45,426,590	$4,725,720	$40,700,870	0.63%	0.57%
Gateway Equity Call Premium Fund	366,204	126,222	239,982	0.65%	0.43%
Global Green Bond Fund	199,574	153,758	45,816	0.55%	0.13%
Global Sustainable Equity Fund	2,655,276	106,348	2,548,928	0.80%	0.77%
International Sustainable Equity Fund	133,936	133,936	—	0.80%	—%
U.S. Sustainable Equity Fund	1,431	1,431	—	0.65%	—%
Natixis Oakmark Fund	1,564,875	—	1,564,875	0.69%	0.69%
Natixis Oakmark International Fund	3,896,753	372,574	3,524,179	0.78%	0.71%
U.S. Equity Opportunities Fund	6,544,600	—	6,544,600	0.75%	0.75%
Mid Cap Fund	2,229,300	237,006	1,992,294	0.80%	0.71%
Small Cap Value Fund	840,431	192,156	648,275	0.90%	0.69%

For the year ended December 31, 2020, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Gateway Fund	$97,755	$—	$—	$—	$97,755

[1]	Waiver/expense reimbursements are subject to possible recovery until December 31, 2021.

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Notes to Financial Statements (continued)

December 31, 2020

In addition, Mirova US reimbursed non-class-specific expenses of International Sustainable Equity Fund and U.S. Sustainable Equity Fund in the amount of $17,961 and $33,244, respectively for the year ended December 31, 2020, which are subject to possible recovery until December 31, 2021.

No expenses were recovered for any of the Funds during the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, L.P. (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A		Class C		Class C
Gateway Fund	$2,443,879		$421,385		$1,264,155
Gateway Equity Call Premium Fund	4,681		1,866		5,598
Global Green Bond Fund	9,170		—		—
Global Sustainable Equity Fund	45,727		19,323		57,968
International Sustainable Equity Fund	54		—		—
U.S. Sustainable Equity Fund	—	[1]	—	[1]	1
Natixis Oakmark Fund	370,208		95,992		287,975
Natixis Oakmark International Fund	304,215		270,404		811,213
U.S. Equity Opportunities Fund	1,438,095		161,471		484,412
Mid Cap Fund	68,426		38,752		116,256
Small Cap Value Fund	134,748		2,412		7,235

[1]	Less than $1.

For the year ended December 31, 2020, Natixis Distribution refunded Natixis Oakmark Fund $4,543 of prior year Class A service fees paid to Natixis Distribution in excess of amounts incurred by Natixis Distribution. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

December 31, 2020

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Fund	$3,152,031
Gateway Equity Call Premium Fund	24,814
Global Green Bond Fund	15,988
Global Sustainable Equity Fund	145,476
International Sustainable Equity Fund	7,372
U.S. Sustainable Equity Fund	95
Natixis Oakmark Fund	99,193
Natixis Oakmark International Fund	220,057
U.S. Equity Opportunities Fund	383,038
Mid Cap Fund	123,422
Small Cap Value Fund	41,239

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Fund	$4,055,111
Gateway Equity Call Premium Fund	20,508
Global Green Bond Fund	17,349
Global Sustainable Equity Fund	165,856
International Sustainable Equity Fund	106
Natixis Oakmark Fund	99,464
Natixis Oakmark International Fund	904,647
U.S. Equity Opportunities Fund	395,752
Mid Cap Fund	258,480
Small Cap Value Fund	53,851

As of December 31, 2020, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Fund	$48,473
Gateway Equity Call Premium Fund	224
Global Green Bond Fund	227
Global Sustainable Equity Fund	10,902
International Sustainable Equity Fund	3
Natixis Oakmark Fund	1,183
Natixis Oakmark International Fund	12,190
U.S. Equity Opportunities Fund	4,523
Mid Cap Fund	2,675
Small Cap Value Fund	631

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December 31, 2020

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended December 31, 2020 was as follows:

Fund	Commissions
Gateway Fund	$93,874
Gateway Equity Call Premium Fund	3,970
Global Green Bond Fund	55
Global Sustainable Equity Fund	41,038
International Sustainable Equity Fund	414
U.S. Sustainable Equity Fund	1
Natixis Oakmark Fund	32,669
Natixis Oakmark International Fund	28,464
U.S. Equity Opportunities Fund	46,471
Mid Cap Fund	1,455
Small Cap Value Fund	3,029

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $199,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

Certain officers and employees of Natixis Advisors and affiliates are also officers and/or Trustees of the Trusts.

g.  Affiliated Ownership.  As of December 31, 2020, the percentage of each Fund’s net assets owned by affiliates is as follows:

Global Green Bond Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.07%
Natixis Sustainable Future 2020 Fund	0.68%
Natixis Sustainable Future 2025 Fund	1.40%
Natixis Sustainable Future 2030 Fund	1.23%
Natixis Sustainable Future 2035 Fund	0.77%
Natixis Sustainable Future 2040 Fund	0.48%
Natixis Sustainable Future 2045 Fund	0.19%
Natixis Sustainable Future 2050 Fund	0.18%
Natixis Sustainable Future 2055 Fund	0.13%
Natixis Sustainable Future 2060 Fund	0.13%
Natixis and affiliates	13.67%

19.93%

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Notes to Financial Statements (continued)

December 31, 2020

International Sustainable Equity Fund	Percentage of Net Assets
Natixis Sustainable Future 2015 Fund	1.10%
Natixis Sustainable Future 2020 Fund	0.87%
Natixis Sustainable Future 2025 Fund	2.39%
Natixis Sustainable Future 2030 Fund	3.35%
Natixis Sustainable Future 2035 Fund	2.98%
Natixis Sustainable Future 2040 Fund	2.79%
Natixis Sustainable Future 2045 Fund	2.91%
Natixis Sustainable Future 2050 Fund	2.68%
Natixis Sustainable Future 2055 Fund	2.11%
Natixis Sustainable Future 2060 Fund	1.98%
Natixis and affiliates	75.88%

99.04%

U.S. Sustainable Equity Fund	Percentage of Net Assets
Natixis and affiliates	100%

Small Cap Value Fund	Percentage of Net Assets
Natixis and affiliates	Less than 0.01%

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Gateway Equity Call Premium Fund, Global Green Bond Fund (effective May 1, 2020), Global Sustainable Equity Fund, International Sustainable Equity Fund (effective May 1, 2020), U.S. Sustainable Equity Fund (effective December 15, 2020), Natixis Oakmark Fund, Natixis Oakmark International Fund, U.S. Equity Opportunities Fund, and Small Cap Value Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through April 30, 2021, except for U.S. Sustainable Equity Fund which is in effect through April 30, 2022, and is not subject to recovery under the expense limitation agreement described above.

For the year ended December 31, 2020 (for the period May 1, 2020 through December 31, 2020 for Global Green Bond Fund and International Sustainable Equity Fund and for the period December 15, 2020 through December 31, 2020 for U.S. Sustainable Equity Fund), Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Fund	Reimbursement of Transfer Agency Expenses
Class N
Gateway Equity Call Premium Fund	$1,005
Global Green Bond Fund	981
Global Sustainable Equity Fund	1,108
International Sustainable Equity Fund	468
U.S. Sustainable Equity Fund	3
Natixis Oakmark Fund	1,020
Natixis Oakmark International Fund	1,064
U.S. Equity Opportunities Fund	1,022
Small Cap Value Fund	1,007

i.  Payment by Affiliates.  For the year ended December 31, 2020, Natixis Advisors reimbursed International Sustainable Equity Fund $66,060, Harris reimbursed Natixis Oakmark International Fund $2,108 and Vaughan Nelson reimbursed Small Cap Value Fund $6,512 in connection with trading errors.

j.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common Trustees. For the year ended December 31, 2020, Natixis Oakmark Fund engaged in purchase and sale transactions of $10,946 and $295,969, respectively, and U.S. Equity Opportunities Fund engaged in purchase transactions of $16,443 with an affiliate of Natixis in compliance with Rule 17a-7 of the 1940 Act pursuant to procedures adopted by the Board of Trustees.

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7.  Custodian Fees and Expenses.  State Street Bank, custodian to the Funds, has agreed to waive custodian fees and certain other expenses for the first 12 months of operations for the U.S. Sustainable Equity Fund. For the period ended December 31, 2020, total fees waived for the Fund were $1,261.

8.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended (period ended for U.S. Sustainable Equity Fund) December 31, 2020, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Gateway Fund	$657,146	$113,810	$2,202	$3,800,156
Gateway Equity Call Premium Fund	1,029	387	1,005	28,028
Global Green Bond Fund	4,514	—	1,214	16,298
Global Sustainable Equity Fund	11,172	4,800	1,108	162,410
International Sustainable Equity Fund	769	—	1,151	1,391
U.S. Sustainable Equity Fund	3	3	3	3
Natixis Oakmark Fund	142,288	36,745	1,020	34,881
Natixis Oakmark International Fund	229,102	205,986	1,064	508,601
U.S. Equity Opportunities Fund	439,510	49,786	1,022	177,978
Mid Cap Fund	29,787	17,110	1,151	240,855
Small Cap Value Fund	61,643	1,117	1,007	43,747

9.  Line of Credit.  Each Fund (except U.S. Sustainable Equity Fund), together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $400,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and certain other legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees and/or miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended December 31, 2020, Natixis Oakmark International Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $10,266,667 at a weighted average interest rate of 1.17%. Interest expense incurred on the line of credit was $999. Mid Cap Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $21,300,000 at a weighted average interest rate of 1.16%. Interest expense incurred on the line of credit was $684.

10.  Risk.  The Funds’ investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Global Green Bond Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

Global markets have experienced periods of high volatility triggered by the ongoing public health emergency known as coronavirus (“Covid-19”). As the situation continues, the extent and duration of the impact that the Covid-19 outbreak may have on financial markets and the economy as a whole remains highly uncertain. If the effects of the Covid-19 outbreak on financial markets and the economy continue for an extended period of time, the Funds’ future financial and investment results may be adversely affected.

11.  Interest Expense.  The Funds incur interest expense on cash (including foreign currency) overdrafts at the custodian bank, from use of the line of credit and, for Global Green Bond Fund, foreign currency debit balances at brokers. Interest expense incurred for the year ended December 31, 2020 is reflected on the Statements of Operations.

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December 31, 2020

12.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2020, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	2	79.19%	—	79.19%
Global Green Bond Fund	2	22.02%	19.93%	41.95%
Global Sustainable Equity Fund	1	36.42%	—	36.42%
Natixis Oakmark International Fund	1	25.98%	—	25.98%
Mid Cap Fund	2	19.08%	—	19.08%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

13.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2020		Year Ended December 31, 2019
Gateway Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,933,210	$166,881,524	5,642,070	$187,727,250
Issued in connection with the reinvestment of distributions	226,078	7,452,654	340,366	11,406,325
Redeemed	(10,728,981)	(357,437,934)	(10,753,386)	(356,593,296)

Net change	(5,569,693)	$(183,103,756)	(4,770,950)	$(157,459,721)

Class C
Issued from the sale of shares	309,182	$10,611,120	432,578	$14,310,216
Issued in connection with the reinvestment of distributions	6,581	207,158	20,474	678,795
Redeemed	(2,670,540)	(90,111,982)	(2,864,005)	(94,753,228)

Net change	(2,354,777)	$(79,293,704)	(2,410,953)	$(79,764,217)

Class N
Issued from the sale of shares	3,665,849	$124,426,497	6,003,206	$203,490,332
Issued in connection with the reinvestment of distributions	59,627	1,984,767	51,248	1,723,476
Redeemed	(4,322,136)	(146,692,114)	(1,072,156)	(35,774,420)

Net change	(596,660)	$(20,280,850)	4,982,298	$169,439,388

Class Y
Issued from the sale of shares	41,200,429	$1,389,182,842	40,784,585	$1,355,336,594
Issued in connection with the reinvestment of distributions	1,586,091	52,425,527	2,127,554	71,298,540
Redeemed	(75,560,637)	(2,514,181,386)	(62,764,917)	(2,087,644,216)

Net change	(32,774,117)	$(1,072,573,017)	(19,852,778)	$(661,009,082)

Decrease from capital share transactions	(41,295,247)	$(1,355,251,327)	(22,052,383)	$(728,793,632)

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13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	89,776	$1,165,671	115,797	$1,436,549
Issued in connection with the reinvestment of distributions	973	11,345	1,519	18,853
Redeemed	(167,721)	(2,061,010)	(146,371)	(1,790,405)

Net change	(76,972)	$(883,994)	(29,055)	$(335,003)

Class C
Issued from the sale of shares	9,094	$114,580	9,729	$122,297
Issued in connection with the reinvestment of distributions	49	567	85	1,019
Redeemed	(11,920)	(161,150)	(29,196)	(363,655)

Net change	(2,777)	$(46,003)	(19,382)	$(240,339)

Class N
Issued from the sale of shares	16,338	$204,818	42,939	$532,639
Issued in connection with the reinvestment of distributions	475	5,747	213	2,711
Redeemed	(5,480)	(64,140)	(2,623)	(33,360)

Net change	11,333	$146,425	40,529	$501,990

Class Y
Issued from the sale of shares	870,053	$10,700,287	1,271,009	$15,306,783
Issued in connection with the reinvestment of distributions	12,901	152,845	18,719	232,437
Redeemed	(1,471,881)	(17,118,532)	(2,567,908)	(30,536,186)

Net change	(588,927)	$(6,265,400)	(1,278,180)	$(14,996,966)

Decrease from capital share transactions	(657,343)	$(7,048,972)	(1,286,088)	$(15,070,318)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Global Green Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	357,151	$3,820,987	213,955	$2,256,341
Issued in connection with the reinvestment of distributions	14,237	152,385	3,961	41,148
Redeemed	(90,528)	(963,417)	(55,616)	(576,973)

Net change	280,860	$3,009,955	162,300	$1,720,516

Class N
Issued from the sale of shares	445,619	$4,757,851	197,653	$2,056,718
Issued in connection with the reinvestment of distributions	47,406	504,197	66,143	686,274
Redeemed	(2,032,767)	(21,682,527)	(412,919)	(4,197,811)

Net change	(1,539,742)	$(16,420,479)	(149,123)	$(1,454,819)

Class Y
Issued from the sale of shares	1,588,312	$16,962,425	711,084	$7,480,033
Issued in connection with the reinvestment of distributions	59,234	635,148	11,941	124,307
Redeemed	(280,739)	(2,960,011)	(166,513)	(1,759,865)

Net change	1,366,807	$14,637,562	556,512	$5,844,475

Increase from capital share transactions	107,925	$1,227,038	569,689	$6,110,172

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December 31, 2020

13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Global Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,075,867	$18,317,282	421,391	$5,771,615
Issued in connection with the reinvestment of distributions	4,893	76,869	9,280	131,736
Redeemed	(226,251)	(3,533,077)	(122,875)	(1,613,835)

Net change	854,509	$14,861,074	307,796	$4,289,516

Class C
Issued from the sale of shares	317,242	$4,892,971	152,601	$2,081,444
Issued in connection with the reinvestment of distributions	1,026	15,301	1,646	22,845
Redeemed	(98,713)	(1,588,779)	(23,760)	(318,560)

Net change	219,555	$3,319,493	130,487	$1,785,729

Class N
Issued from the sale of shares	3,265,184	$55,475,365	479,051	$6,954,884
Issued in connection with the reinvestment of distributions	13,079	223,484	9,538	139,234
Redeemed	(320,345)	(5,566,304)	(2,130)	(31,125)

Net change	2,957,918	$50,132,545	486,459	$7,062,993

Class Y
Issued from the sale of shares	33,728,583	$589,402,217	4,887,232	$66,779,728
Issued in connection with the reinvestment of distributions	100,746	1,724,842	92,160	1,315,613
Redeemed	(3,134,944)	(50,170,707)	(3,173,224)	(42,852,903)

Net change	30,694,385	$540,956,352	1,806,168	$25,242,438

Increase from capital share transactions	34,726,367	$609,269,464	2,730,910	$38,380,676

	Year Ended December 31, 2020		Year Ended December 31, 2019
International Sustainable Equity Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,616	$62,533	241	$3,002
Issued in connection with the reinvestment of distributions	505	6,930	1	12
Redeemed	(25)	(337)	—	—

Net change	5,096	$69,126	242	$3,014

Class N
Issued from the sale of shares	180,706	$2,022,459	624,516	$6,901,909
Issued in connection with the reinvestment of distributions	113,091	1,544,820	16,672	205,624
Redeemed	(490,369)	(6,206,793)	(267,041)	(2,830,518)

Net change	(196,572)	$(2,639,514)	374,147	$4,277,015

Class Y
Issued from the sale of shares	4,191	$54,896	575	$7,196
Issued in connection with the reinvestment of distributions	502	6,899	7	86

Net change	4,693	$61,795	582	$7,282

Increase (decrease) from capital share transactions	(186,783)	$(2,508,593)	374,971	$4,287,311

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13.  Capital Shares (continued).

	Period Ended December 31, 2020(a)
U.S. Sustainable Equity Fund	Shares	Amount
Class A
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class C
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Class N
Issued from the sale of shares	500,000	$5,000,000

Net change	500,000	$5,000,000

Class Y
Issued from the sale of shares	100	$1,000

Net change	100	$1,000

Increase from capital share transactions	500,300	$5,003,000

(a)	From commencement of operations on December 15, 2020 through December 31, 2020.

	Year Ended December 31, 2020		Year Ended December 31, 2019
Natixis Oakmark Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	583,622	$11,675,703	341,587	$7,422,550
Issued in connection with the reinvestment of distributions	589,672	13,475,622	707,759	15,556,227
Redeemed	(1,895,350)	(37,988,760)	(1,440,445)	(31,399,881)

Net change	(722,056)	$(12,837,435)	(391,099)	$(8,421,104)

Class C
Issued from the sale of shares	196,466	$3,196,499	411,202	$7,542,498
Issued in connection with the reinvestment of distributions	166,000	3,131,121	258,850	4,802,209
Redeemed	(1,362,306)	(22,568,463)	(1,012,379)	(18,545,938)

Net change	(999,840)	$(16,240,843)	(342,327)	$(6,201,231)

Class N
Issued from the sale of shares	26	$561	38,538	$856,493
Issued in connection with the reinvestment of distributions	1,266	30,687	1,564	37,043
Redeemed	(20,248)	(414,541)	(6,880)	(164,534)

Net change	(18,956)	$(383,293)	33,222	$729,002

Class Y
Issued from the sale of shares	898,502	$17,536,595	1,091,333	$25,027,333
Issued in connection with the reinvestment of distributions	88,591	2,151,945	178,407	4,126,503
Redeemed	(1,435,875)	(28,553,935)	(1,928,446)	(43,874,360)

Net change	(448,782)	$(8,865,395)	(658,706)	$(14,720,524)

Decrease from capital share transactions	(2,189,634)	$(38,326,966)	(1,358,910)	$(28,613,857)

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13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Natixis Oakmark International Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	2,770,572	$30,737,529	3,833,342	$48,961,166
Issued in connection with the reinvestment of distributions	14,764	209,645	293,582	3,983,907
Redeemed	(6,172,183)	(66,211,902)	(14,255,482)	(182,428,373)

Net change	(3,386,847)	$(35,264,728)	(10,128,558)	$(129,483,300)

Class C
Issued from the sale of shares	471,769	$5,126,354	1,189,713	$14,652,748
Issued in connection with the reinvestment of distributions	—	—	235,439	3,145,368
Redeemed	(6,873,953)	(71,978,638)	(7,169,411)	(88,659,492)

Net change	(6,402,184)	$(66,852,284)	(5,744,259)	$(70,861,376)

Class N
Issued from the sale of shares	7,236	$76,266	35,523	$453,334
Issued in connection with the reinvestment of distributions	131	1,852	2,041	27,558
Redeemed	(46,592)	(500,123)	(45,088)	(565,153)

Net change	(39,225)	$(422,005)	(7,524)	$(84,261)

Class Y
Issued from the sale of shares	22,716,726	$249,354,124	7,903,073	$103,147,261
Issued in connection with the reinvestment of distributions	87,587	1,237,605	590,961	7,977,970
Redeemed	(21,280,488)	(222,395,466)	(9,581,271)	(119,483,340)

Net change	1,523,825	$28,196,263	(1,087,237)	$(8,358,109)

Decrease from capital share transactions	(8,304,431)	$(74,342,754)	(16,967,578)	$(208,787,046)

	Year Ended December 31, 2020		Year Ended December 31, 2019
U.S. Equity Opportunities Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	809,852	$28,587,906	1,147,417	$39,768,929
Issued in connection with the reinvestment of distributions	1,934,829	70,589,892	1,642,521	59,555,999
Redeemed	(2,986,385)	(103,892,894)	(2,797,920)	(100,075,167)

Net change	(241,704)	$(4,715,096)	(7,982)	$(750,239)

Class C
Issued from the sale of shares	289,975	$6,110,793	409,399	$9,361,060
Issued in connection with the reinvestment of distributions	553,577	11,519,306	443,035	10,083,593
Redeemed	(1,400,383)	(29,908,911)	(1,269,592)	(29,351,029)

Net change	(556,831)	$(12,278,812)	(417,158)	$(9,906,376)

Class N
Issued from the sale of shares	947	$37,836	14,461	$605,261
Issued in connection with the reinvestment of distributions	500	21,295	1,020	44,503
Redeemed	(12,852)	(496,375)	(506)	(22,193)

Net change	(11,405)	$(437,244)	14,975	$627,571

Class Y
Issued from the sale of shares	1,666,973	$71,953,482	1,739,715	$72,112,902
Issued in connection with the reinvestment of distributions	465,008	20,643,018	514,088	22,126,509
Redeemed	(3,552,649)	(145,365,948)	(3,890,590)	(163,012,984)

Net change	(1,420,668)	$(52,769,448)	(1,636,787)	$(68,773,573)

Decrease from capital share transactions	(2,230,608)	$(70,200,600)	(2,046,952)	$(78,802,617)

155  |

Notes to Financial Statements (continued)

December 31, 2020

13.  Capital Shares (continued).

	Year Ended December 31, 2020		Year Ended December 31, 2019
Mid Cap Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	226,127	$4,488,446	861,269	$17,619,199
Issued in connection with the reinvestment of distributions	162,666	3,228,512	12,533	280,906
Redeemed	(477,370)	(9,158,673)	(1,901,968)	(37,334,239)

Net change	(88,577)	$(1,441,715)	(1,028,166)	$(19,434,134)

Class C
Issued from the sale of shares	18,169	$328,156	41,784	$804,347
Issued in connection with the reinvestment of distributions	92,379	1,686,307	7,533	158,588
Redeemed	(456,387)	(8,272,196)	(466,640)	(9,000,145)

Net change	(345,839)	$(6,257,733)	(417,323)	$(8,037,210)

Class N
Issued from the sale of shares	94,843	$1,960,180	265,852	$5,433,660
Issued in connection with the reinvestment of distributions	99,203	2,004,292	9,232	208,696
Redeemed	(185,807)	(3,709,379)	(3,511,497)	(74,546,739)

Net change	8,239	$255,093	(3,236,413)	$(68,904,383)

Class Y
Issued from the sale of shares	2,378,301	$47,273,465	2,842,232	$59,252,207
Issued in connection with the reinvestment of distributions	1,248,965	25,109,423	129,190	2,931,301
Redeemed	(6,496,334)	(126,146,971)	(15,601,071)	(306,352,102)

Net change	(2,869,068)	$(53,764,083)	(12,629,649)	$(244,168,594)

Decrease from capital share transactions	(3,295,245)	$(61,208,438)	(17,311,551)	$(340,544,321)

	Year Ended December 31, 2020		Year Ended December 31, 2019
Small Cap Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	158,490	$2,085,145	291,593	$4,253,300
Issued in connection with the reinvestment of distributions	31,711	358,304	29,009	447,550
Redeemed	(872,436)	(11,688,128)	(1,267,013)	(18,496,699)

Net change	(682,235)	$(9,244,679)	(946,411)	$(13,795,849)

Class C
Issued from the sale of shares	40,156	$298,734	14,584	$107,063
Issued in connection with the reinvestment of distributions	1,869	10,560	1,709	13,304
Redeemed	(109,068)	(738,265)	(374,191)	(2,772,672)

Net change	(67,043)	$(428,971)	(357,898)	$(2,652,305)

Class N
Issued from the sale of shares	—	$—	2,117	$32,857
Issued in connection with the reinvestment of distributions	14	179	12	194
Redeemed	—	—	(887)	(14,210)

Net change	14	$179	1,242	$18,841

Class Y
Issued from the sale of shares	1,175,448	$16,303,249	255,977	$3,867,153
Issued in connection with the reinvestment of distributions	25,025	327,632	24,035	388,742
Redeemed	(1,131,163)	(15,630,462)	(2,009,269)	(30,637,042)

Net change	69,310	$1,000,419	(1,729,257)	$(26,381,147)

Decrease from capital share transactions	(679,954)	$(8,673,052)	(3,032,324)	$(42,810,460)

|  156

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust, Natixis Funds Trust I and Natixis Funds Trust II and Shareholders of Gateway Fund, Gateway Equity Call Premium Fund, Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund, Mirova U.S. Sustainable Equity Fund, Natixis Oakmark Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, Vaughan Nelson Mid Cap Fund, and Vaughan Nelson Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Gateway Fund and Gateway Equity Call Premium Fund (constituting Gateway Trust), Mirova Global Green Bond Fund, Mirova Global Sustainable Equity Fund, Mirova International Sustainable Equity Fund, Mirova U.S. Sustainable Equity Fund, Natixis Oakmark International Fund, Natixis U.S. Equity Opportunities Fund, and Vaughan Nelson Small Cap Value Fund (seven of the funds constituting Natixis Funds Trust I), and Natixis Oakmark Fund and Vaughn Nelson Mid Cap Fund (two of the funds constituting Natixis Funds Trust II) (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets
Gateway Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Gateway Equity Call Premium Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova Global Green Bond Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova Global Sustainable Equity Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova International Sustainable Equity Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Mirova U.S. Sustainable Equity Fund	For the period from December 15, 2020 (commencement of operations) through December 31, 2020	For the period from December 15, 2020 (commencement of operations) through December 31, 2020
Natixis Oakmark Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Natixis Oakmark International Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Natixis U.S. Equity Opportunities Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Vaughan Nelson Mid Cap Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019
Vaughan Nelson Small Cap Value Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2021

We have served as the auditor of one or more of the investment companies in the Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.

157  |

2020 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2020, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	100.00%
Natixis Oakmark Fund	100.00%
U.S. Equity Opportunities Fund	99.49%
Mid Cap Fund	100.00%
Small Cap Value Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended December 31, 2020.

Fund	Amount
Global Green Bond Fund	$670,133
Global Sustainable Equity Fund	2,415,562
International Sustainable Equity Fund	1,050,112
Natixis Oakmark Fund	18,031,501
U.S. Equity Opportunities Fund	115,715,748
Mid Cap Fund	33,018,937
Small Cap Value Fund	616,973

Qualified Dividend Income.  For the fiscal year ended December 31, 2020, a percentage of the ordinary income dividends paid by the Funds are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds paid a distribution during calendar year 2020, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Fund	100.00%
Gateway Equity Call Premium Fund	100.00%
Global Sustainable Equity Fund	100.00%
International Sustainable Equity Fund	48.36%
Natixis Oakmark Fund	100.00%
Natixis Oakmark International Fund	100.00%
U.S. Equity Opportunities Fund	100.00%
Mid Cap Fund	100.00%
Small Cap Value Fund	100.00%

Foreign Tax Credit.  For the year ended December 31, 2020, the Fund intends to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Sustainable Equity Fund	$26,455	$283,081
Natixis Oakmark International Fund	907,109	7,726,705

|  158

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust I, Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of Governance Committee and Audit Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of Contract Review Committee	Retired	54 Director of Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

159  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Audit Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Contract Review Committee Member and Governance Committee Member	Retired; formerly President, Global Sales and Marketing, GE Asset Management, Inc. (financial services)	54 Director, Sterling Bancorp (bank)	Experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  160

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member and Governance Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Contract Review Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance); formerly, President of Urban Strategy America Fund (real estate fund manager)

54

Trustee, Eastern Bank (bank); Director of Apartment Investment and Management Company (real estate investment trust); formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust I and Natixis Funds Trust II and 2007 for Gateway Trust Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L. P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

161  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer	President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, L.P., Natixis Distribution, L.P., Natixis Distribution Corporation and Chairman of the Board of Natixis Distribution Corporation.

|  162

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer Chief Compliance Officer and Anti-Money Laundering Officer	Since 2016 Since 2020	Executive Vice President, General Counsel, Secretary and Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.; formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Advisors, L.P. and Natixis Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since 2004 for Natixis Funds Trust I and Natixis Funds Trust II and 2007 for Gateway Trust	Senior Vice President, Natixis Advisors, L.P. and Natixis Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, L.P., Natixis Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

163  |

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Mr. Martin T. Meehan, Mr. Peter J. Smail and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4.	Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20
Natixis Funds Trust II (except Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund)	$384,766	$355,112	$1,237	$983	$124,109	$97,388	$—	$—

1.	Audit-related fees consist of:

2019 & 2020 – performance of agreed-upon procedures related to the Registrant’s deferred compensation.

2.	Tax fees consist of:

2019 & 2020 – review of Registrant’s tax returns and tax compliance services.

Aggregate fees billed to the Registrant for non-audit services during 2019 and 2020 were $125,346 and $98,371, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AlphaSimplex Group, LLC (“ASG”), Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, L.P. (“Natixis Advisors”), and entities controlling, controlled by or under common control with ASG, Loomis, and Natixis Advisors (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20	1/1/19- 12/31/19	1/1/20- 12/31/20
Control Affiliates	$—	$—	$26,750	$18,255	$—	$63,023

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to ASG, Loomis, Natixis Advisors and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/19- 12/31/19	1/1/20- 12/31/20
Control Affiliates	$302,257	$308,800

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1)and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 22, 2021

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	February 22, 2021